UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-07820

AMERICAN CENTURY CAPITAL PORTFOLIOS, INC.
(Exact name of registrant as specified in charter)

4500 MAIN STREET, KANSAS CITY, MISSOURI	64111
(Address of principal executive offices)	(Zip Code)

CHARLES A. ETHERINGTON 4500 MAIN STREET, KANSAS CITY, MISSOURI 64111
(Name and address of agent for service)

Registrant’s telephone number, including area code:	816-531-5575

Date of fiscal year end:	03-31

Date of reporting period:	09-30-2010

ITEM 1.  REPORTS TO STOCKHOLDERS.

Semiannual Report
September 30, 2010

American Century Investments®
Equity Income Fund

President’s Letter	2
Independent Chairman’s Letter	3
Market Perspective	4
U.S. Stock Index Returns	4

Equity Income

Performance	5
Portfolio Commentary	7
Top Ten Holdings	9
Top Five Industries	9
Types of Investments in Portfolio	9

Shareholder Fee Example	10

Financial Statements

Schedule of Investments	12
Statement of Assets and Liabilities	16
Statement of Operations	17
Statement of Changes in Net Assets	18
Notes to Financial Statements	19
Financial Highlights	25

Other Information

Proxy Voting Results	31
Additional Information	32
Index Definitions	33

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

   Jonathan Thomas

Dear Investor:

To learn more about the capital markets, your investment, and the portfolio management strategies American Century Investments provides, we encourage you to review this shareholder report for the financial reporting period ended September 30, 2010.

On the following pages, you will find investment performance and portfolio information, presented with the expert perspective and commentary of our portfolio management team. This report remains one of our most important vehicles for conveying the information you need about your investment performance, and about the market factors and strategies that affect fund returns. For additional information on the markets, we encourage you to visit the “Insights & News” tab at our Web site, americancentury.com, for updates and further expert commentary.

The top of our Web site’s home page also provides a link to “Our Story,” which, first and foremost, outlines our commitment—since 1958—to helping clients reach their financial goals. We believe strongly that we will only be successful when our clients are successful. That’s who we are.

Another important, unique facet of our story and who we are is “Profits with a Purpose,” which describes our bond with the Stowers Institute for Medical Research (SIMR). SIMR is a world-class biomedical organization—founded by our company founder James E. Stowers, Jr. and his wife Virginia—that is dedicated to researching the causes, treatment, and prevention of gene-based diseases, including cancer. Through American Century Investments’ private ownership structure, more than 40% of our profits support SIMR.

Mr. Stowers’ example of achieving financial success and using that platform to help humanity motivates our entire American Century Investments team. His story inspires us to help each of our clients achieve success. Thank you for sharing your financial journey with us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Independent Chairman’s Letter

   Don Pratt

Dear Fellow Shareholders,

As regulators and the markets continue to sort out the events of the credit crisis, a consistent theme has been that financial services firms should re-examine their risk management practices. Risk management has been a regular part of American Century Investments’ activities for many years. However, recently American Century and your mutual fund board have been spending additional time focusing on our risk oversight processes.

The board’s efforts are now organized around three categories of risk: investment risk, operational risk, and enterprise risk. This approach has facilitated a realignment of many risk oversight tasks that the board has historically conducted. Investment risk tasks include a review of portfolio risk, monitoring the use of derivatives, and performance assessment. Operational risk focuses on compliance, valuation, shareholder services, and trading activities. Enterprise risk addresses the financial condition of the advisor, human resource development, and reputational risks. Risk oversight tasks are addressed in every quarterly board meeting, and a review of the advisor’s entire risk management program is undertaken annually. We acknowledge and support the approach that American Century Investments takes to its risk management responsibilities. While the board has refocused its efforts in this important oversight area, we recognize that risk oversight is a journey and we expect to continue to improve our processes.

Our September quarterly board meeting was held in the New York offices of American Century Investments. This gave the directors an opportunity to meet with the portfolio management teams for each of the global and international funds overseen by the board. Each team uses sophisticated investment tools and daily risk analysis in managing client assets. We also were impressed with the “bench strength” that has been developed under the leadership of the Global and Non-U.S. Equity CIO Mark Kopinski. These face-to-face meetings provide an opportunity for the directors – working on behalf of shareholders – to validate the advisor’s efforts and the investment management approach being followed.

I thank you for your continued confidence in American Century during this turbulent time in the economy and investment markets. If you have thoughts or questions you would like to share with the board send them to me at dhpratt@fundboardchair.com.

Best regards,

Don Pratt

3

Market Perspective

By Phil Davidson, Chief Investment Officer, U.S. Value Equity

Mixed Results for U.S. Stocks

U.S. stocks were mixed but generally lower for the six months ended September 30, 2010, as market volatility increased notably. The key factor driving this volatility was increased uncertainty regarding the U.S. economic recovery, which appeared to wane following the robust growth rate it experienced in the last half of 2009.

Evidence of slowing economic activity during the six-month period included a slowdown in the manufacturing sector, further deterioration in the housing market, persistently high unemployment, and a decline in retail sales. In addition, sovereign debt problems in Europe also led to concerns about the impact of a potential fiscal crisis on global economic growth. The combination sent stocks into a tailspin in the second quarter of 2010.

The equity market rebounded in the third quarter, with the bulk of the rally occurring in September—the highest monthly return for stocks since April 2009. The Federal Reserve indicated that it would reinstate the quantitative easing measures used to stimulate economic growth in 2009, and the market rallied in the hope that these efforts would resuscitate the economic recovery. Despite a strong finish, the broad equity indices fell slightly for the six months, although mid- and small-cap issues posted modestly positive results (see the table below).

Value Stocks Lagged

Value stocks underperformed their growth-oriented counterparts across all market capitalizations during the six-month period. The primary reason was the lagging performance of the financial sector, which is the largest component in most value indices. Financial companies continued to struggle with high unemployment, continued weakness in the housing market, growing loan delinquencies and defaults, and uncertainty regarding the impact of recent financial reform legislation.

On the positive side, the recent trend of rising dividend payouts remained supportive for value stocks. The growth in dividends reflected both a significant recovery in corporate earnings (excluding financials) over the past year and increasingly healthy balance sheets. The question going forward is whether companies can sustain this level of profitability and financial strength in a slow-growth economic environment.

U.S. Stock Index Returns
For the six months ended September 30, 2010*
Russell 1000 Index (Large-Cap)	–1.21%	Russell 2000 Index (Small-Cap)	0.25%
Russell 1000 Growth Index	–0.27%	Russell 2000 Growth Index	2.43%
Russell 1000 Value Index	–2.14%	Russell 2000 Value Index	–1.90%
Russell Midcap Index	2.12%	*Total returns for periods less than one year are not annualized.
Russell Midcap Growth Index	2.95%
Russell Midcap Value Index	1.40%

4

Performance
Equity Income

Total Returns as of September 30, 2010
				Average Annual Returns
	Ticker Symbol	6 months(1)	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	TWEIX	2.00%	11.34%	3.03%	6.94%	10.38%	8/1/94
Russell 3000 Value Index	—	-2.11%	9.15%	-0.39%	2.96%	8.45%(2)	—
S&P 500 Index	—	-1.42%	10.16%	0.64%	-0.43%	7.80%(2)	—
Lipper Equity Income Index	—	-0.96%	9.83%	0.58%	2.27%	6.84%(2)	—
Institutional Class	ACIIX	2.25%	11.55%	3.26%	7.15%	7.12%	7/8/98
A Class(3) No sales charge* With sales charge*	TWEAX	1.87% -3.95%	11.06% 4.71%	2.77% 1.55%	6.68% 6.05%	8.09% 7.62%	3/7/97
B Class No sales charge* With sales charge*	AEKBX	1.49% -3.51%	10.20% 6.20%	— —	— —	-4.11% -5.21%	9/28/07
C Class No sales charge* With sales charge*	AEYIX	1.65% 0.65%	10.38% 10.38%	2.03% 2.03%	— —	4.57% 4.57%	7/13/01
R Class	AEURX	1.75%	10.80%	2.52%	—	5.10%	8/29/03

*
Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge for equity funds and may be subject to a maximum CDSC of 1.00%. B Class shares redeemed within six years of purchase are subject to a CDSC that declines from 5.00% during the first year after purchase to 0.00% the sixth year after purchase. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1)	Total returns for periods less than one year are not annualized.
(2)	Since 7/31/94, the date nearest the Investor Class’s inception for which data are available.
(3)	Prior to September 4, 2007, the A Class was referred to as the Advisor Class and did not have a front-end sales charge. Performance prior to that date has been adjusted to reflect this charge.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. International investing involves special risks, such as political instability and currency fluctuations.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

5

Equity Income

Growth of $10,000 Over 10 Years
$10,000 investment made September 30, 2000

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	A Class	B Class	C Class	R Class
0.97%	0.77%	1.22%	1.97%	1.97%	1.47%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. International investing involves special risks, such as political instability and currency fluctuations.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

6

Portfolio Commentary
Equity Income

Portfolio Managers: Phil Davidson, Kevin Toney, and Michael Liss

Performance Summary

Equity Income returned 2.00%* for the six months ended September 30, 2010. By comparison, the Lipper Equity Income Index returned -0.96%, and the average return for Morningstar’s Large Cap Value category** (its performance, like Equity Income’s, reflects operating expenses) was -2.44%. The fund’s benchmark, the Russell 3000 Value Index, and the S&P 500 Index, representative of the broad market, fell -2.11% and -1.42%, respectively. The portfolio’s return reflects operating expenses, while the indices’ returns do not.

Stocks suffered steep declines during the first three months of the reporting period as investors, unsettled by the debt crisis in Europe and softer-than-expected U.S. economic news, fled into defensive investments such as U.S. Treasuries and utilities. However, in spite of continued economic uncertainty, stock prices rose once the turmoil in Europe moderated. Counter-intuitively, both higher-risk and higher-yielding securities outperformed. Higher-risk stocks were in favor as fears of a double-dip recession eased, while investors continued to favor higher-yielding securities because of very low interest rates. In this environment, Equity Income’s higher-quality, income-producing securities performed well on a relative basis. Many of the companies owned by the portfolio have strong balance sheets and competitive positions, which allowed them to continue paying dividends and, in some cases, increase their dividend payouts.

Equity Income is carefully managed to provide solid long-term performance. Since its inception on August 1, 1994, Equity Income has produced an average annual return of 10.38%, topping the returns for the Lipper Equity Income Index, Morningstar’s Large Cap Value category average, the Russell 3000 Value Index, and the S&P 500 Index for the same period (see performance information on pages 5 – 6 and the footnotes below).

Financials Contributed

Equity Income benefited from an underweight position and strategic stock selection in financials, the weakest sector in the benchmark. In keeping with the management team’s cautious and conservative approach, the portfolio did not own Bank of America’s common stock, which underperformed. However, it did hold the bank’s less-risky convertible preferred stock, which appreciated in price as the company stabilized its balance sheet. The portfolio had no exposure to commercial bank Wells Fargo or diversified financial services company Citigroup. Both stocks declined in the benchmark.

*	All fund returns referenced in this commentary are for Investor Class shares. Total returns for periods less than one year are not annualized.

**
The average returns for Morningstar’s Large Cap Value category were 8.02%, -0.28% and 2.47% for the one-, five- and ten-year periods ended September 30, 2010, respectively, and 7.07% since the fund’s inception. © Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

7

Equity Income

Elsewhere in the sector, our investments were concentrated in the less-volatile names in the insurance industry. Equity Income was overweight shares of Ace Ltd. and Chubb Corp. Despite a difficult pricing and low interest rate environment, both companies posted attractive returns on capital and increased dividends.

Industrials Boosted Results

Security selection within industrials added to relative results. United Parcel Service (UPS) delivered strong earnings growth based on growth internationally, cost savings, and an improved competitive environment following DHL’s exit from the U.S. parcel market. General Electric (GE) contributed to relative performance despite a negative return for the period as the portfolio was substantially underweight this stock. Two overweight positions in multi-national companies Emerson Electric and Caterpillar along with positive returns for these stocks also contributed to the portfolio’s performance.

Information Technology Added Value

Select holdings within information technology enhanced performance. Equity Income owned a convertible security issued by Intel which contributed to relative returns. It was also underweight Intel’s common stock, which dropped sharply after the company lowered its third-quarter revenue forecast, citing weaker-than-expected consumer demand for personal computers. Other holdings that contributed to relative performance in this sector were two convertible bonds issued by DST Systems and Sybase. The latter company was acquired by SAP.

Energy Detracted

Although an overweight in the energy sector boosted relative results, Equity Income’s mix of large integrated oil and gas companies offset progress. One key detractor was Exxon Mobil Corp. which saw its share price decline in part due to investor disappointment over the price paid for its acquisition of XTO Energy earlier in 2010.

Outlook

We will continue to follow our disciplined, bottom-up investment process, selecting companies one at a time for the portfolio. As of September 30, 2010, we see attractive opportunities in energy and utilities, reflected by our overweight positions in these sectors. We continue to be selective in holdings of industrials, health care, financials, and consumer discretionary companies, relying on fundamental analysis to identify strong, financially sound businesses whose securities provide attractive yields.

8

Equity Income

Top Ten Holdings
% of net assets as of 9/30/10
Exxon Mobil Corp.	5.0%
AT&T, Inc.	4.0%
Bank of America Corp. (Convertible)	3.9%
U.S. Bancorp. (Convertible)	3.5%
Total SA	3.0%
Johnson & Johnson	2.9%
United Parcel Service, Inc., Class B	2.7%
Annaly Capital Management, Inc. (Convertible)	2.5%
Host Hotels & Resorts LP (Convertible)	2.5%
Chevron Corp.	2.4%

Top Five Industries
% of net assets as of 9/30/10
Oil, Gas & Consumable Fuels	12.9%
Pharmaceuticals	7.7%
Real Estate Investment Trusts (REITs)	7.1%
Specialty Retail	5.1%
Insurance	5.0%

Types of Investments in Portfolio
% of net assets as of 9/30/10
Domestic Common Stocks	66.4%
Foreign Common Stocks	6.0%
Convertible Bonds	20.8%
Convertible Preferred Stocks	4.2%
Total Equity Exposure	97.4%
Temporary Cash Investments	2.3%
Other Assets and Liabilities	0.3%

9

Shareholder Fee Example (Unaudited)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from April 1, 2010 to September 30, 2010.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. We will not charge the fee as long as you choose to manage your accounts exclusively online. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

10

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 4/1/10	Ending Account Value 9/30/10	Expenses Paid During Period* 4/1/10 – 9/30/10	Annualized Expense Ratio*
Actual
Investor Class	$1,000	$1,020.00	$4.91	0.97%
Institutional Class	$1,000	$1,022.50	$3.90	0.77%
A Class	$1,000	$1,018.70	$6.17	1.22%
B Class	$1,000	$1,014.90	$9.95	1.97%
C Class	$1,000	$1,016.50	$9.96	1.97%
R Class	$1,000	$1,017.50	$7.43	1.47%
Hypothetical
Investor Class	$1,000	$1,020.21	$4.91	0.97%
Institutional Class	$1,000	$1,021.21	$3.90	0.77%
A Class	$1,000	$1,018.95	$6.17	1.22%
B Class	$1,000	$1,015.19	$9.95	1.97%
C Class	$1,000	$1,015.19	$9.95	1.97%
R Class	$1,000	$1,017.70	$7.44	1.47%

*
Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 183, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

11

Schedule of Investments
Equity Income

SEPTEMBER 30, 2010 (UNAUDITED)

	Shares/ Principal Amount	Value
Common Stocks — 72.4%
AEROSPACE & DEFENSE — 1.2%
Honeywell International, Inc.	538,600	$ 23,666,084
Raytheon Co.	1,211,800	55,391,378
		79,057,462
AIR FREIGHT & LOGISTICS — 2.7%
United Parcel Service, Inc., Class B	2,785,021	185,733,051
CAPITAL MARKETS — 2.5%
AllianceBernstein Holding LP	751,173	19,838,479
Northern Trust Corp.	2,238,800	107,999,712
T. Rowe Price Group, Inc.	867,600	43,436,394
		171,274,585
CHEMICALS — 1.4%
E.I. du Pont de Nemours & Co.	2,162,900	96,508,598
COMMERCIAL BANKS — 0.8%
Commerce Bancshares, Inc.	1,464,549	55,052,397
COMMERCIAL SERVICES & SUPPLIES — 1.7%
Pitney Bowes, Inc.	1,280,000	27,366,400
Republic Services, Inc.	1,725,500	52,610,495
Waste Management, Inc.	1,106,145	39,533,622
		119,510,517
CONSTRUCTION MATERIALS — 0.7%
Martin Marietta Materials, Inc.	651,095	50,114,782
DISTRIBUTORS — 1.2%
Genuine Parts Co.	1,831,900	81,684,421
DIVERSIFIED — 1.9%
Standard & Poor’s 500 Depositary Receipt, Series 1	1,125,800	128,476,296
DIVERSIFIED TELECOMMUNICATION SERVICES — 4.9%
AT&T, Inc.	9,598,800	274,525,680
Qwest Communications International, Inc.	9,646,900	60,486,063
		335,011,743
ELECTRIC UTILITIES — 1.0%
Northeast Utilities	1,266,800	37,459,276
Portland General Electric Co.	1,490,133	30,219,897
		67,679,173
ELECTRICAL EQUIPMENT — 1.6%
Emerson Electric Co.	1,577,800	83,086,948
Rockwell Automation, Inc.	372,900	23,019,117
		106,106,065
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS — 0.5%
Molex, Inc., Class A	1,809,100	31,623,068
FOOD & STAPLES RETAILING — 2.2%
Walgreen Co.	1,101,100	36,886,850
Wal-Mart Stores, Inc.	2,119,116	113,415,088
		150,301,938
FOOD PRODUCTS — 2.5%
H.J. Heinz Co.	2,558,700	121,205,619
Unilever NV CVA	1,715,600	51,278,008
		172,483,627
GAS UTILITIES — 3.4%
AGL Resources, Inc.	1,821,500	69,872,740
Nicor, Inc.	1,215,000	55,671,300
Piedmont Natural Gas Co., Inc.	296,000	8,584,000
WGL Holdings, Inc.(1)	2,521,688	95,269,373
		229,397,413
HOTELS, RESTAURANTS & LEISURE — 0.1%
McDonald’s Corp.	90,100	6,713,351
HOUSEHOLD PRODUCTS — 3.7%
Clorox Co.	888,000	59,282,880
Kimberly-Clark Corp.	1,459,500	94,940,475
Procter & Gamble Co. (The)	1,642,830	98,520,515
		252,743,870
INSURANCE — 4.9%
ACE Ltd.	1,009,500	58,803,375
Allstate Corp. (The)	1,930,400	60,904,120
Chubb Corp. (The)	774,600	44,144,454
Marsh & McLennan Cos., Inc.	4,906,489	118,344,515
MetLife, Inc.	760,606	29,245,301
Transatlantic Holdings, Inc.	492,804	25,044,299
		336,486,064
IT SERVICES — 2.5%
Accenture plc, Class A	2,153,200	91,489,468
Automatic Data Processing, Inc.	1,357,200	57,043,116
Paychex, Inc.	739,200	20,320,608
		168,853,192
MACHINERY — 0.3%
Caterpillar, Inc.	35,200	2,769,536
Harsco Corp.	734,900	18,063,842
		20,833,378

12

Equity Income

Shares/ Principal Amount	Value
MEDIA — 0.6%
Omnicom Group, Inc.	1,040,200	$ 41,067,096
METALS & MINING — 0.2%
Nucor Corp.	380,487	14,534,604
MULTI-UTILITIES — 3.5%
Consolidated Edison, Inc.	3,330,368	160,590,345
PG&E Corp.	1,503,100	68,270,802
Wisconsin Energy Corp.	177,300	10,247,940
		239,109,087
OIL, GAS & CONSUMABLE FUELS — 11.6%
Chevron Corp.	2,028,700	164,426,135
El Paso Pipeline Partners LP	1,604,732	51,463,755
Exxon Mobil Corp.	5,575,029	344,481,042
Spectra Energy Partners LP	758,354	26,239,048
Total SA	3,989,400	205,604,366
		792,214,346
PHARMACEUTICALS — 7.7%
Abbott Laboratories	321,000	16,769,040
Bristol-Myers Squibb Co.	2,412,540	65,403,959
Eli Lilly & Co.	1,197,900	43,759,287
Johnson & Johnson	3,250,135	201,378,365
Merck & Co., Inc.	3,527,200	129,836,232
Pfizer, Inc.	3,989,024	68,491,542
		525,638,425
REAL ESTATE INVESTMENT TRUSTS (REITs) — 0.6%
Weyerhaeuser Co.	2,689,324	42,383,746
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 1.3%
Applied Materials, Inc.	5,369,446	62,715,129
Intel Corp.	886,900	17,055,087
Microchip Technology, Inc.	326,100	10,255,845
		90,026,061
SPECIALTY RETAIL — 3.2%
Home Depot, Inc. (The)	3,058,000	96,877,440
Lowe’s Cos., Inc.	5,425,100	120,925,479
		217,802,919
THRIFTS & MORTGAGE FINANCE — 2.0%
Capitol Federal Financial, Inc.	537,000	13,263,900
Hudson City Bancorp., Inc.	3,273,800	40,136,788
People’s United Financial, Inc.	6,522,300	85,376,907
		138,777,595
TOTAL COMMON STOCKS (Cost $4,404,842,466)		4,947,198,870
Convertible Bonds — 20.8%
CAPITAL MARKETS — 0.8%
BNP Paribas, (convertible into Charles Schwab Corp. (The)), 7.45%, 2/15/11(2)(3)	$ 1,321,400	19,001,732
Goldman Sachs Group, Inc. (The), (convertible into Charles Schwab Corp. (The)), 9.45%, 11/22/10(2)(3)	862,000	12,194,516
Janus Capital Group, Inc., 3.25%, 7/15/14	20,000,000	22,900,000
		54,096,248
COMMERCIAL BANKS — 4.1%
BNP Paribas, (convertible into SunTrust Banks, Inc.), 15.65%, 3/3/11(2)(3)	750,000	18,161,250
Goldman Sachs Group, Inc. (The), (convertible into SunTrust Banks, Inc.), 16.15%, 1/26/11(2)(3)	645,000	16,160,197
U.S. Bancorp., VRN, 0.00%, 12/11/10	242,292,000	241,843,760
		276,165,207
COMMUNICATIONS EQUIPMENT(4)
Ciena Corp., 4.00%, 3/15/15(3)	2,000,000	2,157,500
COMPUTERS & PERIPHERALS — 0.4%
Cadence Design Systems, Inc., 2.625%, 6/1/15(3)	10,000,000	11,887,500
Morgan Stanley, (convertible into Hewlett-Packard Co.), 5.85%, 2/14/11(2)(3)	380,500	16,363,402
		28,250,902
DIVERSIFIED FINANCIAL SERVICES — 0.7%
BNP Paribas, (convertible into JPMorgan Chase & Co.), 9.45%, 3/3/11(2)(3)	360,000	13,413,600
Deutsche Bank AG, (convertible into JPMorgan Chase & Co.), 9.35%, 2/23/11(2)(3)	900,000	34,559,100
		47,972,700
ENERGY EQUIPMENT & SERVICES — 0.2%
Bank of America N.A., (convertible into Baker Hughes, Inc.), 11.60%, 2/9/11(2)(3)	385,000	16,493,766

13

Equity Income

Shares/ Principal Amount	Value
FOOD & STAPLES RETAILING — 0.2%
Credit Suisse Securities USA LLC, (convertible into Walgreen Co.), 6.10%, 12/23/10(2)(3)	$ 520,000	$ 15,826,200
HEALTH CARE EQUIPMENT & SUPPLIES — 0.2%
Beckman Coulter, Inc., 2.50%, 12/15/36	11,500,000	11,744,375
HEALTH CARE PROVIDERS & SERVICES — 2.0%
LifePoint Hospitals, Inc., 3.50%, 5/15/14	9,200,000	9,200,000
LifePoint Hospitals, Inc., 3.25%, 8/15/25	44,300,000	43,469,375
Lincare Holdings, Inc., 2.75%, 11/1/37	76,062,000	81,766,650
		134,436,025
HOUSEHOLD DURABLES — 0.2%
Deutsche Bank AG, (convertible into Toll Brothers, Inc.), 14.21%, 12/15/10(2)(3)	765,000	14,806,957
LIFE SCIENCES TOOLS & SERVICES — 1.0%
Life Technologies Corp., 3.25%, 6/15/25	58,414,000	65,350,663
METALS & MINING — 0.3%
Newmont Mining Corp., 3.00%, 2/15/12	15,000,000	21,431,250
OIL, GAS & CONSUMABLE FUELS — 1.1%
Peabody Energy Corp., 4.75%, 12/15/41	68,000,000	76,160,000
REAL ESTATE INVESTMENT TRUSTS (REITs) — 6.5%
Annaly Capital Management, Inc., 4.00%, 2/15/15	153,000,000	169,447,500
Host Hotels & Resorts LP, 3.25%, 4/15/24(3)	160,889,000	168,933,450
Rayonier TRS Holdings, Inc., 3.75%, 10/15/12	55,028,000	60,462,015
Rayonier TRS Holdings, Inc., 4.50%, 8/15/15(3)	38,670,000	46,355,663
		445,198,628
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 1.2%
Linear Technology Corp., 3.125%, 5/1/27	34,000,000	34,212,500
Microchip Technology, Inc., 2.125%, 12/15/37	19,500,000	21,986,250
Verigy Ltd., 5.25%, 7/15/14	26,739,000	27,641,441
		83,840,191
SPECIALTY RETAIL — 1.9%
Best Buy Co., Inc., 2.25%, 1/15/22	81,659,000	89,926,974
Credit Suisse Securities USA LLC, (convertible into Lowe’s Cos., Inc.), 8.85%, 11/22/10(2)(3)	1,000,000	22,385,000
Morgan Stanley, (convertible into Gap, Inc. (The)), 10.15%, 1/14/11(2)(3)	732,400	14,164,616
		126,476,590
TOTAL CONVERTIBLE BONDS (Cost $1,339,221,686)		1,420,407,202
Convertible Preferred Stocks — 4.2%
DIVERSIFIED FINANCIAL SERVICES — 3.9%
Bank of America Corp., 7.25%, 12/31/49(5)	271,500	266,748,750
INSURANCE — 0.1%
Hartford Financial Services Group, Inc., 7.25%, 4/1/13	255,000	6,048,600
OIL, GAS & CONSUMABLE FUELS — 0.2%
Apache Corp., 6.00%, 8/1/13	287,183	16,656,614
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $224,535,731)		289,453,964
Temporary Cash Investments — 2.3%
JPMorgan U.S. Treasury Plus Money Market Fund Agency Shares	47,648	47,648
Repurchase Agreement, Credit Suisse First Boston, Inc., (collateralized by various U.S. Treasury obligations, 3.375%, 11/15/19, valued at $156,751,671), in a joint trading account at 0.18%, dated 9/30/10, due 10/1/10 (Delivery value $153,700,769)		153,700,000
TOTAL TEMPORARY CASH INVESTMENTS (Cost $153,747,648)		153,747,648
TOTAL INVESTMENT SECURITIES — 99.7% (Cost $6,122,347,531)		6,810,807,684
OTHER ASSETS AND LIABILITIES — 0.3%		22,480,723
TOTAL NET ASSETS — 100.0%		$6,833,288,407

14

Equity Income

Forward Foreign Currency Exchange Contracts
Contracts to Sell	Counterparty	Settlement Date	Value	Unrealized Gain (Loss)
179,063,366 EUR for USD	UBS AG	10/29/10	$244,063,368	$(2,669,835)

(Value on Settlement Date $241,393,533)

Notes to Schedule of Investments

CVA = Certificaten Van Aandelen
EUR = Euro
USD = United States Dollar
VRN = Variable Rate Note. Interest reset date is indicated. Rate shown is effective at the period end.

(1)
Affiliated Company: the fund’s holding represents ownership of 5% or more of the voting securities of the company; therefore, the company is affiliated as defined in the Investment Company Act of 1940.

(2)	Equity-linked debt security. The aggregated value of these securities at the period end was $213,530,336, which represented 3.1% of total net assets.
(3)
Security was purchased under Rule 144A of the Securities Act of 1933 or is a private placement and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. The aggregate value of these securities at the period end was $442,864,449, which represented 6.5% of total net assets.

(4)	Industry is less than 0.05% of total net assets.
(5)
Perpetual security. These securities do not have a predetermined maturity date. The coupon rates are fixed for a period of time and may be structured to adjust thereafter. Interest reset or next call date is indicated, as applicable.

See Notes to Financial Statements.

15

Statement of Assets and Liabilities

SEPTEMBER 30, 2010 (UNAUDITED)
Assets
Investment securities — unaffiliated, at value (cost of $6,052,727,383)	$6,715,538,311
Investment securities — affiliated, at value (cost of $69,620,148)	95,269,373
Total investment securities, at value (cost of $6,122,347,531)	6,810,807,684
Receivable for investments sold	60,876,934
Receivable for capital shares sold	14,767,589
Dividends and interest receivable	23,311,975
6,909,764,182

Liabilities
Payable for investments purchased	52,769,056
Payable for capital shares redeemed	15,369,997
Payable for forward foreign currency exchange contracts	2,669,835
Accrued management fees	5,110,051
Service fees (and distribution fees — A Class and R Class) payable	408,312
Distribution fees payable	148,524
76,475,775
Net Assets	$6,833,288,407

Net Assets Consist of:
Capital (par value and paid-in surplus)	$ 7,207,812,439
Undistributed net investment income	7,452,811
Accumulated net realized loss on investment and foreign currency transactions	(1,067,764,263)
Net unrealized appreciation on investments and translation of assets and liabilities in foreign currencies	685,787,420
$ 6,833,288,407

	Net assets	Shares outstanding	Net asset value per share
Investor Class, $0.01 Par Value	$4,071,033,652	600,191,309	$6.78
Institutional Class, $0.01 Par Value	$820,465,287	120,911,249	$6.79
A Class, $0.01 Par Value	$1,589,972,178	234,403,123	$6.78	*
B Class, $0.01 Par Value	$7,117,173	1,047,887	$6.79
C Class, $0.01 Par Value	$240,845,290	35,495,355	$6.79
R Class, $0.01 Par Value	$103,854,827	15,341,485	$6.77

*Maximum offering price $7.19 (net asset value divided by 0.9425)

See Notes to Financial Statements.

16

Statement of Operations

FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2010 (UNAUDITED)
Investment Income (Loss)
Income:
Dividends (including $1,896,324 from affiliates and net of foreign taxes withheld of $930,538)	$ 119,911,031
Interest	18,624,269
138,535,300

Expenses:
Management fees	29,727,567
Distribution fees:
B Class	26,563
C Class	804,837
Service fees:
B Class	8,855
C Class	268,279
Distribution and service fees:
A Class	1,796,180
R Class	238,249
Directors’ fees and expenses	127,310
Other expenses	294,558
33,292,398
Net investment income (loss)	105,242,902

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions (including $382,364 from affiliates)	144,335,419
Foreign currency transactions	(4,680,359)
139,655,060

Change in net unrealized appreciation (depreciation) on:
Investments	(105,198,130)
Translation of assets and liabilities in foreign currencies	(1,852,317)
(107,050,447)

Net realized and unrealized gain (loss)	32,604,613

Net Increase (Decrease) in Net Assets Resulting from Operations	$ 137,847,515

See Notes to Financial Statements.

17

Statement of Changes in Net Assets

SIX MONTHS ENDED SEPTEMBER 30, 2010 (UNAUDITED) AND YEAR ENDED MARCH 31, 2010
Increase (Decrease) in Net Assets	September 30, 2010	March 31, 2010
Operations
Net investment income (loss)	$ 105,242,902	$ 155,068,579
Net realized gain (loss)	139,655,060	229,428,715
Change in net unrealized appreciation (depreciation)	(107,050,447)	917,431,499
Net increase (decrease) in net assets resulting from operations	137,847,515	1,301,928,793

Distributions to Shareholders
From net investment income:
Investor Class	(66,428,745)	(91,538,788)
Institutional Class	(14,074,318)	(18,672,015)
A Class	(23,354,459)	(27,339,571)
B Class	(84,554)	(92,764)
C Class	(2,682,272)	(2,474,684)
R Class	(1,420,693)	(1,479,300)
Decrease in net assets from distributions	(108,045,041)	(141,597,122)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions	503,135,386	794,999,912

Net increase (decrease) in net assets	532,937,860	1,955,331,583

Net Assets
Beginning of period	6,300,350,547	4,345,018,964
End of period	$6,833,288,407	$6,300,350,547

Undistributed net investment income	$7,452,811	$10,254,950

See Notes to Financial Statements.

18

Notes to Financial Statements

SEPTEMBER 30, 2010 (UNAUDITED)

1. Organization and Summary of Significant Accounting Policies

Organization — American Century Capital Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company and is organized as a Maryland corporation. Equity Income Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified under the 1940 Act. The fund’s investment objective is to seek current income. Capital appreciation is a secondary objective. The fund pursues its objectives by investing in securities of companies with a favorable income-paying history that have prospects for income payments to continue or increase. The following is a summary of the fund’s significant accounting policies.

Multiple Class — The fund is authorized to issue the Investor Class, the Institutional Class, the A Class, the B Class, the C Class and the R Class. The A Class may incur an initial sales charge. The A Class, B Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Security Valuations — Securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official close price. Investments in open-end management investment companies are valued at the reported net asset value. Debt securities maturing in greater than 60 days at the time of purchase are valued at current market value as provided by a commercial pricing service or at the mean of the most recent bid and asked prices. Debt securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium. Discount notes may be valued through a commercial pricing service or at amortized cost, which approximates fair value. Securities traded on foreign securities exchanges and over-the-counter markets are normally completed before the close of business on days that the New York Stock Exchange (the Exchange) is open and may also take place on days when the Exchange is not open. If an event occurs after the value of a security was established but before the net asset value per share was determined that was likely to materially change the net asset value, that security would be valued as determined in accordance with procedures adopted by the Board of Directors. If the fund determines that the market price of a portfolio security is not readily available, or that the valuation methods mentioned above do not reflect the security’s fair value, such security is valued as determined by the Board of Directors or its designee, in accordance with procedures adopted by the Board of Directors, if such determination would materially impact a fund’s net asset value. Certain other circumstances may cause the fund to use alternative procedures to value a security such as: a security has been declared in default; trading in a security has been halted during the trading day; or there is a foreign market holiday and no trading will commence.

Security Transactions — For financial reporting purposes, security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

19

Equity-Linked Debt and Linked-Equity Securities — The fund may invest in hybrid equity securities, which usually convert into common stock at a date predetermined by the issuer. These securities generally offer a higher dividend yield than that of the common stock to which the security is linked. These instruments are issued by a company other than the one to which the security is linked and carry the credit of the issuer, not that of the underlying common stock. The securities’ appreciation is limited based on a predetermined final cap price at the date of the conversion. Risks of investing in these securities include, but are not limited to, a set time to capture the yield advantage, limited appreciation potential, decline in value of the underlying stock, and failure of the issuer to pay dividends or to deliver common stock at maturity.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. For assets and liabilities, other than investments in securities, net realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates.

Net realized and unrealized foreign currency exchange gains or losses occurring during the holding period of investment securities are a component of net realized gain (loss) on investment transactions and net unrealized appreciation (depreciation) on investments, respectively. Certain countries may impose taxes on the contract amount of purchases and sales of foreign currency contracts in their currency. The fund records the foreign tax expense, if any, as a reduction to the net realized gain (loss) on foreign currency transactions.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. The fund is no longer subject to examination by tax authorities for years prior to 2007. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Accordingly, no provision has been made for federal or state income taxes.

Distributions to Shareholders — Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income are declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually.

20

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

Use of Estimates — The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

2. Fees and Transactions with Related Parties

Management Fees — The corporation has entered into a Management Agreement (the Agreement) with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The Agreement provides that all expenses of managing and operating the fund, except brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of the specific class of shares of the fund and paid monthly in arrears. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that have very similar investment teams and investment strategies (strategy assets). The annual management fee schedule ranges from 0.80% to 1.00% for the Investor Class, A Class, B Class, C Class and R Class. The Institutional Class is 0.20% less at each point within the range. The effective annual management fee for each class for the six months ended September 30, 2010 was 0.96% for the Investor Class, A Class, B Class, C Class and R Class and 0.76% for the Institutional Class.

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, B Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay American Century Investment Services, Inc. (ACIS) an annual distribution and service fee of 0.25%. The plans provide that the B Class and C Class will each pay ACIS an annual distribution fee of 0.75% and service fee of 0.25%. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the six months ended September 30, 2010, are detailed in the Statement of Operations.

Related Parties — Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC), the parent of the corporation’s investment advisor, ACIM, the distributor of the corporation, ACIS, and the corporation’s transfer agent, American Century Services, LLC.

The fund is eligible to invest in a money market fund for temporary purposes, which is managed by J.P. Morgan Investment Management, Inc. (JPMIM). The fund has a Mutual Funds Services Agreement with J.P. Morgan Investor Services Co. (JPMIS) and a securities lending agreement with JPMorgan Chase Bank (JPMCB). JPMCB is a custodian of the fund. JPMIM, JPMIS and JPMCB are wholly owned subsidiaries of JPMorgan Chase & Co. (JPM). JPM is an equity investor in ACC.

3. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the six months ended September 30, 2010, were $5,184,526,905 and $4,722,138,960, respectively.

21

4. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Six months ended September 30, 2010		Year ended March 31, 2010
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	1,800,000,000		1,800,000,000
Sold	84,386,765	$ 557,459,521	169,677,002	$1,047,154,389
Issued in reinvestment of distributions	8,757,776	58,449,385	13,016,992	82,056,572
Redeemed	(59,065,414)	(390,644,665)	(154,423,129)	(955,914,532)
	34,079,127	225,264,241	28,270,865	173,296,429
Institutional Class/Shares Authorized	360,000,000		350,000,000
Sold	18,682,601	123,708,554	47,822,155	296,483,471
Issued in reinvestment of distributions	1,860,161	12,415,010	2,654,543	16,791,045
Redeemed	(16,669,472)	(110,739,668)	(26,155,585)	(159,873,283)
	3,873,290	25,383,896	24,321,113	153,401,233
A Class/Shares Authorized	650,000,000		600,000,000
Sold	54,778,387	361,911,189	107,205,616	663,509,713
Issued in reinvestment of distributions	3,339,014	22,294,604	4,162,263	26,333,580
Redeemed	(28,513,368)	(188,284,034)	(53,208,153)	(333,546,851)
	29,604,033	195,921,759	58,159,726	356,296,442
B Class/Shares Authorized	5,000,000		10,000,000
Sold	26,160	171,825	724,358	4,355,007
Issued in reinvestment of distributions	10,517	70,295	11,269	71,783
Redeemed	(78,741)	(523,052)	(86,971)	(547,248)
	(42,064)	(280,932)	648,656	3,879,542
C Class/Shares Authorized	105,000,000		100,000,000
Sold	9,467,681	62,874,701	14,315,632	88,023,700
Issued in reinvestment of distributions	322,953	2,156,759	325,677	2,055,686
Redeemed	(2,930,126)	(19,332,582)	(3,896,987)	(24,563,635)
	6,860,508	45,698,878	10,744,322	65,515,751
R Class/Shares Authorized	50,000,000		50,000,000
Sold	3,021,624	19,921,796	11,210,088	68,808,648
Issued in reinvestment of distributions	206,573	1,376,177	226,679	1,442,220
Redeemed	(1,548,274)	(10,150,429)	(4,358,485)	(27,640,353)
	1,679,923	11,147,544	7,078,282	42,610,515
Net increase (decrease)	76,054,817	$ 503,135,386	129,222,964	$ 794,999,912

5. Affiliated Company Transactions

If a fund’s holding represents ownership of 5% or more of the voting securities of a company, the company is affiliated as defined in the 1940 Act. A summary of transactions for each company which is or was an affiliate at or during the six months ended September 30, 2010 follows:

	March 31, 2010					September 30, 2010
Company	Share Balance	Purchase Cost	Sales Cost	Realized Gain (Loss)	Dividend Income	Share Balance	Market Value
WGL Holdings, Inc.	2,505,688	$3,370,741	$2,578,796	$382,364	$1,896,324	2,521,688	$95,269,373

22

6. Fair Value Measurements

The fund’s securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical securities;

•
Level 2 valuation inputs consist of significant direct or indirect observable market data (including quoted prices for similar securities, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.); or

•	Level 3 valuation inputs consist of significant unobservable inputs (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the valuation inputs used to determine the fair value of the fund’s securities and other financial instruments as of September 30, 2010. The Schedule of Investments provides additional details on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Investment Securities
Domestic Common Stocks	$4,540,023,653	—	—
Foreign Common Stocks	150,292,843	$256,882,374	—
Convertible Bonds	—	1,420,407,202	—
Convertible Preferred Stocks	—	289,453,964	—
Temporary Cash Investments	47,648	153,700,000	—
Total Value of Investment Securities	$4,690,364,144	$2,120,443,540	—

Other Financial Instruments
Total Unrealized Gain (Loss) on Forward Foreign Currency Exchange Contracts	—	$(2,669,835)	—

7. Derivative Instruments

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund’s exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily using prevailing exchange rates. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on foreign currency transactions and change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The risk of loss from non-performance by

23

the counterparty may be reduced by the use of master netting agreements. The foreign currency risk derivative instruments held at period end as disclosed on the Schedule of Investments are indicative of the fund’s typical volume during the period.

The value of foreign currency risk derivative instruments as of September 30, 2010, is disclosed on the Statement of Assets and Liabilities as a liability of $2,669,835 in payable for forward foreign currency exchange contracts. For the six months ended September 30, 2010, the effect of foreign currency risk derivative instruments on the Statement of Operations was $(4,702,326) in net realized gain (loss) on foreign currency transactions and $(1,841,759) in change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies.

8. Risk Factors

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social, and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions.

9. Interfund Lending

The fund, along with certain other funds in the American Century Investments family of funds, may participate in an interfund lending program, pursuant to an Exemptive Order issued by the Securities and Exchange Commission (SEC). This program provides an alternative credit facility allowing the fund to borrow from or lend to other funds in the American Century Investments family of funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. The interfund loan rate earned/paid on interfund lending transactions is determined daily based on the average of certain current market rates. Interfund lending transactions normally extend only overnight, but can have a maximum duration of seven days. The program is subject to annual approval by the Board of Directors. During the six months ended September 30, 2010, the fund did not utilize the program.

10. Federal Tax Information

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of September 30, 2010, the components of investments for federal income tax purposes were as follows:

Federal tax cost of investments	$6,370,394,140
Gross tax appreciation of investments	$504,196,760
Gross tax depreciation of investments	(63,783,216)
Net tax appreciation (depreciation) of investments	$440,413,544

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

As of March 31, 2010, the fund had accumulated capital losses of $(997,492,082), which represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations. Capital loss carryovers of $(417,263,106) and $(580,228,976) expire in 2017 and 2018, respectively.

24

Financial Highlights
Equity Income

Investor Class
For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
	2010(1)		2010	2009	2008	2007	2006
Per-Share Data
Net Asset Value, Beginning of Period	$6.76		$5.42	$7.30	$8.65	$8.11	$8.05
Income From Investment Operations
Net Investment Income (Loss)(2)	0.11		0.18	0.22	0.23	0.21	0.20
Net Realized and Unrealized Gain (Loss)	0.02		1.33	(1.87)	(0.62)	1.05	0.36
Total From Investment Operations	0.13		1.51	(1.65)	(0.39)	1.26	0.56
Distributions
From Net Investment Income	(0.11)		(0.17)	(0.23)	(0.23)	(0.17)	(0.18)
From Net Realized Gains	—		—	—	(0.73)	(0.55)	(0.32)
Total Distributions	(0.11)		(0.17)	(0.23)	(0.96)	(0.72)	(0.50)
Net Asset Value, End of Period	$6.78		$6.76	$5.42	$7.30	$8.65	$8.11

Total Return(3)	2.00%		28.04%	(22.98)%	(5.17)%	15.79%	7.21%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	0.97	%(4)	0.97%	0.98%	0.97%	0.97%	0.98%
Ratio of Net Investment Income (Loss) to Average Net Assets	3.37	%(4)	2.93%	3.36%	2.68%	2.43%	2.53%
Portfolio Turnover Rate	80%		105%	296%	165%	160%	150%
Net Assets, End of Period (in thousands)	$4,071,034		$3,829,492	$2,913,351	$3,719,757	$4,790,510	$3,715,366

(1)	Six months ended September 30, 2010 (unaudited).
(2)	Computed using average shares outstanding throughout the period.
(3)
Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. Total returns are calculated based on the net asset value of the last business day.

(4)	Annualized.

See Notes to Financial Statements.

25

Equity Income

Institutional Class
For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
	2010(1)		2010	2009	2008	2007	2006
Per-Share Data
Net Asset Value, Beginning of Period	$6.77		$5.42	$7.31	$8.65	$8.11	$8.06
Income From Investment Operations
Net Investment Income (Loss)(2)	0.12		0.19	0.23	0.25	0.23	0.22
Net Realized and Unrealized Gain (Loss)	0.02		1.34	(1.88)	(0.61)	1.05	0.35
Total From Investment Operations	0.14		1.53	(1.65)	(0.36)	1.28	0.57
Distributions
From Net Investment Income	(0.12)		(0.18)	(0.24)	(0.25)	(0.19)	(0.20)
From Net Realized Gains	—		—	—	(0.73)	(0.55)	(0.32)
Total Distributions	(0.12)		(0.18)	(0.24)	(0.98)	(0.74)	(0.52)
Net Asset Value, End of Period	$6.79		$6.77	$5.42	$7.31	$8.65	$8.11

Total Return(3)	2.25%		28.30%	(22.94)%	(4.85)%	16.01%	7.29%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	0.77	%(4)	0.77%	0.78%	0.77%	0.77%	0.78%
Ratio of Net Investment Income (Loss) to Average Net Assets	3.57	%(4)	3.13%	3.56%	2.88%	2.63%	2.73%
Portfolio Turnover Rate	80%		105%	296%	165%	160%	150%
Net Assets, End of Period (in thousands)	$820,465		$792,024	$502,435	$496,033	$551,202	$382,909

(1)	Six months ended September 30, 2010 (unaudited).
(2)	Computed using average shares outstanding throughout the period.
(3)
Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. Total returns are calculated based on the net asset value of the last business day.

(4)	Annualized.

See Notes to Financial Statements.

26

Equity Income

A Class(1)
For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
	2010(2)		2010	2009	2008	2007	2006
Per-Share Data
Net Asset Value, Beginning of Period	$6.76		$5.42	$7.30	$8.65	$8.11	$8.05
Income From Investment Operations
Net Investment Income (Loss)(3)	0.10		0.17	0.20	0.20	0.19	0.18
Net Realized and Unrealized Gain (Loss)	0.02		1.32	(1.86)	(0.61)	1.05	0.36
Total From Investment Operations	0.12		1.49	(1.66)	(0.41)	1.24	0.54
Distributions
From Net Investment Income	(0.10)		(0.15)	(0.22)	(0.21)	(0.15)	(0.16)
From Net Realized Gains	—		—	—	(0.73)	(0.55)	(0.32)
Total Distributions	(0.10)		(0.15)	(0.22)	(0.94)	(0.70)	(0.48)
Net Asset Value, End of Period	$6.78		$6.76	$5.42	$7.30	$8.65	$8.11

Total Return(4)	1.87%		27.71%	(23.18)%	(5.40)%	15.51%	6.94%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	1.22	%(5)	1.22%	1.23%	1.22%	1.22%	1.23%
Ratio of Net Investment Income (Loss) to Average Net Assets	3.12	%(5)	2.68%	3.11%	2.43%	2.18%	2.28%
Portfolio Turnover Rate	80%		105%	296%	165%	160%	150%
Net Assets, End of Period (in thousands)	$1,589,972		$1,385,436	$794,323	$933,600	$1,280,888	$902,749

(1)	Prior to September 4, 2007, the A Class was referred to as the Advisor Class.
(2)	Six months ended September 30, 2010 (unaudited).
(3)	Computed using average shares outstanding throughout the period.
(4)
Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges. Total returns for periods less than one year are not annualized. Total returns are calculated based on the net asset value of the last business day.

(5	)Annualized.

See Notes to Financial Statements.

27

Equity Income

B Class
For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
	2010(1)		2010	2009	2008(2)
Per-Share Data
Net Asset Value, Beginning of Period	$6.77		$5.42	$7.30	$8.99
Income From Investment Operations
Net Investment Income (Loss)(3)	0.08		0.12	0.15	0.08
Net Realized and Unrealized Gain (Loss)	0.02		1.33	(1.86)	(0.95)
Total From Investment Operations	0.10		1.45	(1.71)	(0.87)
Distributions
From Net Investment Income	(0.08)		(0.10)	(0.17)	(0.09)
From Net Realized Gains	—		—	—	(0.73)
Total Distributions	(0.08)		(0.10)	(0.17)	(0.82)
Net Asset Value, End of Period	$6.79		$6.77	$5.42	$7.30

Total Return(4)	1.49%		26.92%	(23.75)%	(10.28)%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	1.97	%(5)	1.97%	1.98%	1.97	%(5)
Ratio of Net Investment Income (Loss) to Average Net Assets	2.37	%(5)	1.93%	2.36	2.11	%(5)
Portfolio Turnover Rate	80%		105%	296%	165	%(6)
Net Assets, End of Period (in thousands)	$7,117		$7,383	$2,392	$235

(1)	Six months ended September 30, 2010 (unaudited).
(2)	September 28, 2007 (commencement of sale) through March 31, 2008.
(3)	Computed using average shares outstanding throughout the period.
(4)
Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges. Total returns for periods less than one year are not annualized. Total returns are calculated based on the net asset value of the last business day.

(5)	Annualized.
(6)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended March 31, 2008.

See Notes to Financial Statements.

28

Equity Income

C Class
For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
	2010(1)		2010	2009	2008	2007	2006
Per-Share Data
Net Asset Value, Beginning of Period	$6.77		$5.42	$7.30	$8.65	$8.11	$8.06
Income From Investment Operations
Net Investment Income (Loss)(2)	0.08		0.12	0.15	0.14	0.12	0.13
Net Realized and Unrealized Gain (Loss)	0.02		1.33	(1.86)	(0.61)	1.06	0.34
Total From Investment Operations	0.10		1.45	(1.71)	(0.47)	1.18	0.47
Distributions
From Net Investment Income	(0.08)		(0.10)	(0.17)	(0.15)	(0.09)	(0.10)
From Net Realized Gains	—		—	—	(0.73)	(0.55)	(0.32)
Total Distributions	(0.08)		(0.10)	(0.17)	(0.88)	(0.64)	(0.42)
Net Asset Value, End of Period	$6.79		$6.77	$5.42	$7.30	$8.65	$8.11

Total Return(3)	1.65%		26.74%	(23.75)%	(6.10)%	14.65%	6.02%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	1.97	%(4)	1.97%	1.98%	1.97%	1.97%	1.98%
Ratio of Net Investment Income (Loss) to Average Net Assets	2.37	%(4)	1.93%	2.36%	1.68%	1.43%	1.53%
Portfolio Turnover Rate	80%		105%	296%	165%	160%	150%
Net Assets, End of Period (in thousands)	$240,845		$193,776	$96,930	$116,985	$127,266	$98,481

(1)	Six months ended September 30, 2010 (unaudited).
(2)	Computed using average shares outstanding throughout the period.
(3)
Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges. Total returns for periods less than one year are not annualized. Total returns are calculated based on the net asset value of the last business day.

(4)	Annualized.

See Notes to Financial Statements.

29

Equity Income

R Class
For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
	2010(1)		2010	2009	2008	2007	2006
Per-Share Data
Net Asset Value, Beginning of Period	$6.75		$5.41	$7.29	$8.63	$8.09	$8.04
Income From Investment Operations
Net Investment Income (Loss)(2)	0.10		0.15	0.18	0.18	0.17	0.17
Net Realized and Unrealized Gain (Loss)	0.02		1.32	(1.86)	(0.60)	1.05	0.34
Total From Investment Operations	0.12		1.47	(1.68)	(0.42)	1.22	0.51
Distributions
From Net Investment Income	(0.10)		(0.13)	(0.20)	(0.19)	(0.13)	(0.14)
From Net Realized Gains	—		—	—	(0.73)	(0.55)	(0.32)
Total Distributions	(0.10)		(0.13)	(0.20)	(0.92)	(0.68)	(0.46)
Net Asset Value, End of Period	$6.77		$6.75	$5.41	$7.29	$8.63	$8.09

Total Return(3)	1.75%		27.44%	(23.40)%	(5.53)%	15.25%	6.56%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	1.47	%(4)	1.47%	1.48%	1.47%	1.47%	1.48%
Ratio of Net Investment Income (Loss) to Average Net Assets	2.87	%(4)	2.43%	2.86%	2.18%	1.93%	2.03%
Portfolio Turnover Rate	80%		105%	296%	165%	160%	150%
Net Assets, End of Period (in thousands)	$103,855		$92,239	$35,588	$42,720	$44,767	$24,283

(1)	Six months ended September 30, 2010 (unaudited).
(2)	Computed using average shares outstanding throughout the period.
(3)
Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. Total returns are calculated based on the net asset value of the last business day.

(4)	Annualized.

See Notes to Financial Statements.

30

Proxy Voting Results

A special meeting of shareholders was held on June 16, 2010, to vote on the following proposals. Each proposal received the required number of votes and was adopted. A summary of voting results is listed below each proposal.

Proposal 1:

To elect one Director to the Board of Directors of American Century Capital Portfolios, Inc. (the proposal was voted on by all shareholders of funds issued by American Century Capital Portfolios, Inc.):

John R. Whitten	For:	8,909,100,602
	Withhold:	464,054,213
	Abstain:	0
	Broker Non-Vote:	0

The other directors whose term of office continued after the meeting include Jonathan S. Thomas, Thomas A. Brown, Andrea C. Hall, James A. Olson, Donald H. Pratt, and M. Jeannine Strandjord.

Proposal 2:

To approve a management agreement between the fund and American Century Investment Management, Inc.:

Investor, A, B, C and R Classes	For:	2,743,244,733
	Against:	53,936,103
	Abstain:	140,175,807
	Broker Non-Vote:	788,737,445

Institutional Class	For:	496,537,035
	Against:	1,495,728
	Abstain:	2,067,986
	Broker Non-Vote:	56,169,529

Proposal 3:

To approve an amendment to the Articles of Incorporation to limit certain director liability to the extent permitted by Maryland law (the proposal was voted on by all shareholders of funds issued by American Century Capital Portfolios, Inc.):

For:	7,171,505,354
Against:	434,482,700
Abstain:	468,352,741
Broker Non-Vote:	1,298,814,021

31

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs, or 403(b), 457 and qualified plans are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

Proxy Voting Guidelines

American Century Investment Management, Inc., the fund’s investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

32

Index Definitions

The following indices are used to illustrate investment market, sector, or style performance or to serve as fund performance comparisons. They are not investment products available for purchase.

The Lipper Equity Income Index is an equally-weighted index of the 30 largest funds that seek high current income and growth of income through investing 60% or more of their portfolio in equity instruments.

The Russell 1000® Index is a market-capitalization weighted, large-cap index created by Frank Russell Company to measure the performance of the 1,000 largest publicly traded U.S. companies, based on total market capitalization.

The Russell 1000® Growth Index measures the performance of those Russell 1000 Index companies (the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The Russell 1000® Value Index measures the performance of those Russell 1000 Index companies (the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The Russell 2000® Index is a market-capitalization weighted index created by Frank Russell Company to measure the performance of the 2,000 smallest of the 3,000 largest publicly traded U.S. companies, based on total market capitalization.

The Russell 2000® Growth Index measures the performance of those Russell 2000 Index companies (the 2,000 smallest of the 3,000 largest publicly traded U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The Russell 2000® Value Index measures the performance of those Russell 2000 Index companies (the 2,000 smallest of the 3,000 largest publicly traded U.S. companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The Russell 3000® Value Index measures the performance of the broad value segment of the U.S. equity universe. It includes those Russell 3000 companies with lower price-to-book ratios and lower forecasted growth values.

The Russell Midcap® Index measures the performance of the 800 smallest of the 1,000 largest publicly traded U.S. companies, based on total market capitalization.

The Russell Midcap® Growth Index measures the performance of those Russell Midcap Index companies (the 800 smallest of the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

33

The Russell Midcap® Value Index measures the performance of those Russell Midcap Index companies (the 800 smallest of the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The S&P 500 Index is a market value-weighted index of the stocks of 500 publicly traded U.S. companies chosen for market size, liquidity, and industry group representation that are considered to be leading firms in dominant industries. Each stock’s weight in the index is proportionate to its market value. Created by Standard & Poor’s, it is considered to be a broad measure of U.S. stock market performance.

34

Notes

35

Notes

36

Contact Us

americancentury.com

Automated Information Line	1-800-345-8765

Investor Services Representative	1-800-345-2021 or 816-531-5575

Investors Using Advisors	1-800-378-9878

Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533

Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488

Telecommunications Device for the Deaf	1-800-634-4113

American Century Capital Portfolios, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

American Century Investment Services, Inc., Distributor

©2010 American Century Proprietary Holdings, Inc. All rights reserved.

1011
 CL-SAN-69818

Semiannual Report
September 30, 2010

American Century Investments®
Equity Index Fund

President’s Letter	2
Independent Chairman’s Letter	3
Market Perspective	4
U.S. Stock Index Returns	4

Equity Index

Performance	5
Portfolio Commentary	6
Top Ten Holdings	8
Top Five Industries	8
Types of Investments in Portfolio	8

Shareholder Fee Example	9

Financial Statements

Schedule of Investments	11
Statement of Assets and Liabilities	19
Statement of Operations	20
Statement of Changes in Net Assets	21
Notes to Financial Statements	22
Financial Highlights	27

Other Information

Proxy Voting Results	29
Additional Information	31
Index Definitions	32

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

   Jonathan Thomas

Dear Investor:

To learn more about the capital markets, your investment, and the portfolio management strategies American Century Investments provides, we encourage you to review this shareholder report for the financial reporting period ended September 30, 2010.

On the following pages, you will find investment performance and portfolio information, presented with the expert perspective and commentary of our portfolio management team. This report remains one of our most important vehicles for conveying the information you need about your investment performance, and about the market factors and strategies that affect fund returns. For additional information on the markets, we encourage you to visit the “Insights & News” tab at our Web site, americancentury.com, for updates and further expert commentary.

The top of our Web site’s home page also provides a link to “Our Story,” which, first and foremost, outlines our commitment—since 1958—to helping clients reach their financial goals. We believe strongly that we will only be successful when our clients are successful. That’s who we are.

Another important, unique facet of our story and who we are is “Profits with a Purpose,” which describes our bond with the Stowers Institute for Medical Research (SIMR). SIMR is a world-class biomedical organization—founded by our company founder James E. Stowers, Jr. and his wife Virginia—that is dedicated to researching the causes, treatment, and prevention of gene-based diseases, including cancer. Through American Century Investments’ private ownership structure, more than 40% of our profits support SIMR.

Mr. Stowers’ example of achieving financial success and using that platform to help humanity motivates our entire American Century Investments team. His story inspires us to help each of our clients achieve success. Thank you for sharing your financial journey with us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Independent Chairman’s Letter

   Don Pratt

Dear Fellow Shareholders,

As regulators and the markets continue to sort out the events of the credit crisis, a consistent theme has been that financial services firms should re-examine their risk management practices. Risk management has been a regular part of American Century Investments’ activities for many years. However, recently American Century and your mutual fund board have been spending additional time focusing on our risk oversight processes.

The board’s efforts are now organized around three categories of risk: investment risk, operational risk, and enterprise risk. This approach has facilitated a realignment of many risk oversight tasks that the board has historically conducted. Investment risk tasks include a review of portfolio risk, monitoring the use of derivatives, and performance assessment. Operational risk focuses on compliance, valuation, shareholder services, and trading activities. Enterprise risk addresses the financial condition of the advisor, human resource development, and reputational risks. Risk oversight tasks are addressed in every quarterly board meeting, and a review of the advisor’s entire risk management program is undertaken annually. We acknowledge and support the approach that American Century Investments takes to its risk management responsibilities. While the board has refocused its efforts in this important oversight area, we recognize that risk oversight is a journey and we expect to continue to improve our processes.

Our September quarterly board meeting was held in the New York offices of American Century Investments. This gave the directors an opportunity to meet with the portfolio management teams for each of the global and international funds overseen by the board. Each team uses sophisticated investment tools and daily risk analysis in managing client assets. We also were impressed with the “bench strength” that has been developed under the leadership of the Global and Non-U.S. Equity CIO Mark Kopinski. These face-to-face meetings provide an opportunity for the directors – working on behalf of shareholders – to validate the advisor’s efforts and the investment management approach being followed.

I thank you for your continued confidence in American Century during this turbulent time in the economy and investment markets. If you have thoughts or questions you would like to share with the board send them to me at dhpratt@fundboardchair.com.

Best regards,

Don Pratt

3

Market Perspective

By Enrique Chang, Chief Investment Officer, American Century Investments

Stocks Mixed Amid Economic Uncertainty

U.S. stocks posted mixed results for the six months ended September 30, 2010, with the broad equity indices registering modestly negative returns. The six-month period was characterized by a marked increase in volatility as the burgeoning U.S. economic recovery lost momentum.

The reporting period began on a positive note as stocks continued to advance in April, extending the broad market rally that began in March 2009. However, market conditions changed abruptly in May as persistent worries about sovereign debt problems in Europe and evidence of a slowdown in the pace of economic recovery—most notably in manufacturing, housing, and consumer spending—weighed on investor confidence. Consequently, the equity market declined sharply in May and June amid a dramatic increase in market volatility. For example, the broad S&P 500 Index moved up or down by more than 1% on nearly half of the trading days in the second quarter of 2010.

The equity market remained volatile in the third quarter, gaining ground in July and falling back in August amid a tug-of-war between favorable corporate earnings reports and an increasingly sluggish economic environment. However, stocks finished the six-month period with a furious rally in September, which proved to be the market’s best month since April 2009 and its best September in more than 70 years. Investors expressed confidence in the Federal Reserve’s plan to revive the economic recovery through another round of quantitative easing measures.

Mid-Cap and Growth Stocks Outperformed

As the table below illustrates, mid-cap stocks generated the best returns, advancing modestly for the six-month period. Small-cap stocks were largely unchanged, while large-cap issues declined overall. Meanwhile, growth-oriented stocks outpaced value shares across all market capitalizations.

From a sector perspective, the telecommunication services and utilities sectors were the top performers during the reporting period. Both sectors benefited from increased demand for stocks with relatively high dividends in an environment of historically low interest rates. On the downside, the weakest performers included the health care and financials sectors, both of which faced the uncertainty of new regulatory legislation.

U.S. Stock Index Returns
For the six months ended September 30, 2010*
Russell 1000 Index (Large-Cap)	–1.21%	Russell 2000 Index (Small-Cap)	0.25%
Russell 1000 Growth Index	–0.27%	Russell 2000 Growth Index	2.43%
Russell 1000 Value Index	–2.14%	Russell 2000 Value Index	–1.90%
Russell Midcap Index	2.12%	*Total returns for periods less than one year are not annualized.
Russell Midcap Growth Index	2.95%
Russell Midcap Value Index	1.40%

4

Performance
Equity Index

Total Returns as of September 30, 2010
				Average Annual Returns
	Ticker Symbol	6 months(1)	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	ACIVX	-1.59%	9.73%	0.18%	-0.88%	0.60%	2/26/99
S&P 500 Index	—	-1.42%	10.16%	0.64%	-0.43%	1.08%	—
Institutional Class	ACQIX	-1.49%	9.95%	0.38%	-0.70%	0.80%	2/26/99

(1)	Total returns for periods less than one year are not annualized.

Growth of $10,000 Over 10 Years
$10,000 investment made September 30, 2000

Total Annual Fund Operating Expenses
Investor Class	Institutional Class
0.49%	0.29%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

5

Portfolio Commentary
Equity Index

Subadvisor: Northern Trust Investments, N.A.

Performance Summary

Equity Index returned –1.59%* for the six months ended September 30, 2010, compared with the –1.42% return of its benchmark, the S&P 500 Index. The portfolio’s results reflected operating expenses, whereas the index return did not.

The fund’s modestly negative return for the six-month period masked significant volatility as uncertainty about the strength of the economic recovery led to dramatic fluctuations in investor confidence. From a sector perspective, the telecommunication services sector was the only sector in the S&P 500 Index to post double-digit gains, reflecting strong demand for stocks with high dividend yields. The more defensive utilities and consumer staples sectors also generated positive results during the period. On the downside, the financials and health care sectors of the index declined the most.

Telecom and Utilities Fared Best

The fund’s holdings in the telecommunication services sector—the smallest sector weighting in the portfolio—were the top performers, gaining more than 15% as a group for the six-month period. Many telecom stocks have relatively high dividend yields, which attracted strong investor demand in a low-interest-rate environment. Two of the top three performance contributors in the portfolio were telecom stocks—diversified telecom services providers AT&T and Verizon Communications, both of which offered dividend yields in excess of 5%. In addition to their dividend yields, both stocks rallied on strength in their wireless telecom businesses. AT&T benefited from its exclusive offering of the popular iPhone, while growing demand for smartphones boosted earnings for Verizon’s wireless unit.

Utilities stocks also benefited from their above-average dividend yields, as well as their defensive nature in an uncertain economic environment. The portfolio’s top contributor in this sector was Southern Co., an electric utility based in Atlanta. Southern posted earnings that exceeded expectations during the period amid a hotter-than-anticipated summer and increased industrial demand for power.

Consumer Sectors Also Advanced

Both the consumer staples and consumer discretionary sectors of the portfolio posted modestly positive returns for the six months. Tobacco companies and beverage makers led the advance in the consumer staples sector. The top contributor in this segment of the portfolio was beverage company Coca-Cola, which enjoyed solid revenue and profit growth that included an increase in long-stagnant domestic sales volume. Tobacco firm Philip Morris International also performed well during the period, boosting its earnings forecast for 2010 and increasing its dividend by 10%.

*All fund returns referenced in this commentary are for Investor Class shares. Total returns for periods less than one year are not annualized.

6

Equity Index

In the consumer discretionary sector, restaurants and internet retailers were the top performers. Fast-food chain McDonald’s was the sector’s best contributor, rallying as the company reported solid earnings, strong same-store sales growth, and market share gains. Among internet retailers, the top performers were broad retailer Amazon.com and travel agency Priceline.com. Amazon benefited from several strategic acquisitions and captured additional market share, while Priceline enjoyed robust growth in its international operations.

Technology Mixed

The information technology sector of the portfolio generated mixed results but ended the period down slightly overall. Computer hardware makers and IT services providers posted the best returns. By far, the best contributor in the technology sector—and the portfolio as a whole—was consumer electronics maker Apple, which reported very healthy earnings growth paced by robust sales of its new iPad tablet computer and a new version of the iPhone. Data storage device maker NetApp was another top contributor, rallying sharply amid rising demand and the developing trend toward cloud computing.

On the downside, software makers suffered the largest declines. Software titan Microsoft was the most significant detractor; the slowing economy and disappointing results from some of its new consumer products weighed on the stock. Network products maker Cisco Systems also fell during the period as investors fretted about the impact of the economic slowdown on the company’s sales.

Financials and Health Care Declined

The fund’s financials and health care stocks posted the biggest declines during the six-month period. Financial services companies and commercial banks detracted the most in the financials sector. The weakest performer in the portfolio was financial services firm Bank of America, which reported disappointing revenues and expressed concerns about the potential impact of recent financial reform legislation on its future profit levels. Commercial bank Wells Fargo and investment bank JPMorgan Chase also suffered notable declines for the six-month period.

In the health care sector, health care equipment makers posted double-digit declines for the period. Medical equipment maker Medtronic was the most significant decliner as the company lowered its earnings forecast for the year amid a slowdown in several of its end markets. Biotechnology firm Gilead Sciences also lowered its projections for 2010 as sales of two of its flagship medications weakened.

Outlook

Going forward, the prospects for the U.S. equity market hinge on whether the economic recovery can regain its momentum. The Federal Reserve is expected to take additional steps to stimulate economic activity, and a further stimulus package from the federal government is also a possibility. However, these efforts face an uphill battle against continued consumer deleveraging and persistently high unemployment that will likely dampen economic growth.

7

Equity Index

Top Ten Holdings
% of net assets as of 9/30/10
Exxon Mobil Corp.	3.0%
Apple, Inc.	2.5%
Microsoft Corp.	1.8%
General Electric Co.	1.6%
Johnson & Johnson	1.6%
Procter & Gamble Co. (The)	1.6%
International Business Machines Corp.	1.6%
AT&T, Inc.	1.6%
Chevron Corp.	1.5%
JPMorgan Chase & Co.	1.4%

Top Five Industries
% of net assets as of 9/30/10
Oil, Gas & Consumable Fuels	8.9%
Pharmaceuticals	6.0%
Computers & Peripherals	4.3%
Diversified Financial Services	4.1%
Insurance	4.0%

Types of Investments in Portfolio
% of net assets as of 9/30/10
Common Stocks and Futures	100.0%
Other Assets and Liabilities	—*
*Category is less than 0.05% of total net assets.

8

Shareholder Fee Example (Unaudited)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from April 1, 2010 to September 30, 2010.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. We will not charge the fee as long as you choose to manage your accounts exclusively online. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

9

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 4/1/10	Ending Account Value 9/30/10	Expenses Paid During Period* 4/1/10 – 9/30/10	Annualized Expense Ratio*
Actual
Investor Class	$1,000	$984.10	$2.44	0.49%
Institutional Class	$1,000	$985.10	$1.44	0.29%
Hypothetical
Investor Class	$1,000	$1,022.61	$2.48	0.49%
Institutional Class	$1,000	$1,023.61	$1.47	0.29%

*  Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 183, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

10

Schedule of Investments
Equity Index

SEPTEMBER 30, 2010 (UNAUDITED)

	Shares	Value
Common Stocks — 98.1%
AEROSPACE & DEFENSE — 2.7%
Boeing Co. (The)	27,058	$ 1,800,439
General Dynamics Corp.	13,982	878,209
Goodrich Corp.	4,709	347,195
Honeywell International, Inc.	28,400	1,247,896
ITT Corp.	6,887	322,518
L-3 Communications Holdings, Inc.	4,125	298,114
Lockheed Martin Corp.	11,030	786,218
Northrop Grumman Corp.	10,800	654,804
Precision Castparts Corp.	5,221	664,894
Raytheon Co.	13,980	639,026
Rockwell Collins, Inc.	5,898	343,559
United Technologies Corp.	34,391	2,449,671
		10,432,543
AIR FREIGHT & LOGISTICS — 1.1%
C.H. Robinson Worldwide, Inc.	6,221	434,972
Expeditors International of Washington, Inc.	7,982	369,008
FedEx Corp.	11,565	988,807
United Parcel Service, Inc., Class B	36,462	2,431,651
		4,224,438
AIRLINES — 0.1%
Southwest Airlines Co.	27,897	364,614
AUTO COMPONENTS — 0.2%
Goodyear Tire & Rubber Co. (The)(1)	8,917	95,858
Johnson Controls, Inc.	24,732	754,326
		850,184
AUTOMOBILES — 0.5%
Ford Motor Co.(1)	127,399	1,559,364
Harley-Davidson, Inc.	8,786	249,874
		1,809,238
BEVERAGES — 2.6%
Brown-Forman Corp., Class B	3,733	230,102
Coca-Cola Co. (The)	85,432	4,999,481
Coca-Cola Enterprises, Inc.	12,226	379,006
Constellation Brands, Inc., Class A(1)	6,773	119,814
Dr Pepper Snapple Group, Inc.	8,769	311,475
Molson Coors Brewing Co., Class B	5,950	280,959
PepsiCo, Inc.	58,862	3,910,791
		10,231,628
BIOTECHNOLOGY — 1.4%
Amgen, Inc.(1)	35,331	1,947,091
Biogen Idec, Inc.(1)	8,838	495,989
Celgene Corp.(1)	17,022	980,637
Cephalon, Inc.(1)	2,848	177,829
Genzyme Corp.(1)	9,407	665,922
Gilead Sciences, Inc.(1)	30,972	1,102,913
		5,370,381
BUILDING PRODUCTS(2)
Masco Corp.	12,426	136,810
CAPITAL MARKETS — 2.4%
Ameriprise Financial, Inc.	9,237	437,187
Bank of New York Mellon Corp. (The)	44,819	1,171,120
Charles Schwab Corp. (The)	36,811	511,673
E*Trade Financial Corp.(1)	7,507	109,152
Federated Investors, Inc., Class B	3,314	75,426
Franklin Resources, Inc.	5,406	577,901
Goldman Sachs Group, Inc. (The)	19,015	2,749,189
Invesco Ltd.	17,551	372,608
Janus Capital Group, Inc.	6,600	72,270
Legg Mason, Inc.	5,928	179,678
Morgan Stanley	51,751	1,277,215
Northern Trust Corp.	9,274	447,378
State Street Corp.	18,421	693,735
T. Rowe Price Group, Inc.	9,442	472,714
		9,147,246
CHEMICALS — 2.0%
Air Products & Chemicals, Inc.	7,795	645,582
Airgas, Inc.	2,792	189,716
CF Industries Holdings, Inc.	2,642	252,311
Dow Chemical Co. (The)	42,595	1,169,659
E.I. du Pont de Nemours & Co.	33,508	1,495,127
Eastman Chemical Co.	2,666	197,284
Ecolab, Inc.	8,470	429,768
FMC Corp.	2,568	175,677
International Flavors & Fragrances, Inc.	3,051	148,034

11

Equity Index

Shares	Value
Monsanto Co.	19,896	$ 953,615
PPG Industries, Inc.	6,045	440,076
Praxair, Inc.	11,316	1,021,382
Sherwin-Williams Co. (The)	3,311	248,789
Sigma-Aldrich Corp.	4,510	272,314
		7,639,334
COMMERCIAL BANKS — 2.7%
BB&T Corp.	25,350	610,428
Comerica, Inc.	6,307	234,305
Fifth Third Bancorp.	29,782	358,277
First Horizon National Corp.(1)	8,680	99,044
Huntington Bancshares, Inc.	27,316	154,882
KeyCorp	32,717	260,427
M&T Bank Corp.	3,145	257,292
Marshall & Ilsley Corp.	19,750	139,040
PNC Financial Services Group, Inc.	19,457	1,010,013
Regions Financial Corp.	46,741	339,807
SunTrust Banks, Inc.	18,225	470,752
U.S. Bancorp.	70,992	1,534,847
Wells Fargo & Co.	193,367	4,859,313
Zions Bancorp.	6,252	133,543
		10,461,970
COMMERCIAL SERVICES & SUPPLIES — 0.5%
Avery Dennison Corp.	4,057	150,596
Cintas Corp.	4,931	135,849
Iron Mountain, Inc.	7,540	168,444
Pitney Bowes, Inc.	7,688	164,369
R.R. Donnelley & Sons Co.	7,895	133,899
Republic Services, Inc.	11,352	346,123
Stericycle, Inc.(1)	3,131	217,542
Waste Management, Inc.	17,757	634,635
		1,951,457
COMMUNICATIONS EQUIPMENT — 2.3%
Cisco Systems, Inc.(1)	211,135	4,623,856
Harris Corp.	4,809	212,991
JDS Uniphase Corp.(1)	7,494	92,851
Juniper Networks, Inc.(1)	19,199	582,690
Motorola, Inc.(1)	85,370	728,206
QUALCOMM, Inc.	59,412	2,680,669
Tellabs, Inc.	14,706	109,560
		9,030,823
COMPUTERS & PERIPHERALS — 4.3%
Apple, Inc.(1)	33,789	9,587,629
Dell, Inc.(1)	62,082	804,583
EMC Corp.(1)	75,893	1,541,387
Hewlett-Packard Co.	83,895	3,529,462
Lexmark International, Inc., Class A(1)	2,942	131,272
NetApp, Inc.(1)	13,251	659,767
QLogic Corp.(1)	3,542	62,481
SanDisk Corp.(1)	8,652	317,096
Western Digital Corp.(1)	8,519	241,854
		16,875,531
CONSTRUCTION & ENGINEERING — 0.2%
Fluor Corp.	6,685	331,108
Jacobs Engineering Group, Inc.(1)	4,797	185,644
Quanta Services, Inc.(1)	8,103	154,605
		671,357
CONSTRUCTION MATERIALS(2)
Vulcan Materials Co.	4,696	173,376
CONSUMER FINANCE — 0.7%
American Express Co.	38,911	1,635,429
Capital One Financial Corp.	16,769	663,214
Discover Financial Services	20,406	340,372
SLM Corp.(1)	17,960	207,438
		2,846,453
CONTAINERS & PACKAGING — 0.2%
Ball Corp.	3,448	202,915
Bemis Co., Inc.	4,064	129,032
Owens-Illinois, Inc.(1)	5,851	164,179
Pactiv Corp.(1)	5,093	167,967
Sealed Air Corp.	6,052	136,049
		800,142
DISTRIBUTORS — 0.1%
Genuine Parts Co.	5,907	263,393
DIVERSIFIED CONSUMER SERVICES — 0.1%
Apollo Group, Inc., Class A(1)	4,729	242,834
DeVry, Inc.	2,367	116,480
H&R Block, Inc.	11,034	142,891
		502,205
DIVERSIFIED FINANCIAL SERVICES — 4.1%
Bank of America Corp.	370,977	4,863,508
Citigroup, Inc.(1)	878,198	3,424,972
CME Group, Inc.	2,470	643,312
IntercontinentalExchange, Inc.(1)	2,770	290,074
JPMorgan Chase & Co.(3)	146,590	5,580,681
Leucadia National Corp.(1)	7,329	173,111
McGraw-Hill Cos., Inc. (The)	11,336	374,768
Moody’s Corp.	7,523	187,925

12

Equity Index

Shares	Value
NASDAQ OMX Group, Inc. (The)(1)	5,488	$ 106,632
NYSE Euronext	9,768	279,072
		15,924,055
DIVERSIFIED TELECOMMUNICATION SERVICES — 2.8%
AT&T, Inc.	218,602	6,252,017
CenturyLink, Inc.	10,881	429,364
Frontier Communications Corp.	37,153	303,540
Qwest Communications International, Inc.	64,227	402,703
Verizon Communications, Inc.	104,488	3,405,264
Windstream Corp.	18,223	223,961
		11,016,849
ELECTRIC UTILITIES — 1.9%
Allegheny Energy, Inc.	6,414	157,271
American Electric Power Co., Inc.	17,581	636,960
Duke Energy Corp.	48,336	856,030
Edison International	11,817	406,387
Entergy Corp.	6,927	530,123
Exelon Corp.	24,312	1,035,205
FirstEnergy Corp.	11,058	426,175
NextEra Energy, Inc.	15,249	829,393
Northeast Utilities	6,526	192,974
Pepco Holdings, Inc.	8,725	162,285
Pinnacle West Capital Corp.	4,029	166,277
PPL Corp.	17,634	480,174
Progress Energy, Inc.	10,788	479,203
Southern Co.	30,965	1,153,137
		7,511,594
ELECTRICAL EQUIPMENT — 0.5%
Emerson Electric Co.	27,894	1,468,898
Rockwell Automation, Inc.	5,333	329,206
Roper Industries, Inc.	3,482	226,957
		2,025,061
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS — 0.6%
Agilent Technologies, Inc.(1)	12,575	419,628
Amphenol Corp., Class A	6,483	317,537
Corning, Inc.	57,701	1,054,774
FLIR Systems, Inc.(1)	5,875	150,988
Jabil Circuit, Inc.	7,510	108,219
Molex, Inc.	4,999	104,629
		2,155,775
ENERGY EQUIPMENT & SERVICES — 1.8%
Baker Hughes, Inc.	16,123	686,840
Cameron International Corp.(1)	8,817	378,778
Diamond Offshore Drilling, Inc.	2,650	179,590
FMC Technologies, Inc.(1)	4,323	295,218
Halliburton Co.	33,928	1,121,999
Helmerich & Payne, Inc.	3,890	157,389
Nabors Industries Ltd.(1)	10,581	191,093
National Oilwell Varco, Inc.	15,357	682,926
Rowan Cos., Inc.(1)	4,396	133,463
Schlumberger Ltd.	50,485	3,110,381
		6,937,677
FOOD & STAPLES RETAILING — 2.4%
Costco Wholesale Corp.	16,306	1,051,574
CVS Caremark Corp.	50,013	1,573,909
Kroger Co. (The)	23,631	511,847
Safeway, Inc.	13,860	293,278
SUPERVALU, INC.	7,967	91,860
SYSCO Corp.	21,712	619,226
Walgreen Co.	36,137	1,210,589
Wal-Mart Stores, Inc.	74,361	3,979,801
Whole Foods Market, Inc.(1)	5,427	201,396
		9,533,480
FOOD PRODUCTS — 1.8%
Archer-Daniels-Midland Co.	23,688	756,121
Campbell Soup Co.	6,946	248,319
ConAgra Foods, Inc.	16,102	353,278
Dean Foods Co.(1)	6,519	66,559
General Mills, Inc.	23,779	868,885
H.J. Heinz Co.	11,896	563,514
Hershey Co. (The)	5,720	272,215
Hormel Foods Corp.	2,560	114,176
J.M. Smucker Co. (The)	4,450	269,359
Kellogg Co.	9,594	484,593
Kraft Foods, Inc., Class A	64,332	1,985,286
McCormick & Co., Inc.	5,053	212,428
Mead Johnson Nutrition Co.	7,440	423,410
Sara Lee Corp.	24,880	334,138
Tyson Foods, Inc., Class A	11,318	181,314
		7,133,595
GAS UTILITIES — 0.1%
Nicor, Inc.	1,638	75,053
ONEOK, Inc.	3,918	176,467
		251,520

13

Equity Index

Shares	Value
HEALTH CARE EQUIPMENT & SUPPLIES — 1.7%
Baxter International, Inc.	21,633	$ 1,032,110
Becton, Dickinson & Co.	8,564	634,592
Boston Scientific Corp.(1)	56,901	348,803
C.R. Bard, Inc.	3,384	275,559
CareFusion Corp.(1)	8,220	204,185
DENTSPLY International, Inc.	5,299	169,409
Hospira, Inc.(1)	6,232	355,286
Intuitive Surgical, Inc.(1)	1,474	418,233
Medtronic, Inc.	39,955	1,341,689
St. Jude Medical, Inc.(1)	12,299	483,843
Stryker Corp.	12,700	635,635
Varian Medical Systems, Inc.(1)	4,615	279,208
Zimmer Holdings, Inc.(1)	7,334	383,788
		6,562,340
HEALTH CARE PROVIDERS & SERVICES — 2.0%
Aetna, Inc.	15,451	488,406
AmerisourceBergen Corp.	10,109	309,942
Cardinal Health, Inc.	12,959	428,165
CIGNA Corp.	9,949	355,975
Coventry Health Care, Inc.(1)	5,566	119,836
DaVita, Inc.(1)	3,870	267,146
Express Scripts, Inc.(1)	19,968	972,441
Humana, Inc.(1)	6,383	320,682
Laboratory Corp. of America Holdings(1)	3,699	290,112
McKesson Corp.	9,678	597,907
Medco Health Solutions, Inc.(1)	15,982	832,023
Patterson Cos., Inc.	3,512	100,619
Quest Diagnostics, Inc.	5,336	269,308
Tenet Healthcare Corp.(1)	16,087	75,931
UnitedHealth Group, Inc.	41,733	1,465,246
WellPoint, Inc.(1)	14,687	831,872
		7,725,611
HOTELS, RESTAURANTS & LEISURE — 1.7%
Carnival Corp.	15,835	605,055
Darden Restaurants, Inc.	4,995	213,686
International Game Technology	10,981	158,675
Marriott International, Inc., Class A	10,461	374,818
McDonald’s Corp.	39,389	2,934,874
Starbucks Corp.	27,361	699,894
Starwood Hotels & Resorts Worldwide, Inc.	7,105	373,368
Wyndham Worldwide Corp.	6,818	187,291
Wynn Resorts Ltd.	2,762	239,659
Yum! Brands, Inc.	17,211	792,739
		6,580,059
HOUSEHOLD DURABLES — 0.4%
D.R. Horton, Inc.	10,514	116,916
Fortune Brands, Inc.	5,699	280,562
Harman International Industries, Inc.(1)	2,601	86,899
Leggett & Platt, Inc.	5,572	126,819
Lennar Corp., Class A	6,114	94,033
Newell Rubbermaid, Inc.	10,591	188,626
Pulte Homes, Inc.(1)	12,260	107,397
Stanley Black & Decker, Inc.	6,014	368,538
Whirlpool Corp.	2,800	226,688
		1,596,478
HOUSEHOLD PRODUCTS — 2.3%
Clorox Co.	5,081	339,207
Colgate-Palmolive Co.	18,016	1,384,710
Kimberly-Clark Corp.	15,079	980,889
Procter & Gamble Co. (The)	105,008	6,297,330
		9,002,136
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS — 0.2%
AES Corp. (The)(1)	24,933	282,989
Constellation Energy Group, Inc.	7,537	242,993
NRG Energy, Inc.(1)	9,534	198,498
		724,480
INDUSTRIAL CONGLOMERATES — 2.5%
3M Co.	26,328	2,282,901
General Electric Co.	395,439	6,425,884
Textron, Inc.	10,147	208,622
Tyco International Ltd.	18,430	676,934
		9,594,341
INSURANCE — 4.0%
ACE Ltd.	12,660	737,445
Aflac, Inc.	17,305	894,842
Allstate Corp. (The)	19,754	623,239
American International Group, Inc.(1)	4,996	195,344
Aon Corp.	10,147	396,849
Assurant, Inc.	4,095	166,667
Berkshire Hathaway, Inc., Class B(1)	64,380	5,322,938
Chubb Corp. (The)	11,614	661,882
Cincinnati Financial Corp.	5,991	172,840
Genworth Financial, Inc., Class A(1)	18,233	222,807

14

Equity Index

Shares	Value
Hartford Financial Services Group, Inc. (The)	16,071	$ 368,830
Lincoln National Corp.	11,911	284,911
Loews Corp.	11,707	443,695
Marsh & McLennan Cos., Inc.	20,352	490,890
MetLife, Inc.	33,645	1,293,650
Principal Financial Group, Inc.	11,975	310,392
Progressive Corp. (The)	24,437	510,000
Prudential Financial, Inc.	17,219	932,926
Torchmark Corp.	2,887	153,415
Travelers Cos., Inc. (The)	17,370	904,977
Unum Group	11,794	261,237
XL Group plc	12,758	276,338
		15,626,114
INTERNET & CATALOG RETAIL — 0.7%
Amazon.com, Inc.(1)	13,067	2,052,303
Expedia, Inc.	7,954	224,382
priceline.com, Inc.(1)	1,785	621,787
		2,898,472
INTERNET SOFTWARE & SERVICES — 1.8%
Akamai Technologies, Inc.(1)	6,698	336,106
eBay, Inc.(1)	42,695	1,041,758
Google, Inc., Class A(1)	9,191	4,832,536
Monster Worldwide, Inc.(1)	4,621	59,888
VeriSign, Inc.(1)	6,256	198,565
Yahoo!, Inc.(1)	49,936	707,593
		7,176,446
IT SERVICES — 3.1%
Automatic Data Processing, Inc.	18,108	761,079
Cognizant Technology Solutions Corp., Class A(1)	11,231	724,062
Computer Sciences Corp.	5,766	265,236
Fidelity National Information Services, Inc.	9,608	260,665
Fiserv, Inc.(1)	5,435	292,512
International Business Machines Corp.	46,670	6,260,314
MasterCard, Inc., Class A	3,569	799,456
Paychex, Inc.	12,029	330,677
SAIC, Inc.(1)	10,820	172,904
Teradata Corp.(1)	6,353	244,972
Total System Services, Inc.	6,183	94,229
Visa, Inc., Class A	18,344	1,362,225
Western Union Co. (The)	24,374	430,689
		11,999,020
LEISURE EQUIPMENT & PRODUCTS — 0.2%
Eastman Kodak Co.(1)	10,301	43,264
Hasbro, Inc.	5,223	232,476
Mattel, Inc.	13,143	308,335
		584,075
LIFE SCIENCES TOOLS & SERVICES — 0.4%
Life Technologies Corp.(1)	6,828	318,799
PerkinElmer, Inc.	4,385	101,469
Thermo Fisher Scientific, Inc.(1)	15,097	722,844
Waters Corp.(1)	3,462	245,041
		1,388,153
MACHINERY — 2.0%
Caterpillar, Inc.	23,259	1,830,018
Cummins, Inc.	7,347	665,491
Danaher Corp.	19,849	806,068
Deere & Co.	15,722	1,097,081
Dover Corp.	7,006	365,783
Eaton Corp.	6,114	504,344
Flowserve Corp.	2,078	227,375
Illinois Tool Works, Inc.	18,738	881,061
PACCAR, Inc.	13,399	645,162
Pall Corp.	4,368	181,884
Parker-Hannifin Corp.	5,837	408,940
Snap-on, Inc.	2,193	101,996
		7,715,203
MEDIA — 2.9%
CBS Corp., Class B	24,638	390,759
Comcast Corp., Class A	103,862	1,877,825
DirecTV, Class A(1)	32,037	1,333,700
Discovery Communications, Inc., Class A(1)	10,680	465,114
Gannett Co., Inc.	8,695	106,340
Interpublic Group of Cos., Inc. (The)(1)	18,737	187,932
Meredith Corp.	1,504	50,098
New York Times Co. (The), Class A(1)	4,738	36,672
News Corp., Class A	84,511	1,103,714
Omnicom Group, Inc.	11,147	440,084
Scripps Networks Interactive, Inc., Class A	3,437	163,532
Time Warner Cable, Inc.	13,027	703,328
Time Warner, Inc.	41,642	1,276,327
Viacom, Inc., Class B	22,255	805,408
Walt Disney Co. (The)	70,793	2,343,956
Washington Post Co. (The), Class B	226	90,267
		11,375,056

15

Equity Index

Shares	Value
METALS & MINING — 1.1%
AK Steel Holding Corp.	4,403	$ 60,806
Alcoa, Inc.	37,131	449,656
Allegheny Technologies, Inc.	3,640	169,078
Cliffs Natural Resources, Inc.	5,070	324,074
Freeport-McMoRan Copper & Gold, Inc.	17,484	1,492,959
Newmont Mining Corp.	18,193	1,142,702
Nucor Corp.	11,446	437,237
Titanium Metals Corp.(1)	3,087	61,617
United States Steel Corp.	5,349	234,500
		4,372,629
MULTILINE RETAIL — 0.8%
Big Lots, Inc.(1)	2,666	88,645
Family Dollar Stores, Inc.	5,050	223,008
J.C. Penney Co., Inc.	8,794	239,021
Kohl’s Corp.(1)	11,271	593,756
Macy’s, Inc.	15,136	349,490
Nordstrom, Inc.	6,201	230,677
Sears Holdings Corp.(1)	1,627	117,372
Target Corp.	26,677	1,425,619
		3,267,588
MULTI-UTILITIES — 1.4%
Ameren Corp.	8,886	252,362
CenterPoint Energy, Inc.	15,591	245,091
CMS Energy Corp.	8,915	160,648
Consolidated Edison, Inc.	10,273	495,364
Dominion Resources, Inc.	21,638	944,715
DTE Energy Co.	6,305	289,589
Integrys Energy Group, Inc.	2,953	153,733
NiSource, Inc.	10,481	182,369
PG&E Corp.	14,687	667,084
Public Service Enterprise Group, Inc.	18,465	610,822
SCANA Corp.	4,224	170,312
Sempra Energy	9,026	485,599
TECO Energy, Inc.	8,257	143,011
Wisconsin Energy Corp.	4,355	251,719
Xcel Energy, Inc.	16,607	381,463
		5,433,881
OFFICE ELECTRONICS — 0.1%
Xerox Corp.	50,310	520,709
OIL, GAS & CONSUMABLE FUELS — 8.9%
Anadarko Petroleum Corp.	18,237	1,040,421
Apache Corp.	13,450	1,314,872
Cabot Oil & Gas Corp.	4,003	120,530
Chesapeake Energy Corp.	24,510	555,152
Chevron Corp.	74,341	6,025,338
ConocoPhillips	54,828	3,148,772
CONSOL Energy, Inc.	8,451	312,349
Denbury Resources, Inc.(1)	14,852	235,998
Devon Energy Corp.	16,059	1,039,660
El Paso Corp.	26,418	327,055
EOG Resources, Inc.	9,458	879,310
EQT Corp.	5,381	194,039
Exxon Mobil Corp.	188,360	11,638,764
Hess Corp.	10,693	632,170
Marathon Oil Corp.	26,159	865,863
Massey Energy Co.	3,838	119,055
Murphy Oil Corp.	6,963	431,149
Noble Energy, Inc.	6,380	479,074
Occidental Petroleum Corp.	29,996	2,348,687
Peabody Energy Corp.	9,792	479,906
Pioneer Natural Resources Co.	4,323	281,125
QEP Resources, Inc.	6,511	196,242
Range Resources Corp.	5,929	226,073
Southwestern Energy Co.(1)	12,994	434,519
Spectra Energy Corp.	23,732	535,157
Sunoco, Inc.	4,536	165,564
Tesoro Corp.	5,453	72,852
Valero Energy Corp.	20,442	357,939
Williams Cos., Inc. (The)	21,221	405,533
		34,863,168
PAPER & FOREST PRODUCTS — 0.1%
International Paper Co.	15,750	342,563
MeadWestvaco Corp.	6,517	158,884
		501,447
PERSONAL PRODUCTS — 0.2%
Avon Products, Inc.	15,598	500,852
Estee Lauder Cos., Inc. (The), Class A	4,201	265,629
		766,481
PHARMACEUTICALS — 6.0%
Abbott Laboratories	57,067	2,981,180
Allergan, Inc.	11,338	754,317
Bristol-Myers Squibb Co.	63,282	1,715,575
Eli Lilly & Co.	37,710	1,377,546
Forest Laboratories, Inc.(1)	10,615	328,322
Johnson & Johnson	101,867	6,311,680
King Pharmaceuticals, Inc.(1)	9,496	94,580
Merck & Co., Inc.	113,767	4,187,763
Mylan, Inc.(1)	11,432	215,036

16

Equity Index

Shares	Value
Pfizer, Inc.	297,264	$ 5,104,023
Watson Pharmaceuticals, Inc.(1)	3,952	167,209
		23,237,231
PROFESSIONAL SERVICES — 0.1%
Dun & Bradstreet Corp.	1,919	142,275
Equifax, Inc.	4,348	135,657
Robert Half International, Inc.	5,545	144,170
		422,102
REAL ESTATE INVESTMENT TRUSTS (REITs) — 1.4%
Apartment Investment & Management Co., Class A	4,200	89,796
AvalonBay Communities, Inc.	3,125	324,781
Boston Properties, Inc.	5,080	422,250
Equity Residential	10,642	506,240
HCP, Inc.	11,461	412,367
Health Care REIT, Inc.	4,599	217,717
Host Hotels & Resorts, Inc.	23,919	346,347
Kimco Realty Corp.	15,136	238,392
Plum Creek Timber Co., Inc.	6,089	214,942
ProLogis	17,942	211,357
Public Storage	5,101	495,001
Simon Property Group, Inc.	10,911	1,011,886
Ventas, Inc.	5,887	303,592
Vornado Realty Trust	5,952	509,074
Weyerhaeuser Co.	19,918	313,908
		5,617,650
REAL ESTATE MANAGEMENT & DEVELOPMENT — 0.1%
CB Richard Ellis Group, Inc., Class A(1)	10,766	196,803
ROAD & RAIL — 0.8%
CSX Corp.	14,051	777,301
Norfolk Southern Corp.	13,620	810,526
Ryder System, Inc.	2,006	85,797
Union Pacific Corp.	18,416	1,506,429
		3,180,053
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 2.4%
Advanced Micro Devices, Inc.(1)	21,579	153,427
Altera Corp.	11,349	342,286
Analog Devices, Inc.	10,721	336,425
Applied Materials, Inc.	49,146	574,025
Broadcom Corp., Class A	16,506	584,147
First Solar, Inc.(1)	1,986	292,637
Intel Corp.	205,872	3,958,919
KLA-Tencor Corp.	6,250	220,188
Linear Technology Corp.	8,417	258,654
LSI Corp.(1)	24,972	113,872
MEMC Electronic Materials, Inc.(1)	8,419	100,354
Microchip Technology, Inc.	6,909	217,288
Micron Technology, Inc.(1)	31,878	229,840
National Semiconductor Corp.	9,079	115,939
Novellus Systems, Inc.(1)	3,632	96,539
NVIDIA Corp.(1)	21,519	251,342
Teradyne, Inc.(1)	6,508	72,499
Texas Instruments, Inc.	44,172	1,198,828
Xilinx, Inc.	9,255	246,276
		9,363,485
SOFTWARE — 3.9%
Adobe Systems, Inc.(1)	19,177	501,479
Autodesk, Inc.(1)	8,569	273,951
BMC Software, Inc.(1)	6,400	259,072
CA, Inc.	13,916	293,906
Cerner Corp.(1)	2,524	211,991
Citrix Systems, Inc.(1)	7,005	478,021
Compuware Corp.(1)	8,747	74,612
Electronic Arts, Inc.(1)	12,149	199,608
Intuit, Inc.(1)	10,441	457,420
McAfee, Inc.(1)	5,432	256,716
Microsoft Corp.	281,652	6,897,658
Novell, Inc.(1)	13,453	80,314
Oracle Corp.	143,212	3,845,242
Red Hat, Inc.(1)	7,037	288,517
salesforce.com, inc.(1)	4,265	476,827
Symantec Corp.(1)	29,019	440,218
		15,035,552
SPECIALTY RETAIL — 2.0%
Abercrombie & Fitch Co., Class A	3,342	131,407
AutoNation, Inc.(1)	2,437	56,660
AutoZone, Inc.(1)	1,031	236,006
Bed Bath & Beyond, Inc.(1)	9,885	429,108
Best Buy Co., Inc.	12,592	514,131
CarMax, Inc.(1)	7,908	220,317
GameStop Corp., Class A(1)	5,772	113,766
Gap, Inc. (The)	16,078	299,694
Home Depot, Inc. (The)	61,633	1,952,534
Limited Brands, Inc.	9,538	255,428
Lowe’s Cos., Inc.	51,956	1,158,099
Office Depot, Inc.(1)	10,884	50,066
O’Reilly Automotive, Inc.(1)	5,162	274,618

17

Equity Index

Shares	Value
RadioShack Corp.	4,723	$ 100,742
Ross Stores, Inc.	4,588	250,597
Staples, Inc.	26,641	557,330
Tiffany & Co.	4,822	226,586
TJX Cos., Inc. (The)	15,000	669,450
Urban Outfitters, Inc.(1)	4,562	143,429
		7,639,968
TEXTILES, APPAREL & LUXURY GOODS — 0.5%
Coach, Inc.	11,110	477,286
NIKE, Inc., Class B	14,239	1,141,113
Polo Ralph Lauren Corp.	2,453	220,426
VF Corp.	3,141	254,484
		2,093,309
THRIFTS & MORTGAGE FINANCE — 0.1%
Hudson City Bancorp., Inc.	19,178	235,122
People’s United Financial, Inc.	14,129	184,949
		420,071
TOBACCO — 1.7%
Altria Group, Inc.	76,789	1,844,472
Lorillard, Inc.	5,565	446,925
Philip Morris International, Inc.	67,840	3,800,397
Reynolds American, Inc.	6,341	376,592
		6,468,386
TRADING COMPANIES & DISTRIBUTORS — 0.1%
Fastenal Co.	5,432	288,928
W.W. Grainger, Inc.	2,187	260,494
		549,422

	Shares/ Principal Amount	Value
WIRELESS TELECOMMUNICATION SERVICES — 0.4%
American Tower Corp., Class A(1)	14,831	$ 760,237
MetroPCS Communications, Inc.(1)	9,986	104,454
Sprint Nextel Corp.(1)	108,861	504,026
		1,368,717
TOTAL COMMON STOCKS (Cost $303,793,448)		382,139,365
Temporary Cash Investments — Segregated For Futures Contracts — 1.9%
JPMorgan U.S. Treasury Plus Money Market Fund Agency Shares	41,264	41,264
Repurchase Agreement, Credit Suisse First Boston, Inc., (collateralized by various U.S. Treasury obligations, 3.375%, 11/15/19, valued at $6,425,085), in a joint trading account at 0.18%, dated 9/30/10, due 10/1/10 (Delivery value $6,300,032)		6,300,000
U.S. Treasury Bills, 0.21%, 11/18/10(4)	$1,130,000	1,129,816
TOTAL TEMPORARY CASH INVESTMENTS — SEGREGATED FOR FUTURES CONTRACTS (Cost $7,470,946)		7,471,080
TOTAL INVESTMENT SECURITIES — 100.0% (Cost $311,264,394)		389,610,445
OTHER ASSETS AND LIABILITIES(2)		147,907
TOTAL NET ASSETS — 100.0%		$389,758,352

Futures Contracts
Contracts Purchased	Expiration Date	Underlying Face Amount at Value	Unrealized Gain (Loss)
138 S&P 500 E-Mini Futures	December 2010	$7,843,230	$260,714

Notes to Schedule of Investments

(1)	Non-income producing.
(2)	Category is less than 0.05% of total net assets.
(3)	Security, or a portion thereof, has been segregated for futures contracts. At the period end, the aggregate value of securities pledged was $7,844,000.
(4)	The rate indicated is the yield to maturity at purchase.

See Notes to Financial Statements.

18

Statement of Assets and Liabilities

SEPTEMBER 30, 2010 (UNAUDITED)
Assets
Investment securities, at value (cost of $311,264,394)	$389,610,445
Cash	385
Receivable for capital shares sold	39,877
Dividends and interest receivable	486,943
390,137,650

Liabilities
Payable for investments purchased	35,454
Payable for capital shares redeemed	190,901
Payable for variation margin on futures contracts	29,708
Accrued management fees	123,235
379,298

Net Assets	$389,758,352

Net Assets Consist of:
Capital (par value and paid-in surplus)	$355,336,818
Undistributed net investment income	62,480
Accumulated net realized loss on investment transactions	(44,247,711)
Net unrealized appreciation on investments	78,606,765
$389,758,352

	Net assets	Shares outstanding	Net asset value per share
Investor Class, $0.01 Par Value	$197,339,331	43,556,373	$4.53
Institutional Class, $0.01 Par Value	$192,419,021	42,457,456	$4.53

See Notes to Financial Statements.

19

Statement of Operations

FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2010 (UNAUDITED)
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $627)	$ 4,182,900
Interest	5,708
4,188,608

Expenses:
Management fees	784,000
Directors’ fees and expenses	6,231
Other expenses	7,027
797,258

Net investment income (loss)	3,391,350

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	15,560,490
Futures contract transactions	(272,535)
15,287,955

Change in net unrealized appreciation (depreciation) on:
Investments	(28,078,721)
Futures contracts	91,505
(27,987,216)

Net realized and unrealized gain (loss)	(12,699,261)

Net Increase (Decrease) in Net Assets Resulting from Operations	$ (9,307,911)

See Notes to Financial Statements.

20

Statement of Changes in Net Assets

SIX MONTHS ENDED SEPTEMBER 30, 2010 (UNAUDITED) AND YEAR ENDED MARCH 31, 2010
Increase (Decrease) in Net Assets	September 30, 2010	March 31, 2010
Operations
Net investment income (loss)	$ 3,391,350	$ 7,484,693
Net realized gain (loss)	15,287,955	11,280,609
Change in net unrealized appreciation (depreciation)	(27,987,216)	132,734,268
Net increase (decrease) in net assets resulting from operations	(9,307,911)	151,499,570

Distributions to Shareholders
From net investment income:
Investor Class	(1,569,403)	(3,159,335)
Institutional Class	(1,805,018)	(4,332,216)
Decrease in net assets from distributions	(3,374,421)	(7,491,551)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions	(38,051,031)	(23,595,176)

Net increase (decrease) in net assets	(50,733,363)	120,412,843

Net Assets
Beginning of period	440,491,715	320,078,872
End of period	$389,758,352	$440,491,715

Undistributed net investment income	$62,480	$45,551

See Notes to Financial Statements.

21

Notes to Financial Statements

SEPTEMBER 30, 2010 (UNAUDITED)

1. Organization and Summary of Significant Accounting Policies

Organization — American Century Capital Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company and is organized as a Maryland corporation. Equity Index Fund (the fund) is one fund in a series issued by the corporation. The fund is nondiversified under the 1940 Act. The fund’s investment objective is to seek long-term capital growth. The fund pursues its objective by matching, as closely as possible, the investment characteristics and results of the S&P 500 Index. The following is a summary of the fund’s significant accounting policies.

Multiple Class — The fund is authorized to issue the Investor Class and the Institutional Class. The share classes differ principally in their respective distribution and shareholder servicing expenses and arrangements. All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Security Valuations — Securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official close price. Investments in open-end management investment companies are valued at the reported net asset value. Discount notes may be valued through a commercial pricing service or at amortized cost, which approximates fair value. Securities traded on foreign securities exchanges and over-the-counter markets are normally completed before the close of business on days that the New York Stock Exchange (the Exchange) is open and may also take place on days when the Exchange is not open. If an event occurs after the value of a security was established but before the net asset value per share was determined that was likely to materially change the net asset value, that security would be valued as determined in accordance with procedures adopted by the Board of Directors. If the fund determines that the market price of a portfolio security is not readily available, or that the valuation methods mentioned above do not reflect the security’s fair value, such security is valued as determined by the Board of Directors or its designee, in accordance with procedures adopted by the Board of Directors, if such determination would materially impact a fund’s net asset value. Certain other circumstances may cause the fund to use alternative procedures to value a security such as: a security has been declared in default; trading in a security has been halted during the trading day; or there is a foreign market holiday and no trading will commence.

Security Transactions — For financial reporting purposes, security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

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Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. The fund is no longer subject to examination by tax authorities for years prior to 2007. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Accordingly, no provision has been made for federal or state income taxes.

Distributions to Shareholders — Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income are declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

Use of Estimates — The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

2. Fees and Transactions with Related Parties

Management Fees — The corporation has entered into a Management Agreement (the Agreement) with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The Agreement provides that all expenses of managing and operating the fund, except brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of the specific class of shares of the fund and paid monthly in arrears. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that have very similar investment teams and investment strategies (strategy assets). The annual management fee schedule for the fund ranges from 0.350% to 0.490% for the Investor Class. The Institutional Class is 0.200% less at each point within the range. The effective annual management fee for each class for the six months ended September 30, 2010 was 0.49% and 0.29% for the Investor Class and Institutional Class, respectively.

ACIM has entered into a Subadvisory Agreement with Northern Trust Investments, N.A. (NTI) (the subadvisor) on behalf of the fund. The subadvisor makes investment decisions for the fund in accordance with the fund’s investment objectives, policies and restrictions under the supervision of ACIM and the Board of Directors. ACIM pays all costs associated with retaining NTI as the subadvisor of the fund.

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Related Parties — Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC), the parent of the corporation’s investment advisor, ACIM, the distributor of the corporation, ACIS, and the corporation’s transfer agent, American Century Services, LLC.

The fund is eligible to invest in a money market fund for temporary purposes, which is managed by J.P. Morgan Investment Management, Inc. (JPMIM). The fund has a Mutual Funds Services Agreement with J.P. Morgan Investor Services Co. (JPMIS) and a securities lending agreement with JPMorgan Chase Bank (JPMCB). JPMCB is a custodian of the fund. JPMIM, JPMIS and JPMCB are wholly owned subsidiaries of JPMorgan Chase & Co. (JPM). JPM is an equity investor in ACC.

3. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the six months ended September 30, 2010, were $6,208,315 and $42,045,757, respectively.

4. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Six months ended September 30, 2010		Year ended March 31, 2010
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	150,000,000		150,000,000
Sold	3,857,525	$17,191,752	12,694,955	$52,828,024
Issued in reinvestment of distributions	341,911	1,532,509	725,656	3,081,827
Redeemed	(5,598,829)	(24,684,216)	(9,204,015)	(37,281,187)
	(1,399,393)	(5,959,955)	4,216,596	18,628,664
Institutional Class/Shares Authorized	150,000,000		310,000,000
Sold	1,914,166	8,470,968	10,325,912	39,608,523
Issued in reinvestment of distributions	402,935	1,805,018	1,026,830	4,332,216
Redeemed	(9,762,337)	(42,367,062)	(21,735,881)	(86,164,579)
	(7,445,236)	(32,091,076)	(10,383,139)	(42,223,840)
Net increase (decrease)	(8,844,629)	$(38,051,031)	(6,166,543)	$(23,595,176)

5. Fair Value Measurements

The fund’s securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical securities;

•
Level 2 valuation inputs consist of significant direct or indirect observable market data (including quoted prices for similar securities, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.); or

•	Level 3 valuation inputs consist of significant unobservable inputs (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

24

The following is a summary of the valuation inputs used to determine the fair value of the fund’s securities and other financial instruments as of September 30, 2010. The Schedule of Investments provides additional details on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Investment Securities
Common Stocks	$382,139,365	—	—
Temporary Cash Investments	41,264	$7,429,816	—
Total Value of Investment Securities	$382,180,629	$7,429,816	—

Other Financial Instruments
Total Unrealized Gain (Loss) on Futures Contracts	$260,714	—	—

6. Derivative Instruments

Equity Price Risk — The fund is subject to equity price risk in the normal course of pursuing its investment objectives. A fund may enter into futures contracts based on an equity index in order to manage its exposure to changes in market conditions. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. The equity price risk derivative instruments held at period end as disclosed on the Schedule of Investments are indicative of the fund’s typical volume during the period.

The value of equity price risk derivative instruments as of September 30, 2010, is disclosed on the Statement of Assets and Liabilities as a liability of $29,708 in payable for variation margin on futures contracts. For the six months ended September 30, 2010, the effect of equity price risk derivative instruments on the Statement of Operations was $(272,535) in net realized gain (loss) on futures contract transactions and $91,505 in change in net unrealized appreciation (depreciation) on futures contracts.

7. Interfund Lending

The fund, along with certain other funds in the American Century Investments family of funds, may participate in an interfund lending program, pursuant to an Exemptive Order issued by the Securities and Exchange Commission (SEC). This program provides an alternative credit facility allowing the fund to borrow from or lend to other funds in the American Century Investments family of funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. The interfund loan rate earned/paid on interfund lending transactions is determined daily based on the average of certain current market rates. Interfund lending transactions normally extend only overnight, but can have a maximum duration of seven days. The program is subject to annual approval by the Board of Directors. During the six months ended September 30, 2010, the fund did not utilize the program.

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8. Federal Tax Information

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of September 30, 2010, the components of investments for federal income tax purposes were as follows:

Federal tax cost of investments	$333,517,084
Gross tax appreciation of investments	$107,088,781
Gross tax depreciation of investments	(50,995,420)
Net tax appreciation (depreciation) of investments	$56,093,361

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

As of March 31, 2010, the fund had accumulated capital losses of $(39,137,018), which represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations. The capital loss carryovers expire as follows:

2011	2012	2013	2014	2015
$(21,756,247)	$(1,957,751)	$(1,992,016)	$(5,270,954)	$(8,160,050)

26

Financial Highlights
Equity Index

Investor Class
For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
	2010(1)		2010	2009	2008	2007	2006
Per-Share Data
Net Asset Value, Beginning of Period	$4.64		$3.17	$5.26	$5.66	$5.16	$4.70
Income From Investment Operations
Net Investment Income (Loss)(2)	0.04		0.07	0.09	0.09	0.08	0.07
Net Realized and Unrealized Gain (Loss)	(0.11)		1.47	(2.09)	(0.39)	0.50	0.46
Total From Investment Operations	(0.07)		1.54	(2.00)	(0.30)	0.58	0.53
Distributions
From Net Investment Income	(0.04)		(0.07)	(0.09)	(0.10)	(0.08)	(0.07)
From Tax Return of Capital	—		—	—	— (3)	—	—
Total Distributions	(0.04)		(0.07)	(0.09)	(0.10)	(0.08)	(0.07)
Net Asset Value, End of Period	$4.53		$4.64	$3.17	$5.26	$5.66	$5.16

Total Return(4)	(1.59)%		48.96%	(38.36)%	(5.46)%	11.28%	11.36%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	0.49	%(5)	0.49%	0.49%	0.49%	0.49%	0.49%
Ratio of Net Investment Income (Loss) to Average Net Assets	1.58	%(5)	1.81%	1.93%	1.51%	1.49%	1.43%
Portfolio Turnover Rate	2%		12%	5%	9%	4%	17%
Net Assets, End of Period (in thousands)	$197,339		$208,726	$129,026	$207,571	$232,880	$152,799

(1)	Six months ended September 30, 2010 (unaudited).
(2)	Computed using average shares outstanding throughout the period.
(3)	Per-share amount was less than $0.005.
(4)
Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. Total returns are calculated based on the net asset value of the last business day.

(5)	Annualized.

See Notes to Financial Statements.

27

Equity Index

Institutional Class
For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
	2010(1)		2010	2009	2008	2007	2006
Per-Share Data
Net Asset Value, Beginning of Period	$4.64		$3.17	$5.26	$5.67	$5.16	$4.71
Income From Investment Operations
Net Investment Income (Loss)(2)	0.04		0.08	0.10	0.10	0.09	0.08
Net Realized and Unrealized Gain (Loss)	(0.11)		1.47	(2.09)	(0.40)	0.51	0.45
Total From Investment Operations	(0.07)		1.55	(1.99)	(0.30)	0.60	0.53
Distributions
From Net Investment Income	(0.04)		(0.08)	(0.10)	(0.11)	(0.09)	(0.08)
From Tax Return of Capital	—		—	—	— (3)	—	—
Total Distributions	(0.04)		(0.08)	(0.10)	(0.11)	(0.09)	(0.08)
Net Asset Value, End of Period	$4.53		$4.64	$3.17	$5.26	$5.67	$5.16

Total Return(4)	(1.49)%		49.27%	(38.24)%	(5.27)%	11.50%	11.35%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	0.29	%(5)	0.29%	0.29%	0.29%	0.29%	0.29%
Ratio of Net Investment Income (Loss) to Average Net Assets	1.78	%(5)	2.01%	2.13%	1.71%	1.69%	1.63%
Portfolio Turnover Rate	2%		12%	5%	9%	4%	17%
Net Assets, End of Period (in thousands)	$192,419		$231,766	$191,053	$599,914	$813,571	$662,759

(1)	Six months ended September 30, 2010 (unaudited).
(2)	Computed using average shares outstanding throughout the period.
(3)	Per-share amount was less than $0.005.
(4)
Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. Total returns are calculated based on the net asset value of the last business day.

(5)	Annualized.

See Notes to Financial Statements.

28

Proxy Voting Results

A special meeting of shareholders was held on June 16, 2010, to vote on the following proposals. Each proposal received the required number of votes and was adopted. A summary of voting results is listed below each proposal.

Proposal 1:

To elect one Director to the Board of Directors of American Century Capital Portfolios, Inc. (the proposal was voted on by all shareholders of funds issued by American Century Capital Portfolios, Inc.):

John R. Whitten	For:	8,909,100,602
	Withhold:	464,054,213
	Abstain:	0
	Broker Non-Vote:	0

The other directors whose term of office continued after the meeting include Jonathan S. Thomas, Thomas A. Brown, Andrea C. Hall,
James A. Olson, Donald H. Pratt, and M. Jeannine Strandjord.

Proposal 2:

To approve a management agreement between the fund and American Century Investment Management, Inc.:

Investor Class	For:	121,942,461
	Against:	2,172,018
	Abstain:	2,857,151
	Broker Non-Vote:	14,451,857

Institutional Class	For:	191,913,714
	Against:	0
	Abstain:	0
	Broker Non-Vote:	0

Proposal 3:

To approve a subadvisory agreement between Northern Trust Investments, N.A. and American Century Investment Management, Inc.:

For:	313,246,871
Against:	2,262,156
Abstain:	3,376,317
Broker Non-Vote:	14,451,857

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Proposal 4:

To approve an amendment to the Articles of Incorporation to limit certain director liability to the extent permitted by Maryland law (the proposal was voted on by all shareholders of funds issued by American Century Capital Portfolios, Inc.):

For:	7,171,505,354
Against:	434,482,700
Abstain:	468,352,741
Broker Non-Vote:	1,298,814,021

30

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs, or 403(b), 457 and qualified plans are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

Proxy Voting Guidelines

American Century Investment Management, Inc., the fund’s investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

31

Index Definitions

The following indices are used to illustrate investment market, sector, or style performance or to serve as fund performance comparisons. They are not investment products available for purchase.

The Russell 1000® Index is a market-capitalization weighted, large-cap index created by Frank Russell Company to measure the performance of the 1,000 largest publicly traded U.S. companies, based on total market capitalization.

The Russell 1000® Growth Index measures the performance of those Russell 1000 Index companies (the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The Russell 1000® Value Index measures the performance of those Russell 1000 Index companies (the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The Russell 2000® Index is a market-capitalization weighted index created by Frank Russell Company to measure the performance of the 2,000 smallest of the 3,000 largest publicly traded U.S. companies, based on total market capitalization.

The Russell 2000® Growth Index measures the performance of those Russell 2000 Index companies (the 2,000 smallest of the 3,000 largest publicly traded U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The Russell 2000® Value Index measures the performance of those Russell 2000 Index companies (the 2,000 smallest of the 3,000 largest publicly traded U.S. companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The Russell Midcap® Index measures the performance of the 800 smallest of the 1,000 largest publicly traded U.S. companies, based on total market capitalization.

The Russell Midcap® Growth Index measures the performance of those Russell Midcap Index companies (the 800 smallest of the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The Russell Midcap® Value Index measures the performance of those Russell Midcap Index companies (the 800 smallest of the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The S&P 500 Index is a market value-weighted index of the stocks of 500 publicly traded U.S. companies chosen for market size, liquidity, and industry group representation that are considered to be leading firms in dominant industries. Each stock’s weight in the index is proportionate to its market value. Created by Standard & Poor’s, it is considered to be a broad measure of U.S. stock market performance.

32

Contact Us

americancentury.com

Automated Information Line	1-800-345-8765

Investor Services Representative	1-800-345-2021 or 816-531-5575

Investors Using Advisors	1-800-378-9878

Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533

Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488

Telecommunications Device for the Deaf	1-800-634-4113

American Century Capital Portfolios, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri
This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

American Century Investment Services, Inc., Distributor

©2010 American Century Proprietary Holdings, Inc. All rights reserved.

1011
CL-SAN-69819

Semiannual Report September 30, 2010

American Century Investments®
Large Company Value Fund

President’s Letter	2
Independent Chairman’s Letter	3
Market Perspective	4
U.S. Stock Index Returns	4

Large Company Value

Performance	5
Portfolio Commentary	7
Top Ten Holdings	9
Top Five Industries	9
Types of Investments in Portfolio	9

Shareholder Fee Example	10

Financial Statements

Schedule of Investments	12
Statement of Assets and Liabilities	15
Statement of Operations	16
Statement of Changes in Net Assets	17
Notes to Financial Statements	18
Financial Highlights	24

Other Information

Proxy Voting Results	30
Additional Information	31
Index Definitions	32

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

   Jonathan Thomas

Dear Investor:

To learn more about the capital markets, your investment, and the portfolio management strategies American Century Investments provides, we encourage you to review this shareholder report for the financial reporting period ended September 30, 2010.

On the following pages, you will find investment performance and portfolio information, presented with the expert perspective and commentary of our portfolio management team. This report remains one of our most important vehicles for conveying the information you need about your investment performance, and about the market factors and strategies that affect fund returns. For additional information on the markets, we encourage you to visit the “Insights & News” tab at our Web site, americancentury.com, for updates and further expert commentary.

The top of our Web site’s home page also provides a link to “Our Story,” which, first and foremost, outlines our commitment—since 1958—to helping clients reach their financial goals. We believe strongly that we will only be successful when our clients are successful. That’s who we are.

Another important, unique facet of our story and who we are is “Profits with a Purpose,” which describes our bond with the Stowers Institute for Medical Research (SIMR). SIMR is a world-class biomedical organization—founded by our company founder James E. Stowers, Jr. and his wife Virginia—that is dedicated to researching the causes, treatment, and prevention of gene-based diseases, including cancer. Through American Century Investments’ private ownership structure, more than 40% of our profits support SIMR.

Mr. Stowers’ example of achieving financial success and using that platform to help humanity motivates our entire American Century Investments team. His story inspires us to help each of our clients achieve success. Thank you for sharing your financial journey with us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Independent Chairman’s Letter

   Don Pratt

Dear Fellow Shareholders,

As regulators and the markets continue to sort out the events of the credit crisis, a consistent theme has been that financial services firms should re-examine their risk management practices. Risk management has been a regular part of American Century Investments’ activities for many years. However, recently American Century and your mutual fund board have been spending additional time focusing on our risk oversight processes.

The board’s efforts are now organized around three categories of risk: investment risk, operational risk, and enterprise risk. This approach has facilitated a realignment of many risk oversight tasks that the board has historically conducted. Investment risk tasks include a review of portfolio risk, monitoring the use of derivatives, and performance assessment. Operational risk focuses on compliance, valuation, shareholder services, and trading activities. Enterprise risk addresses the financial condition of the advisor, human resource development, and reputational risks. Risk oversight tasks are addressed in every quarterly board meeting, and a review of the advisor’s entire risk management program is undertaken annually. We acknowledge and support the approach that American Century Investments takes to its risk management responsibilities. While the board has refocused its efforts in this important oversight area, we recognize that risk oversight is a journey and we expect to continue to improve our processes.

Our September quarterly board meeting was held in the New York offices of American Century Investments. This gave the directors an opportunity to meet with the portfolio management teams for each of the global and international funds overseen by the board. Each team uses sophisticated investment tools and daily risk analysis in managing client assets. We also were impressed with the “bench strength” that has been developed under the leadership of the Global and Non-U.S. Equity CIO Mark Kopinski. These face-to-face meetings provide an opportunity for the directors—working on behalf of shareholders—to validate the advisor’s efforts and the investment management approach being followed.

I thank you for your continued confidence in American Century during this turbulent time in the economy and investment markets. If you have thoughts or questions you would like to share with the board send them to me at dhpratt@fundboardchair.com.

Best regards,

Don Pratt

3

Market Perspective

By Phil Davidson, Chief Investment Officer, U.S. Value Equity

Mixed Results for U.S. Stocks

U.S. stocks were mixed but generally lower for the six months ended September 30, 2010, as market volatility increased notably. The key factor driving this volatility was increased uncertainty regarding the U.S. economic recovery, which appeared to wane following the robust growth rate it experienced in the last half of 2009.

Evidence of slowing economic activity during the six-month period included a slowdown in the manufacturing sector, further deterioration in the housing market, persistently high unemployment, and a decline in retail sales. In addition, sovereign debt problems in Europe also led to concerns about the impact of a potential fiscal crisis on global economic growth. The combination sent stocks into a tailspin in the second quarter of 2010.

The equity market rebounded in the third quarter, with the bulk of the rally occurring in September—the highest monthly return for stocks since April 2009. The Federal Reserve indicated that it would reinstate the quantitative easing measures used to stimulate economic growth in 2009, and the market rallied in the hope that these efforts would resuscitate the economic recovery. Despite a strong finish, the broad equity indices fell slightly for the six months, although mid- and small-cap issues posted modestly positive results (see the table below).

Value Stocks Lagged

Value stocks underperformed their growth-oriented counterparts across all market capitalizations during the six-month period. The primary reason was the lagging performance of the financial sector, which is the largest component in most value indices. Financial companies continued to struggle with high unemployment, continued weakness in the housing market, growing loan delinquencies and defaults, and uncertainty regarding the impact of recent financial reform legislation.

On the positive side, the recent trend of rising dividend payouts remained supportive for value stocks. The growth in dividends reflected both a significant recovery in corporate earnings (excluding financials) over the past year and increasingly healthy balance sheets. The question going forward is whether companies can sustain this level of profitability and financial strength in a slow-growth economic environment.

U.S. Stock Index Returns
For the six months ended September 30, 2010*
Russell 1000 Index (Large-Cap)	–1.21%	Russell 2000 Index (Small-Cap)	0.25%
Russell 1000 Growth Index	–0.27%	Russell 2000 Growth Index	2.43%
Russell 1000 Value Index	–2.14%	Russell 2000 Value Index	–1.90%
Russell Midcap Index	2.12%	*Total returns for periods less than one year are not annualized.
Russell Midcap Growth Index	2.95%
Russell Midcap Value Index	1.40%

4

Performance
Large Company Value

Total Returns as of September 30, 2010
				Average Annual Returns
	Ticker Symbol	6 months(1)	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	ALVIX	-2.82%	5.72%	-1.62%	3.29%	2.62%	7/30/99
Russell 1000 Value Index	—	-2.14%	8.90%	-0.48%	2.59%	2.43%	—
S&P 500 Index	—	-1.42%	10.16%	0.64%	-0.43%	0.44%	—
Institutional Class	ALVSX	-2.72%	5.94%	-1.43%	—	2.14%	8/10/01
A Class(2) No sales charge* With sales charge*	ALPAX	-2.94% -8.53%	5.46% -0.67%	-1.87% -3.02%	— —	3.16% 2.54%	10/26/00
B Class No sales charge* With sales charge*	ALBVX	-3.48% -8.48%	4.43% 0.43%	-2.60% -2.82%	— —	3.70% 3.70%	1/31/03
C Class No sales charge* With sales charge*	ALPCX	-3.30% -4.27%	4.66% 4.66%	-2.57% -2.57%	— —	1.59% 1.59%	11/7/01
R Class	ALVRX	-3.06%	5.19%	-2.11%	—	2.29%	8/29/03

*
Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge for equity funds and may be subject to a maximum CDSC of 1.00%. B Class shares redeemed within six years of purchase are subject to a CDSC that declines from 5.00% during the first year after purchase to 0.00% the sixth year after purchase. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1)	Total returns for periods less than one year are not annualized.
(2)	Prior to December 3, 2007, the A Class was referred to as the Advisor Class and did not have a front-end sales charge. Performance prior to that date has been adjusted to reflect this charge.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

5

Large Company Value

Growth of $10,000 Over 10 Years
$10,000 investment made September 30, 2000

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	A Class	B Class	C Class	R Class
0.85%	0.65%	1.10%	1.85%	1.85%	1.35%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

6

Portfolio Commentary
Large Company Value

Portfolio Managers: Chuck Ritter and Brendan Healy

Performance Summary

Large Company Value declined -2.82%* for the six months ended September 30, 2010. By comparison, its benchmark, the Russell 1000 Value Index, fell -2.14%. The broader market, as measured by the S&P 500 Index, dropped -1.42%. The portfolio’s return reflects operating expenses, while the indices’ returns do not. The average return for Morningstar’s Large Cap Value category (its performance, like Large Company Value’s, reflects operating expenses) was -2.44%.**

Stocks suffered steep declines during the first three months of the reporting period as investors, unsettled by the debt crisis in Europe and softer-than-expected U.S. economic news, fled into defensive investments such as U.S. Treasuries and utilities. However, in spite of continued economic uncertainty, stock prices rose once the turmoil in Europe moderated. Counter-intuitively, during the third quarter, both higher-risk and higher-yielding securities outperformed. Higher-risk stocks were in favor as fears of a double-dip recession eased, while investors continued to favor higher-yielding securities because of very low interest rates. Against this backdrop, Large Company Value’s positions in the utilities, information technology, and financials sectors detracted from relative results. Holdings in consumer staples, consumer discretionary, and telecommunication services contributed positively.

We carefully manage this portfolio for long-term results. Since Large Company Value’s inception on July 30, 1999, the portfolio has produced an average annual return of 2.62%, topping the returns for Morningstar’s Large Cap Value category average, the Russell 1000 Value Index, and the S&P 500 Index for that period (see performance information on pages 5–6 and the footnotes below).

Utilities Slowed Relative Performance

Although the portfolio gained in absolute terms within the utilities sector, its underweight position hampered progress on a relative basis. We continue to believe that many of these stocks are overvalued, but this stance dampened performance during the reporting period when utilities outperformed in the benchmark.

Information Technology and Financials Detracted

Large Company Value’s complement of information technology stocks, specifically its holdings in the computers and peripherals segment, hampered progress. This segment provided key detractor Hewlett-Packard. Despite posting profit gains, the technology giant’s share prices declined after the abrupt exit of its chief executive officer and uncertainty surrounding the appointment of a successor.

*	All fund returns referenced in this commentary are for Investor Class shares. Total returns for periods less than one year are not annualized.

**
The average returns for Morningstar’s Large Cap Value category were 8.02%, -0.28% and 2.47% for the one-year, five-year and ten-year periods ended September 30, 2010, respectively, and 2.43% since July 30, 1999, the Investor Class’s inception. © Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

7

Large Company Value

In financials, the weakest sector in the benchmark, the portfolio was hindered by its position in diversified financial services. Specifically, Large Company Value was modestly overweight two significant decliners, Bank of America Corp. and JPMorgan Chase. Uncertainties about the slow economic recovery and the impact on earnings of financial regulatory reform weighed on these companies’ share prices.

The portfolio was also underweight real estate investment trusts (REITs), a segment that provided a positive return for the benchmark. In our opinion, many of these stocks are overvalued as their prices do not reflect the deterioration in commercial real estate fundamentals.

Consumer Staples and Consumer Discretionary Contributed

Security selection in the consumer staples sector contributed to relative progress. The portfolio’s top contributor was tobacco company Altria Group. Its stock price rose on news of a substantial increase in earnings on the back of market share gains, cost cutting, and higher sales in its smokeless tobacco business. The beverages segment provided notable contributor Coca-Cola, which posted better-than-expected profits on higher sales volume and market-share gains internationally and in North America. The company’s purchase of Coca-Cola Enterprises’ North American bottling operations could also boost future earnings growth.

In the consumer discretionary sector, Large Company Value’s relative outperformance was largely the result of what it didn’t own rather than what it did. An underweight position and security selection in the media industry enhanced results. The portfolio’s mix of retailers also added value.

Telecommunication Services Enhanced Results

An overweight in telecommunication services, the strongest sector in the benchmark, added to relative progress. Many telecommunications companies outperformed during the period as investors sought out stocks that paid attractive dividends. Large Company Value owned two of the largest, AT&T and Verizon Communications. Both companies have benefited from the strong growth of their wireless businesses and their ability to increase earnings despite low economic growth.

Outlook

We continue to be bottom-up investment managers, evaluating each company individually and building the portfolio one stock at a time. As of September 30, 2010, Large Company Value is broadly diversified, with ongoing overweight positions in information technology, health care, and energy sectors. Our valuation work is also directing us toward smaller relative weightings in utilities and financials stocks.

8

Large Company Value

Top Ten Holdings
% of net assets as of 9/30/10
AT&T, Inc.	3.7%
Pfizer, Inc.	3.6%
JPMorgan Chase & Co.	3.4%
Chevron Corp.	3.3%
Bank of America Corp.	3.2%
General Electric Co.	3.1%
Johnson & Johnson	3.1%
Merck & Co., Inc.	2.6%
Verizon Communications, Inc.	2.2%
Wells Fargo & Co.	2.2%

Top Five Industries
% of net assets as of 9/30/10
Pharmaceuticals	10.6%
Oil, Gas & Consumable Fuels	10.3%
Diversified Financial Services	7.8%
Insurance	7.4%
Diversified Telecommunication Services	6.3%

Types of Investments in Portfolio
% of net assets as of 9/30/10
Common Stocks & Futures	98.9%
Temporary Cash Investments	0.8%
Other Assets and Liabilities	0.3%

9

Shareholder Fee Example (Unaudited)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from April 1, 2010 to September 30, 2010.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. We will not charge the fee as long as you choose to manage your accounts exclusively online. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

10

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 4/1/10	Ending Account Value 9/30/10	Expenses Paid During Period* 4/1/10 – 9/30/10	Annualized Expense Ratio*
Actual
Investor Class	$1,000	$971.80	$4.30	0.87%
Institutional Class	$1,000	$972.80	$3.31	0.67%
A Class	$1,000	$970.60	$5.53	1.12%
B Class	$1,000	$965.20	$9.21	1.87%
C Class	$1,000	$967.00	$9.22	1.87%
R Class	$1,000	$969.40	$6.76	1.37%
Hypothetical
Investor Class	$1,000	$1,020.71	$4.41	0.87%
Institutional Class	$1,000	$1,021.71	$3.40	0.67%
A Class	$1,000	$1,019.45	$5.67	1.12%
B Class	$1,000	$1,015.69	$9.45	1.87%
C Class	$1,000	$1,015.69	$9.45	1.87%
R Class	$1,000	$1,018.20	$6.93	1.37%

* Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 183, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

11

Schedule of Investments
Large Company Value

SEPTEMBER 30, 2010 (UNAUDITED)

	Shares	Value
Common Stocks — 97.1%
AEROSPACE & DEFENSE — 2.1%
Honeywell International, Inc.	77,200	$ 3,392,168
Lockheed Martin Corp.	94,200	6,714,576
Northrop Grumman Corp.	192,700	11,683,401
		21,790,145
BEVERAGES — 1.2%
Coca-Cola Co. (The)	221,300	12,950,476
BIOTECHNOLOGY — 2.0%
Amgen, Inc.(1)	282,200	15,552,042
Gilead Sciences, Inc.(1)	159,300	5,672,673
		21,224,715
CAPITAL MARKETS — 3.8%
Ameriprise Financial, Inc.	150,200	7,108,966
Bank of New York Mellon Corp. (The)	325,700	8,510,541
Goldman Sachs Group, Inc. (The)	112,000	16,192,960
Morgan Stanley	300,500	7,416,340
		39,228,807
CHEMICALS — 0.9%
E.I. du Pont de Nemours & Co.	151,300	6,751,006
PPG Industries, Inc.	40,500	2,948,400
		9,699,406
COMMERCIAL BANKS — 4.2%
PNC Financial Services Group, Inc.	166,600	8,648,206
U.S. Bancorp.	586,700	12,684,454
Wells Fargo & Co.	894,500	22,478,785
		43,811,445
COMMERCIAL SERVICES & SUPPLIES — 0.6%
Avery Dennison Corp.	153,800	5,709,056
COMMUNICATIONS EQUIPMENT — 0.8%
Cisco Systems, Inc.(1)	359,800	7,879,620
COMPUTERS & PERIPHERALS — 1.4%
Hewlett-Packard Co.	246,000	10,349,220
Western Digital Corp.(1)	163,300	4,636,087
		14,985,307
CONSTRUCTION & ENGINEERING — 0.3%
Shaw Group, Inc. (The)(1)	92,300	3,097,588
DIVERSIFIED FINANCIAL SERVICES — 7.8%
Bank of America Corp.	2,534,100	33,222,051
Citigroup, Inc.(1)	3,152,400	12,294,360
JPMorgan Chase & Co.	932,300	35,492,661
		81,009,072
DIVERSIFIED TELECOMMUNICATION SERVICES — 6.3%
AT&T, Inc.	1,330,600	38,055,160
CenturyLink, Inc.	121,900	4,810,174
Verizon Communications, Inc.	695,700	22,672,863
		65,538,197
ELECTRIC UTILITIES — 2.7%
American Electric Power Co., Inc.	171,700	6,220,691
Exelon Corp.	287,700	12,250,266
PPL Corp.	364,600	9,928,058
		28,399,015
ENERGY EQUIPMENT & SERVICES — 2.2%
Baker Hughes, Inc.	175,100	7,459,260
National Oilwell Varco, Inc.	207,000	9,205,290
Transocean Ltd.(1)	96,400	6,197,556
		22,862,106
FOOD & STAPLES RETAILING — 4.1%
Kroger Co. (The)	425,400	9,214,164
SYSCO Corp.	218,200	6,223,064
Walgreen Co.	281,400	9,426,900
Wal-Mart Stores, Inc.	327,300	17,517,096
		42,381,224
FOOD PRODUCTS — 1.8%
Archer-Daniels-Midland Co.	95,000	3,032,400
Kraft Foods, Inc., Class A	343,600	10,603,496
Unilever NV New York Shares	179,200	5,354,496
		18,990,392
HEALTH CARE EQUIPMENT & SUPPLIES — 0.5%
Medtronic, Inc.	166,000	5,574,280
HEALTH CARE PROVIDERS & SERVICES — 1.4%
Aetna, Inc.	166,800	5,272,548
Quest Diagnostics, Inc.	57,900	2,922,213
WellPoint, Inc.(1)	110,600	6,264,384
		14,459,145
HOTELS, RESTAURANTS & LEISURE — 0.6%
Darden Restaurants, Inc.	63,900	2,733,642
Starbucks Corp.	116,500	2,980,070
		5,713,712
HOUSEHOLD PRODUCTS — 2.9%
Clorox Co.	123,400	8,238,184
Energizer Holdings, Inc.(1)	38,200	2,568,186
Procter & Gamble Co. (The)	328,600	19,706,142
		30,512,512

12

Large Company Value

Shares	Value
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS — 0.3%
NRG Energy, Inc.(1)	128,800	$ 2,681,616
INDUSTRIAL CONGLOMERATES — 3.7%
General Electric Co.	1,992,300	32,374,875
Tyco International Ltd.	157,000	5,766,610
		38,141,485
INSURANCE — 7.4%
Allstate Corp. (The)	377,200	11,900,660
Berkshire Hathaway, Inc., Class B(1)	129,400	10,698,792
Chubb Corp. (The)	214,000	12,195,860
Loews Corp.	310,900	11,783,110
Principal Financial Group, Inc.	217,100	5,627,232
Torchmark Corp.	127,300	6,764,722
Travelers Cos., Inc. (The)	259,400	13,514,740
XL Group plc	186,200	4,033,092
		76,518,208
IT SERVICES — 1.7%
Fiserv, Inc.(1)	86,600	4,660,812
International Business Machines Corp.	93,000	12,475,020
		17,135,832
MACHINERY — 1.4%
Dover Corp.	102,100	5,330,641
Ingersoll-Rand plc	251,600	8,984,636
		14,315,277
MEDIA — 4.6%
CBS Corp., Class B	489,700	7,766,642
Comcast Corp., Class A	719,700	13,012,176
Time Warner Cable, Inc.	85,500	4,616,145
Time Warner, Inc.	403,500	12,367,275
Viacom, Inc., Class B	271,000	9,807,490
		47,569,728
METALS & MINING — 0.8%
Freeport-McMoRan Copper & Gold, Inc.	34,400	2,937,416
Nucor Corp.	147,800	5,645,960
		8,583,376
MULTILINE RETAIL — 1.3%
Kohl’s Corp.(1)	106,300	5,599,884
Macy’s, Inc.	355,900	8,217,731
		13,817,615
MULTI-UTILITIES — 0.7%
PG&E Corp.	161,200	7,321,704
OIL, GAS & CONSUMABLE FUELS — 10.3%
Apache Corp.	163,000	15,934,880
Chevron Corp.	425,300	34,470,565
ConocoPhillips	301,700	17,326,631
Devon Energy Corp.	88,400	5,723,016
Exxon Mobil Corp.	335,200	20,712,008
Occidental Petroleum Corp.	98,100	7,681,230
Valero Energy Corp.	320,000	5,603,200
		107,451,530
PAPER & FOREST PRODUCTS — 0.4%
International Paper Co.	196,800	4,280,400
PHARMACEUTICALS — 10.6%
Abbott Laboratories	187,300	9,784,552
Eli Lilly & Co.	101,700	3,715,101
Johnson & Johnson	519,800	32,206,808
Merck & Co., Inc.	740,800	27,268,848
Pfizer, Inc.	2,165,500	37,181,635
		110,156,944
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 1.0%
Applied Materials, Inc.	319,600	3,732,928
Intel Corp.	355,500	6,836,265
		10,569,193
SOFTWARE — 3.0%
Activision Blizzard, Inc.	313,400	3,390,988
Microsoft Corp.	798,400	19,552,816
Oracle Corp.	312,900	8,401,365
		31,345,169
SPECIALTY RETAIL — 0.4%
Best Buy Co., Inc.	107,900	4,405,557
TEXTILES, APPAREL & LUXURY GOODS — 0.6%
VF Corp.	73,700	5,971,174
TOBACCO — 1.3%
Altria Group, Inc.	455,200	10,933,904
Lorillard, Inc.	36,900	2,963,439
		13,897,343
TOTAL COMMON STOCKS (Cost $897,943,728)		1,009,978,371
Temporary Cash Investments — Segregated For Futures Contracts — 1.8%
Repurchase Agreement, Credit Suisse First Boston, Inc., (collateralized by various U.S. Treasury obligations, 3.375%, 11/15/19, valued at $19,244,659), in a joint trading account at 0.18%, dated 9/30/10, due 10/1/10 (Delivery value $18,870,094) (Cost $18,870,000)		18,870,000

13

Large Company Value

Shares	Value
Temporary Cash Investments — 0.8%
JPMorgan U.S. Treasury Plus Money Market Fund Agency Shares	40,369	$ 40,369
Repurchase Agreement, Credit Suisse First Boston, Inc., (collateralized by various U.S. Treasury obligations, 3.375%, 11/15/19, valued at $7,985,462), in a joint trading account at 0.18%, dated 9/30/10, due 10/1/10 (Delivery value $7,830,039)		7,830,000
TOTAL TEMPORARY CASH INVESTMENTS (Cost $7,870,369)		7,870,369
TOTAL INVESTMENT SECURITIES — 99.7% (Cost $924,684,097)		1,036,718,740
OTHER ASSETS AND LIABILITIES — 0.3%		3,120,136
TOTAL NET ASSETS — 100.0%		$1,039,838,876

Futures Contracts
Contracts Purchased	Expiration Date	Underlying Face Amount at Value	Unrealized Gain (Loss)
332 S&P 500 E-Mini Futures	December 2010	$18,869,220	$469,914

Notes to Schedule of Investments

(1)	Non-income producing.

See Notes to Financial Statements.

14

Statement of Assets and Liabilities

SEPTEMBER 30, 2010 (UNAUDITED)
Assets
Investment securities, at value (cost of $924,684,097)	$1,036,718,740
Deposits with broker for futures contracts	1,494,000
Receivable for investments sold	1,153,877
Receivable for capital shares sold	935,717
Dividends and interest receivable	1,643,802
1,041,946,136

Liabilities
Payable for capital shares redeemed	1,306,362
Payable for variation margin on futures contracts	69,720
Accrued management fees	690,173
Service fees (and distribution fees — A Class and R Class) payable	30,299
Distribution fees payable	10,706
2,107,260
Net Assets	$1,039,838,876

Net Assets Consist of:
Capital (par value and paid-in surplus)	$1,464,334,564
Accumulated net investment loss	(124,061)
Accumulated net realized loss on investment transactions	(536,876,184)
Net unrealized appreciation on investments	112,504,557
$1,039,838,876

	Net assets	Shares outstanding	Net asset value per share
Investor Class, $0.01 Par Value	$633,088,152	125,383,105	$5.05
Institutional Class, $0.01 Par Value	$273,427,406	54,128,510	$5.05
A Class, $0.01 Par Value	$101,452,700	20,100,416	$5.05	*
B Class, $0.01 Par Value	$4,845,951	956,842	$5.06
C Class, $0.01 Par Value	$12,440,423	2,463,820	$5.05
R Class, $0.01 Par Value	$14,584,244	2,887,340	$5.05

*Maximum offering price $5.36 (net asset value divided by 0.9425)

See Notes to Financial Statements.

15

Statement of Operations

FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2010 (UNAUDITED)
Investment Income (Loss)
Income:
Dividends	$ 14,384,451
Interest	26,761
14,411,212
Expenses:
Management fees	4,622,816
Distribution fees:
B Class	18,973
C Class	52,833
Service fees:
B Class	6,324
C Class	17,611
Distribution and service fees:
A Class	184,592
R Class	35,714
Directors’ fees and expenses	21,662
Other expenses	51,965
5,012,490
Net investment income (loss)	9,398,722

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	(31,895,280)
Futures contract transactions	140,295
(31,754,985)

Change in net unrealized appreciation (depreciation) on:
Investments	(29,622,609)
Futures contracts	236,873
(29,385,736)

Net realized and unrealized gain (loss)	(61,140,721)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(51,741,999)

See Notes to Financial Statements.

16

Statement of Changes in Net Assets

SIX MONTHS ENDED SEPTEMBER 30, 2010 (UNAUDITED) AND YEAR ENDED MARCH 31, 2010
Increase (Decrease) in Net Assets	September 30, 2010	March 31, 2010
Operations
Net investment income (loss)	$ 9,398,722	$ 23,038,476
Net realized gain (loss)	(31,754,985)	(69,095,601)
Change in net unrealized appreciation (depreciation)	(29,385,736)	500,264,203
Net increase (decrease) in net assets resulting from operations	(51,741,999)	454,207,078

Distributions to Shareholders
From net investment income:
Investor Class	(5,701,120)	(13,895,896)
Institutional Class	(2,683,991)	(5,761,662)
A Class	(991,453)	(3,184,128)
B Class	(16,613)	(49,293)
C Class	(45,009)	(153,902)
R Class	(84,597)	(183,617)
Decrease in net assets from distributions	(9,522,783)	(23,228,498)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions	(167,059,078)	(202,619,467)

Net increase (decrease) in net assets	(228,323,860)	228,359,113

Net Assets
Beginning of period	1,268,162,736	1,039,803,623
End of period	$1,039,838,876	$1,268,162,736

Accumulated net investment loss	$(124,061)	—

See Notes to Financial Statements.

17

Notes to Financial Statements

SEPTEMBER 30, 2010 (UNAUDITED)

1. Organization and Summary of Significant Accounting Policies

Organization — American Century Capital Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company and is organized as a Maryland corporation. Large Company Value Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified under the 1940 Act. The fund’s investment objective is to seek long-term capital growth. Income is a secondary objective. The fund pursues its objectives by investing primarily in companies with larger market capitalization that management believes to be undervalued at the time of purchase. The following is a summary of the fund’s significant accounting policies.

Multiple Class — The fund is authorized to issue the Investor Class, the Institutional Class, the A Class, the B Class, the C Class and the R Class. The A Class may incur an initial sales charge. The A Class, B Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Security Valuations — Securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official close price. Investments in open-end management investment companies are valued at the reported net asset value. Discount notes may be valued through a commercial pricing service or at amortized cost, which approximates fair value. Securities traded on foreign securities exchanges and over-the-counter markets are normally completed before the close of business on days that the New York Stock Exchange (the Exchange) is open and may also take place on days when the Exchange is not open. If an event occurs after the value of a security was established but before the net asset value per share was determined that was likely to materially change the net asset value, that security would be valued as determined in accordance with procedures adopted by the Board of Directors. If the fund determines that the market price of a portfolio security is not readily available, or that the valuation methods mentioned above do not reflect the security’s fair value, such security is valued as determined by the Board of Directors or its designee, in accordance with procedures adopted by the Board of Directors, if such determination would materially impact a fund’s net asset value. Certain other circumstances may cause the fund to use alternative procedures to value a security such as: a security has been declared in default; trading in a security has been halted during the trading day; or there is a foreign market holiday and no trading will commence.

Security Transactions — For financial reporting purposes, security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

18

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. The fund is no longer subject to examination by tax authorities for years prior to 2007. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Accordingly, no provision has been made for federal or state income taxes.

Distributions to Shareholders — Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

Use of Estimates — The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

19

2. Fees and Transactions with Related Parties

Management Fees — The corporation has entered into a Management Agreement (the Agreement) with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The Agreement provides that all expenses of managing and operating the fund, except brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of the specific class of shares of the fund and paid monthly in arrears. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that have very similar investment teams and investment strategies (strategy assets). The annual management fee schedule for the fund ranges from 0.70% to 0.90% for the Investor Class, A Class, B Class, C Class and R Class. The Institutional Class is 0.20% less at each point within the range. The effective annual management fee for each class for the six months ended September 30, 2010 was 0.86% for the Investor Class, A Class, B Class, C Class and R Class and 0.66% for the Institutional Class.

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, B Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay American Century Investment Services, Inc. (ACIS) an annual distribution and service fee of 0.25%. The plans provide that the B Class and C Class will each pay ACIS an annual distribution fee of 0.75% and service fee of 0.25%. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the six months ended September 30, 2010, are detailed in the Statement of Operations.

Related Parties — Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC), the parent of the corporation’s investment advisor, ACIM, the distributor of the corporation, ACIS, and the corporation’s transfer agent, American Century Services, LLC. Various funds in a series issued by American Century Asset Allocation Portfolios, Inc. (ACAAP) owns, in aggregate, 15% of the shares of the fund. ACAAP does not invest in the fund for the purpose of exercising management or control.

The fund is eligible to invest in a money market fund for temporary purposes, which is managed by J.P. Morgan Investment Management, Inc. (JPMIM). The fund has a Mutual Funds Services Agreement with J.P. Morgan Investor Services Co. (JPMIS) and a securities lending agreement with JPMorgan Chase Bank (JPMCB). JPMCB is a custodian of the fund. JPMIM, JPMIS and JPMCB are wholly owned subsidiaries of JPMorgan Chase & Co. (JPM). JPM is an equity investor in ACC.

3. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the six months ended September 30, 2010, were $279,027,225 and $444,060,264, respectively.

20

4. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Six months ended September 30, 2010		Year ended March 31, 2010
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	550,000,000		550,000,000
Sold	11,083,900	$ 54,738,375	31,999,754	$ 146,769,217
Issued in reinvestment of distributions	1,012,200	5,081,075	1,803,551	8,667,136
Redeemed	(36,842,807)	(174,597,665)	(40,133,547)	(188,017,635)
	(24,746,707)	(114,778,215)	(6,330,242)	(32,581,282)
Institutional Class/Shares Authorized	200,000,000		200,000,000
Sold	25,713,601	126,009,572	12,953,075	59,584,815
Issued in reinvestment of distributions	333,991	1,676,187	992,901	4,745,792
Redeemed	(18,297,367)	(91,862,386)	(43,176,588)	(195,513,472)
	7,750,225	35,823,373	(29,230,612)	(131,182,865)
A Class/Shares Authorized	100,000,000		150,000,000
Sold	2,043,280	10,174,817	8,288,328	38,063,429
Issued in reinvestment of distributions	135,881	681,968	403,887	1,922,104
Redeemed	(20,316,248)	(94,644,317)	(15,234,522)	(71,180,263)
	(18,137,087)	(83,787,532)	(6,542,307)	(31,194,730)
B Class/Shares Authorized	5,000,000		10,000,000
Sold	232	1,171	12,513	54,852
Issued in reinvestment of distributions	2,865	14,429	8,644	41,137
Redeemed	(122,996)	(623,399)	(392,323)	(1,813,191)
	(119,899)	(607,799)	(371,166)	(1,717,202)
C Class/Shares Authorized	20,000,000		20,000,000
Sold	95,047	478,733	289,450	1,380,883
Issued in reinvestment of distributions	3,661	18,381	11,872	56,197
Redeemed	(918,000)	(4,645,228)	(1,757,154)	(8,012,506)
	(819,292)	(4,148,114)	(1,455,832)	(6,575,426)
R Class/Shares Authorized	10,000,000		10,000,000
Sold	293,828	1,463,016	835,084	3,697,955
Issued in reinvestment of distributions	16,331	81,998	37,073	178,037
Redeemed	(225,650)	(1,105,805)	(702,319)	(3,243,954)
	84,509	439,209	169,838	632,038
Net increase (decrease)	(35,988,251)	$(167,059,078)	(43,760,321)	$(202,619,467)

21

5. Fair Value Measurements

The fund’s securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical securities;

•
Level 2 valuation inputs consist of significant direct or indirect observable market data (including quoted prices for similar securities, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.); or

•	Level 3 valuation inputs consist of significant unobservable inputs (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the valuation inputs used to determine the fair value of the fund’s securities and other financial instruments as of September 30, 2010. The Schedule of Investments provides additional details on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Investment Securities
Common Stocks	$1,009,978,371	—	—
Temporary Cash Investments	40,369	$26,700,000	—
Total Value of Investment Securities	$1,010,018,740	$26,700,000	—

Other Financial Instruments
Total Unrealized Gain (Loss) on Futures Contracts	$469,914	—	—

6. Derivative Instruments

Equity Price Risk — The fund is subject to equity price risk in the normal course of pursuing its investment objectives. A fund may enter into futures contracts based on an equity index in order to manage its exposure to changes in market conditions. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. The equity price risk derivative instruments held at period end as disclosed on the Schedule of Investments are indicative of the fund’s typical volume during the period.

22

The value of equity price risk derivative instruments as of September 30, 2010, is disclosed on the Statement of Assets and Liabilities as a liability of $69,720 in payable for variation margin on futures contracts. For the six months ended September 30, 2010, the effect of equity price risk derivative instruments on the Statement of Operations was $140,295 in net realized gain (loss) on futures contract transactions and $236,873 in change in net unrealized appreciation (depreciation) on futures contracts.

7. Interfund Lending

The fund, along with certain other funds in the American Century Investments family of funds, may participate in an interfund lending program, pursuant to an Exemptive Order issued by the Securities and Exchange Commission (SEC). This program provides an alternative credit facility allowing the fund to borrow from or lend to other funds in the American Century Investments family of funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. The interfund loan rate earned/paid on interfund lending transactions is determined daily based on the average of certain current market rates. Interfund lending transactions normally extend only overnight, but can have a maximum duration of seven days. The program is subject to annual approval by the Board of Directors. During the six months ended September 30, 2010, the fund did not utilize the program.

8. Federal Tax Information

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of September 30, 2010, the components of investments for federal income tax purposes were as follows:

Federal tax cost of investments	$958,622,547
Gross tax appreciation of investments	$146,273,648
Gross tax depreciation of investments	(68,177,455)
Net tax appreciation (depreciation) of investments	$78,096,193

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

As of March 31, 2010, the fund had accumulated capital losses of $(478,206,635), which represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations. Capital loss carryovers of $(176,129,535) and $(302,077,100) expire in 2017 and 2018, respectively.

The fund has elected to treat $(10,334,586) of net capital losses incurred in the five-month period ended March 31, 2010, as having been incurred in the following fiscal year for federal income tax purposes.

23

Financial Highlights
Large Company Value

Investor Class
For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
	2010(1)		2010	2009	2008	2007	2006
Per-Share Data
Net Asset Value, Beginning of Period	$5.24		$3.64	$6.48	$7.55	$6.72	$6.39
Income From Investment Operations
Net Investment Income (Loss)(2)	0.04		0.09	0.14	0.14	0.13	0.12
Net Realized and Unrealized Gain (Loss)	(0.19)		1.60	(2.76)	(0.85)	0.89	0.47
Total From Investment Operations	(0.15)		1.69	(2.62)	(0.71)	1.02	0.59
Distributions
From Net Investment Income	(0.04)		(0.09)	(0.14)	(0.15)	(0.13)	(0.11)
From Net Realized Gains	—		—	(0.08)	(0.21)	(0.06)	(0.15)
Total Distributions	(0.04)		(0.09)	(0.22)	(0.36)	(0.19)	(0.26)
Net Asset Value, End of Period	$5.05		$5.24	$3.64	$6.48	$7.55	$6.72

Total Return(3)	(2.82)%		46.68%	(41.07)%	(9.88)%	15.37%	9.44%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	0.87	%(4)	0.85%	0.83%	0.83%	0.83%	0.84%
Ratio of Net Investment Income (Loss) to Average Net Assets	1.66	%(4)	1.87%	2.57%	1.93%	1.86%	1.75%
Portfolio Turnover Rate	25%		25%	22%	18%	12%	16%
Net Assets, End of Period (in thousands)	$633,088		$786,992	$569,483	$1,251,631	$1,498,119	$1,112,858

(1)	Six months ended September 30, 2010 (unaudited).
(2)	Computed using average shares outstanding throughout the period.
(3)
Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. Total returns are calculated based on the net asset value of the last business day.

(4)	Annualized.

See Notes to Financial Statements.

24

Large Company Value

Institutional Class
For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
	2010(1)		2010	2009	2008	2007	2006
Per-Share Data
Net Asset Value, Beginning of Period	$5.24		$3.64	$6.48	$7.55	$6.72	$6.39
Income From Investment Operations
Net Investment Income (Loss)(2)	0.05		0.10	0.15	0.16	0.15	0.13
Net Realized and Unrealized Gain (Loss)	(0.19)		1.60	(2.76)	(0.86)	0.88	0.47
Total From Investment Operations	(0.14)		1.70	(2.61)	(0.70)	1.03	0.60
Distributions
From Net Investment Income	(0.05)		(0.10)	(0.15)	(0.16)	(0.14)	(0.12)
From Net Realized Gains	—		—	(0.08)	(0.21)	(0.06)	(0.15)
Total Distributions	(0.05)		(0.10)	(0.23)	(0.37)	(0.20)	(0.27)
Net Asset Value, End of Period	$5.05		$5.24	$3.64	$6.48	$7.55	$6.72

Total Return(3)	(2.72)%		46.97%	(40.95)%	(9.70)%	15.60%	9.65%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	0.67	%(4)	0.65%	0.63%	0.63%	0.63%	0.64%
Ratio of Net Investment Income (Loss) to Average Net Assets	1.86	%(4)	2.07%	2.77%	2.13%	2.06%	1.95%
Portfolio Turnover Rate	25%		25%	22%	18%	12%	16%
Net Assets, End of Period (in thousands)	$273,427		$243,190	$275,245	$540,297	$587,012	$527,109

(1)	Six months ended September 30, 2010 (unaudited).
(2)	Computed using average shares outstanding throughout the period.
(3)
Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. Total returns are calculated based on the net asset value of the last business day.

(4)	Annualized.

See Notes to Financial Statements.

25

Large Company Value

A Class(1)
For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
	2010(2)		2010	2009	2008	2007	2006
Per-Share Data
Net Asset Value, Beginning of Period	$5.24		$3.64	$6.47	$7.55	$6.72	$6.39
Income From Investment Operations
Net Investment Income (Loss)(3)	0.04		0.08	0.12	0.12	0.12	0.10
Net Realized and Unrealized Gain (Loss)	(0.19)		1.60	(2.74)	(0.86)	0.88	0.47
Total From Investment Operations	(0.15)		1.68	(2.62)	(0.74)	1.00	0.57
Distributions
From Net Investment Income	(0.04)		(0.08)	(0.13)	(0.13)	(0.11)	(0.09)
From Net Realized Gains	—		—	(0.08)	(0.21)	(0.06)	(0.15)
Total Distributions	(0.04)		(0.08)	(0.21)	(0.34)	(0.17)	(0.24)
Net Asset Value, End of Period	$5.05		$5.24	$3.64	$6.47	$7.55	$6.72

Total Return(4)	(2.94)%		46.31%	(41.12)%	(10.24)%	15.08%	9.17%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	1.12	%(5)	1.10%	1.08%	1.08%	1.08%	1.09%
Ratio of Net Investment Income (Loss) to Average Net Assets	1.41	%(5)	1.62%	2.32%	1.68%	1.61%	1.50%
Portfolio Turnover Rate	25%		25%	22%	18%	12%	16%
Net Assets, End of Period (in thousands)	$101,453		$200,408	$162,957	$373,078	$282,930	$184,601

(1)	Prior to September 4, 2007, the A Class was referred to as the Advisor Class.
(2)	Six months ended September 30, 2010 (unaudited).
(3)	Computed using average shares outstanding throughout the period.
(4)
Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges. Total returns for periods less than one year are not annualized. Total returns are calculated based on the net asset value of the last business day.

(5)	Annualized.

See Notes to Financial Statements.

26

Large Company Value

B Class
For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
	2010(1)		2010	2009	2008	2007	2006
Per-Share Data
Net Asset Value, Beginning of Period	$5.26		$3.65	$6.49	$7.57	$6.74	$6.41
Income From Investment Operations
Net Investment Income (Loss)(2)	0.02		0.04	0.08	0.07	0.06	0.05
Net Realized and Unrealized Gain (Loss)	(0.20)		1.61	(2.75)	(0.87)	0.89	0.47
Total From Investment Operations	(0.18)		1.65	(2.67)	(0.80)	0.95	0.52
Distributions
From Net Investment Income	(0.02)		(0.04)	(0.09)	(0.07)	(0.06)	(0.04)
From Net Realized Gains	—		—	(0.08)	(0.21)	(0.06)	(0.15)
Total Distributions	(0.02)		(0.04)	(0.17)	(0.28)	(0.12)	(0.19)
Net Asset Value, End of Period	$5.06		$5.26	$3.65	$6.49	$7.57	$6.74

Total Return(3)	(3.48)%		45.34%	(41.58)%	(10.88)%	14.18%	8.33%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	1.87	%(4)	1.85%	1.83%	1.83%	1.83%	1.84%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.66	%(4)	0.87%	1.57%	0.93%	0.86%	0.75%
Portfolio Turnover Rate	25%		25%	22%	18%	12%	16%
Net Assets, End of Period (in thousands)	$4,846		$5,662	$5,285	$12,965	$17,374	$15,954

(1)	Six months ended September 30, 2010 (unaudited).
(2)	Computed using average shares outstanding throughout the period.
(3)
Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges. Total returns for periods less than one year are not annualized. Total returns are calculated based on the net asset value of the last business day.

(4)	Annualized.

See Notes to Financial Statements.

27

Large Company Value

C Class
For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
	2010(1)		2010	2009	2008	2007	2006
Per-Share Data
Net Asset Value, Beginning of Period	$5.24		$3.64	$6.47	$7.55	$6.72	$6.39
Income From Investment Operations
Net Investment Income (Loss)(2)	0.02		0.04	0.08	0.07	0.06	0.05
Net Realized and Unrealized Gain (Loss)	(0.19)		1.60	(2.74)	(0.87)	0.89	0.47
Total From Investment Operations	(0.17)		1.64	(2.66)	(0.80)	0.95	0.52
Distributions
From Net Investment Income	(0.02)		(0.04)	(0.09)	(0.07)	(0.06)	(0.04)
From Net Realized Gains	—		—	(0.08)	(0.21)	(0.06)	(0.15)
Total Distributions	(0.02)		(0.04)	(0.17)	(0.28)	(0.12)	(0.19)
Net Asset Value, End of Period	$5.05		$5.24	$3.64	$6.47	$7.55	$6.72

Total Return(3)	(3.30)%		45.19%	(41.56)%	(10.91)%	14.22%	8.35%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	1.87	%(4)	1.85%	1.83%	1.83%	1.83%	1.84%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.66	%(4)	0.87%	1.57%	0.93%	0.86%	0.75%
Portfolio Turnover Rate	25%		25%	22%	18%	12%	16%
Net Assets, End of Period (in thousands)	$12,440		$17,211	$17,246	$51,775	$71,792	$61,682

(1)	Six months ended September 30, 2010 (unaudited).
(2)	Computed using average shares outstanding throughout the period.
(3)
Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges. Total returns for periods less than one year are not annualized. Total returns are calculated based on the net asset value of the last business day.

(4)	Annualized.

See Notes to Financial Statements.

28

Large Company Value

R Class
For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
	2010(1)		2010	2009	2008	2007	2006
Per-Share Data
Net Asset Value, Beginning of Period	$5.24		$3.64	$6.48	$7.56	$6.72	$6.39
Income From Investment Operations
Net Investment Income (Loss)(2)	0.03		0.06	0.11	0.11	0.10	0.09
Net Realized and Unrealized Gain (Loss)	(0.19)		1.61	(2.76)	(0.87)	0.89	0.47
Total From Investment Operations	(0.16)		1.67	(2.65)	(0.76)	0.99	0.56
Distributions
From Net Investment Income	(0.03)		(0.07)	(0.11)	(0.11)	(0.09)	(0.08)
From Net Realized Gains	—		—	(0.08)	(0.21)	(0.06)	(0.15)
Total Distributions	(0.03)		(0.07)	(0.19)	(0.32)	(0.15)	(0.23)
Net Asset Value, End of Period	$5.05		$5.24	$3.64	$6.48	$7.56	$6.72

Total Return(3)	(3.06)%		45.93%	(41.36)%	(10.45)%	14.95%	8.90%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	1.37	%(4)	1.35%	1.33%	1.33%	1.33%	1.34%
Ratio of Net Investment Income (Loss) to Average Net Assets	1.16	%(4)	1.37%	2.07%	1.43%	1.36%	1.25%
Portfolio Turnover Rate	25%		25%	22%	18%	12%	16%
Net Assets, End of Period (in thousands)	$14,584		$14,699	$9,587	$16,675	$17,765	$10,984

(1)	Six months ended September 30, 2010 (unaudited).
(2)	Computed using average shares outstanding throughout the period.
(3)
Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. Total returns are calculated based on the net asset value of the last business day.

(4)	Annualized.

See Notes to Financial Statements.

29

Proxy Voting Results

A special meeting of shareholders was held on June 16, 2010 and June 30, 2010, to vote on the following proposals. Each proposal received the required number of votes and was adopted. A summary of voting results is listed below each proposal.

Proposal 1:

To elect one Director to the Board of Directors of American Century Capital Portfolios, Inc. (the proposal was voted on by all shareholders of funds issued by American Century Capital Portfolios, Inc.):

John R. Whitten	For:	8,909,100,602
	Withhold:	464,054,213
	Abstain:	0
	Broker Non-Vote:	0

The other directors whose term of office continued after the meeting include Jonathan S. Thomas, Thomas A. Brown, Andrea C. Hall, James A. Olson, Donald H. Pratt, and M. Jeannine Strandjord.

Proposal 2:

To approve a management agreement between the fund and American Century Investment Management, Inc.:

Investor, A, B, C and R Classes	For:	678,985,495
	Against:	7,344,655
	Abstain:	12,256,409
	Broker Non-Vote:	101,612,619

Institutional Class	For:	126,610,337
	Against:	898,087
	Abstain:	315,312
	Broker Non-Vote:	17,391,554

Proposal 3:

To approve an amendment to the Articles of Incorporation to limit certain director liability to the extent permitted by Maryland law (the proposal was voted on by all shareholders of funds issued by American Century Capital Portfolios, Inc.):

For:	7,171,505,354
Against:	434,482,700
Abstain:	468,352,741
Broker Non-Vote:	1,298,814,021

30

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs, or 403(b), 457 and qualified plans are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

Proxy Voting Guidelines

American Century Investment Management, Inc., the fund’s investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

31

Index Definitions

The following indices are used to illustrate investment market, sector, or style performance or to serve as fund performance comparisons. They are not investment products available for purchase.

The Russell 1000® Index is a market-capitalization weighted, large-cap index created by Frank Russell Company to measure the performance of the 1,000 largest publicly traded U.S. companies, based on total market capitalization.

The Russell 1000® Growth Index measures the performance of those Russell 1000 Index companies (the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The Russell 1000® Value Index measures the performance of those Russell 1000 Index companies (the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The Russell 2000® Index is a market-capitalization weighted index created by Frank Russell Company to measure the performance of the 2,000 smallest of the 3,000 largest publicly traded U.S. companies, based on total market capitalization.

The Russell 2000® Growth Index measures the performance of those Russell 2000 Index companies (the 2,000 smallest of the 3,000 largest publicly traded U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The Russell 2000® Value Index measures the performance of those Russell 2000 Index companies (the 2,000 smallest of the 3,000 largest publicly traded U.S. companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The Russell Midcap® Index measures the performance of the 800 smallest of the 1,000 largest publicly traded U.S. companies, based on total market capitalization.

The Russell Midcap® Growth Index measures the performance of those Russell Midcap Index companies (the 800 smallest of the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The Russell Midcap® Value Index measures the performance of those Russell Midcap Index companies (the 800 smallest of the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The S&P 500 Index is a market value-weighted index of the stocks of 500 publicly traded U.S. companies chosen for market size, liquidity, and industry group representation that are considered to be leading firms in dominant industries. Each stock’s weight in the index is proportionate to its market value. Created by Standard & Poor’s, it is considered to be a broad measure of U.S. stock market performance.

32

Contact Us

americancentury.com

Automated Information Line	1-800-345-8765

Investor Services Representative	1-800-345-2021 or 816-531-5575

Investors Using Advisors	1-800-378-9878

Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533

Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488

Telecommunications Device for the Deaf	1-800-634-4113

American Century Capital Portfolios, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri
This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

American Century Investment Services, Inc., Distributor

©2010 American Century Proprietary Holdings, Inc. All rights reserved.

1011
CL-SAN-69820

Semiannual Report September 30, 2010

American Century Investments®
Mid Cap Value Fund

President’s Letter	2
Independent Chairman’s Letter	3
Market Perspective	4
U.S. Stock Index Returns	4

Mid Cap Value

Performance	5
Portfolio Commentary	7
Top Ten Holdings	9
Top Five Industries	9
Types of Investments in Portfolio	9

Shareholder Fee Example	10

Financial Statements

Schedule of Investments	12
Statement of Assets and Liabilities	15
Statement of Operations	16
Statement of Changes in Net Assets	17
Notes to Financial Statements	18
Financial Highlights	24

Other Information

Proxy Voting Results	29
Additional Information	30
Index Definitions	31

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

   Jonathan Thomas

Dear Investor:

To learn more about the capital markets, your investment, and the portfolio management strategies American Century Investments provides, we encourage you to review this shareholder report for the financial reporting period ended September 30, 2010.

On the following pages, you will find investment performance and portfolio information, presented with the expert perspective and commentary of our portfolio management team. This report remains one of our most important vehicles for conveying the information you need about your investment performance, and about the market factors and strategies that affect fund returns. For additional information on the markets, we encourage you to visit the “Insights & News” tab at our Web site, americancentury.com, for updates and further expert commentary.

The top of our Web site’s home page also provides a link to “Our Story,” which, first and foremost, outlines our commitment—since 1958—to helping clients reach their financial goals. We believe strongly that we will only be successful when our clients are successful. That’s who we are.

Another important, unique facet of our story and who we are is “Profits with a Purpose,” which describes our bond with the Stowers Institute for Medical Research (SIMR). SIMR is a world-class biomedical organization—founded by our company founder James E. Stowers, Jr. and his wife Virginia—that is dedicated to researching the causes, treatment, and prevention of gene-based diseases, including cancer. Through American Century Investments’ private ownership structure, more than 40% of our profits support SIMR.

Mr. Stowers’ example of achieving financial success and using that platform to help humanity motivates our entire American Century Investments team. His story inspires us to help each of our clients achieve success. Thank you for sharing your financial journey with us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Independent Chairman’s Letter

   Don Pratt

Dear Fellow Shareholders,

As regulators and the markets continue to sort out the events of the credit crisis, a consistent theme has been that financial services firms should re-examine their risk management practices. Risk management has been a regular part of American Century Investments’ activities for many years. However, recently American Century and your mutual fund board have been spending additional time focusing on our risk oversight processes.

The board’s efforts are now organized around three categories of risk: investment risk, operational risk, and enterprise risk. This approach has facilitated a realignment of many risk oversight tasks that the board has historically conducted. Investment risk tasks include a review of portfolio risk, monitoring the use of derivatives, and performance assessment. Operational risk focuses on compliance, valuation, shareholder services, and trading activities. Enterprise risk addresses the financial condition of the advisor, human resource development, and reputational risks. Risk oversight tasks are addressed in every quarterly board meeting, and a review of the advisor’s entire risk management program is undertaken annually. We acknowledge and support the approach that American Century Investments takes to its risk management responsibilities. While the board has refocused its efforts in this important oversight area, we recognize that risk oversight is a journey and we expect to continue to improve our processes.

Our September quarterly board meeting was held in the New York offices of American Century Investments. This gave the directors an opportunity to meet with the portfolio management teams for each of the global and international funds overseen by the board. Each team uses sophisticated investment tools and daily risk analysis in managing client assets. We also were impressed with the “bench strength” that has been developed under the leadership of the Global and Non-U.S. Equity CIO Mark Kopinski. These face-to-face meetings provide an opportunity for the directors—working on behalf of shareholders—to validate the advisor’s efforts and the investment management approach being followed.

I thank you for your continued confidence in American Century during this turbulent time in the economy and investment markets. If you have thoughts or questions you would like to share with the board send them to me at dhpratt@fundboardchair.com.

Best regards,

Don Pratt

3

Market Perspective

By Phil Davidson, Chief Investment Officer, U.S. Value Equity

Mixed Results for U.S. Stocks

U.S. stocks were mixed but generally lower for the six months ended September 30, 2010, as market volatility increased notably. The key factor driving this volatility was increased uncertainty regarding the U.S. economic recovery, which appeared to wane following the robust growth rate it experienced in the last half of 2009.

Evidence of slowing economic activity during the six-month period included a slowdown in the manufacturing sector, further deterioration in the housing market, persistently high unemployment, and a decline in retail sales. In addition, sovereign debt problems in Europe also led to concerns about the impact of a potential fiscal crisis on global economic growth. The combination sent stocks into a tailspin in the second quarter of 2010.

The equity market rebounded in the third quarter, with the bulk of the rally occurring in September—the highest monthly return for stocks since April 2009. The Federal Reserve indicated that it would reinstate the quantitative easing measures used to stimulate economic growth in 2009, and the market rallied in the hope that these efforts would resuscitate the economic recovery. Despite a strong finish, the broad equity indices fell slightly for the six months, although mid- and small-cap issues posted modestly positive results (see the table below).

Value Stocks Lagged

Value stocks underperformed their growth-oriented counterparts across all market capitalizations during the six-month period. The primary reason was the lagging performance of the financial sector, which is the largest component in most value indices. Financial companies continued to struggle with high unemployment, continued weakness in the housing market, growing loan delinquencies and defaults, and uncertainty regarding the impact of recent financial reform legislation.

On the positive side, the recent trend of rising dividend payouts remained supportive for value stocks. The growth in dividends reflected both a significant recovery in corporate earnings (excluding financials) over the past year and increasingly healthy balance sheets. The question going forward is whether companies can sustain this level of profitability and financial strength in a slow-growth economic environment.

U.S. Stock Index Returns
For the six months ended September 30, 2010*
Russell 1000 Index (Large-Cap)	–1.21%	Russell 2000 Index (Small-Cap)	0.25%
Russell 1000 Growth Index	–0.27%	Russell 2000 Growth Index	2.43%
Russell 1000 Value Index	–2.14%	Russell 2000 Value Index	–1.90%
Russell Midcap Index	2.12%	*Total returns for periods less than one year are not annualized.
Russell Midcap Growth Index	2.95%
Russell Midcap Value Index	1.40%

4

Performance
Mid Cap Value

Total Returns as of September 30, 2010
				Average Annual Returns
	Ticker Symbol	6 months(1)	1 year	5 years	Since Inception	Inception Date
Investor Class	ACMVX	1.09%	15.68%	5.33%	7.56%	3/31/04
Russell Midcap Value Index	—	1.40%	16.93%	1.97%	5.76%	—
Institutional Class	AVUAX	1.28%	16.02%	5.56%	8.06%	8/2/04
A Class(2) No sales charge* With sales charge*	ACLAX	0.96% -4.87%	15.39% 8.78%	5.07% 3.84%	6.06% 4.97%	1/13/05
C Class No sales charge* With sales charge*	ACCLX	0.67% -0.32%	— —	— —	4.80%(1) 3.80%(1)	3/1/10
R Class	AMVRX	0.84%	15.10%	4.81%	4.12%	7/29/05

*
Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge for equity funds and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1)	Total returns for periods less than one year are not annualized.
(2)	Prior to March 1, 2010, the A Class was referred to as the Advisor Class and did not have a front-end sales charge. Performance prior to that date has been adjusted to reflect this charge.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index does not.

5

Mid Cap Value

Growth of $10,000 Over Life of Class
$10,000 investment made March 31, 2004

*From 3/31/04, the Investor Class’s inception date. Not annualized.

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	A Class	C Class	R Class
1.01%	0.81%	1.26%	2.01%	1.51%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index does not.

6

Portfolio Commentary
Mid Cap Value

Portfolio Managers: Kevin Toney, Michael Liss, and Phil Davidson

Performance Summary

Mid Cap Value returned 1.09%* for the six months ended September 30, 2010. By comparison, the average return for Morningstar’s Mid Cap Value category** (its performance, like Mid Cap Value’s, reflects operating expenses) was 0.04%. The fund’s benchmark, the Russell Midcap Value Index, was up 1.40%. Its returns do not include operating expenses.

Stocks suffered steep declines during the first three months of the reporting period as investors, unsettled by the debt crisis in Europe and softer-than-expected U.S. economic news, fled into defensive investments such as U.S. Treasuries and utilities. However, in spite of continued economic uncertainty, stock prices rose once the turmoil in Europe moderated. Counter-intuitively, both higher-risk and higher-yielding securities outperformed. Higher-risk stocks were in favor as fears of a double-dip recession eased, while investors continued to favor higher-yielding securities because of very low interest rates. In this environment, Mid Cap Value’s investment approach, which emphasizes higher-quality businesses with sound balance sheets, provided positive absolute results. On a relative basis, the portfolio was hampered by its investments in the financials, health care, and energy sectors. Its positions in the industrials and materials sectors enhanced performance.

We carefully manage this portfolio for long-term results. Since its inception on March 31, 2004, Mid Cap Value has produced an average annual return of 7.56%, topping the returns for that period for Morningstar’s Mid Cap Value category average and the Russell Midcap Value Index (see the performance information on pages 5-6 and the footnotes below).

Financials Dampened Performance

The financials sector was a source of relative weakness. Mid Cap Value was underweight real estate investment trusts (REITs), a segment that outperformed for the benchmark. For some time, we have been concerned about this segment’s operating trends, financial leverage, access to funding, and valuation.

In the capital markets segment, the portfolio’s mix of stocks hampered performance versus the benchmark. Two notable detractors were Northern Trust Corp. and State Street Corp. Both were negatively impacted by expectations of a prolonged period of historically low interest rates. Shares of State Street also declined on concerns about the diminished profitability of the company’s securities lending and foreign exchange businesses as well as potential litigation surrounding its foreign exchange business.

*	All fund returns referenced in this commentary are for Investor Class shares. Total returns for periods less than one year are not annualized.

**
The average returns for Morningstar’s Mid Cap Value category were 14.08% and 1.79% for the one-year and five-year periods ended September 30, 2010, respectively, and 4.43% since March 31, 2004, the Investor Class’s inception. © Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

7

Mid Cap Value

Health Care and Energy Detracted

Security selection in health care, the weakest performing sector in the benchmark, hindered relative results. Mid Cap Value owned Zimmer Holdings, a maker of orthopedic reconstructive implants, which is not represented in the benchmark. As a result of the recession, Zimmer faces softening demand and potential pricing pressure for its products. Although health care reform has increased uncertainty for investors, we do not expect the legislation to have significant impact on the company.

In the energy sector, a position in EQT Corp. dampened results. A low-cost natural gas producer, EQT reported significant success with two of its experimental shale wells. We believe weak natural gas prices have temporarily pushed down the company’s share price.

Industrials Contributed Positively

Security selection in the industrials sector was advantageous. The portfolio benefited from a position in Republic Services. Waste management companies weathered the recession well due to their stable business models and strong cash flow generation. Republic Services has also successfully cut costs as part of its merger with Allied Waste Industries, and its disciplined pricing strategy coupled with a nascent recovery in business volume has boosted the profits of this well-run company.

Another notable performer was Hubbell, which manufactures electrical products. The company reported much better-than-anticipated second-quarter results. Revenue improved due to strengthening end market demand, and profit margins rose on solid productivity gains.

Materials Added to Results

In the materials sector, Mid Cap Value benefited from its focus on high-quality, stable businesses. A top contributor was Newmont Mining Corp. Newmont’s new management team continues to execute well on its strategic and operating plan. In addition, as gold prices rose during the period, the company’s profitability increased.

The portfolio also held Bemis Co., a major producer of flexible packaging, primarily for the food industry. Despite higher raw-material costs, Bemis has improved its margins and operating performance. Its acquisition of rival Alcan Packaging Food Americas is also expected to enhance growth.

Outlook

We continue to follow our disciplined, bottom-up process, selecting companies one at a time for the portfolio. As of September 30, 2010, we see opportunities in industrials, health care, and consumer discretionary stocks, reflected by overweight positions in these sectors, relative to the benchmark. Our fundamental analysis and valuation work are also directing us toward smaller relative weightings in financials, utilities, consumer staples, and materials stocks.

8

Mid Cap Value

Top Ten Holdings
% of net assets as of 9/30/10
Republic Services, Inc.	3.2%
Imperial Oil Ltd.	2.6%
Northern Trust Corp.	2.4%
Lowe’s Cos., Inc.	2.4%
Aon Corp.	2.1%
ConAgra Foods, Inc.	2.0%
Zimmer Holdings, Inc.	1.9%
EQT Corp.	1.8%
Marsh & McLennan Cos., Inc.	1.8%
NV Energy, Inc.	1.6%

Top Five Industries
% of net assets as of 9/30/10
Insurance	11.1%
Oil, Gas & Consumable Fuels	8.5%
Electric Utilities	5.6%
Commercial Services & Supplies	5.5%
Health Care Equipment & Supplies	5.1%

Types of Investments in Portfolio
% of net assets as of 9/30/10
Domestic Common Stocks	91.4%
Foreign Common Stocks*	5.8%
Total Common Stocks	97.2%
Temporary Cash Investments	3.5%
Other Assets and Liabilities	(0.7)%

*Includes depositary shares, dual listed securities and foreign ordinary shares

9

Shareholder Fee Example (Unaudited)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from April 1, 2010 to September 30, 2010.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. We will not charge the fee as long as you choose to manage your accounts exclusively online. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

10

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 4/1/10	Ending Account Value 9/30/10	Expenses Paid During Period* 4/1/10 - 9/30/10	Annualized Expense Ratio*
Actual
Investor Class	$1,000	$1,010.90	$5.09	1.01%
Institutional Class	$1,000	$1,012.80	$4.09	0.81%
A Class	$1,000	$1,009.60	$6.35	1.26%
C Class	$1,000	$1,006.70	$10.11	2.01%
R Class	$1,000	$1,008.40	$7.60	1.51%
Hypothetical
Investor Class	$1,000	$1,020.00	$5.11	1.01%
Institutional Class	$1,000	$1,021.01	$4.10	0.81%
A Class	$1,000	$1,018.75	$6.38	1.26%
C Class	$1,000	$1,014.99	$10.15	2.01%
R Class	$1,000	$1,017.50	$7.64	1.51%

*Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 183, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

11

Schedule of Investments
Mid Cap Value

SEPTEMBER 30, 2010 (UNAUDITED)

	Shares	Value
Common Stocks — 97.2%
AEROSPACE & DEFENSE — 0.6%
ITT Corp.	119,000	$5,572,770
AIRLINES — 0.2%
Southwest Airlines Co.	125,300	1,637,671
BEVERAGES(1)
Coca-Cola Enterprises, Inc.	5,700	176,700
CAPITAL MARKETS — 4.4%
Ameriprise Financial, Inc.	102,901	4,870,304
Charles Schwab Corp. (The)	266,800	3,708,520
Invesco Ltd.	145,500	3,088,965
Northern Trust Corp.	439,500	21,201,480
State Street Corp.	134,100	5,050,206
T. Rowe Price Group, Inc.	17,300	866,125
		38,785,600
CHEMICALS — 0.8%
Minerals Technologies, Inc.	115,001	6,775,859
COMMERCIAL BANKS — 3.2%
Comerica, Inc.	362,728	13,475,345
Commerce Bancshares, Inc.	234,449	8,812,938
SunTrust Banks, Inc.	242,000	6,250,860
		28,539,143
COMMERCIAL SERVICES & SUPPLIES — 5.5%
Cintas Corp.	183,400	5,052,670
Pitney Bowes, Inc.	266,800	5,704,184
Republic Services, Inc.	929,498	28,340,394
Waste Management, Inc.	267,144	9,547,727
		48,644,975
COMMUNICATIONS EQUIPMENT — 0.7%
Emulex Corp.(2)	596,900	6,231,636
COMPUTERS & PERIPHERALS(1)
Diebold, Inc.	14,251	443,064
CONSTRUCTION MATERIALS — 0.6%
Vulcan Materials Co.	138,400	5,109,728
CONTAINERS & PACKAGING — 1.2%
Bemis Co., Inc.	322,806	10,249,090
DISTRIBUTORS — 0.7%
Genuine Parts Co.	131,594	5,867,776
DIVERSIFIED — 1.5%
iShares Russell Midcap Value Index Fund	339,400	13,701,578
DIVERSIFIED TELECOMMUNICATION SERVICES — 2.0%
Consolidated Communications Holdings, Inc.	225,900	4,217,553
Qwest Communications International, Inc.	1,425,300	8,936,631
Windstream Corp.	353,237	4,341,283
		17,495,467
ELECTRIC UTILITIES — 5.6%
American Electric Power Co., Inc.	148,855	5,393,017
Great Plains Energy, Inc.	218,959	4,138,325
IDACORP, Inc.	56,268	2,021,147
Northeast Utilities	238,783	7,060,813
NV Energy, Inc.	1,092,600	14,367,690
Portland General Electric Co.	300,036	6,084,730
Westar Energy, Inc.	441,641	10,700,961
		49,766,683
ELECTRICAL EQUIPMENT — 3.5%
Emerson Electric Co.	67,200	3,538,752
Hubbell, Inc., Class B	279,235	14,171,176
Thomas & Betts Corp.(2)	299,000	12,264,980
Woodward Governor Co.	38,400	1,244,928
		31,219,836
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS — 0.9%
Molex, Inc.	364,384	7,626,557
ENERGY EQUIPMENT & SERVICES — 0.9%
Baker Hughes, Inc.	186,000	7,923,600
FOOD PRODUCTS — 4.1%
ConAgra Foods, Inc.	798,190	17,512,289
H.J. Heinz Co.	248,500	11,771,445
Kellogg Co.	130,700	6,601,657
		35,885,391
GAS UTILITIES — 0.7%
AGL Resources, Inc.	57,300	2,198,028
Southwest Gas Corp.	110,103	3,698,360
		5,896,388
HEALTH CARE EQUIPMENT & SUPPLIES — 5.1%
Beckman Coulter, Inc.	266,456	13,000,388
Boston Scientific Corp.(2)	665,500	4,079,515
CareFusion Corp.(2)	184,361	4,579,527
Covidien plc	111,900	4,497,261
Symmetry Medical, Inc.(2)	208,571	2,010,625
Zimmer Holdings, Inc.(2)	325,000	17,007,250
		45,174,566

12

Mid Cap Value

Shares	Value
HEALTH CARE PROVIDERS & SERVICES — 2.1%
LifePoint Hospitals, Inc.(2)	254,100	$8,908,746
Patterson Cos., Inc.	207,000	5,930,550
Select Medical Holdings Corp.(2)	432,378	3,329,311
		18,168,607
HOTELS, RESTAURANTS & LEISURE — 2.5%
CEC Entertainment, Inc.(2)	348,500	11,964,005
International Speedway Corp., Class A	245,807	5,997,691
Speedway Motorsports, Inc.	291,543	4,571,394
		22,533,090
HOUSEHOLD DURABLES — 1.9%
Fortune Brands, Inc.	148,800	7,325,424
Toll Brothers, Inc.(2)	324,700	6,175,794
Whirlpool Corp.	44,400	3,594,624
		17,095,842
HOUSEHOLD PRODUCTS — 1.8%
Clorox Co.	38,800	2,590,288
Kimberly-Clark Corp.	207,523	13,499,371
		16,089,659
INDUSTRIAL CONGLOMERATES — 0.7%
Tyco International Ltd.	176,900	6,497,537
INSURANCE — 11.1%
ACE Ltd.	191,100	11,131,575
Allstate Corp. (The)	210,100	6,628,655
Aon Corp.	474,900	18,573,339
Chubb Corp. (The)	134,600	7,670,854
Hartford Financial Services Group, Inc. (The)	18,936	434,581
HCC Insurance Holdings, Inc.	444,060	11,585,525
Marsh & McLennan Cos., Inc.	657,327	15,854,727
Symetra Financial Corp.	640,878	6,703,584
Transatlantic Holdings, Inc.	193,558	9,836,618
Travelers Cos., Inc. (The)	191,700	9,987,570
		98,407,028
IT SERVICES — 1.3%
Accenture plc, Class A	117,100	4,975,579
Automatic Data Processing, Inc.	89,700	3,770,091
Paychex, Inc.	110,500	3,037,645
		11,783,315
LEISURE EQUIPMENT & PRODUCTS — 0.3%
Mattel, Inc.	126,000	2,955,960
MACHINERY — 3.1%
Altra Holdings, Inc.(2)	406,030	5,980,822
Harsco Corp.	219,700	5,400,226
Kaydon Corp.	392,456	13,578,977
Robbins & Myers, Inc.	85,800	2,297,724
		27,257,749
MEDIA — 1.1%
Omnicom Group, Inc.	169,300	6,683,964
Scholastic Corp.	98,700	2,745,834
		9,429,798
METALS & MINING — 0.9%
Newmont Mining Corp.	122,538	7,696,612
MULTI-UTILITIES — 4.1%
Consolidated Edison, Inc.	85,600	4,127,632
PG&E Corp.	310,100	14,084,742
Wisconsin Energy Corp.	104,000	6,011,200
Xcel Energy, Inc.	527,268	12,111,346
		36,334,920
OIL, GAS & CONSUMABLE FUELS — 8.5%
Apache Corp.	32,349	3,162,438
Devon Energy Corp.	171,800	11,122,332
EQT Corp.	447,357	16,131,693
Imperial Oil Ltd.	610,800	23,146,168
Murphy Oil Corp.	140,900	8,724,528
Noble Energy, Inc.	73,300	5,504,097
Ultra Petroleum Corp.(2)	125,900	5,285,282
Williams Partners LP	41,400	1,755,360
		74,831,898
PAPER & FOREST PRODUCTS — 0.5%
MeadWestvaco Corp.	190,300	4,639,514
REAL ESTATE INVESTMENT TRUSTS (REITs) — 4.6%
Annaly Capital Management, Inc.	236,226	4,157,578
Boston Properties, Inc.	22,299	1,853,493
Government Properties Income Trust	336,198	8,976,487
HCP, Inc.	45,694	1,644,070
Host Hotels & Resorts, Inc.	287,369	4,161,103
Piedmont Office Realty Trust, Inc., Class A	594,862	11,248,840
Weyerhaeuser Co.	533,771	8,412,231
		40,453,802
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 2.8%
Applied Materials, Inc.	1,160,900	13,559,312
KLA-Tencor Corp.	143,100	5,041,413
Teradyne, Inc.(2)	439,300	4,893,802
Verigy Ltd.(2)	140,300	1,140,639
		24,635,166

13

Mid Cap Value

Shares	Value
SOFTWARE — 0.5%
Cadence Design Systems, Inc.(2)	476,400	$3,634,932
Synopsys, Inc.(2)	35,700	884,289
		4,519,221
SPECIALTY RETAIL — 4.8%
Best Buy Co., Inc.	121,400	4,956,762
Lowe’s Cos., Inc.	948,000	21,130,920
PetSmart, Inc.	200,200	7,007,000
Staples, Inc.	426,100	8,914,012
		42,008,694
THRIFTS & MORTGAGE FINANCE — 1.9%
Hudson City Bancorp., Inc.	533,000	6,534,580
People’s United Financial, Inc.	797,889	10,444,367
		16,978,947
TRADING COMPANIES & DISTRIBUTORS — 0.5%
Beacon Roofing Supply, Inc.(2)	308,800	4,499,216
TOTAL COMMON STOCKS (Cost $796,651,780)		859,540,653
Temporary Cash Investments — 3.5%
JPMorgan U.S. Treasury Plus Money Market Fund Agency Shares	24,963	$24,963
Repurchase Agreement, Credit Suisse First Boston, Inc., (collateralized by various U.S. Treasury obligations, 3.375%, 11/15/19, valued at $31,309,540), in a joint trading account at 0.18%, dated 9/30/10, due 10/1/10 (Delivery value $30,700,154)		30,700,000
TOTAL TEMPORARY CASH INVESTMENTS (Cost $30,724,963)		30,724,963
TOTAL INVESTMENT SECURITIES — 100.7%(Cost $827,376,743)		890,265,616
OTHER ASSETS AND LIABILITIES — (0.7)%		(6,567,816)
TOTAL NET ASSETS — 100.0%		$883,697,800

Forward Foreign Currency Exchange Contracts
Contracts to Sell	Counter Party	Settlement Date	Value	Unrealized Gain (Loss)
18,655,940 CAD for USD	Bank of America	10/29/10	$18,123,121	$(118,759)

(Value on Settlement Date $18,004,362)

Notes to Schedule of Investments

CAD = Canadian Dollar
USD = United States Dollar

(1)	Industry is less than 0.05% of total net assets.
(2)	Non-income producing.

See Notes to Financial Statements.

14

Statement of Assets and Liabilities

SEPTEMBER 30, 2010 (UNAUDITED)
Assets
Investment securities, at value (cost of $827,376,743)	$890,265,616
Receivable for investments sold	6,318,806
Receivable for capital shares sold	4,375,202
Dividends and interest receivable	2,037,001
902,996,625

Liabilities
Payable for investments purchased	14,086,761
Payable for capital shares redeemed	4,387,379
Payable for forward foreign currency exchange contracts	118,759
Accrued management fees	675,360
Service fees (and distribution fees – A Class and R Class) payable	29,949
Distribution fees payable	617
19,298,825
Net Assets	$883,697,800

Net Assets Consist of:
Capital (par value and paid-in surplus)	$863,889,018
Undistributed net investment income	614,520
Accumulated net realized loss on investment and foreign currency transactions	(43,576,597)
Net unrealized appreciation on investments and translation of assets and liabilities in foreign currencies	62,770,859
$883,697,800

	Net assets	Shares outstanding	Net asset value per share
Investor Class, $0.01 Par Value	$638,837,097	56,167,942	$11.37
Institutional Class, $0.01 Par Value	$114,947,179	10,104,276	$11.38
A Class, $0.01 Par Value	$107,125,865	9,418,497	$11.37*
C Class, $0.01 Par Value	$1,158,327	101,740	$11.39
R Class, $0.01 Par Value	$21,629,332	1,901,541	$11.37

*Maximum offering price $12.06 (net asset value divided by 0.9425)

See Notes to Financial Statements.

15

Statement of Operations

FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2010 (UNAUDITED)
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $25,728)	$15,252,855
Interest	11,186
15,264,041
Expenses:
Management fees	3,617,106
Distribution fees — C Class	2,113
Service fees — C Class	704
Distribution and service fees:
A Class	110,181
R Class	46,095
Directors’ fees and expenses	12,667
Other expenses	43,900
3,832,766
Net investment income (loss)	11,431,275

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	24,798,098
Foreign currency transactions	432,559
25,230,657

Change in net unrealized appreciation (depreciation) on:
Investments	(21,054,124)
Translation of assets and liabilities in foreign currencies	(76,911)
(21,131,035)

Net realized and unrealized gain (loss)	4,099,622

Net Increase (Decrease) in Net Assets Resulting from Operations	$15,530,897

See Notes to Financial Statements.

16

Statement of Changes in Net Assets

SIX MONTHS ENDED SEPTEMBER 30, 2010 (UNAUDITED) AND YEAR ENDED MARCH 31, 2010
Increase (Decrease) in Net Assets	September 30, 2010	March 31, 2010
Operations
Net investment income (loss)	$11,431,275	$7,479,824
Net realized gain (loss)	25,230,657	46,250,158
Change in net unrealized appreciation (depreciation)	(21,131,035)	121,366,633
Net increase (decrease) in net assets resulting from operations	15,530,897	175,096,615

Distributions to Shareholders
From net investment income:
Investor Class	(8,505,856)	(4,964,361)
Institutional Class	(1,624,132)	(603,466)
A Class	(1,333,970)	(619,938)
C Class	(9,256)	—
R Class	(244,535)	(93,212)
Decrease in net assets from distributions	(11,717,749)	(6,280,977)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions	240,503,833	211,781,652

Net increase (decrease) in net assets	244,316,981	380,597,290

Net Assets
Beginning of period	639,380,819	258,783,529
End of period	$883,697,800	$639,380,819

Undistributed net investment income	$614,520	$900,994

See Notes to Financial Statements.

17

Notes to Financial Statements

SEPTEMBER 30, 2010 (UNAUDITED)

1. Organization and Summary of Significant Accounting Policies

Organization — American Century Capital Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company and is organized as a Maryland corporation. Mid Cap Value Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified under the 1940 Act. The fund’s investment objective is to seek long-term capital growth. Income is a secondary objective. The fund pursues its objectives by investing primarily in stocks of medium size companies that management believes to be undervalued at the time of purchase. The following is a summary of the fund’s significant accounting policies.

Multiple Class — The fund is authorized to issue the Investor Class, the Institutional Class, the A Class (formerly Advisor Class), the C Class and the R Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets. Sale of the C Class commenced on March 1, 2010.

Security Valuations — Securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official close price. Investments in open-end management investment companies are valued at the reported net asset value. Discount notes may be valued through a commercial pricing service or at amortized cost, which approximates fair value. Securities traded on foreign securities exchanges and over-the-counter markets are normally completed before the close of business on days that the New York Stock Exchange (the Exchange) is open and may also take place on days when the Exchange is not open. If an event occurs after the value of a security was established but before the net asset value per share was determined that was likely to materially change the net asset value, that security would be valued as determined in accordance with procedures adopted by the Board of Directors. If the fund determines that the market price of a portfolio security is not readily available, or that the valuation methods mentioned above do not reflect the security’s fair value, such security is valued as determined by the Board of Directors or its designee, in accordance with procedures adopted by the Board of Directors, if such determination would materially impact a fund’s net asset value. Certain other circumstances may cause the fund to use alternative procedures to value a security such as: a security has been declared in default; trading in a security has been halted during the trading day; or there is a foreign market holiday and no trading will commence.

Security Transactions — For financial reporting purposes, security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

18

For assets and liabilities, other than investments in securities, net realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates.

Net realized and unrealized foreign currency exchange gains or losses occurring during the holding period of investment securities are a component of net realized gain (loss) on investment transactions and net unrealized appreciation (depreciation) on investments, respectively. Certain countries may impose taxes on the contract amount of purchases and sales of foreign currency contracts in their currency. The fund records the foreign tax expense, if any, as a reduction to the net realized gain (loss) on foreign currency transactions.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Exchange-Traded Funds — The fund may invest in exchange-traded funds (ETFs). ETFs are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. A fund may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. The fund is no longer subject to examination by tax authorities for years prior to 2007. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Accordingly, no provision has been made for federal or state income taxes.

Distributions to Shareholders — Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

19

Use of Estimates — The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

2. Fees and Transactions with Related Parties

Management Fees — The corporation has entered into a Management Agreement (the Agreement) with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The Agreement provides that all expenses of managing and operating the fund, except brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of the specific class of shares of the fund and paid monthly in arrears. The annual management fee for each class is 1.00% for the Investor Class, A Class, C Class and R Class and 0.80% for the Institutional Class.

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay American Century Investment Services, Inc. (ACIS) an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution fee of 0.75% and service fee of 0.25%. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the six months ended September 30, 2010, are detailed in the Statement of Operations.

Related Parties — Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC), the parent of the corporation’s investment advisor, ACIM, the distributor of the corporation, ACIS, and the corporation’s transfer agent, American Century Services, LLC.

The fund is eligible to invest in a money market fund for temporary purposes, which is managed by J.P. Morgan Investment Management, Inc. (JPMIM). The fund has a Mutual Funds Services Agreement with J.P. Morgan Investor Services Co. (JPMIS) and a securities lending agreement with JPMorgan Chase Bank (JPMCB). JPMCB is a custodian of the fund. JPMIM, JPMIS and JPMCB are wholly owned subsidiaries of JPMorgan Chase & Co. (JPM). JPM is an equity investor in ACC.

3. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the six months ended September 30, 2010, were $524,618,675 and $293,024,047, respectively.

20

4. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Six months ended September 30, 2010		Year ended March 31, 2010(1)
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	160,000,000		120,000,000
Sold	19,161,022	$214,289,481	21,306,808	$213,695,479
Issued in reinvestment of distributions	666,785	7,511,871	417,792	4,255,315
Redeemed	(5,634,321)	(62,845,352)	(8,496,534)	(82,980,087)
	14,193,486	158,956,000	13,228,066	134,970,707
Institutional Class/Shares Authorized	35,000,000		20,000,000
Sold	4,650,945	50,271,633	4,462,654	46,178,288
Issued in reinvestment of distributions	100,813	1,135,701	46,510	483,302
Redeemed	(650,616)	(7,208,448)	(939,061)	(9,386,542)
	4,101,142	44,198,886	3,570,103	37,275,048
A Class/Shares Authorized	30,000,000		20,000,000
Sold	4,096,953	45,595,109	4,642,922	46,461,341
Issued in reinvestment of distributions	117,434	1,323,064	60,409	617,612
Redeemed	(1,408,947)	(15,678,840)	(1,638,412)	(16,714,115)
	2,805,440	31,239,333	3,064,919	30,364,838
C Class/Shares Authorized	10,000,000		20,000,000
Sold	97,129	1,089,501	4,468	50,000
Issued in reinvestment of distributions	769	8,670	—	—
Redeemed	(626)	(7,049)	—	—
	97,272	1,091,122	4,468	50,000
R Class/Shares Authorized	10,000,000		10,000,000
Sold	709,138	7,981,085	1,132,811	11,223,557
Issued in reinvestment of distributions	21,694	244,425	9,042	93,171
Redeemed	(285,417)	(3,207,018)	(220,730)	(2,195,669)
	445,415	5,018,492	921,123	9,121,059
Net increase (decrease)	21,642,755	$240,503,833	20,788,679	$211,781,652

(1)	March 1, 2010 (commencement of sale) through March 31, 2010 for the C Class.

5. Fair Value Measurements

The fund’s securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical securities;

•
Level 2 valuation inputs consist of significant direct or indirect observable market data (including quoted prices for similar securities, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.); or

•	Level 3 valuation inputs consist of significant unobservable inputs (including a fund’s own assumptions).

21

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the valuation inputs used to determine the fair value of the fund’s securities and other financial instruments as of September 30, 2010. The Schedule of Investments provides additional details on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Investment Securities
Domestic Common Stocks	$808,151,894	—	—
Foreign Common Stocks	28,242,591	$23,146,168	—
Temporary Cash Investments	24,963	30,700,000	—
Total Value of Investment Securities	$836,419,448	$53,846,168	—

Other Financial Instruments
Total Unrealized Gain (Loss) on Forward Foreign Currency Exchange Contracts	—	$(118,759)	—

6. Derivative Instruments

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund’s exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily using prevailing exchange rates. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on foreign currency transactions and change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The risk of loss from non-performance by the counterparty may be reduced by the use of master netting agreements. The foreign currency risk derivative instruments held at period end as disclosed on the Schedule of Investments are indicative of the fund’s typical volume during the period.

The value of foreign currency risk derivative instruments as of September 30, 2010, is disclosed on the Statement of Assets and Liabilities as a liability of $118,759 in payable for forward foreign currency exchange contracts. For the six months ended September 30, 2010, the effect of foreign currency risk derivative instruments on the Statement of Operations was $403,991 in net realized gain (loss) on foreign currency transactions and $(75,634) in change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies.

22

7. Risk Factors

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social, and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions.

8. Interfund Lending

The fund, along with certain other funds in the American Century Investments family of funds, may participate in an interfund lending program, pursuant to an Exemptive Order issued by the Securities and Exchange Commission (SEC). This program provides an alternative credit facility allowing the fund to borrow from or lend to other funds in the American Century Investments family of funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. The interfund loan rate earned/paid on interfund lending transactions is determined daily based on the average of certain current market rates. Interfund lending transactions normally extend only overnight, but can have a maximum duration of seven days. The program is subject to annual approval by the Board of Directors. During the six months ended September 30, 2010, the fund did not utilize the program.

9. Federal Tax Information

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of September 30, 2010, the components of investments for federal income tax purposes were as follows:

Federal tax cost of investments	$848,465,372
Gross tax appreciation of investments	$63,817,833
Gross tax depreciation of investments	(22,017,589)
Net tax appreciation (depreciation) of investments	$41,800,244

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

As of March 31, 2010, the fund had accumulated capital losses of $(45,531,078), which represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations. Capital loss carryovers of $(37,541,838) and $(7,989,240) expire in 2017 and 2018, respectively.

23

Financial Highlights
Mid Cap Value

Investor Class
For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
	2010(1)		2010	2009	2008	2007	2006
Per-Share Data
Net Asset Value, Beginning of Period	$11.41		$7.34	$10.66	$13.33	$12.10	$11.32
Income From Investment Operations
Net Investment Income (Loss)(2)	0.17		0.18	0.19	0.16	0.16	0.21
Net Realized and Unrealized Gain (Loss)	(0.05)		4.03	(3.32)	(1.51)	1.87	1.70
Total From Investment Operations	0.12		4.21	(3.13)	(1.35)	2.03	1.91
Distributions
From Net Investment Income	(0.16)		(0.14)	(0.19)	(0.16)	(0.14)	(0.21)
From Net Realized Gains	—		—	—	(1.16)	(0.66)	(0.92)
Total Distributions	(0.16)		(0.14)	(0.19)	(1.32)	(0.80)	(1.13)
Net Asset Value, End of Period	$11.37		$11.41	$7.34	$10.66	$13.33	$12.10

Total Return(3)	1.09%		57.68%	(29.66)%	(10.84)%	17.12%	17.62%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	1.01	%(4)	1.00%	1.00%	1.00%	1.00%	1.00%
Ratio of Net Investment Income (Loss) to Average Net Assets	3.10	%(4)	1.79%	2.10%	1.25%	1.30%	1.77%
Portfolio Turnover Rate	41%		126%	173%	206%	187%	228%
Net Assets, End of Period (in thousands)	$638,837		$478,796	$210,960	$274,918	$301,642	$115,262

(1)	Six months ended September 30, 2010 (unaudited).
(2)	Computed using average shares outstanding throughout the period.
(3)
Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. Total returns are calculated based on the net asset value of the last business day.

(4)	Annualized.

See Notes to Financial Statements.

24

Mid Cap Value

Institutional Class
For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
	2010(1)		2010	2009	2008	2007	2006
Per-Share Data
Net Asset Value, Beginning of Period	$11.41		$7.34	$10.66	$13.33	$12.10	$11.33
Income From Investment Operations
Net Investment Income (Loss)(2)	0.20		0.20	0.21	0.18	0.19	0.24
Net Realized and Unrealized Gain (Loss)	(0.06)		4.03	(3.32)	(1.51)	1.87	1.69
Total From Investment Operations	0.14		4.23	(3.11)	(1.33)	2.06	1.93
Distributions
From Net Investment Income	(0.17)		(0.16)	(0.21)	(0.18)	(0.17)	(0.24)
From Net Realized Gains	—		—	—	(1.16)	(0.66)	(0.92)
Total Distributions	(0.17)		(0.16)	(0.21)	(1.34)	(0.83)	(1.16)
Net Asset Value, End of Period	$11.38		$11.41	$7.34	$10.66	$13.33	$12.10

Total Return(3)	1.28%		58.00%	(29.52)%	(10.67)%	17.36%	17.74%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	0.81	%(4)	0.80%	0.80%	0.80%	0.80%	0.80%
Ratio of Net Investment Income (Loss) to Average Net Assets	3.30	%(4)	1.99%	2.30%	1.45%	1.50%	1.97%
Portfolio Turnover Rate	41%		126%	173%	206%	187%	228%
Net Assets, End of Period (in thousands)	$114,947		$68,487	$17,859	$17,378	$20,623	$10,510

(1)	Six months ended September 30, 2010 (unaudited).
(2)	Computed using average shares outstanding throughout the period.
(3)
Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. Total returns are calculated based on the net asset value of the last business day.

(4)	Annualized.

See Notes to Financial Statements.

25

Mid Cap Value

A Class(1)
For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
	2010(2)		2010	2009	2008	2007	2006
Per-Share Data
Net Asset Value, Beginning of Period	$11.41		$7.34	$10.66	$13.33	$12.10	$11.32
Income From Investment Operations
Net Investment Income (Loss)(3)	0.16		0.15	0.17	0.13	0.14	0.16
Net Realized and Unrealized Gain (Loss)	(0.05)		4.04	(3.32)	(1.51)	1.86	1.72
Total From Investment Operations	0.11		4.19	(3.15)	(1.38)	2.00	1.88
Distributions
From Net Investment Income	(0.15)		(0.12)	(0.17)	(0.13)	(0.11)	(0.18)
From Net Realized Gains	—		—	—	(1.16)	(0.66)	(0.92)
Total Distributions	(0.15)		(0.12)	(0.17)	(1.29)	(0.77)	(1.10)
Net Asset Value, End of Period	$11.37		$11.41	$7.34	$10.66	$13.33	$12.10

Total Return(4)	0.96%		57.28%	(29.84)%	(11.07)%	16.83%	17.32%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	1.26	%(5)	1.25%	1.25%	1.25%	1.25%	1.25%
Ratio of Net Investment Income (Loss) to Average Net Assets	2.85	%(5)	1.54%	1.85%	1.00%	1.05%	1.52%
Portfolio Turnover Rate	41%		126%	173%	206%	187%	228%
Net Assets, End of Period (in thousands)	$107,126		$75,435	$26,039	$25,932	$21,412	$8,175

(1)	Prior to March 1, 2010, the A Class was referred to as the Advisor Class.
(2)	Six months ended September 30, 2010 (unaudited).
(3)	Computed using average shares outstanding throughout the period.
(4)
Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges. Total returns for periods less than one year are not annualized. Total returns are calculated based on the net asset value of the last business day.

(5)	Annualized.

See Notes to Financial Statements.

26

Mid Cap Value

C Class
For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
	2010(1)		2010(2)
Per-Share Data
Net Asset Value, Beginning of Period	$11.42		$10.97
Income From Investment Operations
Net Investment Income (Loss)(3)	0.14		0.02
Net Realized and Unrealized Gain (Loss)	(0.06)		0.43
Total From Investment Operations	0.08		0.45
Distributions
From Net Investment Income	(0.11)		—
Net Asset Value, End of Period	$11.39		$11.42

Total Return(4)	0.67%		4.10%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	2.01	%(5)	2.00	%(5)
Ratio of Net Investment Income (Loss) to Average Net Assets	2.10	%(5)	2.07	%(5)
Portfolio Turnover Rate	41%		126	%(6)
Net Assets, End of Period (in thousands)	$1,158		$51

(1)	Six months ended September 30, 2010 (unaudited).
(2)	March 1, 2010 (commencement of sale) through March 31, 2010.
(3)	Computed using average shares outstanding throughout the period.
(4)
Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges. Total returns for periods less than one year are not annualized. Total returns are calculated based on the net asset value of the last business day.

(5)	Annualized.
(6)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended March 31, 2010.

See Notes to Financial Statements.

27

Mid Cap Value

R Class
For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
	2010(1)		2010	2009	2008	2007	2006(2)
Per-Share Data
Net Asset Value, Beginning of Period	$11.41		$7.34	$10.65	$13.32	$12.09	$12.21
Income From Investment Operations
Net Investment Income (Loss)(3)	0.14		0.13	0.15	0.10	0.13	0.07
Net Realized and Unrealized Gain (Loss)	(0.05)		4.03	(3.32)	(1.51)	1.84	0.79
Total From Investment Operations	0.09		4.16	(3.17)	(1.41)	1.97	0.86
Distributions
From Net Investment Income	(0.13)		(0.09)	(0.14)	(0.10)	(0.08)	(0.06)
From Net Realized Gains	—		—	—	(1.16)	(0.66)	(0.92)
Total Distributions	(0.13)		(0.09)	(0.14)	(1.26)	(0.74)	(0.98)
Net Asset Value, End of Period	$11.37		$11.41	$7.34	$10.65	$13.32	$12.09

Total Return(4)	0.84%		56.88%	(29.95)%	(11.30)%	(16.55)%	(7.56)%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	1.51	%(5)	1.50%	1.50%	1.50%	1.50%	1.50	%(5)
Ratio of Net Investment Income (Loss) to Average Net Assets	2.60	%(5)	1.29%	1.60%	0.75%	0.80%	0.97	%(5)
Portfolio Turnover Rate	41%		126%	173%	206%	187%	228	%(6)
Net Assets, End of Period (in thousands)	$21,629		$16,611	$3,926	$3,172	$820	$27

(1)	Six months ended September 30, 2010 (unaudited).
(2)	July 29, 2005 (commencement of sale) through March 31, 2006.
(3)	Computed using average shares outstanding throughout the period.
(4)
Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. Total returns are calculated based on the net asset value of the last business day.

(5)	Annualized.
(6)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended March 31, 2006.

See Notes to Financial Statements.

28

Proxy Voting Results

A special meeting of shareholders was held on June 16, 2010, to vote on the following proposals. Each proposal received the required number of votes and was adopted. A summary of voting results is listed below each proposal.

Proposal 1:

To elect one Director to the Board of Directors of American Century Capital Portfolios, Inc. (the proposal was voted on by all shareholders of funds issued by American Century Capital Portfolios, Inc.):

John R. Whitten	For:	8,909,100,602
	Withhold:	464,054,213
	Abstain:	0
	Broker Non-Vote:	0

The other directors whose term of office continued after the meeting include Jonathan S. Thomas, Thomas A. Brown, Andrea C. Hall, James A. Olson, Donald H. Pratt, and M. Jeannine Strandjord.

Proposal 2:

To approve a management agreement between the fund and American Century Investment Management, Inc.:

Investor, A and R Classes	For:	326,212,222
	Against:	5,269,357
	Abstain:	8,487,828
	Broker Non-Vote:	85,816,071

Institutional Class	For:	34,327,103
	Against:	27,804
	Abstain:	298,999
	Broker Non-Vote:	8,442,681

Proposal 3:

To approve an amendment to the Articles of Incorporation to limit certain director liability to the extent permitted by Maryland law (the proposal was voted on by all shareholders of funds issued by American Century Capital Portfolios, Inc.):

For:	7,171,505,354
Against:	434,482,700
Abstain:	468,352,741
Broker Non-Vote:	1,298,814,021

29

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs, or 403(b), 457 and qualified plans are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

Proxy Voting Guidelines

American Century Investment Management, Inc., the fund’s investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

30

Index Definitions

The following indices are used to illustrate investment market, sector, or style performance or to serve as fund performance comparisons. They are not investment products available for purchase.

The Russell 1000® Index is a market-capitalization weighted, large-cap index created by Frank Russell Company to measure the performance of the 1,000 largest publicly traded U.S. companies, based on total market capitalization.

The Russell 1000® Growth Index measures the performance of those Russell 1000 Index companies (the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The Russell 1000® Value Index measures the performance of those Russell 1000 Index companies (the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The Russell 2000® Index is a market-capitalization weighted index created by Frank Russell Company to measure the performance of the 2,000 smallest of the 3,000 largest publicly traded U.S. companies, based on total market capitalization.

The Russell 2000® Growth Index measures the performance of those Russell 2000 Index companies (the 2,000 smallest of the 3,000 largest publicly traded U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The Russell 2000® Value Index measures the performance of those Russell 2000 Index companies (the 2,000 smallest of the 3,000 largest publicly traded U.S. companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The Russell Midcap® Index measures the performance of the 800 smallest of the 1,000 largest publicly traded U.S. companies, based on total market capitalization.

The Russell Midcap® Growth Index measures the performance of those Russell Midcap Index companies (the 800 smallest of the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The Russell Midcap® Value Index measures the performance of those Russell Midcap Index companies (the 800 smallest of the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

31

Notes

32

Contact Us

americancentury.com

Automated Information Line	1-800-345-8765

Investor Services Representative	1-800-345-2021 or 816-531-5575

Investors Using Advisors	1-800-378-9878

Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533

Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488

Telecommunications Device for the Deaf	1-800-634-4113

American Century Capital Portfolios, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

American Century Investment Services, Inc., Distributor

©2010 American Century Proprietary Holdings, Inc. All rights reserved.

1011
CL-SAN-69821

Semiannual Report September 30, 2010

American Century Investments®
NT Large Company Value Fund

President’s Letter	2
Independent Chairman’s Letter	3
Market Perspective	4
U.S. Stock Index Returns	4

NT Large Company Value

Performance	5
Portfolio Commentary	6
Top Ten Holdings	8
Top Five Industries	8
Types of Investments in Portfolio	8

Shareholder Fee Example	9

Financial Statements

Schedule of Investments	11
Statement of Assets and Liabilities	14
Statement of Operations	15
Statement of Changes in Net Assets	16
Notes to Financial Statements	17
Financial Highlights	21

Other Information

Proxy Voting Results	22
Additional Information	23
Index Definitions	24

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

  Jonathan Thomas

Dear Investor:

To learn more about the capital markets, your investment, and the portfolio management strategies American Century Investments provides, we encourage you to review this shareholder report for the financial reporting period ended September 30, 2010.

On the following pages, you will find investment performance and portfolio information, presented with the expert perspective and commentary of our portfolio management team. This report remains one of our most important vehicles for conveying the information you need about your investment performance, and about the market factors and strategies that affect fund returns. For additional information on the markets, we encourage you to visit the “Insights & News” tab at our Web site, americancentury.com, for updates and further expert commentary.

The top of our Web site’s home page also provides a link to “Our Story,” which, first and foremost, outlines our commitment—since 1958—to helping clients reach their financial goals. We believe strongly that we will only be successful when our clients are successful. That’s who we are.

Another important, unique facet of our story and who we are is “Profits with a Purpose,” which describes our bond with the Stowers Institute for Medical Research (SIMR). SIMR is a world-class biomedical organization—founded by our company founder James E. Stowers, Jr. and his wife Virginia—that is dedicated to researching the causes, treatment, and prevention of gene-based diseases, including cancer. Through American Century Investments’ private ownership structure, more than 40% of our profits support SIMR.

Mr. Stowers’ example of achieving financial success and using that platform to help humanity motivates our entire American Century Investments team. His story inspires us to help each of our clients achieve success. Thank you for sharing your financial journey with us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Independent Chairman’s Letter

   Don Pratt

Dear Fellow Shareholders,

As regulators and the markets continue to sort out the events of the credit crisis, a consistent theme has been that financial services firms should re-examine their risk management practices. Risk management has been a regular part of American Century Investments’ activities for many years. However, recently American Century and your mutual fund board have been spending additional time focusing on our risk oversight processes.

The board’s efforts are now organized around three categories of risk: investment risk, operational risk, and enterprise risk. This approach has facilitated a realignment of many risk oversight tasks that the board has historically conducted. Investment risk tasks include a review of portfolio risk, monitoring the use of derivatives, and performance assessment. Operational risk focuses on compliance, valuation, shareholder services, and trading activities. Enterprise risk addresses the financial condition of the advisor, human resource development, and reputational risks. Risk oversight tasks are addressed in every quarterly board meeting, and a review of the advisor’s entire risk management program is undertaken annually. We acknowledge and support the approach that American Century Investments takes to its risk management responsibilities. While the board has refocused its efforts in this important oversight area, we recognize that risk oversight is a journey and we expect to continue to improve our processes.

Our September quarterly board meeting was held in the New York offices of American Century Investments. This gave the directors an opportunity to meet with the portfolio management teams for each of the global and international funds overseen by the board. Each team uses sophisticated investment tools and daily risk analysis in managing client assets. We also were impressed with the “bench strength” that has been developed under the leadership of the Global and Non-U.S. Equity CIO Mark Kopinski. These face-to-face meetings provide an opportunity for the directors—working on behalf of shareholders—to validate the advisor’s efforts and the investment management approach being followed.

I thank you for your continued confidence in American Century during this turbulent time in the economy and investment markets. If you have thoughts or questions you would like to share with the board send them to me at dhpratt@fundboardchair.com.

Best regards,

Don Pratt

3

Market Perspective

By Phil Davidson, Chief Investment Officer, U.S. Value Equity

Mixed Results for U.S. Stocks

U.S. stocks were mixed but generally lower for the six months ended September 30, 2010, as market volatility increased notably. The key factor driving this volatility was increased uncertainty regarding the U.S. economic recovery, which appeared to wane following the robust growth rate it experienced in the last half of 2009.

Evidence of slowing economic activity during the six-month period included a slowdown in the manufacturing sector, further deterioration in the housing market, persistently high unemployment, and a decline in retail sales. In addition, sovereign debt problems in Europe also led to concerns about the impact of a potential fiscal crisis on global economic growth. The combination sent stocks into a tailspin in the second quarter of 2010.

The equity market rebounded in the third quarter, with the bulk of the rally occurring in September—the highest monthly return for stocks since April 2009. The Federal Reserve indicated that it would reinstate the quantitative easing measures used to stimulate economic growth in 2009, and the market rallied in the hope that these efforts would resuscitate the economic recovery. Despite a strong finish, the broad equity indices fell slightly for the six months, although mid- and small-cap issues posted modestly positive results (see the table below).

Value Stocks Lagged

Value stocks underperformed their growth-oriented counterparts across all market capitalizations during the six-month period. The primary reason was the lagging performance of the financial sector, which is the largest component in most value indices. Financial companies continued to struggle with high unemployment, continued weakness in the housing market, growing loan delinquencies and defaults, and uncertainty regarding the impact of recent financial reform legislation.

On the positive side, the recent trend of rising dividend payouts remained supportive for value stocks. The growth in dividends reflected both a significant recovery in corporate earnings (excluding financials) over the past year and increasingly healthy balance sheets. The question going forward is whether companies can sustain this level of profitability and financial strength in a slow-growth economic environment.

U.S. Stock Index Returns
For the six months ended September 30, 2010*
Russell 1000 Index (Large-Cap)	–1.21%	Russell 2000 Index (Small-Cap)	0.25%
Russell 1000 Growth Index	–0.27%	Russell 2000 Growth Index	2.43%
Russell 1000 Value Index	–2.14%	Russell 2000 Value Index	–1.90%
Russell Midcap Index	2.12%	*Total returns for periods less than one year are not annualized.
Russell Midcap Growth Index	2.95%
Russell Midcap Value Index	1.40%

4

Performance
NT Large Company Value

Total Returns as of September 30, 2010
				Average Annual Returns
	Ticker Symbol	6 months(1)	1 year	Since Inception	Inception Date
Institutional Class	ACLLX	-3.03%	5.57%	-3.47%	5/12/06
Russell 1000 Value Index	—	-2.14%	8.90%	-2.67%(2)	—
S&P 500 Index	—	-1.42%	10.16%	-0.98%(2)	—

(1)	Total returns for periods less than one year are not annualized.
(2)	Since 4/30/06, the date nearest the Institutional Class’s inception for which data are available.

Growth of $10,000 Over Life of Class
$10,000 investment made May 12, 2006

*From 5/12/06, the Institutional Class’s inception date. Index data from 4/30/06, the date nearest the Institutional Class’s inception for which data are available. Not annualized.

Total Annual Fund Operating Expenses
Institutional Class 0.65%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com.

Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

5

Portfolio Commentary
NT Large Company Value

Portfolio Managers: Chuck Ritter and Brendan Healy

Performance Summary

NT Large Company Value declined -3.03%* for the six months ended September 30, 2010. By comparison, its benchmark, the Russell 1000 Value Index, fell -2.14%. The broader market, as measured by the S&P 500 Index, dropped -1.42%. The portfolio’s return reflects operating expenses, while the indices’ returns do not. The average return for Morningstar’s Large Cap Value category (its performance, like NT Large Company Value’s, reflects operating expenses) was -2.44%.**

Stocks suffered steep declines during the first three months of the reporting period as investors, unsettled by the debt crisis in Europe and softer-than-expected U.S. economic news, fled into defensive investments such as U.S. Treasuries and utilities. However, in spite of continued economic uncertainty, stock prices rose once the turmoil in Europe moderated. Counter-intuitively, during the third quarter, both higher-risk and higher-yielding securities outperformed. Higher-risk stocks were in favor as fears of a double-dip recession eased, while investors continued to favor higher-yielding securities because of very low interest rates. Against this backdrop, NT Large Company Value’s positions in the utilities, information technology, and financials sectors detracted from relative results. Holdings in consumer discretionary, telecommunication services, and consumer staples contributed positively.

Utilities Slowed Relative Performance

Although the portfolio gained in absolute terms within the utilities sector, its underweight position hampered progress on a relative basis. We continue to believe that many of these stocks are overvalued, but this stance dampened performance during the reporting period when utilities outperformed in the benchmark.

Information Technology and Financials Detracted

NT Large Company Value’s complement of information technology stocks, specifically its holdings in the computers and peripherals segment, hampered progress. This segment provided key detractor Hewlett-Packard. Despite posting profit gains, the technology giant’s share prices declined after the abrupt exit of its chief executive officer and uncertainty surrounding the appointment of a successor.

In financials, the weakest sector in the benchmark, the portfolio was hindered by its position in diversified financial services. Specifically, NT Large Company Value was modestly overweight two significant decliners, Bank of America Corp. and JPMorgan Chase. Uncertainties about the slow economic recovery and the impact on earnings of financial regulatory reform weighed on these companies’ share prices.

*	Total returns for periods less than one year are not annualized.

**
The average returns for Morningstar’s Large Cap Value category were 8.02% for the one-year period ended September 30, 2010 and -1.72% since May 31, 2006, the date nearest the Institutional Class’s inception for which data are available. © Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

6

NT Large Company Value

The portfolio was also underweight real estate investment trusts (REITs), a segment that provided a positive return for the benchmark. In our opinion, many of these stocks are overvalued as their prices do not reflect the deterioration in commercial real estate fundamentals.

Consumer Discretionary Contributed

In the consumer discretionary sector, NT Large Company Value’s relative outperformance was largely the result of what it didn’t own rather than what it did. An underweight position and security selection in the media industry enhanced results. The portfolio’s mix of retailers also added value.

Telecommunication Services Enhanced Results

An overweight in telecommunication services, the strongest sector in the benchmark, added to relative progress. Many telecommunications companies outperformed during the period as investors sought out stocks that paid attractive dividends. NT Large Company Value owned two of the largest, AT&T and Verizon Communications. Both companies have benefited from the strong growth of their wireless businesses and their ability to increase earnings despite low economic growth.

Consumer Staples Provided Notable Contributor

Security selection in the consumer staples sector contributed to relative progress. The beverages segment provided notable contributor Coca-Cola, which posted better-than-expected profits on higher sales volume and market-share gains internationally and in North America. The company’s purchase of Coca-Cola Enterprises’ North American bottling operations could also boost future earnings growth.

Outlook

We continue to be bottom-up investment managers, evaluating each company individually and building the portfolio one stock at a time. As of September 30, 2010, NT Large Company Value is broadly diversified, with ongoing overweight positions in information technology, health care, and energy sectors. Our valuation work is also directing us toward smaller relative weightings in utilities and financials stocks.

7

NT Large Company Value

Top Ten Holdings
% of net assets as of 9/30/10
Pfizer, Inc.	3.7%
AT&T, Inc.	3.7%
JPMorgan Chase & Co.	3.5%
Chevron Corp.	3.4%
General Electric Co.	3.2%
Bank of America Corp.	3.2%
Johnson & Johnson	3.1%
Merck & Co., Inc.	2.6%
Verizon Communications, Inc.	2.2%
Wells Fargo & Co.	2.2%

Top Five Industries
% of net assets as of 9/30/10
Pharmaceuticals	10.7%
Oil, Gas & Consumable Fuels	10.5%
Diversified Financial Services	7.8%
Insurance	7.3%
Diversified Telecommunication Services	6.4%

Types of Investments in Portfolio
% of net assets as of 9/30/10
Common Stocks and Futures	99.2%
Temporary Cash Investments	0.3%
Other Assets and Liabilities	0.5%

8

Shareholder Fee Example (Unaudited)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from April 1, 2010 to September 30, 2010.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. We will not charge the fee as long as you choose to manage your accounts exclusively online. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

9

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 4/1/10	Ending Account Value 9/30/10	Expenses Paid During Period* 4/1/10 – 9/30/10	Annualized Expense Ratio*
Actual	$1,000	$969.70	$3.26	0.66%
Hypothetical	$1,000	$1,021.76	$3.35	0.66%

*Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 183, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

10

Schedule of Investments
NT Large Company Value

SEPTEMBER 30, 2010 (UNAUDITED)

	Shares	Value
Common Stocks — 97.7%
AEROSPACE & DEFENSE — 2.1%
Honeywell International, Inc.	28,700	$ 1,261,078
Lockheed Martin Corp.	32,600	2,323,728
Northrop Grumman Corp.	67,400	4,086,462
		7,671,268
BEVERAGES — 1.3%
Coca-Cola Co. (The)	78,700	4,605,524
BIOTECHNOLOGY — 2.0%
Amgen, Inc.(1)	99,100	5,461,401
Gilead Sciences, Inc.(1)	56,100	1,997,721
		7,459,122
CAPITAL MARKETS — 3.8%
Ameriprise Financial, Inc.	53,800	2,546,354
Bank of New York Mellon Corp. (The)	112,000	2,926,560
Goldman Sachs Group, Inc. (The)	40,400	5,841,032
Morgan Stanley	106,900	2,638,292
		13,952,238
CHEMICALS — 0.9%
E.I. du Pont de Nemours & Co.	53,900	2,405,018
PPG Industries, Inc.	14,200	1,033,760
		3,438,778
COMMERCIAL BANKS — 4.2%
PNC Financial Services Group, Inc.	59,900	3,109,409
U.S. Bancorp.	202,700	4,382,374
Wells Fargo & Co.	316,700	7,958,671
		15,450,454
COMMERCIAL SERVICES & SUPPLIES — 0.6%
Avery Dennison Corp.	55,000	2,041,600
COMMUNICATIONS EQUIPMENT — 0.8%
Cisco Systems, Inc.(1)	126,200	2,763,780
COMPUTERS & PERIPHERALS — 1.4%
Hewlett-Packard Co.	87,600	3,685,332
Western Digital Corp.(1)	57,600	1,635,264
		5,320,596
CONSTRUCTION & ENGINEERING — 0.3%
Shaw Group, Inc. (The)(1)	33,200	1,114,192
DIVERSIFIED — 1.4%
SPDR S&P 500 ETF Trust, Series 1	43,500	4,964,220
DIVERSIFIED FINANCIAL SERVICES — 7.8%
Bank of America Corp.	895,300	11,737,383
Citigroup, Inc.(1)	1,097,700	4,281,030
JPMorgan Chase & Co.	337,400	12,844,818
		28,863,231
DIVERSIFIED TELECOMMUNICATION SERVICES — 6.4%
AT&T, Inc.	475,900	13,610,740
CenturyLink, Inc.	42,500	1,677,050
Verizon Communications, Inc.	252,000	8,212,680
		23,500,470
ELECTRIC UTILITIES — 2.7%
American Electric Power Co., Inc.	60,300	2,184,669
Exelon Corp.	103,400	4,402,772
PPL Corp.	129,600	3,529,008
		10,116,449
ENERGY EQUIPMENT & SERVICES — 2.2%
Baker Hughes, Inc.	61,500	2,619,900
National Oilwell Varco, Inc.	74,800	3,326,356
Transocean Ltd.(1)	34,500	2,218,005
		8,164,261
FOOD & STAPLES RETAILING — 4.1%
Kroger Co. (The)	149,400	3,236,004
SYSCO Corp.	75,500	2,153,260
Walgreen Co.	100,500	3,366,750
Wal-Mart Stores, Inc.	121,500	6,502,680
		15,258,694
FOOD PRODUCTS — 1.8%
Archer-Daniels-Midland Co.	33,600	1,072,512
Kraft Foods, Inc., Class A	124,100	3,829,726
Unilever NV New York Shares	62,900	1,879,452
		6,781,690
HEALTH CARE EQUIPMENT & SUPPLIES — 0.5%
Medtronic, Inc.	59,500	1,998,010
HEALTH CARE PROVIDERS & SERVICES — 1.4%
Aetna, Inc.	58,000	1,833,380
Quest Diagnostics, Inc.	19,800	999,306
WellPoint, Inc.(1)	38,200	2,163,648
		4,996,334
HOTELS, RESTAURANTS & LEISURE — 0.6%
Darden Restaurants, Inc.	23,400	1,001,052
Starbucks Corp.	42,400	1,084,592
		2,085,644

11

NT Large Company Value

Shares	Value
HOUSEHOLD PRODUCTS — 3.0%
Clorox Co.	46,400	$ 3,097,664
Energizer Holdings, Inc.(1)	12,900	867,267
Procter & Gamble Co. (The)	117,700	7,058,469
		11,023,400
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS — 0.2%
NRG Energy, Inc.(1)	43,300	901,506
INDUSTRIAL CONGLOMERATES — 3.7%
General Electric Co.	722,900	11,747,125
Tyco International Ltd.	56,100	2,060,553
		13,807,678
INSURANCE — 7.3%
Allstate Corp. (The)	130,800	4,126,740
Berkshire Hathaway, Inc., Class B(1)	44,500	3,679,260
Chubb Corp. (The)	77,600	4,422,424
Loews Corp.	111,400	4,222,060
Principal Financial Group, Inc.	73,200	1,897,344
Torchmark Corp.	45,400	2,412,556
Travelers Cos., Inc. (The)	92,800	4,834,880
XL Group plc	64,100	1,388,406
		26,983,670
IT SERVICES — 1.7%
Fiserv, Inc.(1)	29,900	1,609,218
International Business Machines Corp.	34,500	4,627,830
		6,237,048
MACHINERY — 1.4%
Dover Corp.	35,900	1,874,339
Ingersoll-Rand plc	88,400	3,156,764
		5,031,103
MEDIA — 4.6%
CBS Corp., Class B	175,900	2,789,774
Comcast Corp., Class A	252,100	4,557,968
Time Warner Cable, Inc.	31,000	1,673,690
Time Warner, Inc.	143,700	4,404,405
Viacom, Inc., Class B	101,500	3,673,285
		17,099,122
METALS & MINING — 0.8%
Freeport-McMoRan Copper & Gold, Inc.	12,100	1,033,219
Nucor Corp.	50,900	1,944,380
		2,977,599
MULTILINE RETAIL — 1.3%
Kohl’s Corp.(1)	38,200	2,012,376
Macy’s, Inc.	127,300	2,939,357
		4,951,733
MULTI-UTILITIES — 0.7%
PG&E Corp.	56,600	2,570,772
OIL, GAS & CONSUMABLE FUELS — 10.5%
Apache Corp.	56,900	5,562,544
Chevron Corp.	153,500	12,441,175
ConocoPhillips	108,600	6,236,898
Devon Energy Corp.	31,000	2,006,940
Exxon Mobil Corp.	122,000	7,538,380
Occidental Petroleum Corp.	34,900	2,732,670
Valero Energy Corp.	116,400	2,038,164
		38,556,771
PAPER & FOREST PRODUCTS — 0.4%
International Paper Co.	71,700	1,559,475
PHARMACEUTICALS — 10.7%
Abbott Laboratories	64,200	3,353,808
Eli Lilly & Co.	35,800	1,307,774
Johnson & Johnson	187,300	11,605,108
Merck & Co., Inc.	257,700	9,485,937
Pfizer, Inc.	797,900	13,699,943
		39,452,570
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 1.0%
Applied Materials, Inc.	111,900	1,306,992
Intel Corp.	127,600	2,453,748
		3,760,740
SOFTWARE — 3.1%
Activision Blizzard, Inc.	105,300	1,139,346
Microsoft Corp.	291,800	7,146,182
Oracle Corp.	112,500	3,020,625
		11,306,153
SPECIALTY RETAIL — 0.4%
Best Buy Co., Inc.	37,500	1,531,125
TEXTILES, APPAREL & LUXURY GOODS — 0.6%
VF Corp.	25,600	2,074,112
TOTAL COMMON STOCKS (Cost $329,576,939)		360,371,132

12

NT Large Company Value

Shares	Value
Temporary Cash Investments — Segregated For Futures Contracts — 1.5%
Repurchase Agreement, Credit Suisse First Boston, Inc., (collateralized by various U.S. Treasury obligations,
3.375%, 11/15/19, valued at $5,796,854), in a joint trading account at 0.18%, dated 9/30/10, due 10/1/10
(Delivery value $5,684,028) (Cost $5,684,000)
		$ 5,684,000
Temporary Cash Investments — 0.3%
JPMorgan U.S. Treasury Plus Money Market Fund Agency Shares	6,122	6,122
Repurchase Agreement, Credit Suisse First Boston, Inc., (collateralized by various U.S. Treasury obligations, 3.375%, 11/15/19, valued at $16,318), in a joint trading account at 0.18%, dated 9/30/10, due 10/1/10 (Delivery value $16,000)		16,000
Repurchase Agreement, Goldman Sachs Group, Inc., (collateralized by various U.S. Treasury obligations, 4.875%, 7/31/11, valued at $917,548), in a joint trading account at 0.10%, dated 9/30/10, due 10/1/10 (Delivery value $900,003)		900,000
TOTAL TEMPORARY CASH INVESTMENTS (Cost $922,122)		922,122
TOTAL INVESTMENT SECURITIES — 99.5% (Cost $336,183,061)		366,977,254
OTHER ASSETS AND LIABILITIES — 0.5%		1,693,720
TOTAL NET ASSETS — 100.0%		$368,670,974

Futures Contracts
Contracts Purchased	Expiration Date	Underlying Face Amount at Value	Unrealized Gain (Loss)
100 S&P 500 E-Mini Futures	December 2010	$5,683,500	$5,393

Notes to Schedule of Investments

ETF = Exchange Traded Fund
SPDR = Standard & Poor’s Depositary Receipts

(1)	Non-income producing.

See Notes to Financial Statements.

13

Statement of Assets and Liabilities

SEPTEMBER 30, 2010 (UNAUDITED)
Assets
Investment securities, at value (cost of $336,183,061)	$366,977,254
Cash	426
Deposits with broker for futures contracts	450,000
Receivable for investments sold	406,212
Receivable for capital shares sold	524,524
Dividends and interest receivable	531,298
368,889,714

Liabilities
Payable for variation margin on futures contracts	21,426
Accrued management fees	197,314
218,740

Net Assets	$368,670,974

Institutional Class Capital Shares, $0.01 Par Value
Authorized	150,000,000
Shares outstanding	47,838,615

Net Asset Value Per Share	$7.71

Net Assets Consist of:
Capital (par value and paid-in surplus)	$374,991,709
Undistributed net investment income	37,348
Accumulated net realized loss on investment transactions	(37,157,669)
Net unrealized appreciation on investments	30,799,586
$368,670,974

See Notes to Financial Statements.

14

Statement of Operations

FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2010 (UNAUDITED)
Investment Income (Loss)
Income:
Dividends	$ 4,086,168
Interest	8,871
4,095,039
Expenses:
Management fees	1,088,080
Directors’ fees and expenses	4,963
Other expenses	1,024
1,094,067

Net investment income (loss)	3,000,972

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	(2,851,015)
Futures contract transactions	(949,134)
(3,800,149)

Change in net unrealized appreciation (depreciation) on:
Investments	(5,726,588)
Futures contracts	(287,341)
(6,013,929)

Net realized and unrealized gain (loss)	(9,814,078)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(6,813,106)

See Notes to Financial Statements.

15

Statement of Changes in Net Assets

SIX MONTHS ENDED SEPTEMBER 30, 2010 (UNAUDITED) AND YEAR ENDED MARCH 31, 2010
Increase (Decrease) in Net Assets	September 30, 2010	March 31, 2010
Operations
Net investment income (loss)	$ 3,000,972	$ 4,493,862
Net realized gain (loss)	(3,800,149)	(6,033,508)
Change in net unrealized appreciation (depreciation)	(6,013,929)	80,867,345
Net increase (decrease) in net assets resulting from operations	(6,813,106)	79,327,699

Distributions to Shareholders
From net investment income	(2,965,485)	(4,435,883)

Capital Share Transactions
Proceeds from shares sold	74,851,534	107,194,743
Proceeds from reinvestment of distributions	2,965,485	—
Payments for shares redeemed	(7,401,989)	(26,729,647)
Net increase (decrease) in net assets from capital share transactions	70,415,030	80,465,096

Net increase (decrease) in net assets	60,636,439	155,356,912

Net Assets
Beginning of period	308,034,535	152,677,623
End of period	$368,670,974	$308,034,535

Undistributed net investment income	$37,348	$1,861

Transactions in Shares of the Fund
Sold	10,037,657	14,774,606
Issued in reinvestment of distributions	387,010	—
Redeemed	(980,616)	(3,882,445)
Net increase (decrease) in shares of the fund	9,444,051	10,892,161

See Notes to Financial Statements.

16

Notes to Financial Statements

SEPTEMBER 30, 2010 (UNAUDITED)

1. Organization and Summary of Significant Accounting Policies

Organization — American Century Capital Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company and is organized as a Maryland corporation. NT Large Company Value Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified under the 1940 Act. The fund’s investment objective is to seek long-term capital growth. Income is a secondary objective. The fund pursues its objectives by investing primarily in companies with larger market capitalization that management believes to be undervalued at the time of purchase. The fund is not permitted to invest in any securities issued by companies assigned the Global Industry Classification Standard for the tobacco industry. The following is a summary of the fund’s significant accounting policies.

Security Valuations — Securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official close price. Investments in open-end management investment companies are valued at the reported net asset value. Discount notes may be valued through a commercial pricing service or at amortized cost, which approximates fair value. Securities traded on foreign securities exchanges and over-the-counter markets are normally completed before the close of business on days that the New York Stock Exchange (the Exchange) is open and may also take place on days when the Exchange is not open. If an event occurs after the value of a security was established but before the net asset value per share was determined that was likely to materially change the net asset value, that security would be valued as determined in accordance with procedures adopted by the Board of Directors. If the fund determines that the market price of a portfolio security is not readily available, or that the valuation methods mentioned above do not reflect the security’s fair value, such security is valued as determined by the Board of Directors or its designee, in accordance with procedures adopted by the Board of Directors, if such determination would materially impact a fund’s net asset value. Certain other circumstances may cause the fund to use alternative procedures to value a security such as: a security has been declared in default; trading in a security has been halted during the trading day; or there is a foreign market holiday and no trading will commence.

Security Transactions — For financial reporting purposes, security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

17

Exchange Traded Funds — The fund may invest in exchange traded funds (ETFs). ETFs are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. A fund may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. All tax years for the fund remain subject to examination by tax authorities. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Accordingly, no provision has been made for federal or state income taxes.

Distributions to Shareholders — Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

Use of Estimates — The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

2. Fees and Transactions with Related Parties

Management Fees — The corporation has entered into a Management Agreement (the Agreement) with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee). The Agreement provides that all expenses of managing and operating the fund, except brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of the fund and paid monthly in arrears. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that have very similar investment teams and investment strategies (strategy assets). The annual management fee schedule for the fund ranges from 0.50% to 0.70%. The effective annual management fee for the six months ended September 30, 2010 was 0.66%.

Related Parties — Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC), the parent of the corporation’s investment advisor, ACIM, the distributor of the corporation, American Century Investment Services, Inc., and the corporation’s transfer agent, American Century Services, LLC. The fund is wholly owned, in aggregate, by various funds in a series issued by American Century Asset Allocation Portfolios, Inc. (ACAAP). ACAAP does not invest in the fund for the purpose of exercising management or control.

18

The fund is eligible to invest in a money market fund for temporary purposes, which is managed by J.P. Morgan Investment Management, Inc. (JPMIM). The fund has a Mutual Funds Services Agreement with J.P. Morgan Investor Services Co. (JPMIS) and a securities lending agreement with JPMorgan Chase Bank (JPMCB). JPMCB is a custodian of the fund. JPMIM, JPMIS and JPMCB are wholly owned subsidiaries of JPMorgan Chase & Co. (JPM). JPM is an equity investor in ACC.

3. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the six months ended September 30, 2010, were $136,816,285 and $61,638,489, respectively.

4. Fair Value Measurements

The fund’s securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical securities;

•
Level 2 valuation inputs consist of significant direct or indirect observable market data (including quoted prices for similar securities, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.); or

•	Level 3 valuation inputs consist of significant unobservable inputs (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the valuation inputs used to determine the fair value of the fund’s securities and other financial instruments as of September 30, 2010. The Schedule of Investments provides additional details on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Investment Securities
Common Stocks	$360,371,132	—	—
Temporary Cash Investments	6,122	$6,600,000	—
Total Value of Investment Securities	$360,377,254	$6,600,000	—

Other Financial Instruments
Total Unrealized Gain (Loss) on Futures Contracts	$5,393	—	—

5. Derivative Instruments

Equity Price Risk — The fund is subject to equity price risk in the normal course of pursuing its investment objectives. A fund may enter into futures contracts based on an equity index in order to manage its exposure to changes in market conditions. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the contract is closed or expires. Net realized and unrealized

19

gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. The equity price risk derivative instruments held at period end as disclosed on the Schedule of Investments are indicative of the fund’s typical volume during the period.

The value of equity price risk derivative instruments as of September 30, 2010, is disclosed on the Statement of Assets and Liabilities as a liability of $21,426 in payable for variation margin on futures contracts. For the six months ended September 30, 2010, the effect of equity price risk derivative instruments on the Statement of Operations was $(949,134) in net realized gain (loss) on futures contract transactions and $(287,341) in change in net unrealized appreciation (depreciation) on futures contracts.

6. Interfund Lending

The fund, along with certain other funds in the American Century Investments family of funds, may participate in an interfund lending program, pursuant to an Exemptive Order issued by the Securities and Exchange Commission (SEC). This program provides an alternative credit facility allowing the fund to borrow from or lend to other funds in the American Century Investments family of funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. The interfund loan rate earned/paid on interfund lending transactions is determined daily based on the average of certain current market rates. Interfund lending transactions normally extend only overnight, but can have a maximum duration of seven days. The program is subject to annual approval by the Board of Directors. During the six months ended September 30, 2010, the fund did not utilize the program.

7. Federal Tax Information

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of September 30, 2010, the components of investments for federal income tax purposes were as follows:

Federal tax cost of investments	$345,333,513
Gross tax appreciation of investments	$27,620,659
Gross tax depreciation of investments	(5,976,918)
Net tax appreciation (depreciation) of investments	$21,643,741

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

As of March 31, 2010, the fund had accumulated capital losses of $(26,105,024), which represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations. Capital loss carryovers of $(10,029,955) and $(16,075,069) expire in 2017 and 2018, respectively.

The fund has elected to treat $(298,670) of net capital losses incurred in the five-month period ended March 31, 2010, as having been incurred in the following fiscal year for federal income tax purposes.

20

Financial Highlights
NT Large Company Value

Institutional Class
For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
	2010(1)		2010	2009	2008	2007(2)
Per-Share Data
Net Asset Value, Beginning of Period	$8.02		$5.55	$9.71	$11.13	$10.00
Income From Investment Operations
Net Investment Income (Loss)	0.07	(3)	0.14 (3)	0.20 (3)	0.22	0.18
Net Realized and Unrealized Gain (Loss)	(0.31)		2.47	(4.16)	(1.29)	1.14
Total From Investment Operations	(0.24)		2.61	(3.96)	(1.07)	1.32
Distributions
From Net Investment Income	(0.07)		(0.14)	(0.20)	(0.22)	(0.18)
From Net Realized Gains	—		—	—	(0.13)	(0.01)
Total Distributions	(0.07)		(0.14)	(0.20)	(0.35)	(0.19)
Net Asset Value, End of Period	$7.71		$8.02	$5.55	$9.71	$11.13

Total Return(4)	(3.03)%		47.28%	(41.22)%	(9.93)%	13.26%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	0.66	%(5)	0.64%	0.63%	0.62%	0.63	%(5)
Ratio of Net Investment Income (Loss) to Average Net Assets	1.81	%(5)	1.99%	2.82%	2.10%	2.01	%(5)
Portfolio Turnover Rate	20%		23%	26%	20%	18%
Net Assets, End of Period (in thousands)	$368,671		$308,035	$152,678	$98,618	$71,970

(1)	Six months ended September 30, 2010 (unaudited).
(2)	May 12, 2006 (fund inception) through March 31, 2007.
(3)	Computed using average shares outstanding throughout the period.
(4)
Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. Total returns are calculated based on the net asset value of the last business day.

(5)	Annualized.

See Notes to Financial Statements.

21

Proxy Voting Results

A special meeting of shareholders was held on June 16, 2010, to vote on the following proposals. Each proposal received the required number of votes and was adopted. A summary of voting results is listed below each proposal.

Proposal 1:

To elect one Director to the Board of Directors of American Century Capital Portfolios, Inc. (the proposal was voted on by all shareholders of funds issued by American Century Capital Portfolios, Inc.):

John R. Whitten	For:	8,909,100,602
	Withhold:	464,054,213
	Abstain:	0
	Broker Non-Vote:	0

The other directors whose term of office continued after the meeting include Jonathan S. Thomas, Thomas A. Brown, Andrea C. Hall, James A. Olson, Donald H. Pratt, and M. Jeannine Strandjord.

Proposal 2:

To approve a management agreement between the fund and American Century Investment Management, Inc.:

Institutional Class	For:	299,533,171
	Against:	1,270,058
	Abstain:	2,747,098
	Broker Non-Vote:	0

Proposal 3:

To approve an amendment to the Articles of Incorporation to limit certain director liability to the extent permitted by Maryland law (the proposal was voted on by all shareholders of funds issued by American Century Capital Portfolios, Inc.):

For:	7,171,505,354
Against:	434,482,700
Abstain:	468,352,741
Broker Non-Vote:	1,298,814,021

22

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs, or 403(b), 457 and qualified plans are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

Proxy Voting Guidelines

American Century Investment Management, Inc., the fund’s investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

23

Index Definitions

The following indices are used to illustrate investment market, sector, or style performance or to serve as fund performance comparisons. They are not investment products available for purchase.

The Russell 1000® Index is a market-capitalization weighted, large-cap index created by Frank Russell Company to measure the performance of the 1,000 largest publicly traded U.S. companies, based on total market capitalization.

The Russell 1000® Growth Index measures the performance of those Russell 1000 Index companies (the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The Russell 1000® Value Index measures the performance of those Russell 1000 Index companies (the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The Russell 2000® Index is a market-capitalization weighted index created by Frank Russell Company to measure the performance of the 2,000 smallest of the 3,000 largest publicly traded U.S. companies, based on total market capitalization.

The Russell 2000® Growth Index measures the performance of those Russell 2000 Index companies (the 2,000 smallest of the 3,000 largest publicly traded U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The Russell 2000® Value Index measures the performance of those Russell 2000 Index companies (the 2,000 smallest of the 3,000 largest publicly traded U.S. companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The Russell Midcap® Index measures the performance of the 800 smallest of the 1,000 largest publicly traded U.S. companies, base d on total market capitalization.

The Russell Midcap® Growth Index measures the performance of those Russell Midcap Index companies (the 800 smallest of the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The Russell Midcap® Value Index measures the performance of those Russell Midcap Index companies (the 800 smallest of the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The S&P 500 Index is a market value-weighted index of the stocks of 500 publicly traded U.S. companies chosen for market size, liquidity, and industry group representation that are considered to be leading firms in dominant industries. Each stock’s weight in the index is proportionate to its market value. Created by Standard & Poor’s, it is considered to be a broad measure of U.S. stock market performance.

24

Contact Us

americancentury.com

Automated Information Line	1-800-345-8765

Investor Services Representative	1-800-345-2021 or 816-531-5575

Investors Using Advisors	1-800-378-9878

Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533

Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488

Telecommunications Device for the Deaf	1-800-634-4113

American Century Capital Portfolios, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

American Century Investment Services, Inc., Distributor

©2010 American Century Proprietary Holdings, Inc. All rights reserved.

1011
CL-SAN-69841

Semiannual Report September 30, 2010

American Century Investments®
NT Mid Cap Value Fund

President’s Letter	2
Independent Chairman’s Letter	3
Market Perspective	4
U.S. Stock Index Returns	4

NT Mid Cap Value

Performance	5
Portfolio Commentary	6
Top Ten Holdings	8
Top Five Industries	8
Types of Investments in Portfolio	8

Shareholder Fee Example	9

Financial Statements

Schedule of Investments	11
Statement of Assets and Liabilities	14
Statement of Operations	15
Statement of Changes in Net Assets	16
Notes to Financial Statements	17
Financial Highlights	22

Other Information

Proxy Voting Results	23
Additional Information	24
Index Definitions	25

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

  Jonathan Thomas

Dear Investor:

To learn more about the capital markets, your investment, and the portfolio management strategies American Century Investments provides, we encourage you to review this shareholder report for the financial reporting period ended September 30, 2010.

On the following pages, you will find investment performance and portfolio information, presented with the expert perspective and commentary of our portfolio management team. This report remains one of our most important vehicles for conveying the information you need about your investment performance, and about the market factors and strategies that affect fund returns. For additional information on the markets, we encourage you to visit the “Insights & News” tab at our Web site, americancentury.com, for updates and further expert commentary.

The top of our Web site’s home page also provides a link to “Our Story,” which, first and foremost, outlines our commitment—since 1958—to helping clients reach their financial goals. We believe strongly that we will only be successful when our clients are successful. That’s who we are.

Another important, unique facet of our story and who we are is “Profits with a Purpose,” which describes our bond with the Stowers Institute for Medical Research (SIMR). SIMR is a world-class biomedical organization—founded by our company founder James E. Stowers, Jr. and his wife Virginia—that is dedicated to researching the causes, treatment, and prevention of gene-based diseases, including cancer. Through American Century Investments’ private ownership structure, more than 40% of our profits support SIMR.

Mr. Stowers’ example of achieving financial success and using that platform to help humanity motivates our entire American Century Investments team. His story inspires us to help each of our clients achieve success. Thank you for sharing your financial journey with us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Independent Chairman’s Letter

   Don Pratt

Dear Fellow Shareholders,

As regulators and the markets continue to sort out the events of the credit crisis, a consistent theme has been that financial services firms should re-examine their risk management practices. Risk management has been a regular part of American Century Investments’ activities for many years. However, recently American Century and your mutual fund board have been spending additional time focusing on our risk oversight processes.

The board’s efforts are now organized around three categories of risk: investment risk, operational risk, and enterprise risk. This approach has facilitated a realignment of many risk oversight tasks that the board has historically conducted. Investment risk tasks include a review of portfolio risk, monitoring the use of derivatives, and performance assessment. Operational risk focuses on compliance, valuation, shareholder services, and trading activities. Enterprise risk addresses the financial condition of the advisor, human resource development, and reputational risks. Risk oversight tasks are addressed in every quarterly board meeting, and a review of the advisor’s entire risk management program is undertaken annually. We acknowledge and support the approach that American Century Investments takes to its risk management responsibilities. While the board has refocused its efforts in this important oversight area, we recognize that risk oversight is a journey and we expect to continue to improve our processes.

Our September quarterly board meeting was held in the New York offices of American Century Investments. This gave the directors an opportunity to meet with the portfolio management teams for each of the global and international funds overseen by the board. Each team uses sophisticated investment tools and daily risk analysis in managing client assets. We also were impressed with the “bench strength” that has been developed under the leadership of the Global and Non-U.S. Equity CIO Mark Kopinski. These face-to-face meetings provide an opportunity for the directors—working on behalf of shareholders—to validate the advisor’s efforts and the investment management approach being followed.

I thank you for your continued confidence in American Century during this turbulent time in the economy and investment markets. If you have thoughts or questions you would like to share with the board send them to me at dhpratt@fundboardchair.com.

Best regards,

Don Pratt

3

Market Perspective

By Phil Davidson, Chief Investment Officer, U.S. Value Equity

Mixed Results for U.S. Stocks

U.S. stocks were mixed but generally lower for the six months ended September 30, 2010, as market volatility increased notably. The key factor driving this volatility was increased uncertainty regarding the U.S. economic recovery, which appeared to wane following the robust growth rate it experienced in the last half of 2009.

Evidence of slowing economic activity during the six-month period included a slowdown in the manufacturing sector, further deterioration in the housing market, persistently high unemployment, and a decline in retail sales. In addition, sovereign debt problems in Europe also led to concerns about the impact of a potential fiscal crisis on global economic growth. The combination sent stocks into a tailspin in the second quarter of 2010.

The equity market rebounded in the third quarter, with the bulk of the rally occurring in September—the highest monthly return for stocks since April 2009. The Federal Reserve indicated that it would reinstate the quantitative easing measures used to stimulate economic growth in 2009, and the market rallied in the hope that these efforts would resuscitate the economic recovery. Despite a strong finish, the broad equity indices fell slightly for the six months, although mid- and small-cap issues posted modestly positive results (see the table below).

Value Stocks Lagged

Value stocks underperformed their growth-oriented counterparts across all market capitalizations during the six-month period. The primary reason was the lagging performance of the financial sector, which is the largest component in most value indices. Financial companies continued to struggle with high unemployment, continued weakness in the housing market, growing loan delinquencies and defaults, and uncertainty regarding the impact of recent financial reform legislation.

On the positive side, the recent trend of rising dividend payouts remained supportive for value stocks. The growth in dividends reflected both a significant recovery in corporate earnings (excluding financials) over the past year and increasingly healthy balance sheets. The question going forward is whether companies can sustain this level of profitability and financial strength in a slow-growth economic environment.

U.S. Stock Index Returns
For the six months ended September 30, 2010*
Russell 1000 Index (Large-Cap)	–1.21%	Russell 2000 Index (Small-Cap)	0.25%
Russell 1000 Growth Index	–0.27%	Russell 2000 Growth Index	2.43%
Russell 1000 Value Index	–2.14%	Russell 2000 Value Index	–1.90%
Russell Midcap Index	2.12%	*Total returns for periods less than one year are not annualized.
Russell Midcap Growth Index	2.95%
Russell Midcap Value Index	1.40%

4

Performance
NT Mid Cap Value

Total Returns as of September 30, 2010
			Average Annual Returns
	Ticker Symbol	6 months(1)	1 year	Since Inception	Inception Date
Institutional Class	ACLMX	1.21%	15.98%	3.71%	5/12/06
Russell Midcap Value Index	—	1.40%	16.93%	0.03%(2)	—

(1)	Total returns for periods less than one year are not annualized.
(2)	Since 4/30/06, the date nearest the Institutional Class’s inception for which data are available.

Growth of $10,000 Over Life of Class
$10,000 investment made May 12, 2006

*From 5/12/06, the Institutional Class’s inception date. Index data from 4/30/06, the date nearest the Institutional Class’s inception for which data are available. Not annualized.

Total Annual Fund Operating Expenses
Institutional Class 0.81%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com.

Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index does not.

5

Portfolio Commentary
NT Mid Cap Value

Portfolio Managers: Kevin Toney, Michael Liss, and Phil Davidson

Performance Summary

NT Mid Cap Value returned 1.21%* for the six months ended September 30, 2010. By comparison, the average return for Morningstar’s Mid Cap Value category** (its performance, like NT Mid Cap Value’s, reflects operating expenses) was 0.04%. The fund’s benchmark, the Russell Midcap Value Index, was up 1.40%. Its returns do not include operating expenses.

Stocks suffered steep declines during the first three months of the reporting period as investors, unsettled by the debt crisis in Europe and softer-than-expected U.S. economic news, fled into defensive investments such as U.S. Treasuries and utilities. However, in spite of continued economic uncertainty, stock prices rose once the turmoil in Europe moderated. Counter-intuitively, both higher-risk and higher-yielding securities outperformed. Higher-risk stocks were in favor as fears of a double-dip recession eased, while investors continued to favor higher-yielding securities because of very low interest rates. In this environment, NT Mid Cap Value’s investment approach, which emphasizes higher-quality businesses with sound balance sheets, provided positive absolute results. On a relative basis, the portfolio was hampered by its investments in the financials, health care, and energy sectors. Its positions in the industrials and materials sectors enhanced performance.

Financials Dampened Performance

The financials sector was a source of relative weakness. NT Mid Cap Value was underweight real estate investment trusts (REITs), a segment that outperformed for the benchmark. For some time, we have been concerned about this segment’s operating trends, financial leverage, access to funding, and valuation.

In the capital markets segment, the portfolio’s mix of stocks hampered performance versus the benchmark. Two notable detractors were Northern Trust Corp. and State Street Corp. Both were negatively impacted by expectations of a prolonged period of historically low interest rates. Shares of State Street also declined on concerns about the diminished profitability of the company’s securities lending and foreign exchange businesses as well as potential litigation surrounding its foreign exchange business.

Health Care and Energy Detracted

Security selection in health care, the weakest performing sector in the benchmark, hindered relative results. NT Mid Cap Value owned Zimmer Holdings, a maker of orthopedic reconstructive implants, which is not represented in the benchmark. As a result of the recession, Zimmer faces

*	Total returns for periods less than one year are not annualized.

**
The average returns for Morningstar’s Mid Cap Value category were 14.08% for the one-year period ended September 30, 2010 and 0.43% from May 31, 2006, the date nearest the Institutional Class’s inception for which data are available. © Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

6

NT Mid Cap Value

softening demand and potential pricing pressure for its products. Although health care reform has increased uncertainty for investors, we do not expect the legislation to have significant impact on the company.

In the energy sector, a position in EQT Corp. dampened results. A low-cost natural gas producer, EQT reported significant success with two of its experimental shale wells. We believe weak natural gas prices have temporarily pushed down the company’s share price.

Industrials Contributed Positively

Security selection in the industrials sector was advantageous. The portfolio benefited from a position in Republic Services. Waste management companies weathered the recession well due to their stable business models and strong cash flow generation. Republic Services has also successfully cut costs as part of its merger with Allied Waste Industries, and its disciplined pricing strategy coupled with a nascent recovery in business volume has boosted the profits of this well-run company.

Another notable performer was Hubbell, which manufactures electrical products. The company reported much better-than-anticipated second-quarter results. Revenue improved due to strengthening end market demand, and profit margins rose on solid productivity gains.

Materials Added to Results

In the materials sector, NT Mid Cap Value benefited from its focus on high-quality, stable businesses. A top contributor was Newmont Mining Corp. Newmont’s new management team continues to execute well on its strategic and operating plan. In addition, as gold prices rose during the period, the company’s profitability increased.

The portfolio also held Bemis Co., a major producer of flexible packaging, primarily for the food industry. Despite higher raw-material costs, Bemis has improved its margins and operating performance. Its acquisition of rival Alcan Packaging Food Americas is also expected to enhance growth.

Outlook

We continue to follow our disciplined, bottom-up process, selecting companies one at a time for the portfolio. As of September 30, 2010, we see opportunities in industrials, health care, and consumer discretionary stocks, reflected by overweight positions in these sectors, relative to the benchmark. Our fundamental analysis and valuation work are also directing us toward smaller relative weightings in financials, utilities, consumer staples, and materials stocks.

7

NT Mid Cap Value

Top Ten Holdings
% of net assets as of 9/30/10
Republic Services, Inc.	3.2%
Imperial Oil Ltd.	2.6%
Lowe’s Cos., Inc.	2.4%
Northern Trust Corp.	2.4%
Aon Corp.	2.1%
ConAgra Foods, Inc.	2.0%
Zimmer Holdings, Inc.	1.9%
EQT Corp.	1.8%
Marsh & McLennan Cos., Inc.	1.8%
NV Energy, Inc.	1.6%

Top Five Industries
% of net assets as of 9/30/10
Insurance	11.1%
Oil, Gas & Consumable Fuels	8.5%
Electric Utilities	5.7%
Commercial Services & Supplies	5.5%
Health Care Equipment & Supplies	5.2%

Types of Investments in Portfolio
% of net assets as of 9/30/10
Domestic Common Stocks	91.9%
Foreign Common Stocks*	5.8%
Total Common Stocks	97.7%
Temporary Cash Investments	2.6%
Other Assets and Liabilities	(0.3)%

*Includes depositary shares, dual listed securities and foreign ordinary shares

8

Shareholder Fee Example (Unaudited)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from April 1, 2010 to September 30, 2010.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. We will not charge the fee as long as you choose to manage your accounts exclusively online. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

9

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 4/1/10	Ending Account Value 9/30/10	Expenses Paid During Period* 4/1/10 - 9/30/10	Annualized Expense Ratio*
Actual	$1,000	$1,012.10	$4.04	0.80%
Hypothetical	$1,000	$1,021.06	$4.05	0.80%

*Expenses are equal to the fund’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 183, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

10

Schedule of Investments
NT Mid Cap Value

SEPTEMBER 30, 2010 (UNAUDITED)

	Shares	Value
Common Stocks — 97.7%
AEROSPACE & DEFENSE — 0.6%
ITT Corp.	22,400	$1,048,992
AIRLINES — 0.2%
Southwest Airlines Co.	23,600	308,452
BEVERAGES(1)
Coca-Cola Enterprises, Inc.	1,100	34,100
CAPITAL MARKETS — 4.4%
Ameriprise Financial, Inc.	19,483	922,130
Charles Schwab Corp. (The)	50,100	696,390
Invesco Ltd.	27,300	579,579
Northern Trust Corp.	82,389	3,974,445
State Street Corp.	25,300	952,798
T. Rowe Price Group, Inc.	3,300	165,215
		7,290,557
CHEMICALS — 0.8%
Minerals Technologies, Inc.	21,770	1,282,688
COMMERCIAL BANKS — 3.2%
Comerica, Inc.	68,007	2,526,460
Commerce Bancshares, Inc.	44,106	1,657,945
SunTrust Banks, Inc.	45,600	1,177,848
		5,362,253
COMMERCIAL SERVICES & SUPPLIES — 5.5%
Cintas Corp.	34,400	947,720
Pitney Bowes, Inc.	52,200	1,116,036
Republic Services, Inc.	174,198	5,311,297
Waste Management, Inc.	50,396	1,801,153
		9,176,206
COMMUNICATIONS EQUIPMENT — 0.7%
Emulex Corp.(2)	114,600	1,196,424
COMPUTERS & PERIPHERALS — 0.1%
Diebold, Inc.	2,714	84,378
CONSTRUCTION MATERIALS — 0.6%
Vulcan Materials Co.	26,100	963,612
CONTAINERS & PACKAGING — 1.2%
Bemis Co., Inc.	61,679	1,958,308
DISTRIBUTORS — 0.7%
Genuine Parts Co.	24,856	1,108,329
DIVERSIFIED — 1.6%
iShares Russell Midcap Value Index Fund	63,700	2,571,569
DIVERSIFIED TELECOMMUNICATION SERVICES — 2.0%
Consolidated Communications Holdings, Inc.	42,700	797,209
Qwest Communications International, Inc.	270,500	1,696,035
Windstream Corp.	66,286	814,655
		3,307,899
ELECTRIC UTILITIES — 5.7%
American Electric Power Co., Inc.	28,591	1,035,852
Great Plains Energy, Inc.	41,982	793,460
IDACORP, Inc.	10,579	379,997
Northeast Utilities	45,430	1,343,365
NV Energy, Inc.	204,800	2,693,120
Portland General Electric Co.	58,171	1,179,708
Westar Energy, Inc.	84,931	2,057,878
		9,483,380
ELECTRICAL EQUIPMENT — 3.5%
Emerson Electric Co.	12,600	663,516
Hubbell, Inc., Class B	52,696	2,674,322
Thomas & Betts Corp.(2)	56,100	2,301,222
Woodward Governor Co.	7,200	233,424
		5,872,484
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS — 0.9%
Molex, Inc.	68,658	1,437,012
ENERGY EQUIPMENT & SERVICES — 0.9%
Baker Hughes, Inc.	34,900	1,486,802
FOOD PRODUCTS — 4.1%
ConAgra Foods, Inc.	150,807	3,308,706
H.J. Heinz Co.	47,000	2,226,390
Kellogg Co.	24,600	1,242,546
		6,777,642
GAS UTILITIES — 0.7%
AGL Resources, Inc.	10,800	414,288
Southwest Gas Corp.	20,920	702,703
		1,116,991
HEALTH CARE EQUIPMENT & SUPPLIES — 5.2%
Beckman Coulter, Inc.	50,255	2,451,941
Boston Scientific Corp.(2)	127,200	779,736
CareFusion Corp.(2)	34,988	869,102
Covidien plc	21,000	843,990
Symmetry Medical, Inc.(2)	40,407	389,524
Zimmer Holdings, Inc.(2)	61,400	3,213,062
		8,547,355

11

NT Mid Cap Value

Shares	Value
HEALTH CARE PROVIDERS & SERVICES — 2.1%
LifePoint Hospitals, Inc.(2)	48,300	$1,693,398
Patterson Cos., Inc.	38,900	1,114,485
Select Medical Holdings Corp.(2)	82,819	637,706
		3,445,589
HOTELS, RESTAURANTS & LEISURE — 2.6%
CEC Entertainment, Inc.(2)	65,400	2,245,182
International Speedway Corp., Class A	47,715	1,164,246
Speedway Motorsports, Inc.	56,239	881,827
		4,291,255
HOUSEHOLD DURABLES — 1.9%
Fortune Brands, Inc.	28,100	1,383,363
Toll Brothers, Inc.(2)	61,100	1,162,122
Whirlpool Corp.	8,300	671,968
		3,217,453
HOUSEHOLD PRODUCTS — 1.8%
Clorox Co.	7,300	487,348
Kimberly-Clark Corp.	39,095	2,543,130
		3,030,478
INDUSTRIAL CONGLOMERATES — 0.7%
Tyco International Ltd.	33,300	1,223,109
INSURANCE — 11.1%
ACE Ltd.	35,800	2,085,350
Allstate Corp. (The)	39,800	1,255,690
Aon Corp.	89,200	3,488,612
Chubb Corp. (The)	25,300	1,441,847
Hartford Financial Services Group, Inc. (The)	3,555	81,587
HCC Insurance Holdings, Inc.	83,893	2,188,768
Marsh & McLennan Cos., Inc.	123,454	2,977,711
Symetra Financial Corp.	120,079	1,256,026
Transatlantic Holdings, Inc.	36,375	1,848,578
Travelers Cos., Inc. (The)	36,000	1,875,600
		18,499,769
IT SERVICES — 1.3%
Accenture plc, Class A	21,900	930,531
Automatic Data Processing, Inc.	16,900	710,307
Paychex, Inc.	20,800	571,792
		2,212,630
LEISURE EQUIPMENT & PRODUCTS — 0.3%
Mattel, Inc.	23,700	556,002
MACHINERY — 3.1%
Altra Holdings, Inc.(2)	76,267	1,123,413
Harsco Corp.	41,500	1,020,070
Kaydon Corp.	73,532	2,544,207
Robbins & Myers, Inc.	16,200	433,836
		5,121,526
MEDIA — 1.1%
Omnicom Group, Inc.	32,100	1,267,308
Scholastic Corp.	19,000	528,580
		1,795,888
METALS & MINING — 0.9%
Newmont Mining Corp.	23,078	1,449,529
MULTI-UTILITIES — 4.1%
Consolidated Edison, Inc.	16,100	776,342
PG&E Corp.	58,400	2,652,528
Wisconsin Energy Corp.	19,560	1,130,568
Xcel Energy, Inc.	100,381	2,305,752
		6,865,190
OIL, GAS & CONSUMABLE FUELS — 8.5%
Apache Corp.	6,046	591,057
Devon Energy Corp.	32,700	2,116,998
EQT Corp.	83,900	3,025,434
Imperial Oil Ltd.	114,700	4,346,538
Murphy Oil Corp.	26,600	1,647,072
Noble Energy, Inc.	13,800	1,036,242
Ultra Petroleum Corp.(2)	23,700	994,926
Williams Partners LP	7,851	332,882
		14,091,149
PAPER & FOREST PRODUCTS — 0.5%
MeadWestvaco Corp.	35,900	875,242
REAL ESTATE INVESTMENT TRUSTS (REITs) — 4.6%
Annaly Capital Management, Inc.	44,427	781,915
Boston Properties, Inc.	4,258	353,925
Government Properties Income Trust	63,325	1,690,778
HCP, Inc.	8,663	311,695
Host Hotels & Resorts, Inc.	54,686	791,853
Piedmont Office Realty Trust, Inc., Class A	111,675	2,111,774
Weyerhaeuser Co.	101,122	1,593,683
		7,635,623

12

NT Mid Cap Value

Shares	Value
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 2.8%
Applied Materials, Inc.	220,200	$2,571,936
KLA-Tencor Corp.	26,800	944,164
Teradyne, Inc.(2)	82,500	919,050
Verigy Ltd.(2)	26,300	213,819
		4,648,969
SOFTWARE — 0.5%
Cadence Design Systems, Inc.(2)	89,900	685,937
Synopsys, Inc.(2)	6,700	165,959
		851,896
SPECIALTY RETAIL — 4.8%
Best Buy Co., Inc.	23,100	943,173
Lowe’s Cos., Inc.	178,500	3,978,765
PetSmart, Inc.	38,000	1,330,000
Staples, Inc.	79,900	1,671,508
		7,923,446
THRIFTS & MORTGAGE FINANCE — 1.9%
Hudson City Bancorp., Inc.	101,200	1,240,712
People’s United Financial, Inc.	149,833	1,961,314
		3,202,026
TRADING COMPANIES & DISTRIBUTORS — 0.5%
Beacon Roofing Supply, Inc.(2)	57,900	843,603
TOTAL COMMON STOCKS (Cost $146,777,778)		162,195,805
Temporary Cash Investments — 2.6%
JPMorgan U.S. Treasury Plus Money Market Fund Agency Shares	94,022	94,022
Repurchase Agreement, Goldman Sachs Group, Inc., (collateralized by various U.S. Treasury obligations, 4.875%, 7/31/11, valued at $4,281,891), in a joint trading account at 0.10%, dated 9/30/10, due 10/1/10 (Delivery value $4,200,012)		4,200,000
TOTAL TEMPORARY CASH INVESTMENTS (Cost $4,294,022)		4,294,022
TOTAL INVESTMENT SECURITIES — 100.3% (Cost $151,071,800)		166,489,827
OTHER ASSETS AND LIABILITIES — (0.3)%		(563,844)
TOTAL NET ASSETS — 100.0%		$165,925,983

Forward Foreign Currency Exchange Contracts
Contracts to Sell	Counter Party	Settlement Date	Value	Unrealized Gain (Loss)
3,518,944 CAD for USD	Bank of America	10/29/10	$3,418,442	$(22,401)

(Value on Settlement Date $3,396,041)

Notes to Schedule of Investments

CAD = Canadian Dollar
USD = United States Dollar
(1)	Industry is less than 0.05% of total net assets.
(2)	Non-income producing.

See Notes to Financial Statements.

13

Statement of Assets and Liabilities

SEPTEMBER 30, 2010 (UNAUDITED)
Assets
Investment securities, at value (cost of $151,071,800)	$166,489,827
Receivable for investments sold	1,300,770
Dividends and interest receivable	387,927
168,178,524

Liabilities
Payable for investments purchased	2,124,701
Payable for forward foreign currency exchange contracts	22,401
Accrued management fees	105,439
2,252,541

Net Assets	$165,925,983

Institutional Class Capital Shares, $0.01 Par Value
Authorized	50,000,000
Shares outstanding	17,119,129

Net Asset Value Per Share	$9.69

Net Assets Consist of:
Capital (par value and paid-in surplus)	$148,757,668
Undistributed net investment income	123,815
Undistributed net realized gain on investment and foreign currency transactions	1,648,664
Net unrealized appreciation on investments and translation of assets and liabilities in foreign currencies	15,395,836
$165,925,983

See Notes to Financial Statements.

14

Statement of Operations

FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2010 (UNAUDITED)
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $4,979)	$3,019,950
Interest	1,635
3,021,585
Expenses:
Management fees	590,113
Directors’ fees and expenses	2,207
Other expenses	918
593,238

Net investment income (loss)	2,428,347

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	5,920,929
Foreign currency transactions	91,923
6,012,852

Change in net unrealized appreciation (depreciation) on:
Investments	(5,371,939)
Translation of assets and liabilities in foreign currencies	(13,227)
(5,385,166)

Net realized and unrealized gain (loss)	627,686

Net Increase (Decrease) in Net Assets Resulting from Operations	$3,056,033

See Notes to Financial Statements.

15

Statement of Changes in Net Assets

SIX MONTHS ENDED SEPTEMBER 30, 2010 (UNAUDITED) AND YEAR ENDED MARCH 31, 2010
Increase (Decrease) in Net Assets	September 30, 2010	March 31, 2010
Operations
Net investment income (loss)	$2,428,347	$2,013,357
Net realized gain (loss)	6,012,852	14,259,893
Change in net unrealized appreciation (depreciation)	(5,385,166)	27,097,640
Net increase (decrease) in net assets resulting from operations	3,056,033	43,370,890

Distributions to Shareholders
From net investment income	(2,532,026)	(1,746,754)

Capital Share Transactions
Proceeds from shares sold	25,848,509	41,468,311
Proceeds from reinvestment of distributions	2,532,026	—
Payments for shares redeemed	(707,782)	(13,295,819)
Net increase (decrease) in net assets from capital share transactions	27,672,753	28,172,492

Net increase (decrease) in net assets	28,196,760	69,796,628

Net Assets
Beginning of period	137,729,223	67,932,595
End of period	$165,925,983	$137,729,223

Undistributed net investment income	$123,815	$227,494

Transactions in Shares of the Fund
Sold	2,774,957	4,969,831
Issued in reinvestment of distributions	263,817	—
Redeemed	(74,421)	(1,675,866)
Net increase (decrease) in shares of the fund	2,964,353	3,293,965

See Notes to Financial Statements.

16

Notes to Financial Statements

SEPTEMBER 30, 2010 (UNAUDITED)

1. Organization and Summary of Significant Accounting Policies

Organization — American Century Capital Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company and is organized as a Maryland corporation. NT Mid Cap Value Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified under the 1940 Act. The fund’s investment objective is to seek long-term capital growth. Income is a secondary objective. The fund pursues its objectives by investing primarily in stocks of medium size companies that management believes to be undervalued at the time of purchase. The fund is not permitted to invest in any securities issued by companies assigned the Global Industry Classification Standard for the tobacco industry. The following is a summary of the fund’s significant accounting policies.

Security Valuations — Securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official close price. Investments in open-end management investment companies are valued at the reported net asset value. Discount notes may be valued through a commercial pricing service or at amortized cost, which approximates fair value. Securities traded on foreign securities exchanges and over-the-counter markets are normally completed before the close of business on days that the New York Stock Exchange (the Exchange) is open and may also take place on days when the Exchange is not open. If an event occurs after the value of a security was established but before the net asset value per share was determined that was likely to materially change the net asset value, that security would be valued as determined in accordance with procedures adopted by the Board of Directors. If the fund determines that the market price of a portfolio security is not readily available, or that the valuation methods mentioned above do not reflect the security’s fair value, such security is valued as determined by the Board of Directors or its designee, in accordance with procedures adopted by the Board of Directors, if such determination would materially impact a fund’s net asset value. Certain other circumstances may cause the fund to use alternative procedures to value a security such as: a security has been declared in default; trading in a security has been halted during the trading day; or there is a foreign market holiday and no trading will commence.

Security Transactions — For financial reporting purposes, security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. For assets and liabilities, other than investments in securities, net realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates.

17

Net realized and unrealized foreign currency exchange gains or losses occurring during the holding period of investment securities are a component of net realized gain (loss) on investment transactions and net unrealized appreciation (depreciation) on investments, respectively. Certain countries may impose taxes on the contract amount of purchases and sales of foreign currency contracts in their currency. The fund records the foreign tax expense, if any, as a reduction to the net realized gain (loss) on foreign currency transactions.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Exchange-Traded Funds — The fund may invest in exchange-traded funds (ETFs). ETFs are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. A fund may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. All tax years for the fund remain subject to examination by tax authorities. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Accordingly, no provision has been made for federal or state income taxes.

Distributions to Shareholders — Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

Use of Estimates — The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

18

2. Fees and Transactions with Related Parties

Management Fees — The corporation has entered into a Management Agreement (the Agreement) with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee). The Agreement provides that all expenses of managing and operating the fund, except brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of the fund and paid monthly in arrears. The annual management fee for the fund is 0.80%.

Related Parties — Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC), the parent of the corporation’s investment advisor, ACIM, the distributor of the corporation, American Century Investment Services, Inc., and the corporation’s transfer agent, American Century Services, LLC. The fund is wholly owned, in aggregate, by various funds in a series issued by American Century Asset Allocation Portfolios, Inc. (ACAAP). ACAAP does not invest in the fund for the purpose of exercising management or control.

The fund is eligible to invest in a money market fund for temporary purposes, which is managed by J.P. Morgan Investment Management, Inc. (JPMIM). The fund has a Mutual Funds Services Agreement with J.P. Morgan Investor Services Co. (JPMIS) and a securities lending agreement with JPMorgan Chase Bank (JPMCB). JPMCB is a custodian of the fund. JPMIM, JPMIS and JPMCB are wholly owned subsidiaries of JPMorgan Chase & Co. (JPM). JPM is an equity investor in ACC.

3. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the six months ended September 30, 2010, were $97,767,467 and $72,738,738, respectively.

4. Fair Value Measurements

The fund’s securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical securities;

•
Level 2 valuation inputs consist of significant direct or indirect observable market data (including quoted prices for similar securities, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.); or

•	Level 3 valuation inputs consist of significant unobservable inputs (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

19

The following is a summary of the valuation inputs used to determine the fair value of the fund’s securities and other financial instruments as of September 30, 2010. The Schedule of Investments provides additional details on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Investment Securities
Domestic Common Stocks	$152,552,468	—	—
Foreign Common Stocks	5,296,799	$4,346,538	—
Temporary Cash Investments	94,022	4,200,000	—
Total Value of Investment Securities	$157,943,289	$8,546,538	—

Other Financial Instruments
Total Unrealized Gain (Loss) on Forward Foreign Currency Exchange Contracts	—	$(22,401)	—

6. Derivative Instruments

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund’s exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily using prevailing exchange rates. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on foreign currency transactions and change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The risk of loss from non-performance by the counterparty may be reduced by the use of master netting agreements. The foreign currency risk derivative instruments held at period end as disclosed on the Schedule of Investments are indicative of the fund’s typical volume during the period.

The value of foreign currency risk derivative instruments as of September 30, 2010, is disclosed on the Statement of Assets and Liabilities as a liability of $22,401 in payable for forward foreign currency exchange contracts. For the six months ended September 30, 2010, the effect of foreign currency risk derivative instruments on the Statement of Operations was $86,079 in net realized gain (loss) on foreign currency transactions and $(12,942) in change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies.

7. Risk Factors

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social, and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions.

20

8. Interfund Lending

The fund, along with certain other funds in the American Century Investments family of funds, may participate in an interfund lending program, pursuant to an Exemptive Order issued by the Securities and Exchange Commission (SEC). This program provides an alternative credit facility allowing the fund to borrow from or lend to other funds in the American Century Investments family of funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. The interfund loan rate earned/paid on interfund lending transactions is determined daily based on the average of certain current market rates. Interfund lending transactions normally extend only overnight, but can have a maximum duration of seven days. The program is subject to annual approval by the Board of Directors. During the six months ended September 30, 2010, the fund did not utilize the program.

9. Federal Tax Information

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of September 30, 2010, the components of investments for federal income tax purposes were as follows:

Federal tax cost of investments	$156,410,433
Gross tax appreciation of investments	$12,850,899
Gross tax depreciation of investments	(2,771,505)
Net tax appreciation (depreciation) of investments	$10,079,394

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

21

Financial Highlights
NT Mid Cap Value

Institutional Class
For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
	2010(1)		2010	2009	2008	2007(2)
Per-Share Data
Net Asset Value, Beginning of Period	$9.73		$6.25	$9.04	$11.28	$10.00
Income From Investment Operations
Net Investment Income (Loss)	0.16	(3)	0.17 (3)	0.18 (3)	0.16 (3)	0.14
Net Realized and Unrealized Gain (Loss)	(0.04)		3.45	(2.79)	(1.29)	1.44
Total From Investment Operations	0.12		3.62	(2.61)	(1.13)	1.58
Distributions
From Net Investment Income	(0.16)		(0.14)	(0.18)	(0.15)	(0.12)
From Net Realized Gains	—		—	—	(0.96)	(0.18)
Total Distributions	(0.16)		(0.14)	(0.18)	(1.11)	(0.30)
Net Asset Value, End of Period	$9.69		$9.73	$6.25	$9.04	$11.28

Total Return(4)	1.21%		58.29%	(29.25)%	(10.79)%	16.03%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	0.80	%(5)	0.80%	0.80%	0.80%	0.80	%(5)
Ratio of Net Investment Income (Loss) to Average Net Assets	3.30	%(5)	1.98%	2.36%	1.48%	1.55	%(5)
Portfolio Turnover Rate	51%		143%	181%	208%	203%
Net Assets, End of Period (in thousands)	$165,926		$137,729	$67,933	$45,832	$33,375

(1)	Six months ended September 30, 2010 (unaudited).
(2)	May 12, 2006 (fund inception) through March 31, 2007.
(3)	Computed using average shares outstanding throughout the period.
(4)
Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. Total returns are calculated based on the net asset value of the last business day.

(5)	Annualized.

See Notes to Financial Statements.

22

Proxy Voting Results

A special meeting of shareholders was held on June 16, 2010, to vote on the following proposals. Each proposal received the required number of votes and was adopted. A summary of voting results is listed below each proposal.

Proposal 1:

To elect one Director to the Board of Directors of American Century Capital Portfolios, Inc. (the proposal was voted on by all shareholders of funds issued by American Century Capital Portfolios, Inc.):

John R. Whitten	For:	8,909,100,602
	Withhold:	464,054,213
	Abstain:	0
	Broker Non-Vote:	0

The other directors whose term of office continued after the meeting include Jonathan S. Thomas, Thomas A. Brown, Andrea C. Hall, James A. Olson, Donald H. Pratt, and M. Jeannine Strandjord.

Proposal 2:

To approve a management agreement between the fund and American Century Investment Management, Inc.:

Institutional Class	For:	134,824,277
	Against:	92,994
	Abstain:	798,533
	Broker Non-Vote:	0

Proposal 3:

To approve an amendment to the Articles of Incorporation to limit certain director liability to the extent permitted by Maryland law (the proposal was voted on by all shareholders of funds issued by American Century Capital Portfolios, Inc.):

For:	7,171,505,354
Against:	434,482,700
Abstain:	468,352,741
Broker Non-Vote:	1,298,814,021

23

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs, or 403(b), 457 and qualified plans are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

Proxy Voting Guidelines

American Century Investment Management, Inc., the fund’s investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

24

Index Definitions

The following indices are used to illustrate investment market, sector, or style performance or to serve as fund performance comparisons. They are not investment products available for purchase.

The Russell 1000® Index is a market-capitalization weighted, large-cap index created by Frank Russell Company to measure the performance of the 1,000 largest publicly traded U.S. companies, based on total market capitalization.

The Russell 1000® Growth Index measures the performance of those Russell 1000 Index companies (the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The Russell 1000® Value Index measures the performance of those Russell 1000 Index companies (the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The Russell 2000® Index is a market-capitalization weighted index created by Frank Russell Company to measure the performance of the 2,000 smallest of the 3,000 largest publicly traded U.S. companies, based on total market capitalization.

The Russell 2000® Growth Index measures the performance of those Russell 2000 Index companies (the 2,000 smallest of the 3,000 largest publicly traded U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The Russell 2000® Value Index measures the performance of those Russell 2000 Index companies (the 2,000 smallest of the 3,000 largest publicly traded U.S. companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The Russell Midcap® Index measures the performance of the 800 smallest of the 1,000 largest publicly traded U.S. companies, based on total market capitalization.

The Russell Midcap® Growth Index measures the performance of those Russell Midcap Index companies (the 800 smallest of the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The Russell Midcap® Value Index measures the performance of those Russell Midcap Index companies (the 800 smallest of the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

25

Notes

26

Notes

27

Notes

28

Contact Us

americancentury.com

Automated Information Line	1-800-345-8765

Investor Services Representative	1-800-345-2021 or 816-531-5575

Investors Using Advisors	1-800-378-9878

Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533

Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488

Telecommunications Device for the Deaf	1-800-634-4113

American Century Capital Portfolios, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

American Century Investment Services, Inc., Distributor

©2010 American Century Proprietary Holdings, Inc. All rights reserved.

1011
CL-SAN-69842

Semiannual Report September 30, 2010

American Century Investments®
Real Estate Fund

President’s Letter	2
Independent Chairman’s Letter	3
Market Perspective	4
U.S. Stock Index Returns	4

Real Estate

Performance	5
Portfolio Commentary	7
Top Ten Holdings	9
Industry Allocation	9
Types of Investments in Portfolio	9

Shareholder Fee Example	10

Financial Statements

Schedule of Investments	12
Statement of Assets and Liabilities	14
Statement of Operations	15
Statement of Changes in Net Assets	16
Notes to Financial Statements	17
Financial Highlights	23

Other Information

Proxy Voting Results	29
Additional Information	30
Index Definitions	31

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

   Jonathan Thomas

Dear Investor:

To learn more about the capital markets, your investment, and the portfolio management strategies American Century Investments provides, we encourage you to review this shareholder report for the financial reporting period ended September 30, 2010.

On the following pages, you will find investment performance and portfolio information, presented with the expert perspective and commentary of our portfolio management team. This report remains one of our most important vehicles for conveying the information you need about your investment performance, and about the market factors and strategies that affect fund returns. For additional information on the markets, we encourage you to visit the “Insights & News” tab at our Web site, americancentury.com, for updates and further expert commentary.

The top of our Web site’s home page also provides a link to “Our Story,” which, first and foremost, outlines our commitment—since 1958—to helping clients reach their financial goals. We believe strongly that we will only be successful when our clients are successful. That’s who we are.

Another important, unique facet of our story and who we are is “Profits with a Purpose,” which describes our bond with the Stowers Institute for Medical Research (SIMR). SIMR is a world-class biomedical organization—founded by our company founder James E. Stowers, Jr. and his wife Virginia—that is dedicated to researching the causes, treatment, and prevention of gene-based diseases, including cancer. Through American Century Investments’ private ownership structure, more than 40% of our profits support SIMR.

Mr. Stowers’ example of achieving financial success and using that platform to help humanity motivates our entire American Century Investments team. His story inspires us to help each of our clients achieve success. Thank you for sharing your financial journey with us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Independent Chairman’s Letter

   Don Pratt

Dear Fellow Shareholders,

As regulators and the markets continue to sort out the events of the credit crisis, a consistent theme has been that financial services firms should re-examine their risk management practices. Risk management has been a regular part of American Century Investments’ activities for many years. However, recently American Century and your mutual fund board have been spending additional time focusing on our risk oversight processes.

The board’s efforts are now organized around three categories of risk: investment risk, operational risk, and enterprise risk. This approach has facilitated a realignment of many risk oversight tasks that the board has historically conducted. Investment risk tasks include a review of portfolio risk, monitoring the use of derivatives, and performance assessment. Operational risk focuses on compliance, valuation, shareholder services, and trading activities. Enterprise risk addresses the financial condition of the advisor, human resource development, and reputational risks. Risk oversight tasks are addressed in every quarterly board meeting, and a review of the advisor’s entire risk management program is undertaken annually. We acknowledge and support the approach that American Century Investments takes to its risk management responsibilities. While the board has refocused its efforts in this important oversight area, we recognize that risk oversight is a journey and we expect to continue to improve our processes.

Our September quarterly board meeting was held in the New York offices of American Century Investments. This gave the directors an opportunity to meet with the portfolio management teams for each of the global and international funds overseen by the board. Each team uses sophisticated investment tools and daily risk analysis in managing client assets. We also were impressed with the “bench strength” that has been developed under the leadership of the Global and Non-U.S. Equity CIO Mark Kopinski. These face-to-face meetings provide an opportunity for the directors – working on behalf of shareholders – to validate the advisor’s efforts and the investment management approach being followed.

I thank you for your continued confidence in American Century during this turbulent time in the economy and investment markets. If you have thoughts or questions you would like to share with the board send them to me at dhpratt@fundboardchair.com.

Best regards,

Don Pratt

3

Market Perspective

By Enrique Chang, Chief Investment Officer, American Century Investments

Stocks Mixed Amid Economic Uncertainty

U.S. stocks posted mixed results for the six months ended September 30, 2010, with the broad equity indices registering modestly negative returns. The six-month period was characterized by a marked increase in volatility as the burgeoning U.S. economic recovery lost momentum.

The reporting period began on a positive note as stocks continued to advance in April, extending the broad market rally that began in March 2009. However, market conditions changed abruptly in May as persistent worries about sovereign debt problems in Europe and evidence of a slowdown in the pace of economic recovery—most notably in manufacturing, housing, and consumer spending—weighed on investor confidence. Consequently, the equity market declined sharply in May and June amid a dramatic increase in market volatility. For example, the broad S&P 500 Index moved up or down by more than 1% on nearly half of the trading days in the second quarter of 2010.

The equity market remained volatile in the third quarter, gaining ground in July and falling back in August amid a tug-of-war between favorable corporate earnings reports and an increasingly sluggish economic environment. However, stocks finished the six-month period with a furious rally in September, which proved to be the market’s best month since April 2009 and its best September in more than 70 years. Investors expressed confidence in the Federal Reserve’s plan to revive the economic recovery through another round of quantitative easing measures.

Mid-Cap and Growth Stocks Outperformed

As the table below illustrates, mid-cap stocks generated the best returns, advancing modestly for the six-month period. Small-cap stocks were largely unchanged, while large-cap issues declined overall. Meanwhile, growth-oriented stocks outpaced value shares across all market capitalizations.

From a sector perspective, the telecommunication services and utilities sectors were the top performers during the reporting period. Both sectors benefited from increased demand for stocks with relatively high dividends in an environment of historically low interest rates. On the downside, the weakest performers included the health care and financials sectors, both of which faced the uncertainty of new regulatory legislation.

U.S. Stock Index Returns
For the six months ended September 30, 2010*
Russell 1000 Index (Large-Cap)	–1.21%	Russell 2000 Index (Small-Cap)	0.25%
Russell 1000 Growth Index	–0.27%	Russell 2000 Growth Index	2.43%
Russell 1000 Value Index	–2.14%	Russell 2000 Value Index	–1.90%
Russell Midcap Index	2.12%	*Total returns for periods less than one year are not annualized.
Russell Midcap Growth Index	2.95%
Russell Midcap Value Index	1.40%

4

Performance
Real Estate

Total Returns as of September 30, 2010
				Average Annual Returns
	Ticker Symbol	6 months(1)	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	REACX	7.72%	28.66%	0.07%	9.48%	10.42%	9/21/95(2)
MSCI U.S. REIT Index	—	8.66%	30.54%	1.88%	10.20%	10.22%(3)	—
S&P 500 Index	—	-1.42%	10.16%	0.64%	-0.43%	6.45%(3)	—
Institutional Class	REAIX	7.82%	28.88%	0.26%	9.71%	8.35%	6/16/97
A Class(4) No sales charge* With sales charge*	AREEX	7.58% 1.42%	28.29% 20.87%	-0.19% -1.37%	9.23% 8.58%	9.72% 9.17%	10/6/98
B Class No sales charge* With sales charge*	ARYBX	7.16% 2.16%	27.41% 23.41%	— —	— —	-10.48% -11.75%	9/28/07
C Class No sales charge* With sales charge*	ARYCX	7.22% 6.22%	27.46% 27.46%	— —	— —	-10.45% -10.45%	9/28/07
R Class	AREWX	7.46%	28.03%	—	—	-10.03%	9/28/07

*Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge for equity funds and may be subject to a maximum CDSC of 1.00%. B Class shares redeemed within six years of purchase are subject to a CDSC that declines from 5.00% during the first year after purchase to 0.00% the sixth year after purchase. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1)	Total returns for periods less than one year are not annualized.
(2)	The inception date for RREEF Real Estate Securities Fund, Real Estate’s predecessor. That fund merged with Real Estate on 6/13/97 and Real Estate was first offered to the public on 6/16/97.
(3)	Since 9/30/95, the date nearest the Investor Class’s inception for which data are available.
(4)	Prior to September 4, 2007, the A Class was referred to as the Advisor Class and did not have a front-end sales charge. Performance prior to that date has been adjusted to reflect this charge.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. The fund may be subject to certain risks similar to those associated with direct investment in real estate including but not limited to: local or regional economic conditions, changes in zoning laws, changes in property values, property tax increases, overbuilding, increased competition, environmental contamination, natural disasters and interest rate risk.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

5

Real Estate

Growth of $10,000 Over 10 Years
$10,000 investment made September 30, 2000

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	A Class	B Class	C Class	R Class
1.16%	0.96%	1.41%	2.16%	2.16%	1.66%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. The fund may be subject to certain risks similar to those associated with direct investment in real estate including but not limited to: local or regional economic conditions, changes in zoning laws, changes in property values, property tax increases, overbuilding, increased competition, environmental contamination, natural disasters and interest rate risk.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

6

Portfolio Commentary
Real Estate

Portfolio Manager: Steven Brown

Performance Summary

The Real Estate fund posted a total return of 7.72%* for the six months ended September 30, 2010. By comparison, the Morgan Stanley Capital International U.S. REIT Index (the fund’s benchmark) returned 8.66%, while the S&P 500 Index (a broad stock market measure) returned –1.42%.

REIT Market Overview

In contrast to the modest decline in the overall stock market, real estate investment trusts (REITs) advanced during the six-month period. REITs fell in the first half of the period as sovereign debt problems in Europe threatened to harm the global credit markets, which are a key source of capital for REITs. In addition, concerns about an economic slowdown in the U.S.—which was validated by weaker economic data later in the period—weighed on the REIT market.

However, REITs rebounded sharply during the last three months of the period. The REIT rally was driven by declining interest rates, which helped reduce REIT borrowing costs, and rising real estate values. Furthermore, REITs benefited from emerging evidence of fundamental improvement in the commercial real estate sector as occupancy and rent levels appeared to reach bottom and begin to recover.

The top performers in the REIT market during the six-month period were apartment REITs, which generated returns of more than 20% as a group. Apartment owners benefited from a marked shift from home ownership to rentals amid unease about the deteriorating housing market, and they also enjoyed access to low-cost capital from government-sponsored mortgage guarantors Fannie Mae and Freddie Mac. Health care REITs, which offered the highest dividend yields in the REIT market, also posted double-digit gains during the period amid growing demand for higher-yielding investments. Retail REITs were mixed, however, as owners of regional malls produced robust returns, while shopping center REITs lagged.

The only two segments of the REIT market to decline for the six months were hotels and industrials. Volatility resulting from the uncertain economic outlook weighed on hotel REITs, while industrials faced concerns about leasing activity, development risks, and weak fundamentals.

Retail REITs Detracted

The Real Estate fund registered a solid gain for the six-month period but trailed the performance of its benchmark index. One of the key factors behind this underperformance was stock selection among retail REITs. Notable detractors included Developers Diversified Realty, which owns a mix of regional malls and shopping centers, and Kimco Realty, which focuses on community shopping centers. Both companies reported earnings that failed to meet expectations as retail sales and consumer confidence waned, leading to the highest shopping-center vacancy rate in nearly 20 years.

*All fund returns referenced in this commentary are for Investor Class shares. Total returns for periods less than one year are not annualized.

7

Real Estate

The biggest detractor in the portfolio during the period was Emeritus, which operates assisted-living facilities. Renewed weakness in the housing market caused concerns that individuals would be unable to sell their homes in order to move into assisted-living facilities. Another noteworthy detractor was title insurer PMI Group, which faced escalating losses resulting from a substantial increase in mortgage foreclosures.

Winners Among Offices and Apartments

Sector allocation contributed favorably to fund performance versus the benchmark, particularly an underweight position in the underperforming hotel segment and overweight positions in health care and apartment REITs, which outperformed during the period.

From a stock selection perspective, stock choices among office and apartment REITs added the most value to relative results during the six-month period. One of the best contributors was Digital Realty Trust, which owns and operates computer data centers. Strong demand for computing power, particularly the robust growth and increased sophistication of mobile computing, provided a boost to Digital Realty.

Other top contributors included HCP, a health care REIT, and apartment landlord AvalonBay Communities. HCP generated better-than-expected earnings thanks to above-average profit margins and a diversified portfolio of health care facilities. AvalonBay owns apartments in major metropolitan areas where the gap between the costs of renting versus home ownership is still relatively high despite the slump in the housing market. As a result, demand for its rental units was robust and profits exceeded expectations.

A Look Ahead

As we move into the final quarter of 2010, government policies designed to stimulate economic activity—including additional quantitative easing by the Federal Reserve and a potential extension of tax cuts by Congress—should bode well for stocks in general and REITs in particular. Within the REIT market, we could see a change in leadership as investors rotate into underperforming sectors that look attractive on a relative value basis. We also expect to see an increase in property acquisitions, as well as improved leasing activity for existing commercial real estate.

Our positioning for the portfolio reflects our generally optimistic economic outlook. We are emphasizing the more economically sensitive segments of the REIT market, including hotels and apartments, while underweighting defensive sectors such as health care and self-storage.

8

Real Estate

Top Ten Holdings
% of net assets as of 9/30/10
Simon Property Group, Inc.	10.0%
Vornado Realty Trust	4.9%
Equity Residential	4.7%
HCP, Inc.	4.6%
Public Storage	4.6%
Host Hotels & Resorts, Inc.	4.2%
Boston Properties, Inc.	4.1%
Kimco Realty Corp.	3.0%
Digital Realty Trust, Inc.	2.9%
AMB Property Corp.	2.8%

Industry Allocation
% of net assets as of 9/30/10
Specialized REITs	24.8%
Retail REITs	22.3%
Residential REITs	20.4%
Office REITs	17.5%
Diversified REITs	5.4%
Industrial REITs	5.4%
Real Estate Operating Companies	1.6%
Hotels, Resorts & Cruise Lines	0.9%
Diversified Real Estate Activities	0.7%
Cash and Equivalents*	1.0%
*Includes temporary cash investments and other assets and liabilities.

Types of Investments in Portfolio
% of net assets as of 9/30/10
Common Stocks	99.0%
Temporary Cash Investments	1.5%
Other Assets and Liabilities	(0.5)%

9

Shareholder Fee Example (Unaudited)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from April 1, 2010 to September 30, 2010.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. We will not charge the fee as long as you choose to manage your accounts exclusively online. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

10

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 4/1/10	Ending Account Value 9/30/10	Expenses Paid During Period* 4/1/10 – 9/30/10	Annualized Expense Ratio*
Actual
Investor Class	$1,000	$1,077.20	$6.09	1.17%
Institutional Class	$1,000	$1,078.20	$5.05	0.97%
A Class	$1,000	$1,075.80	$7.39	1.42%
B Class	$1,000	$1,071.60	$11.27	2.17%
C Class	$1,000	$1,072.20	$11.27	2.17%
R Class	$1,000	$1,074.60	$8.69	1.67%
Hypothetical
Investor Class	$1,000	$1,019.20	$5.92	1.17%
Institutional Class	$1,000	$1,020.21	$4.91	0.97%
A Class	$1,000	$1,017.95	$7.18	1.42%
B Class	$1,000	$1,014.19	$10.96	2.17%
C Class	$1,000	$1,014.19	$10.96	2.17%
R Class	$1,000	$1,016.70	$8.44	1.67%

*Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 183, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

11

Schedule of Investments
Real Estate

SEPTEMBER 30, 2010 (UNAUDITED)

	Shares	Value
Common Stocks — 99.0%
DIVERSIFIED REAL ESTATE ACTIVITIES — 0.7%
Brookfield Asset Management, Inc., Class A	227,300	$ 6,448,501
DIVERSIFIED REITs — 5.4%
Cousins Properties, Inc.	766,409	5,472,160
Vornado Realty Trust	538,532	46,060,642
		51,532,802
HOTELS, RESORTS & CRUISE LINES — 0.9%
Marriott International, Inc., Class A	249,800	8,950,334
INDUSTRIAL REITs — 5.4%
AMB Property Corp.	999,300	26,451,471
DuPont Fabros Technology, Inc.	244,993	6,161,574
ProLogis	1,603,623	18,890,679
		51,503,724
OFFICE REITs — 17.5%
Alexandria Real Estate Equities, Inc.	199,713	13,979,910
BioMed Realty Trust, Inc.	701,641	12,573,407
Boston Properties, Inc.	463,469	38,523,543
Corporate Office Properties Trust	190,412	7,104,272
Digital Realty Trust, Inc.	441,865	27,263,071
Duke Realty Corp.	1,795,397	20,808,651
Kilroy Realty Corp.	390,412	12,938,254
Mack-Cali Realty Corp.	612,147	20,023,328
SL Green Realty Corp.	188,656	11,947,584
		165,162,020
REAL ESTATE OPERATING COMPANIES — 1.6%
Brookfield Properties Corp.	687,200	10,665,344
Forest City Enterprises, Inc., Class A(1)	360,578	4,626,216
		15,291,560
RESIDENTIAL REITs — 20.4%
American Campus Communities, Inc.	533,802	16,248,933
Apartment Investment & Management Co., Class A	839,900	17,957,062
Associated Estates Realty Corp.	525,058	7,340,311
AvalonBay Communities, Inc.	252,626	26,255,420
Camden Property Trust	219,608	10,534,596
Equity LifeStyle Properties, Inc.	280,312	15,271,398
Equity Residential	930,200	44,249,614
Essex Property Trust, Inc.	189,984	20,791,849
Post Properties, Inc.	392,300	10,953,016
UDR, Inc.	1,093,431	23,093,262
		192,695,461
RETAIL REITs — 22.3%
Developers Diversified Realty Corp.	1,626,478	18,249,083
Equity One, Inc.	333,034	5,621,614
Federal Realty Investment Trust	104,223	8,510,850
Kimco Realty Corp.	1,804,903	28,427,222
Macerich Co. (The)	365,420	15,694,789
Pennsylvania Real Estate Investment Trust	419,823	4,979,101
Regency Centers Corp.	504,100	19,896,827
Simon Property Group, Inc.	1,017,874	94,397,635
Taubman Centers, Inc.	338,302	15,091,652
		210,868,773
SPECIALIZED REITs — 24.8%
Extra Space Storage, Inc.	580,726	9,314,845
HCP, Inc.	1,204,145	43,325,137
Health Care REIT, Inc.	221,862	10,502,947
Healthcare Realty Trust, Inc.	250,100	5,849,839
Hersha Hospitality Trust	1,500,486	7,772,517
Host Hotels & Resorts, Inc.	2,738,662	39,655,826
LaSalle Hotel Properties	106,520	2,491,503
Nationwide Health Properties, Inc.	613,972	23,742,297
Omega Healthcare Investors, Inc.	664,600	14,920,270
Pebblebrook Hotel Trust(1)	156,280	2,814,603
Public Storage	446,289	43,307,885
Sunstone Hotel Investors, Inc.(1)	665,663	6,037,563
U-Store-It Trust	373,749	3,120,804
Ventas, Inc.	420,401	21,680,080
		234,536,116
TOTAL COMMON STOCKS(Cost $673,614,316)		936,989,291

12

Real Estate

Shares	Value
Temporary Cash Investments — 1.5%
JPMorgan U.S. Treasury Plus Money Market Fund Agency Shares	16,901	$ 16,901
Repurchase Agreement, Goldman Sachs Group, Inc., (collateralized by various U.S. Treasury obligations, 4.875%, 7/31/11, valued at $13,967,120), in a joint trading account at 0.10%, dated 9/30/10, due 10/1/10 (Delivery value $13,700,038)		13,700,000
TOTAL TEMPORARY CASH INVESTMENTS (Cost $13,716,901)		13,716,901
TOTAL INVESTMENT SECURITIES — 100.5% (Cost $687,331,217)		950,706,192
OTHER ASSETS AND LIABILITIES — (0.5)%		(4,634,749)
TOTAL NET ASSETS — 100.0%		$946,071,443

Notes to Schedule of Investments

REIT = Real Estate Investment Trust

(1)	Non-income producing.

See Notes to Financial Statements

13

Statement of Assets and Liabilities

SEPTEMBER 30, 2010 (UNAUDITED)
Assets
Investment securities, at value (cost of $687,331,217)	$950,706,192
Receivable for investments sold	26,565,466
Receivable for capital shares sold	1,026,410
Dividends and interest receivable	2,047,043
980,345,111

Liabilities
Payable for investments purchased	29,074,099
Payable for capital shares redeemed	4,302,952
Accrued management fees	867,579
Service fees (and distribution fees — A Class and R Class) payable	28,297
Distribution fees payable	741
34,273,668

Net Assets	$946,071,443

Net Assets Consist of:
Capital (par value and paid-in surplus)	$1,390,409,803
Undistributed net investment income	441,059
Accumulated net realized loss on investment and foreign currency transactions	(708,155,116)
Net unrealized appreciation on investments and translation of assets and liabilities in foreign currencies	263,375,697
$946,071,443

	Net assets	Shares outstanding	Net asset value per share
Investor Class, $0.01 Par Value	$557,688,452	32,979,714	$16.91
Institutional Class, $0.01 Par Value	$255,741,097	15,102,512	$16.93
A Class, $0.01 Par Value	$130,758,046	7,721,235	$16.93	*
B Class, $0.01 Par Value	$83,497	4,958	$16.84
C Class, $0.01 Par Value	$1,199,437	71,156	$16.86
R Class, $0.01 Par Value	$600,914	35,564	$16.90

*Maximum offering price $17.96 (net asset value divided by 0.9425)

See Notes to Financial Statements.

14

Statement of Operations

FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2010 (UNAUDITED)
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $14,213)	$10,795,262
Interest	5,821
10,801,083

Expenses:
Management fees	5,272,799
Distribution fees:
B Class	305
C Class	4,032
Service fees:
B Class	102
C Class	1,344
Distribution and service fees:
A Class	170,530
R Class	1,322
Directors’ fees and expenses	16,819
Other expenses	62,529
5,529,782

Net investment income (loss)	5,271,301

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on investment and foreign currency transactions	93,746,136
Change in net unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	(30,626,145)

Net realized and unrealized gain (loss)	63,119,991

Net Increase (Decrease) in Net Assets Resulting from Operations	$68,391,292

See Notes to Financial Statements.

15

Statement of Changes in Net Assets

SIX MONTHS ENDED SEPTEMBER 30, 2010 (UNAUDITED) AND YEAR ENDED MARCH 31, 2010
Increase (Decrease) in Net Assets	September 30, 2010	March 31, 2010
Operations
Net investment income (loss)	$5,271,301	$18,091,621
Net realized gain (loss)	93,746,136	47,877,830
Change in net unrealized appreciation (depreciation)	(30,626,145)	476,236,140
Net increase (decrease) in net assets resulting from operations	68,391,292	542,205,591

Distributions to Shareholders
From net investment income:
Investor Class	(3,396,383)	(12,367,077)
Institutional Class	(1,755,352)	(4,550,792)
A Class	(633,777)	(2,618,436)
B Class	(140)	(820)
C Class	(1,838)	(8,551)
R Class	(2,033)	(5,149)
Decrease in net assets from distributions	(5,789,523)	(19,550,825)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions	(51,656,642)	(138,672,672)

Net increase (decrease) in net assets	10,945,127	383,982,094

Net Assets
Beginning of period	935,126,316	551,144,222
End of period	$946,071,443	$935,126,316

Undistributed net investment income	$441,059	$959,281

See Notes to Financial Statements.

16

Notes to Financial Statements

SEPTEMBER 30, 2010 (UNAUDITED)

1. Organization and Summary of Significant Accounting Policies

Organization — American Century Capital Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company and is organized as a Maryland corporation. Real Estate Fund (the fund) is one fund in a series issued by the corporation. The fund is nondiversified under the 1940 Act. The fund’s investment objective is to seek high total investment return through a combination of capital appreciation and current income. The fund pursues its objective by investing primarily in securities issued by real estate investment trusts and in the securities of companies which are principally engaged in the real estate industry. The following is a summary of the fund’s significant accounting policies.

Multiple Class — The fund is authorized to issue the Investor Class, the Institutional Class, the A Class, the B Class, the C Class and the R Class. The A Class may incur an initial sales charge. The A Class, B Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Security Valuations — Securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official close price. Investments in open-end management investment companies are valued at the reported net asset value. Discount notes may be valued through a commercial pricing service or at amortized cost, which approximates fair value. Securities traded on foreign securities exchanges and over-the-counter markets are normally completed before the close of business on days that the New York Stock Exchange (the Exchange) is open and may also take place on days when the Exchange is not open. If an event occurs after the value of a security was established but before the net asset value per share was determined that was likely to materially change the net asset value, that security would be valued as determined in accordance with procedures adopted by the Board of Directors. If the fund determines that the market price of a portfolio security is not readily available, or that the valuation methods mentioned above do not reflect the security’s fair value, such security is valued as determined by the Board of Directors or its designee, in accordance with procedures adopted by the Board of Directors, if such determination would materially impact a fund’s net asset value. Certain other circumstances may cause the fund to use alternative procedures to value a security such as: a security has been declared in default; trading in a security has been halted during the trading day; or there is a foreign market holiday and no trading will commence.

Security Transactions — For financial reporting purposes, security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund estimates the components of distributions received that may be considered nontaxable distributions or capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

17

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. For assets and liabilities, other than investments in securities, net realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates.

Net realized and unrealized foreign currency exchange gains or losses occurring during the holding period of investment securities are a component of net realized gain (loss) on investment transactions and net unrealized appreciation (depreciation) on investments, respectively. Certain countries may impose taxes on the contract amount of purchases and sales of foreign currency contracts in their currency. The fund records the foreign tax expense, if any, as a reduction to the net realized gain (loss) on foreign currency transactions.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. The fund is no longer subject to examination by tax authorities for years prior to 2007. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Accordingly, no provision has been made for federal or state income taxes.

Distributions to Shareholders — Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income are declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

Use of Estimates — The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

18

2. Fees and Transactions with Related Parties

Management Fees — The corporation has entered into a Management Agreement (the Agreement) with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The Agreement provides that all expenses of managing and operating the fund, except brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of the specific class of shares of the fund and paid monthly in arrears. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that have very similar investment teams and investment strategies (strategy assets). The annual management fee schedule for the fund ranges from 1.05% to 1.20% for the Investor Class, A Class, B Class, C Class and R Class. The Institutional Class is 0.20% less at each point within the range. The effective annual management fee for each class for the six months ended September 30, 2010 was 1.16% for the Investor Class, A Class, B Class, C Class and R Class and 0.96% for the Institutional Class.

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, B Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay American Century Investment Services, Inc. (ACIS) an annual distribution and service fee of 0.25%. The plans provide that the B Class and C Class will each pay ACIS an annual distribution fee of 0.75% and service fee of 0.25%. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the six months ended September 30, 2010, are detailed in the Statement of Operations.

Related Parties — Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC), the parent of the corporation’s investment advisor, ACIM, the distributor of the corporation, ACIS, and the corporation’s transfer agent, American Century Services, LLC.

The fund is eligible to invest in a money market fund for temporary purposes, which is managed by J.P. Morgan Investment Management, Inc. (JPMIM). The fund has a Mutual Funds Services Agreement with J.P. Morgan Investor Services Co. (JPMIS) and a securities lending agreement with JPMorgan Chase Bank (JPMCB). JPMCB is a custodian of the fund. JPMIM, JPMIS and JPMCB are wholly owned subsidiaries of JPMorgan Chase & Co. (JPM). JPM is an equity investor in ACC.

3. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the six months ended September 30, 2010, were $1,150,941,013 and $1,204,720,012, respectively.

19

4. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Six months ended September 30, 2010		Year ended March 31, 2010
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	125,000,000		125,000,000
Sold	5,762,040	$ 94,733,602	13,756,354	$ 163,922,813
Issued in reinvestment of distributions	184,335	3,165,227	882,720	10,795,798
Redeemed	(8,774,503)	(142,589,202)	(25,186,666)	(300,987,364)
	(2,828,128)	(44,690,373)	(10,547,592)	(126,268,753)
Institutional Class/Shares Authorized	50,000,000		50,000,000
Sold	2,890,918	47,367,997	4,434,279	53,898,381
Issued in reinvestment of distributions	100,957	1,734,341	290,226	3,669,953
Redeemed	(2,440,758)	(40,101,728)	(3,562,186)	(42,977,266)
	551,117	9,000,610	1,162,319	14,591,068
A Class/Shares Authorized	40,000,000		50,000,000
Sold	1,467,939	24,225,124	3,722,369	45,104,605
Issued in reinvestment of distributions	36,428	627,278	208,901	2,564,343
Redeemed	(2,511,563)	(41,081,462)	(6,031,790)	(75,038,635)
	(1,007,196)	(16,229,060)	(2,100,520)	(27,369,687)
B Class/Shares Authorized	5,000,000		10,000,000
Sold	104	1,748	2,736	34,074
Issued in reinvestment of distributions	8	140	70	811
Redeemed	(944)	(15,444)	(2,216)	(24,955)
	(832)	(13,556)	590	9,930
C Class/Shares Authorized	5,000,000		10,000,000
Sold	14,061	234,485	51,478	594,273
Issued in reinvestment of distributions	102	1,769	621	7,537
Redeemed	(5,385)	(82,782)	(32,603)	(385,093)
	8,778	153,472	19,496	216,717
R Class/Shares Authorized	5,000,000		10,000,000
Sold	10,038	165,305	21,462	271,578
Issued in reinvestment of distributions	116	2,007	401	5,031
Redeemed	(2,717)	(45,047)	(10,050)	(128,556)
	7,437	122,265	11,813	148,053
Net increase (decrease)	(3,268,824)	$ (51,656,642)	(11,453,894)	$(138,672,672)

20

5. Fair Value Measurements

The fund’s securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical securities;

•
Level 2 valuation inputs consist of significant direct or indirect observable market data (including quoted prices for similar securities, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.); or

•	Level 3 valuation inputs consist of significant unobservable inputs (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the valuation inputs used to determine the fair value of the fund’s securities as of September 30, 2010. The Schedule of Investments provides additional details on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Investment Securities
Common Stocks	$936,989,291	—	—
Temporary Cash Investments	16,901	$13,700,000	—
Total Value of Investment Securities	$937,006,192	$13,700,000	—

6. Risk Factors

The fund concentrates its investments in a narrow segment of the total market. Because of this, the fund is subject to certain additional risks as compared to investing in a more diversified portfolio of investments. The fund may be subject to certain risks similar to those associated with direct investment in real estate including but not limited to: local or regional economic conditions, changes in zoning laws, changes in property values, property tax increases, overbuilding, increased competition, environmental contamination, natural disasters, and interest rate risk.

7. Interfund Lending

The fund, along with certain other funds in the American Century Investments family of funds, may participate in an interfund lending program, pursuant to an Exemptive Order issued by the Securities and Exchange Commission (SEC). This program provides an alternative credit facility allowing the fund to borrow from or lend to other funds in the American Century Investments family of funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. The interfund loan rate earned/paid on interfund lending transactions is determined daily based on the average of certain current market rates. Interfund lending transactions normally extend only overnight, but can have a maximum duration of seven days. The program is subject to annual approval by the Board of Directors. During the six months ended September 30, 2010, the fund did not utilize the program.

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8. Federal Tax Information

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of September 30, 2010, the components of investments for federal income tax purposes were as follows:

Federal tax cost of investments	$796,162,604
Gross tax appreciation of investments	$158,783,009
Gross tax depreciation of investments	(4,239,421)
Net tax appreciation (depreciation) of investments	$154,543,588

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

As of March 31, 2010, the fund had accumulated capital losses of $(676,594,036), which represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations. Capital loss carryovers of $(206,620,499) and $(469,973,537) expire in 2017 and 2018, respectively.

The fund has elected to treat $(502,405) of net capital losses incurred in the five-month period ended March 31, 2010, as having been incurred in the following fiscal year for federal income tax purposes.

22

Financial Highlights
Real Estate

Investor Class
For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
	2010(1)		2010	2009	2008	2007	2006
Per-Share Data
Net Asset Value, Beginning of Period	$15.79		$7.80	$21.67	$31.37	$29.00	$23.24
Income From Investment Operations
Net Investment Income (Loss)(2)	0.09		0.28	0.46	0.43	0.53	0.53
Net Realized and Unrealized Gain (Loss)	1.13		8.01	(13.91)	(5.53)	5.70	8.44
Total From Investment Operations	1.22		8.29	(13.45)	(5.10)	6.23	8.97
Distributions
From Net Investment Income	(0.10)		(0.30)	(0.42)	(0.51)	(0.49)	(0.49)
From Net Realized Gains	—		—	—	(4.09)	(3.37)	(2.72)
Total Distributions	(0.10)		(0.30)	(0.42)	(4.60)	(3.86)	(3.21)
Net Asset Value, End of Period	$16.91		$15.79	$7.80	$21.67	$31.37	$29.00

Total Return(3)	7.72%		107.30%	(62.80)%	(16.60)%	22.02%	40.65%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	1.17	%(4)	1.16%	1.15%	1.14%	1.13%	1.15%
Ratio of Net Investment Income (Loss) to Average Net Assets	1.09	%(4)	2.24%	2.87%	1.60%	1.72%	2.00%
Portfolio Turnover Rate	122%		236%	109%	153%	197%	177%
Net Assets, End of Period (in thousands)	$557,688		$565,463	$361,510	$864,011	$1,590,428	$986,526

(1)	Six months ended September 30, 2010 (unaudited).
(2)	Computed using average shares outstanding throughout the period.
(3)
Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. Total returns are calculated based on the net asset value of the last business day.

(4)	Annualized.

See Notes to Financial Statements.

23

Real Estate

Institutional Class
For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
	2010(1)		2010	2009	2008	2007	2006
Per-Share Data
Net Asset Value, Beginning of Period	$15.81		$7.81	$21.71	$31.41	$29.03	$23.25
Income From Investment Operations
Net Investment Income (Loss)(2)	0.11		0.30	0.50	0.48	0.59	0.59
Net Realized and Unrealized Gain (Loss)	1.13		8.03	(13.94)	(5.54)	5.71	8.45
Total From Investment Operations	1.24		8.33	(13.44)	(5.06)	6.30	9.04
Distributions
From Net Investment Income	(0.12)		(0.33)	(0.46)	(0.55)	(0.55)	(0.54)
From Net Realized Gains	—		—	—	(4.09)	(3.37)	(2.72)
Total Distributions	(0.12)		(0.33)	(0.46)	(4.64)	(3.92)	(3.26)
Net Asset Value, End of Period	$16.93		$15.81	$7.81	$21.71	$31.41	$29.03

Total Return(3)	7.82%		107.71%	(62.73)%	(16.44)%	22.27%	40.99%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	0.97	%(4)	0.96%	0.95%	0.94%	0.93%	0.95%
Ratio of Net Investment Income (Loss) to Average Net Assets	1.29	%(4)	2.44%	3.07%	1.80%	1.92%	2.20%
Portfolio Turnover Rate	122%		236%	109%	153%	197%	177%
Net Assets, End of Period (in thousands)	$255,741		$230,109	$104,565	$200,982	$379,044	$242,745

(1)	Six months ended September 30, 2010 (unaudited).
(2)	Computed using average shares outstanding throughout the period.
(3)
Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. Total returns are calculated based on the net asset value of the last business day.

(4)	Annualized.

See Notes to Financial Statements.

24

Real Estate

A Class(1)
For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
	2010(2)		2010	2009	2008	2007	2006
Per-Share Data
Net Asset Value, Beginning of Period	$15.81		$7.81	$21.69	$31.41	$29.04	$23.26
Income From Investment Operations
Net Investment Income (Loss)(3)	0.07		0.24	0.42	0.36	0.45	0.46
Net Realized and Unrealized Gain (Loss)	1.13		8.02	(13.94)	(5.53)	5.71	8.46
Total From Investment Operations	1.20		8.26	(13.52)	(5.17)	6.16	8.92
Distributions
From Net Investment Income	(0.08)		(0.26)	(0.36)	(0.46)	(0.42)	(0.42)
From Net Realized Gains	—		—	—	(4.09)	(3.37)	(2.72)
Total Distributions	(0.08)		(0.26)	(0.36)	(4.55)	(3.79)	(3.14)
Net Asset Value, End of Period	$16.93		$15.81	$7.81	$21.69	$31.41	$29.04

Total Return(4)	7.58%		106.76%	(62.88)%	(16.84)%	21.70%	40.37%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	1.42	%(5)	1.41%	1.40%	1.39%	1.38%	1.40%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.84	%(5)	1.99%	2.62%	1.35%	1.47%	1.75%
Portfolio Turnover Rate	122%		236%	109%	153%	197%	177%
Net Assets, End of Period (in thousands)	$130,758		$138,037	$84,568	$253,419	$488,277	$331,329

(1)	Prior to September 4, 2007, the A Class was referred to as the Advisor Class.
(2)	Six months ended September 30, 2010 (unaudited).
(3)	Computed using average shares outstanding throughout the period.
(4)
Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges. Total returns for periods less than one year are not annualized. Total returns are calculated based on the net asset value of the last business day.

(5)	Annualized.

See Notes to Financial Statements.

25

Real Estate

B Class
For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
	2010(1)		2010	2009	2008(2)
Per-Share Data
Net Asset Value, Beginning of Period	$15.74		$7.77	$21.62	$29.12
Income From Investment Operations
Net Investment Income (Loss)(3)	0.01		0.16	0.37	0.14
Net Realized and Unrealized Gain (Loss)	1.12		7.97	(13.93)	(3.42)
Total From Investment Operations	1.13		8.13	(13.56)	(3.28)
Distributions
From Net Investment Income	(0.03)		(0.16)	(0.29)	(0.13)
From Net Realized Gains	—		—	—	(4.09)
Total Distributions	(0.03)		(0.16)	(0.29)	(4.22)
Net Asset Value, End of Period	$16.84		$15.74	$7.77	$21.62

Total Return(4)	7.16%		105.35%	(63.17)%	(11.57)%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	2.17	%(5)	2.16%	2.15%	2.14	%(5)
Ratio of Net Investment Income (Loss) to Average Net Assets	0.09	%(5)	1.24%	1.87%	1.17	%(5)
Portfolio Turnover Rate	122%		236%	109%	153	%(6)
Net Assets, End of Period (in thousands)	$83		$91	$40	$33

(1)	Six months ended September 30, 2010 (unaudited).
(2)	September 28, 2007 (commencement of sale) through March 31, 2008.
(3)	Computed using average shares outstanding throughout the period.
(4)
Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges. Total returns for periods less than one year are not annualized. Total returns are calculated based on the net asset value of the last business day.

(5)	Annualized.
(6)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended March 31, 2008.

See Notes to Financial Statements.

26

Real Estate

C Class
For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
	2010(1)		2010	2009	2008(2)
Per-Share Data
Net Asset Value, Beginning of Period	$15.75		$7.78	$21.62	$29.12
Income From Investment Operations
Net Investment Income (Loss)(3)	0.01		0.14	0.35	0.13
Net Realized and Unrealized Gain (Loss)	1.13		7.99	(13.90)	(3.41)
Total From Investment Operations	1.14		8.13	(13.55)	(3.28)
Distributions
From Net Investment Income	(0.03)		(0.16)	(0.29)	(0.13)
From Net Realized Gains	—		—	—	(4.09)
Total Distributions	(0.03)		(0.16)	(0.29)	(4.22)
Net Asset Value, End of Period	$16.86		$15.75	$7.78	$21.62

Total Return(4)	7.22%		105.21%	(63.12)%	(11.57)%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	2.17	%(5)	2.16%	2.15%	2.14	%(5)
Ratio of Net Investment Income (Loss) to Average Net Assets	0.09	%(5)	1.24%	1.87%	1.15	%(5)
Portfolio Turnover Rate	122%		236%	109%	153	%(6)
Net Assets, End of Period (in thousands)	$1,199		$983	$334	$62

1)	Six months ended September 30, 2010 (unaudited).
(2)	September 28, 2007 (commencement of sale) through March 31, 2008.
(3)	Computed using average shares outstanding throughout the period.
(4)
Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges. Total returns for periods less than one year are not annualized. Total returns are calculated based on the net asset value of the last business day.

(5)	Annualized.
(6)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended March 31, 2008.

See Notes to Financial Statements.

27

Real Estate

R Class
For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
	2010(1)		2010	2009	2008(2)
Per-Share Data
Net Asset Value, Beginning of Period	$15.78		$7.79	$21.65	$29.12
Income From Investment Operations
Net Investment Income (Loss)(3)	0.05		0.21	0.44	0.19
Net Realized and Unrealized Gain (Loss)	1.13		8.01	(13.96)	(3.41)
Total From Investment Operations	1.18		8.22	(13.52)	(3.22)
Distributions
From Net Investment Income	(0.06)		(0.23)	(0.34)	(0.16)
From Net Realized Gains	—		—	—	(4.09)
Total Distributions	(0.06)		(0.23)	(0.34)	(4.25)
Net Asset Value, End of Period	$16.90		$15.78	$7.79	$21.65

Total Return(4)	7.46%		106.38%	(62.98)%	(11.37)%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	1.67	%(5)	1.66%	1.65%	1.64	%(5)
Ratio of Net Investment Income (Loss) to Average Net Assets	0.59	%(5)	1.74%	2.37%	1.65	%(5)
Portfolio Turnover Rate	122%		236%	109%	153	%(6)
Net Assets, End of Period (in thousands)	$601		$444	$127	$26

(1)	Six months ended September 30, 2010 (unaudited).
(2)	September 28, 2007 (commencement of sale) through March 31, 2008.
(3)	Computed using average shares outstanding throughout the period.
(4)
Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. Total returns are calculated based on the net asset value of the last business day.

(5)	Annualized.
(6)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended March 31, 2008.

See Notes to Financial Statements.

28

Proxy Voting Results

A special meeting of shareholders was held on June 16, 2010 and June 30, 2010, to vote on the following proposals.  Each proposal received the required number of votes and was adopted.  A summary of voting results is listed below each proposal.

Proposal 1:

To elect one Director to the Board of Directors of American Century Capital Portfolios, Inc. (the proposal was voted on by all shareholders of funds issued by American Century Capital Portfolios, Inc.):

John R. Whitten	For:	8,909,100,602
	Withhold:	464,054,213
	Abstain:	0
	Broker Non-Vote:	0

The other directors whose term of office continued after the meeting include Jonathan S. Thomas, Thomas A. Brown, Andrea C. Hall, James A. Olson, Donald H. Pratt, and M. Jeannine Strandjord.

Proposal 2:

To approve a management agreement between the fund and American Century Investment Management, Inc.:

Investor, A, B, C and R Classes	For:	371,289,598
	Against:	6,062,537
	Abstain:	10,928,353
	Broker Non-Vote:	67,639,103

Institutional Class	For:	98,232,018
	Against:	3,590,737
	Abstain:	8,824,170
	Broker Non-Vote:	4,048,259

Proposal 3:

To approve an amendment to the Articles of Incorporation to limit certain director liability to the extent permitted by Maryland law (the proposal was voted on by all shareholders of funds issued by American Century Capital Portfolios, Inc.):

For:	7,171,505,354
Against:	434,482,700
Abstain:	468,352,741
Broker Non-Vote:	1,298,814,021

29

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs, or 403(b), 457 and qualified plans are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

Proxy Voting Guidelines

American Century Investment Management, Inc., the fund’s investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

30

Index Definitions

The following indices are used to illustrate investment market, sector, or style performance or to serve as fund performance comparisons. They are not investment products available for purchase.

The Morgan Stanley Capital International U.S. Real Estate Investment Trust (MSCI U.S. REIT) Index broadly and fairly represents the equity REIT opportunity set with proper investability screens to ensure that the index is investable and replicable. The index represents approximately 85% of the U.S. REIT universe.

The Russell 1000® Index is a market-capitalization weighted, large-cap index created by Frank Russell Company to measure the performance of the 1,000 largest publicly traded U.S. companies, based on total market capitalization.

The Russell 1000® Growth Index measures the performance of those Russell 1000 Index companies (the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The Russell 1000® Value Index measures the performance of those Russell 1000 Index companies (the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The Russell 2000® Index is a market-capitalization weighted index created by Frank Russell Company to measure the performance of the 2,000 smallest of the 3,000 largest publicly traded U.S. companies, based on total market capitalization.

The Russell 2000® Growth Index measures the performance of those Russell 2000 Index companies (the 2,000 smallest of the 3,000 largest publicly traded U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The Russell 2000® Value Index measures the performance of those Russell 2000 Index companies (the 2,000 smallest of the 3,000 largest publicly traded U.S. companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The Russell Midcap® Index measures the performance of the 800 smallest of the 1,000 largest publicly traded U.S. companies, based on total market capitalization.

The Russell Midcap® Growth Index measures the performance of those Russell Midcap Index companies (the 800 smallest of the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

31

The Russell Midcap® Value Index measures the performance of those Russell Midcap Index companies (the 800 smallest of the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The S&P 500 Index is a market value-weighted index of the stocks of 500 publicly traded U.S. companies chosen for market size, liquidity, and industry group representation that are considered to be leading firms in dominant industries. Each stock’s weight in the index is proportionate to its market value. Created by Standard & Poor’s, it is considered to be a broad measure of U.S. stock market performance.

32

Contact Us

americancentury.com

Automated Information Line	1-800-345-8765

Investor Services Representative	1-800-345-2021 or 816-531-5575

Investors Using Advisors	1-800-378-9878

Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533

Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488

Telecommunications Device for the Deaf	1-800-634-4113

American Century Capital Portfolios, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

American Century Investment Services, Inc., Distributor

©2010 American Century Proprietary Holdings, Inc. All rights reserved.

1011
CL-SAN-69822

Semiannual Report September 30, 2010

American Century Investments®
Small Cap Value Fund

President’s Letter	2
Independent Chairman’s Letter	3
Market Perspective	4
U.S. Stock Index Returns	4

Small Cap Value

Performance	5
Portfolio Commentary	7
Top Ten Holdings	9
Top Five Industries	9
Types of Investments in Portfolio	9

Shareholder Fee Example	10

Financial Statements

Schedule of Investments	12
Statement of Assets and Liabilities	19
Statement of Operations	20
Statement of Changes in Net Assets	21
Notes to Financial Statements	22
Financial Highlights	28

Other Information

Proxy Voting Results	33
Additional Information	34
Index Definitions	35

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

   Jonathan Thomas

Dear Investor:

To learn more about the capital markets, your investment, and the portfolio management strategies American Century Investments provides, we encourage you to review this shareholder report for the financial reporting period ended September 30, 2010.

On the following pages, you will find investment performance and portfolio information, presented with the expert perspective and commentary of our portfolio management team. This report remains one of our most important vehicles for conveying the information you need about your investment performance, and about the market factors and strategies that affect fund returns. For additional information on the markets, we encourage you to visit the “Insights & News” tab at our Web site, americancentury.com, for updates and further expert commentary.

The top of our Web site’s home page also provides a link to “Our Story,” which, first and foremost, outlines our commitment—since 1958—to helping clients reach their financial goals. We believe strongly that we will only be successful when our clients are successful. That’s who we are.

Another important, unique facet of our story and who we are is “Profits with a Purpose,” which describes our bond with the Stowers Institute for Medical Research (SIMR). SIMR is a world-class biomedical organization—founded by our company founder James E. Stowers, Jr. and his wife Virginia—that is dedicated to researching the causes, treatment, and prevention of gene-based diseases, including cancer. Through American Century Investments’ private ownership structure, more than 40% of our profits support SIMR.

Mr. Stowers’ example of achieving financial success and using that platform to help humanity motivates our entire American Century Investments team. His story inspires us to help each of our clients achieve success. Thank you for sharing your financial journey with us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Independent Chairman’s Letter

   Don Pratt

Dear Fellow Shareholders,

As regulators and the markets continue to sort out the events of the credit crisis, a consistent theme has been that financial services firms should re-examine their risk management practices. Risk management has been a regular part of American Century Investments’ activities for many years. However, recently American Century and your mutual fund board have been spending additional time focusing on our risk oversight processes.

The board’s efforts are now organized around three categories of risk: investment risk, operational risk, and enterprise risk. This approach has facilitated a realignment of many risk oversight tasks that the board has historically conducted. Investment risk tasks include a review of portfolio risk, monitoring the use of derivatives, and performance assessment. Operational risk focuses on compliance, valuation, shareholder services, and trading activities. Enterprise risk addresses the financial condition of the advisor, human resource development, and reputational risks. Risk oversight tasks are addressed in every quarterly board meeting, and a review of the advisor’s entire risk management program is undertaken annually. We acknowledge and support the approach that American Century Investments takes to its risk management responsibilities. While the board has refocused its efforts in this important oversight area, we recognize that risk oversight is a journey and we expect to continue to improve our processes.

Our September quarterly board meeting was held in the New York offices of American Century Investments. This gave the directors an opportunity to meet with the portfolio management teams for each of the global and international funds overseen by the board. Each team uses sophisticated investment tools and daily risk analysis in managing client assets. We also were impressed with the “bench strength” that has been developed under the leadership of the Global and Non-U.S. Equity CIO Mark Kopinski. These face-to-face meetings provide an opportunity for the directors—working on behalf of shareholders—to validate the advisor’s efforts and the investment management approach being followed.

I thank you for your continued confidence in American Century during this turbulent time in the economy and investment markets. If you have thoughts or questions you would like to share with the board send them to me at dhpratt@fundboardchair.com.

Best regards,

Don Pratt

3

Market Perspective

By Phil Davidson, Chief Investment Officer, U.S. Value Equity

Mixed Results for U.S. Stocks

U.S. stocks were mixed but generally lower for the six months ended September 30, 2010, as market volatility increased notably. The key factor driving this volatility was increased uncertainty regarding the U.S. economic recovery, which appeared to wane following the robust growth rate it experienced in the last half of 2009.

Evidence of slowing economic activity during the six-month period included a slowdown in the manufacturing sector, further deterioration in the housing market, persistently high unemployment, and a decline in retail sales. In addition, sovereign debt problems in Europe also led to concerns about the impact of a potential fiscal crisis on global economic growth. The combination sent stocks into a tailspin in the second quarter of 2010.

The equity market rebounded in the third quarter, with the bulk of the rally occurring in September—the highest monthly return for stocks since April 2009. The Federal Reserve indicated that it would reinstate the quantitative easing measures used to stimulate economic growth in 2009, and the market rallied in the hope that these efforts would resuscitate the economic recovery. Despite a strong finish, the broad equity indices fell slightly for the six months, although mid- and small-cap issues posted modestly positive results (see the table below).

Value Stocks Lagged

Value stocks underperformed their growth-oriented counterparts across all market capitalizations during the six-month period. The primary reason was the lagging performance of the financial sector, which is the largest component in most value indices. Financial companies continued to struggle with high unemployment, continued weakness in the housing market, growing loan delinquencies and defaults, and uncertainty regarding the impact of recent financial reform legislation.

On the positive side, the recent trend of rising dividend payouts remained supportive for value stocks. The growth in dividends reflected both a significant recovery in corporate earnings (excluding financials) over the past year and increasingly healthy balance sheets. The question going forward is whether companies can sustain this level of profitability and financial strength in a slow-growth economic environment.

U.S. Stock Index Returns
For the six months ended September 30, 2010*
Russell 1000 Index (Large-Cap)	–1.21%	Russell 2000 Index (Small-Cap)	0.25%
Russell 1000 Growth Index	–0.27%	Russell 2000 Growth Index	2.43%
Russell 1000 Value Index	–2.14%	Russell 2000 Value Index	–1.90%
Russell Midcap Index	2.12%	*Total returns for periods less than one year are not annualized.
Russell Midcap Growth Index	2.95%
Russell Midcap Value Index	1.40%

4

Performance
Small Cap Value

Total Returns as of September 30, 2010
				Average Annual Returns
	Ticker Symbol	6 months(1)	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	ASVIX	-1.41%	13.97%	4.34%	11.28%	11.15%	7/31/98
Russell 2000 Value Index	—	-1.90%	11.84%	0.73%	7.72%	7.04%	—
Institutional Class	ACVIX	-1.31%	14.25%	4.54%	11.50%	11.93%	10/26/98
A Class(2) No sales charge* With sales charge*	ACSCX	-1.53% -7.21%	13.79% 7.30%	4.09% 2.86%	11.02% 10.36%	12.20% 11.58%	12/31/99
C Class No sales charge* With sales charge*	ASVNX	-1.87% -2.85%	— —	— —	— —	3.42%(1) 2.42%(1)	3/1/10
R Class	ASVRX	-1.65%	—	—	—	3.79%(1)	3/1/10

*	Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge for equity funds and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1)	Total returns for periods less than one year are not annualized.
(2)	Prior to March 1, 2010, the A Class was referred to as the Advisor Class and did not have a front-end sales charge. Performance prior to that date has been adjusted to reflect this charge.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. Historically, small company stocks have been more volatile than the stocks of larger, more established companies. The fund’s performance may be affected by investments in initial public offerings.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

5

Small Cap Value

Growth of $10,000 Over 10 Years
$10,000 investment made September 30, 2000

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	A Class	C Class	R Class
1.42%	1.22%	1.67%	2.42%	1.92%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. Historically, small company stocks have been more volatile than the stocks of larger, more established companies. The fund’s performance may be affected by investments in initial public offerings.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

6

Portfolio Commentary
Small Cap Value

Portfolio Managers: Ben Giele and James Pitman

Performance Summary

Small Cap Value declined -1.41%* for the six months ended September 30, 2010. By comparison, its benchmark, the Russell 2000 Value Index, dropped -1.90%. The portfolio’s returns reflect operating expenses while the index’s returns do not. The Lipper Small-Cap Value Funds Index, which includes operating expenses, fell -0.64%.**

Stocks suffered steep declines during the first three months of the reporting period as investors, unsettled by the debt crisis in Europe and softer-than-expected U.S. economic news, fled into defensive investments such as U.S. Treasuries and utilities. However, in spite of continued economic uncertainty, stock prices rose once the turmoil in Europe moderated. Counter-intuitively, both higher-risk and higher-yielding securities outperformed. Higher-risk stocks were in favor as fears of a double-dip recession eased, while investors continued to favor higher-yielding securities because of very low interest rates. Against this backdrop, Small Cap Value’s investments in the energy, information technology, and health care sectors enhanced relative performance. Holdings in the consumer discretionary and industrials sectors detracted.

We carefully manage this portfolio for long-term results. Since Small Cap Value’s inception on July 31, 1998, the portfolio has produced an average annual return of 11.15%, outpacing the returns of the Russell 2000 Value Index and the Lipper Small-Cap Value Funds Index for the same period (see performance information on pages 5-6 and the footnotes below).

Energy Boosted Performance

The energy sector—a source of significant weakness for the benchmark—contributed to results on both an absolute and relative basis. Specifically, the portfolio benefited from security selection among oil and gas companies. A notable contributor was exploration company Mariner Energy. Its stock price rose after independent oil and gas producer Apache Corp. announced it would buy the company in a deal valued at nearly $4 billion. Share prices for several other offshore oil and gas companies rose in conjunction with the Mariner-Apache deal, including W&T Offshore, one of the portfolio’s largest holdings.

Information Technology Contributed

Strong stock selection across the information technology sector added to relative results. The software industry was a significant source of strength. Quest Software, a developer of enterprise management solutions, was the portfolio’s top contributor. The company continued to execute well on its business plan. It has experienced solid top-line revenue growth and successfully trimmed expenses, resulting in better-than-expected profitability.

*	All fund returns referenced in this commentary are for Investor Class shares. Total returns for periods less than one year are not annualized.

**	The Lipper Small-Cap Value Funds Index returned 13.43%, 1.95%, 8.40% and 7.67% for the one-, five-, ten-year and since inception periods ended September 30, 2010, respectively.

7

Small Cap Value

Another notable contributor was Sybase, a maker of mobile and database software. Its shares increased on news that software company SAP AG agreed to buy it for approximately $5.8 billion. The acquisition was completed during the reporting period.

Small Cap Value also benefited from a position in Motricity, a provider of wireless data services. We added the stock to the portfolio during its initial public offering (IPO) because of the company’s international growth prospects.

Health Care Added Value

Security selection among biotechnology companies was a plus. The portfolio benefited from a position in Talecris Biotherapeutics Holdings, which is not represented in the benchmark. We sold the stock after the announcement that it would be acquired by Grifols SA for $3.4 billion.

Consumer Discretionary Detracted

In consumer discretionary, the weakest sector in the benchmark, the portfolio’s mix of diversified consumer services companies hampered relative performance. Key detractors were Corinthian Colleges and Lincoln Educational Services Corp., which are post-secondary career-oriented education companies. Both names sank on worries that U.S. regulators would impose tighter regulations on student loans. We also believe profits could be pressured as a result of rising delinquency rates by students.

Industrials Hindered Progress

Small Cap Value’s complement of industrials stocks dampened relative performance. The portfolio held few airlines, a segment that outperformed as passenger traffic increased during the summer. Investments in the construction and engineering industry also slowed progress. A notable detractor was Granite Construction, a well-capitalized builder of highways, dams, airport infrastructure, and mass transit facilities. The company has faced increased competition for construction projects from small and mid-sized players. However, we expect Granite to continue benefiting from increased infrastructure spending.

Outlook

We continue to be bottom-up investment managers, building the portfolio one stock at a time, a process that results in exposure to market segments based on the attractiveness of individual companies in terms of their valuation and fundamentals. As of September 30, 2010, the portfolio is broadly diversified, with larger positions than the benchmark in the information technology, industrials, health care, and consumer discretionary sectors. Our fundamental analysis and valuation work is also directing us toward a smaller relative weighting in financials and utilities stocks.

8

Small Cap Value

Top Ten Holdings
% of net assets as of 9/30/10
Aspen Insurance Holdings Ltd., Series AHL, 5.625%, 12/31/49 (Conv. Pref.)	2.3%
iShares Russell 2000 Index Fund	2.0%
iShares Russell 2000 Value Index Fund	1.3%
HCC Insurance Holdings, Inc.	1.3%
Granite Construction, Inc.	1.2%
Quest Software, Inc.	1.1%
Curtiss-Wright Corp.	1.0%
Young Innovations, Inc.	1.0%
Mueller Industries, Inc.	0.9%
W&T Offshore, Inc.	0.8%

Top Five Industries
% of net assets as of 9/30/10
Commercial Banks	9.0%
Real Estate Investment Trusts (REITs)	8.3%
Insurance	6.5%
Oil, Gas & Consumable Fuels	4.4%
Health Care Providers & Services	3.9%

Types of Investments in Portfolio
% of net assets as of 9/30/10
Common Stocks	94.7%
Convertible Preferred Stocks	3.3%
Preferred Stocks	0.5%
Total Equity Exposure	98.5%
Temporary Cash Investments	1.9%
Other Assets and Liabilities	(0.4)%

9

Shareholder Fee Example (Unaudited)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from April 1, 2010 to September 30, 2010.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. We will not charge the fee as long as you choose to manage your accounts exclusively online. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

10

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 4/1/10	Ending Account Value 9/30/10	Expenses Paid During Period* 4/1/10 - 9/30/10	Annualized Expense Ratio*
Actual
Investor Class	$1,000	$985.90	$6.22	1.25%
Institutional Class	$1,000	$986.90	$5.23	1.05%
A Class	$1,000	$984.70	$7.46	1.50%
C Class	$1,000	$981.30	$11.18	2.25%
R Class	$1,000	$983.50	$8.70	1.75%
Hypothetical
Investor Class	$1,000	$1,018.80	$6.33	1.25%
Institutional Class	$1,000	$1,019.80	$5.32	1.05%
A Class	$1,000	$1,017.55	$7.59	1.50%
C Class	$1,000	$1,013.79	$11.36	2.25%
R Class	$1,000	$1,016.29	$8.85	1.75%

*Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 183, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

11

Schedule of Investments
Small Cap Value

SEPTEMBER 30, 2010 (UNAUDITED)

	Shares	Value
Common Stocks — 94.7%
AEROSPACE & DEFENSE — 2.9%
AAR Corp.(1)	185,000	$3,452,100
AeroVironment, Inc.(1)	120,000	2,670,000
Alliant Techsystems, Inc.(1)	135,000	10,179,000
Ceradyne, Inc.(1)	120,000	2,802,000
Curtiss-Wright Corp.	690,000	20,907,000
Esterline Technologies Corp.(1)	70,000	4,006,100
Moog, Inc., Class A(1)	190,000	6,746,900
Orbital Sciences Corp.(1)	210,000	3,213,000
Triumph Group, Inc.	60,000	4,475,400
		58,451,500
AIR FREIGHT & LOGISTICS — 0.1%
UTi Worldwide, Inc.	180,000	2,894,400
AIRLINES — 0.5%
Allegiant Travel Co.	65,000	2,750,800
JetBlue Airways Corp.(1)	625,000	4,181,250
SkyWest, Inc.	210,000	2,931,600
		9,863,650
AUTO COMPONENTS — 0.4%
Cooper Tire & Rubber Co.	160,000	3,140,800
Standard Motor Products, Inc.	380,000	4,001,400
		7,142,200
BIOTECHNOLOGY — 0.4%
Talecris Biotherapeutics Holdings Corp.(1)	335,000	7,664,800
BUILDING PRODUCTS — 0.3%
Apogee Enterprises, Inc.	226,659	2,073,930
Griffon Corp.(1)	110,000	1,340,900
Simpson Manufacturing Co., Inc.	100,000	2,578,000
		5,992,830
CAPITAL MARKETS — 3.9%
Apollo Investment Corp.	775,000	7,928,250
Ares Capital Corp.	510,000	7,981,500
Artio Global Investors, Inc.	520,000	7,956,000
Calamos Asset Management, Inc., Class A	485,000	5,577,500
Fifth Street Finance Corp.	360,000	4,010,400
HFF, Inc., Class A(1)	495,000	4,593,600
Investment Technology Group, Inc.(1)	285,000	4,052,700
Knight Capital Group, Inc., Class A(1)	325,000	4,026,750
MCG Capital Corp.	520,000	3,036,800
PennantPark Investment Corp.	459,260	4,872,748
Piper Jaffray Cos.(1)	170,000	4,952,100
Prospect Capital Corp.	305,000	2,961,550
Pzena Investment Management, Inc., Class A	295,000	2,026,650
TradeStation Group, Inc.(1)	834,586	5,491,576
Waddell & Reed Financial, Inc., Class A	295,000	8,071,200
		77,539,324
CHEMICALS — 1.5%
A. Schulman, Inc.	110,000	2,216,500
Arch Chemicals, Inc.	85,000	2,982,650
Cytec Industries, Inc.	50,000	2,819,000
Georgia Gulf Corp.(1)	250,000	4,085,000
H.B. Fuller Co.	220,824	4,387,773
Intrepid Potash, Inc.(1)	155,000	4,040,850
Olin Corp.	145,000	2,923,200
OM Group, Inc.(1)	115,000	3,463,800
Sensient Technologies Corp.	130,000	3,963,700
		30,882,473
COMMERCIAL BANKS — 9.0%
American National Bankshares, Inc.	185,000	4,058,900
Associated Banc-Corp.	535,000	7,056,650
BancorpSouth, Inc.	350,000	4,963,000
Boston Private Financial Holdings, Inc.	1,225,000	8,011,500
Citizens Republic Bancorp., Inc.(1)	975,000	878,573
Community Bank System, Inc.	140,000	3,221,400
Cullen/Frost Bankers, Inc.	75,000	4,040,250
CVB Financial Corp.	365,000	2,741,150
East West Bancorp., Inc.	175,000	2,849,000
F.N.B. Corp.	470,000	4,023,200
First Commonwealth Financial Corp.	330,000	1,798,500
First Horizon National Corp.(1)	1,158,886	13,222,894
First Interstate Bancsystem, Inc.	230,000	3,095,800
First Midwest Bancorp., Inc.	400,000	4,612,000
FirstMerit Corp.	530,000	9,709,600
Fulton Financial Corp.	1,110,000	10,056,600
Hampton Roads Bankshares, Inc.(1)(2)	1,145,000	1,095,192
Heritage Financial Corp.(1)	350,000	4,900,000

12

Small Cap Value

Shares	Value
IBERIABANK Corp.	60,000	$2,998,800
KeyCorp	355,000	2,825,800
Lakeland Financial Corp.	240,000	4,478,400
Marshall & Ilsley Corp.	700,000	4,928,000
MB Financial, Inc.	225,000	3,649,500
National Bankshares, Inc.	140,000	3,612,000
Old National Bancorp.	475,000	4,987,500
Pacific Continental Corp.	320,000	2,896,000
Park Sterling Bank, Inc.(1)	702,443	4,249,780
Sterling Bancshares, Inc.	1,675,000	8,994,750
Synovus Financial Corp.	1,725,000	4,243,500
Trico Bancshares	310,000	4,764,700
Trustmark Corp.	175,000	3,804,500
United Bankshares, Inc.	135,000	3,360,150
Washington Banking Co.	320,000	4,435,200
Webster Financial Corp.	460,000	8,077,600
Whitney Holding Corp.	896,452	7,324,013
Wilmington Trust Corp.	675,000	6,061,500
Wintrust Financial Corp.	155,000	5,023,550
		181,049,452
COMMERCIAL SERVICES & SUPPLIES — 1.3%
ATC Technology Corp.(1)	110,000	2,721,400
Brink’s Co. (The)	240,000	5,520,000
IESI-BFC Ltd.	215,000	4,921,350
SYKES Enterprises, Inc.(1)	495,000	6,722,100
US Ecology, Inc.	465,000	7,440,000
		27,324,850
COMMUNICATIONS EQUIPMENT — 1.3%
Bel Fuse, Inc., Class B	235,000	4,892,700
Blue Coat Systems, Inc.(1)	170,000	4,090,200
DG FastChannel, Inc.(1)	270,000	5,872,500
Emulex Corp.(1)	280,000	2,923,200
Netgear, Inc.(1)	185,000	4,996,850
Polycom, Inc.(1)	140,000	3,819,200
		26,594,650
COMPUTERS & PERIPHERALS — 0.8%
Electronics for Imaging, Inc.(1)	490,000	5,938,800
Lexmark International, Inc., Class A(1)	90,000	4,015,800
NCR Corp.(1)	220,000	2,998,600
Novatel Wireless, Inc.(1)	425,000	3,349,000
		16,302,200
CONSTRUCTION & ENGINEERING — 2.0%
Comfort Systems USA, Inc.	265,000	2,843,450
EMCOR Group, Inc.(1)	350,000	8,606,500
Granite Construction, Inc.	1,030,168	23,426,020
Pike Electric Corp.(1)	745,000	5,423,600
		40,299,570
CONSTRUCTION MATERIALS — 0.4%
Martin Marietta Materials, Inc.	60,000	4,618,200
Texas Industries, Inc.	85,000	2,679,200
		7,297,400
CONTAINERS & PACKAGING — 0.7%
Silgan Holdings, Inc.	185,000	5,864,500
Sonoco Products Co.	230,000	7,691,200
		13,555,700
DISTRIBUTORS — 0.3%
Core-Mark Holding Co., Inc.(1)	165,000	5,108,400
DIVERSIFIED — 3.5%
iShares Russell 2000 Index Fund	600,000	40,482,000
iShares Russell 2000 Value Index Fund	420,000	25,998,000
iShares S&P SmallCap 600 Index Fund	70,000	4,136,300
		70,616,300
DIVERSIFIED CONSUMER SERVICES — 0.3%
Corinthian Colleges, Inc.(1)	430,000	3,018,600
Regis Corp.	190,000	3,634,700
		6,653,300
DIVERSIFIED FINANCIAL SERVICES — 0.2%
Compass Diversified Holdings	265,000	4,282,400
DIVERSIFIED TELECOMMUNICATION SERVICES — 0.2%
Atlantic Tele-Network, Inc.	80,000	3,939,200
ELECTRIC UTILITIES — 2.5%
Central Vermont Public Service Corp.	300,000	6,051,000
Cleco Corp.	130,000	3,850,600
Great Plains Energy, Inc.	620,000	11,718,000
IDACORP, Inc.	125,000	4,490,000
Portland General Electric Co.	800,000	16,224,000
Unitil Corp.	180,000	3,951,000
Westar Energy, Inc.	145,000	3,513,350
		49,797,950
ELECTRICAL EQUIPMENT — 1.9%
Acuity Brands, Inc.	70,000	3,096,800
Belden, Inc.	160,000	4,220,800
Brady Corp., Class A	225,000	6,563,250
Encore Wire Corp.	470,000	9,639,700
Hubbell, Inc., Class B	75,000	3,806,250

13

Small Cap Value

Shares	Value
II-VI, Inc.(1)	75,000	$2,799,750
LSI Industries, Inc.	695,000	4,461,900
Thomas & Betts Corp.(1)	70,000	2,871,400
		37,459,850
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS — 2.3%
Benchmark Electronics, Inc.(1)	250,000	4,100,000
Coherent, Inc.(1)	70,000	2,800,700
Electro Scientific Industries, Inc.(1)	525,000	5,832,750
Littelfuse, Inc.(1)	90,000	3,933,000
Methode Electronics, Inc.	345,000	3,132,600
Molex, Inc.	195,000	4,081,350
Park Electrochemical Corp.	205,000	5,399,700
PC Connection, Inc.(1)	395,000	2,697,850
Rogers Corp.(1)	200,000	6,296,000
Tech Data Corp.(1)	100,000	4,030,000
Vishay Intertechnology, Inc.(1)	340,000	3,291,200
		45,595,150
ENERGY EQUIPMENT & SERVICES — 2.3%
Bristow Group, Inc.(1)	135,000	4,870,800
Cal Dive International, Inc.(1)	850,000	4,649,500
Global Industries Ltd.(1)	495,000	2,707,650
Helix Energy Solutions Group, Inc.(1)	450,000	5,013,000
Key Energy Services, Inc.(1)	515,000	4,897,650
North American Energy Partners, Inc.(1)	310,000	2,526,500
Rowan Cos., Inc.(1)	95,000	2,884,200
Superior Energy Services, Inc.(1)	145,000	3,870,050
Tetra Technologies, Inc.(1)	910,000	9,282,000
Unit Corp.(1)	135,000	5,034,150
		45,735,500
FOOD & STAPLES RETAILING — 0.8%
Ruddick Corp.	80,000	2,774,400
Village Super Market, Inc., Class A	120,000	3,352,800
Weis Markets, Inc.	280,000	10,956,400
		17,083,600
FOOD PRODUCTS — 1.1%
Farmer Bros. Co.	245,000	3,920,000
Ralcorp Holdings, Inc.(1)	145,000	8,479,600
Seneca Foods Corp., Class A(1)	155,000	4,059,450
TreeHouse Foods, Inc.(1)	110,000	5,071,000
		21,530,050
GAS UTILITIES — 1.1%
Atmos Energy Corp.	170,000	4,972,500
Chesapeake Utilities Corp.	145,000	5,251,900
Nicor, Inc.	160,000	7,331,200
WGL Holdings, Inc.	140,000	5,289,200
		22,844,800
HEALTH CARE EQUIPMENT & SUPPLIES — 2.4%
Analogic Corp.	60,000	2,692,800
Beckman Coulter, Inc.	105,000	5,122,950
Cooper Cos., Inc. (The)	105,000	4,853,100
Cutera, Inc.(1)(2)	645,000	5,224,500
ICU Medical, Inc.(1)	85,000	3,169,650
Utah Medical Products, Inc.(2)	174,623	5,116,454
Young Innovations, Inc.(2)	695,000	19,883,950
Zoll Medical Corp.(1)	85,000	2,742,950
		48,806,354
HEALTH CARE PROVIDERS & SERVICES — 3.9%
Alliance HealthCare Services, Inc.(1)	1,210,000	5,541,800
Almost Family, Inc.(1)	95,000	2,814,850
AMERIGROUP Corp.(1)	95,000	4,034,650
Amsurg Corp.(1)	345,000	6,030,600
Assisted Living Concepts, Inc., Class A(1)	135,000	4,109,400
Chemed Corp.	90,000	5,127,300
Community Health Systems, Inc.(1)	170,000	5,264,900
Health Management Associates, Inc., Class A(1)	575,000	4,404,500
Kindred Healthcare, Inc.(1)	305,000	3,971,100
LifePoint Hospitals, Inc.(1)	110,000	3,856,600
Magellan Health Services, Inc.(1)	105,000	4,960,200
National Healthcare Corp.	300,000	11,121,000
Owens & Minor, Inc.	285,000	8,111,100
Sun Healthcare Group, Inc.(1)	415,000	3,515,050
U.S. Physical Therapy, Inc.(1)	285,000	4,765,200
		77,628,250
HOTELS, RESTAURANTS & LEISURE — 0.9%
Bob Evans Farms, Inc.	155,000	4,350,850
Jack in the Box, Inc.(1)	250,000	5,360,000
Red Robin Gourmet Burgers, Inc.(1)	265,000	5,196,650
Ruby Tuesday, Inc.(1)	230,000	2,730,100
		17,637,600

14

Small Cap Value

Shares	Value
HOUSEHOLD DURABLES — 0.8%
CSS Industries, Inc.	175,000	$3,025,750
Ethan Allen Interiors, Inc.	180,000	3,142,800
Furniture Brands International, Inc.(1)	740,000	3,981,200
Helen of Troy Ltd.(1)	120,000	3,034,800
M.D.C. Holdings, Inc.	135,000	3,919,050
		17,103,600
HOUSEHOLD PRODUCTS — 0.2%
WD-40 Co.	104,595	3,976,702
INDUSTRIAL CONGLOMERATES — 0.2%
Tredegar Corp.	170,000	3,226,600
INSURANCE — 4.2%
Alterra Capital Holdings Ltd.	415,000	8,266,800
American Equity Investment Life Holding Co.	290,000	2,969,600
Aspen Insurance Holdings Ltd.	155,000	4,693,400
Baldwin & Lyons, Inc., Class B	225,000	5,726,250
Hanover Insurance Group, Inc. (The)	145,000	6,815,000
HCC Insurance Holdings, Inc.	970,000	25,307,300
Mercer Insurance Group, Inc.(2)	400,000	7,120,000
Platinum Underwriters Holdings Ltd.	185,000	8,051,200
ProAssurance Corp.(1)	100,000	5,759,000
United Fire & Casualty Co.	185,000	3,923,850
Unitrin, Inc.	55,000	1,341,450
Validus Holdings Ltd.	180,000	4,744,800
		84,718,650
IT SERVICES — 1.8%
CACI International, Inc., Class A(1)	95,000	4,299,700
Cass Information Systems, Inc.	115,000	3,945,650
DST Systems, Inc.	315,000	14,124,600
NeuStar, Inc., Class A(1)	220,000	5,469,200
Total System Services, Inc.	535,000	8,153,400
		35,992,550
LEISURE EQUIPMENT & PRODUCTS — 0.3%
Arctic Cat, Inc.(1)	380,000	3,895,000
JAKKS Pacific, Inc.(1)	165,000	2,910,600
		6,805,600
LIFE SCIENCES TOOLS & SERVICES — 0.3%
Pharmaceutical Product Development, Inc.	235,000	5,825,650
MACHINERY — 2.8%
Actuant Corp., Class A	115,000	2,640,400
Altra Holdings, Inc.(1)	245,000	3,608,850
Barnes Group, Inc.	225,000	3,957,750
Colfax Corp.(1)	275,000	4,089,250
Douglas Dynamics, Inc.	225,000	2,778,750
Dynamic Materials Corp.	320,000	4,835,200
FreightCar America, Inc.	95,000	2,337,000
Kadant, Inc.(1)	90,000	1,701,900
Lincoln Electric Holdings, Inc.	85,000	4,914,700
Mueller Industries, Inc.	670,000	17,748,300
Mueller Water Products, Inc., Class A	1,175,000	3,548,500
Robbins & Myers, Inc.	185,000	4,954,300
		57,114,900
MARINE — 0.8%
Alexander & Baldwin, Inc.	100,000	3,484,000
Diana Shipping, Inc.(1)	610,000	7,747,000
Genco Shipping & Trading Ltd.(1)	300,000	4,782,000
		16,013,000
MEDIA — 2.0%
E.W. Scripps Co. (The), Class A(1)	1,435,000	11,307,800
Entravision Communications Corp., Class A(1)	2,415,000	4,805,850
Gannett Co., Inc.	330,000	4,035,900
Harte-Hanks, Inc.	255,000	2,975,850
Journal Communications, Inc., Class A(1)	850,763	3,836,941
Knology, Inc.(1)	440,000	5,909,200
LIN TV Corp., Class A(1)	1,490,000	6,615,600
		39,487,141
METALS & MINING — 2.3%
Brush Engineered Materials, Inc.(1)	110,000	3,128,400
Century Aluminum Co.(1)	235,000	3,094,950
Coeur d’Alene Mines Corp.(1)	330,000	6,573,600
Commercial Metals Co.	210,000	3,042,900
Haynes International, Inc.	110,000	3,841,200
Hecla Mining Co.(1)	945,000	5,972,400
Kaiser Aluminum Corp.	70,000	2,995,300
Royal Gold, Inc.	60,000	2,990,400
RTI International Metals, Inc.(1)	100,000	3,062,000

15

Small Cap Value

Shares	Value
Schnitzer Steel Industries, Inc., Class A	60,000	$2,896,800
Thompson Creek Metals Co., Inc.(1)	575,000	6,198,500
Worthington Industries, Inc.	190,000	2,855,700
		46,652,150
MULTILINE RETAIL — 0.5%
Big Lots, Inc.(1)	180,000	5,985,000
Fred’s, Inc., Class A	385,000	4,543,000
		10,528,000
MULTI-UTILITIES — 1.1%
Avista Corp.	235,000	4,906,800
Black Hills Corp.	90,000	2,808,000
MDU Resources Group, Inc.	540,000	10,773,000
NorthWestern Corp.	140,000	3,990,000
		22,477,800
OFFICE ELECTRONICS — 0.2%
Zebra Technologies Corp., Class A(1)	120,000	4,036,800
OIL, GAS & CONSUMABLE FUELS — 4.4%
Alpha Natural Resources, Inc.(1)	100,000	4,115,000
Berry Petroleum Co., Class A	195,000	6,187,350
Bill Barrett Corp.(1)	160,000	5,760,000
DHT Holdings, Inc.	950,000	3,923,500
Forest Oil Corp.(1)	270,000	8,019,000
Frontier Oil Corp.	610,000	8,174,000
Goodrich Petroleum Corp.(1)	250,000	3,642,500
Hugoton Royalty Trust	150,000	2,998,500
Nordic American Tanker Shipping	405,000	10,837,800
Overseas Shipholding Group, Inc.	115,000	3,946,800
Penn Virginia Corp.	210,000	3,368,400
Rosetta Resources, Inc.(1)	125,000	2,936,250
SandRidge Energy, Inc.(1)	650,000	3,692,000
Swift Energy Co.(1)	185,000	5,194,800
W&T Offshore, Inc.	1,540,000	16,324,000
		89,119,900
PAPER & FOREST PRODUCTS — 0.2%
P.H. Glatfelter Co.	260,000	3,161,600
PERSONAL PRODUCTS — 0.3%
Prestige Brands Holdings, Inc.(1)	425,000	4,203,250
Schiff Nutrition International, Inc.	205,000	1,681,000
		5,884,250
PHARMACEUTICALS — 0.1%
Endo Pharmaceuticals Holdings, Inc.(1)	60,000	1,994,400
PROFESSIONAL SERVICES — 1.2%
CDI Corp.	305,000	3,940,600
Heidrick & Struggles International, Inc.	235,000	4,577,800
Korn/Ferry International(1)	375,000	6,202,500
Mistras Group, Inc.(1)	515,000	5,963,700
Towers Watson & Co., Class A	85,000	4,180,300
		24,864,900
REAL ESTATE INVESTMENT TRUSTS (REITs) — 7.4%
American Campus Communities, Inc.	185,000	5,631,400
Associated Estates Realty Corp.	505,000	7,059,900
Capstead Mortgage Corp.	285,000	3,097,950
CBL & Associates Properties, Inc.	295,000	3,852,700
Chimera Investment Corp.	2,800,000	11,060,000
CommonWealth REIT	125,000	3,200,000
DCT Industrial Trust, Inc.	1,015,000	4,861,850
Duke Realty Corp.	400,000	4,636,000
First Industrial Realty Trust, Inc.(1)	775,000	3,929,250
First Potomac Realty Trust	245,000	3,675,000
Getty Realty Corp.	260,000	6,975,800
Government Properties Income Trust	333,067	8,892,889
Hatteras Financial Corp.	120,000	3,416,400
Healthcare Realty Trust, Inc.	155,000	3,625,450
Highwoods Properties, Inc.	230,000	7,468,100
Inland Real Estate Corp.	355,000	2,950,050
Kilroy Realty Corp.	170,000	5,633,800
Lexington Realty Trust	940,000	6,730,400
Medical Properties Trust, Inc.	290,000	2,940,600
MFA Financial, Inc.	985,000	7,515,550
National Health Investors, Inc.	85,000	3,745,100
National Retail Properties, Inc.	265,000	6,654,150
Omega Healthcare Investors, Inc.	215,000	4,826,750
Piedmont Office Realty Trust, Inc., Class A	325,000	6,145,750
PS Business Parks, Inc.	90,000	5,091,300

16

Small Cap Value

Shares	Value
Saul Centers, Inc.	80,000	$3,356,000
Urstadt Biddle Properties, Inc., Class A	220,000	3,977,600
Washington Real Estate Investment Trust	120,000	3,807,600
Winthrop Realty Trust	245,000	3,028,200
		147,785,539
ROAD & RAIL — 0.3%
Arkansas Best Corp.	165,000	3,997,950
Old Dominion Freight Line, Inc.(1)	112,500	2,859,750
		6,857,700
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 2.5%
Cymer, Inc.(1)	120,000	4,449,600
Integrated Device Technology, Inc.(1)	950,000	5,557,500
Intersil Corp., Class A	375,000	4,383,750
Mattson Technology, Inc.(1)	425,000	1,168,750
MEMC Electronic Materials, Inc.(1)	500,000	5,960,000
MKS Instruments, Inc.(1)	120,000	2,157,600
Sigma Designs, Inc.(1)	560,000	6,434,400
Standard Microsystems Corp.(1)	260,000	5,930,600
Varian Semiconductor Equipment Associates, Inc.(1)	210,000	6,043,800
Verigy Ltd.(1)	800,000	6,504,000
Zoran Corp.(1)	350,000	2,674,000
		51,264,000
SOFTWARE — 3.7%
Aspen Technology, Inc.(1)	110,000	1,140,700
Cadence Design Systems, Inc.(1)	500,000	3,815,000
Compuware Corp.(1)	330,000	2,814,900
Lawson Software, Inc.(1)	360,000	3,049,200
Motricity, Inc.(1)	550,571	6,612,358
Parametric Technology Corp.(1)	565,971	11,059,073
Quest Software, Inc.(1)	864,397	21,255,522
S1 Corp.(1)	1,475,000	7,684,750
Synopsys, Inc.(1)	120,000	2,972,400
TIBCO Software, Inc.(1)	135,000	2,394,900
Ulticom, Inc.(1)(2)	654,216	5,181,391
Websense, Inc.(1)	360,000	6,386,400
		74,366,594
SPECIALTY RETAIL — 3.8%
Aaron’s, Inc.	160,000	2,952,000
Cabela’s, Inc.(1)	210,000	3,985,800
Cato Corp. (The), Class A	105,000	2,809,800
Charming Shoppes, Inc.(1)	825,000	2,904,000
Christopher & Banks Corp.	765,000	6,051,150
Coldwater Creek, Inc.(1)	750,000	3,952,500
Collective Brands, Inc.(1)	605,000	9,764,700
Dress Barn, Inc. (The)(1)	175,000	4,156,250
Finish Line, Inc. (The), Class A	350,000	4,868,500
Genesco, Inc.(1)	240,000	7,171,200
Group 1 Automotive, Inc.(1)	150,000	4,482,000
Hot Topic, Inc.	725,000	4,342,750
New York & Co., Inc.(1)	1,175,000	3,019,750
Penske Automotive Group, Inc.(1)	254,947	3,365,300
PEP Boys-Manny Moe & Jack	275,000	2,909,500
Rent-A-Center, Inc.	130,000	2,909,400
Stage Stores, Inc.	220,000	2,860,000
Systemax, Inc.	310,000	3,806,800
		76,311,400
TEXTILES, APPAREL & LUXURY GOODS — 0.8%
Culp, Inc.(1)	340,000	3,332,000
Jones Apparel Group, Inc.	345,000	6,775,800
True Religion Apparel, Inc.(1)	300,000	6,402,000
		16,509,800
THRIFTS & MORTGAGE FINANCE — 2.3%
Brookline Bancorp., Inc.	390,000	3,892,200
First Financial Holdings, Inc.	381,754	4,252,740
First Financial Northwest, Inc.	705,000	2,749,500
First Niagara Financial Group, Inc.	685,000	7,980,250
Flagstar Bancorp, Inc.(1)	650,000	1,183,000
Flushing Financial Corp.	250,000	2,890,000
K-Fed Bancorp.	375,000	2,958,750
Oritani Financial Corp.	330,000	3,293,400
PMI Group, Inc. (The)(1)	775,000	2,844,250
Provident Financial Services, Inc.	485,000	5,994,600
Radian Group, Inc.	505,000	3,949,100
Washington Federal, Inc.	265,000	4,043,900
		46,031,690

17

Small Cap Value

Shares	Value
TRADING COMPANIES & DISTRIBUTORS — 0.7%
GATX Corp.	100,000	$2,932,000
Kaman Corp.	140,000	3,669,400
Lawson Products, Inc.	250,000	3,817,500
WESCO International, Inc.(1)	75,000	2,946,750
		13,365,650
WATER UTILITIES — 0.3%
Artesian Resources Corp., Class A	270,000	5,148,900
TOTAL COMMON STOCKS(Cost $1,721,573,856)		1,904,199,169
Convertible Preferred Stocks — 3.3%
INSURANCE — 2.3%
Aspen Insurance Holdings Ltd., Series AHL, 5.625%, 12/31/49(3)	825,000	46,101,000
LEISURE EQUIPMENT & PRODUCTS — 0.3%
Callaway Golf Co., Series B, 7.50%, 6/15/12(3)	45,000	5,248,125
MEDIA — 0.1%
LodgeNet Interactive Corp., 10.00%, 12/31/49(3)(4)	3,216	3,143,640
REAL ESTATE INVESTMENT TRUSTS (REITs) — 0.4%
Entertainment Properties Trust, Series E, 9.00%, 4/20/13(3)	155,000	4,262,500
Lexington Realty Trust, Series C, 6.50%, 12/31/49(3)	75,000	3,206,250
		7,468,750
TOBACCO — 0.2%
Universal Corp., 6.75%, 3/15/13(3)	5,003	4,885,429
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $60,214,766)		66,846,944
Preferred Stocks — 0.5%
REAL ESTATE INVESTMENT TRUSTS (REITs) — 0.5%
National Retail Properties, Inc., Series C, 7.375%, 10/12/11(3)	285,000	7,201,950
PS Business Parks, Inc., Series O, 7.375%, 6/16/11(3)	107,340	2,774,739
TOTAL PREFERRED STOCKS(Cost $9,222,258)		9,976,689
Temporary Cash Investments — 1.9%
JPMorgan U.S. Treasury Plus Money Market Fund Agency Shares	22,580	$22,580
Repurchase Agreement, Goldman Sachs Group, Inc., (collateralized by various U.S. Treasury obligations, 4.875%, 7/31/11, valued at $38,129,217), in a joint trading account at 0.10%, dated 9/30/10, due 10/1/10 (Delivery value $37,400,104)		37,400,000
TOTAL TEMPORARY CASH INVESTMENTS (Cost $37,422,580)		37,422,580
TOTAL INVESTMENT SECURITIES — 100.4% (Cost $1,828,433,460)		2,018,445,382
OTHER ASSETS AND LIABILITIES — (0.4)%		(8,474,716)
TOTAL NET ASSETS — 100.0%		$2,009,970,666

Notes to Schedule of Investments

(1)	Non-income producing.
(2)
Affiliated Company: the fund’s holding represents ownership of  5% or more of the voting securities of the company; therefore, the company is affiliated as defined in the Investment Company Act of 1940.

(3)
Perpetual security. These securities do not have a predetermined maturity date. The coupon rates are fixed for a period of time and may be structured to adjust thereafter. Interest reset or next call date is indicated, as applicable.

(4)
Security was purchased under Rule 144A of the Securities Act of 1933 or is a private placement and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. The aggregate value of these securities at the period end was $3,143,640, which represented 0.2% of total net assets.

See Notes to Financial Statements.

18

Statement of Assets and Liabilities

SEPTEMBER 30, 2010 (UNAUDITED)
Assets
Investment securities — unaffiliated, at value (cost of $1,774,490,697)	$1,974,823,895
Investment securities — affiliated, at value (cost of $53,942,763)	43,621,487
Total investment securities, at value (cost of $1,828,433,460)	2,018,445,382
Receivable for investments sold	13,327,332
Receivable for capital shares sold	1,889,644
Dividends and interest receivable	3,974,364
2,037,636,722

Liabilities
Payable for investments purchased	22,668,035
Payable for capital shares redeemed	3,036,421
Accrued management fees	1,875,455
Service fees (and distribution fees — A Class and R Class) payable	86,129
Distribution fees payable	16
27,666,056

Net Assets	$2,009,970,666

Net Assets Consist of:
Capital (par value and paid-in surplus)	$1,976,419,775
Undistributed net investment income	1,188,848
Accumulated net realized loss on investment transactions	(157,649,879)
Net unrealized appreciation on investments	190,011,922
$2,009,970,666

	Net assets	Shares outstanding	Net asset value per share
Investor Class, $0.01 Par Value	$886,611,791	112,458,818	$7.88
Institutional Class, $0.01 Par Value	$689,669,076	87,137,665	$7.91
A Class, $0.01 Par Value	$433,249,339	55,134,435	$7.86	*
C Class, $0.01 Par Value	$26,041	3,312	$7.86
R Class, $0.01 Par Value	$414,419	52,606	$7.88
*Maximum offering price $8.34 (net asset value divided by 0.9425)

See Notes to Financial Statements.

19

Statement of Operations

FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2010 (UNAUDITED)
Investment Income (Loss)
Income:
Dividends (including $214,308 from affiliates and net of foreign taxes withheld of $11,776)	$20,252,900
Interest	35,167
20,288,067
Expenses:
Management fees	11,635,433
Distribution fees — C Class	96
Service fees — C Class	32
Distribution and service fees:
A Class	535,384
R Class	367
Directors’ fees and expenses	36,925
Other expenses	46,838
12,255,075

Net investment income (loss)	8,032,992

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on investment transactions (including $196,903 from affiliates)	113,211,291
Change in net unrealized appreciation (depreciation) on investments	(153,961,332)

Net realized and unrealized gain (loss)	(40,750,041)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(32,717,049)

See Notes to Financial Statements.

20

Statement of Changes in Net Assets

SIX MONTHS ENDED SEPTEMBER 30, 2010 (UNAUDITED) AND YEAR ENDED MARCH 31, 2010
Increase (Decrease) in Net Assets	September 30, 2010	March 31, 2010
Operations
Net investment income (loss)	$8,032,992	$23,127,195
Net realized gain (loss)	113,211,291	139,774,597
Change in net unrealized appreciation (depreciation)	(153,961,332)	563,558,090
Net increase (decrease) in net assets resulting from operations	(32,717,049)	726,459,882

Distributions to Shareholders
From net investment income:
Investor Class	(2,941,656)	(11,478,460)
Institutional Class	(2,952,422)	(7,667,831)
A Class	(949,652)	(4,934,355)
R Class	(414)	—
Decrease in net assets from distributions	(6,844,144)	(24,080,646)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions	74,386,160	379,590,623

Net increase (decrease) in net assets	34,824,967	1,081,969,859

Net Assets
Beginning of period	1,975,145,699	893,175,840
End of period	$2,009,970,666	$1,975,145,699

Undistributed net investment income	$1,188,848	—

See Notes to Financial Statements.

21

Notes to Financial Statements

SEPTEMBER 30, 2010 (UNAUDITED)

1. Organization and Summary of Significant Accounting Policies

Organization — American Century Capital Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company and is organized as a Maryland corporation. Small Cap Value Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified under the 1940 Act. The fund’s investment objective is to seek long-term capital growth. Income is a secondary objective. The fund pursues its objectives by investing in stocks of smaller market capitalization companies that management believes to be undervalued at the time of purchase. The following is a summary of the fund’s significant accounting policies.

Multiple Class — The fund is authorized to issue the Investor Class, the Institutional Class, the A Class (formerly Advisor Class), the C Class and the R Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets. Sale of the C Class and R Class commenced on March 1, 2010.

Security Valuations — Securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official close price. Investments in open-end management investment companies are valued at the reported net asset value. Discount notes may be valued through a commercial pricing service or at amortized cost, which approximates fair value. Securities traded on foreign securities exchanges and over-the-counter markets are normally completed before the close of business on days that the New York Stock Exchange (the Exchange) is open and may also take place on days when the Exchange is not open. If an event occurs after the value of a security was established but before the net asset value per share was determined that was likely to materially change the net asset value, that security would be valued as determined in accordance with procedures adopted by the Board of Directors. If the fund determines that the market price of a portfolio security is not readily available, or that the valuation methods mentioned above do not reflect the security’s fair value, such security is valued as determined by the Board of Directors or its designee, in accordance with procedures adopted by the Board of Directors, if such determination would materially impact a fund’s net asset value. Certain other circumstances may cause the fund to use alternative procedures to value a security such as: a security has been declared in default; trading in a security has been halted during the trading day; or there is a foreign market holiday and no trading will commence.

Security Transactions — For financial reporting purposes, security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund estimates the components of distributions received that may be considered nontaxable distributions or capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

22

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Exchange-Traded Funds — The fund may invest in exchange-traded funds (ETFs). ETFs are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. A fund may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

Business Development Companies — The fund may invest in securities of closed-end investment companies that have elected to be treated as a business development company under the 1940 Act. A business development company operates similar to an exchange-traded fund and represents a portfolio of securities. The fund may purchase a business development company to gain exposure to the securities in the underlying portfolio. The risks of owning a business development company generally reflect the risks of owning the underlying securities. Business development companies have expenses that reduce their value.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. The fund is no longer subject to examination by tax authorities for years prior to 2007. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Accordingly, no provision has been made for federal or state income taxes.

Distributions to Shareholders — Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

Use of Estimates — The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

23

2. Fees and Transactions with Related Parties

Management Fees — The corporation has entered into a Management Agreement (the Agreement) with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The Agreement provides that all expenses of managing and operating the fund, except brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of the specific class of shares of the fund and paid monthly in arrears. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that have very similar investment teams and investment strategies (strategy assets). The annual management fee schedule for the fund ranges from 1.00% to 1.25% for the Investor Class, A Class, C Class and R Class. The Institutional Class is 0.20% less at each point within the range. The effective annual management fee for each class for the six months ended September 30, 2010 was 1.25% for the Investor Class, A Class, C Class and R Class and 1.05% for the Institutional Class.

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay American Century Investment Services, Inc. (ACIS) an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution fee of 0.75% and service fee of 0.25%. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the six months ended September 30, 2010, are detailed in the Statement of Operations.

Acquired Fund Fees and Expenses — The fund may invest in mutual funds, exchange-traded funds, and business development companies (the acquired funds). The fund will indirectly realize its pro rata share of the fees and expenses of the acquired funds in which it invests. These indirect fees and expenses are not paid out of the fund’s assets but are reflected in the return realized by the fund on its investment in the acquired funds.

Related Parties — Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC), the parent of the corporation’s investment advisor, ACIM, the distributor of the corporation, ACIS, and the corporation’s transfer agent, American Century Services, LLC.

The fund is eligible to invest in a money market fund for temporary purposes, which is managed by J.P. Morgan Investment Management, Inc. (JPMIM). The fund has a Mutual Funds Services Agreement with J.P. Morgan Investor Services Co. (JPMIS) and a securities lending agreement with JPMorgan Chase Bank (JPMCB). JPMCB is a custodian of the fund. JPMIM, JPMIS and JPMCB are wholly owned subsidiaries of JPMorgan Chase & Co. (JPM). JPM is an equity investor in ACC.

3. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the six months ended September 30, 2010, were $1,044,819,474 and $964,044,832, respectively.

24

4. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Six months ended September 30, 2010		Year ended March 31, 2010(1)
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	500,000,000		500,000,000
Sold	16,741,728	$132,917,111	46,301,934	$308,457,745
Issued in reinvestment of distributions	365,658	2,830,193	1,843,406	11,250,741
Redeemed	(15,078,108)	(116,781,641)	(26,949,571)	(180,987,009)
	2,029,278	18,965,663	21,195,769	138,721,477
Institutional Class/Shares Authorized	270,000,000		210,000,000
Sold	14,895,053	117,822,272	37,975,594	265,921,659
Issued in reinvestment of distributions	329,369	2,559,198	1,126,179	6,962,827
Redeemed	(9,385,380)	(72,282,021)	(12,731,092)	(89,566,167)
	5,839,042	48,099,449	26,370,681	183,318,319
A Class/Shares Authorized	190,000,000		190,000,000
Sold	6,569,303	51,270,713	18,114,015	123,055,287
Issued in reinvestment of distributions	98,632	761,438	644,442	3,882,759
Redeemed	(5,856,017)	(45,082,162)	(10,338,333)	(69,437,219)
	811,918	6,949,989	8,420,124	57,500,827
C Class/Shares Authorized	5,000,000		20,000,000
Sold	23	168	3,289	25,000
R Class/Shares Authorized	5,000,000		20,000,000
Sold	50,758	381,498	3,289	25,000
Issued in reinvestment of distributions	54	414	—	—
Redeemed	(1,495)	(11,021)	—	—
	49,317	370,891	3,289	25,000
Net increase (decrease)	8,729,578	$74,386,160	55,993,152	$379,590,623

(1)	March 1, 2010 (commencement of sale) through March 31, 2010 for the C Class and R Class.

25

5. Affiliated Company Transactions

If a fund’s holding represents ownership of 5% or more of the voting securities of a company, the company is affiliated as defined in the 1940 Act. A summary of transactions for each company which is or was an affiliate at or during the six months ended September 30, 2010 follows:

	March 31, 2010					September 30, 2010
Company	Share Balance	Purchase Cost	Sales Cost	Realized Gain (Loss)	Dividend Income	Share Balance	Market Value
Cutera, Inc. (1)	690,000	$902,244	$1,641,144	$114,343	—	645,000	$5,224,500
Hampton Roads Bankshares, Inc.(1)	355,000	1,871,130	—	—	—	1,145,000	1,095,192
Mercer Insurance Group, Inc.	361,253	679,304	—	—	$77,783	400,000	7,120,000
Ulticom, Inc.(1)	577,353	699,334	45,686	(36,509)	—	654,216	5,181,391
Utah Medical Products, Inc.	155,000	544,298	—	—	78,725	174,623	5,116,454
Young Innovations, Inc.	679,235	2,206,311	1,922,638	119,069	57,800	695,000	19,883,950
		$6,902,621	$3,609,468	$196,903	$214,308		$43,621,487

(1)	Non-income producing.

6. Fair Value Measurements

The fund’s securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical securities;

•
Level 2 valuation inputs consist of significant direct or indirect observable market data (including quoted prices for similar securities, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.); or

•	Level 3 valuation inputs consist of significant unobservable inputs (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the valuation inputs used to determine the fair value of the fund’s securities as of September 30, 2010. The Schedule of Investments provides additional details on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Investment Securities
Common Stocks	$1,904,199,169	—	—
Convertible Preferred Stocks	—	$66,846,944	—
Preferred Stocks	—	9,976,689	—
Temporary Cash Investments	22,580	37,400,000	—
Total Value of Investment Securities	$1,904,221,749	$114,223,633	—

26

7. Risk Factors

The fund generally invests in smaller companies which may be more volatile, and subject to greater short-term risk than those of larger companies. In addition, the fund’s performance may be affected by investments in initial public offerings (IPOs). The impact of IPOs on a fund’s performance depends on the strength of the IPO market and the size of the fund. IPOs may have less impact on a fund’s performance as its assets grow.

8. Interfund Lending

The fund, along with certain other funds in the American Century Investments family of funds, may participate in an interfund lending program, pursuant to an Exemptive Order issued by the Securities and Exchange Commission (SEC). This program provides an alternative credit facility allowing the fund to borrow from or lend to other funds in the American Century Investments family of funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. The interfund loan rate earned/paid on interfund lending transactions is determined daily based on the average of certain current market rates. Interfund lending transactions normally extend only overnight, but can have a maximum duration of seven days. The program is subject to annual approval by the Board of Directors. During the six months ended September 30, 2010, the fund did not utilize the program.

9. Federal Tax Information

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of September 30, 2010, the components of investments for federal income tax purposes were as follows:

Federal tax cost of investments	$1,925,426,752
Gross tax appreciation of investments	$201,652,782
Gross tax depreciation of investments	(108,634,152)
Net tax appreciation (depreciation) of investments	$93,018,630

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

As of March 31, 2010, the fund had accumulated capital losses of $(164,449,952), which represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations. Capital loss carryovers of $(77,587,982) and $(86,861,970) expire in 2017 and 2018, respectively.

27

Financial Highlights
Small Cap Value

Investor Class
For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
	2010(1)		2010	2009	2008	2007	2006
Per-Share Data
Net Asset Value, Beginning of Period	$8.02		$4.70	$7.02	$10.01	$10.45	$10.07
Income From Investment Operations
Net Investment Income (Loss)(2)	0.03		0.11	0.12	0.09	0.06	0.06
Net Realized and Unrealized Gain (Loss)	(0.14)		3.33	(2.31)	(1.16)	0.87	1.72
Total From Investment Operations	(0.11)		3.44	(2.19)	(1.07)	0.93	1.78
Distributions
From Net Investment Income	(0.03)		(0.12)	(0.11)	(0.09)	(0.04)	(0.06)
From Net Realized Gains	—		—	(0.02)	(1.83)	(1.33)	(1.34)
Total Distributions	(0.03)		(0.12)	(0.13)	(1.92)	(1.37)	(1.40)
Net Asset Value, End of Period	$7.88		$8.02	$4.70	$7.02	$10.01	$10.45

Total Return(3)	(1.41)%		73.93%	(31.69)%	(12.22)%	9.38%	18.67%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets(4)	1.25	%(5)	1.25%	1.25%	1.26%	1.25%	1.25%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.81	%(5)	1.60%	1.93%	1.01%	0.57%	0.58%
Portfolio Turnover Rate	50%		104%	192%	123%	121%	111%
Net Assets, End of Period (in thousands)	$886,612		$885,942	$419,206	$732,968	$1,261,392	$1,390,024

(1)	Six months ended September 30, 2010 (unaudited).
(2)	Computed using average shares outstanding throughout the period.
(3)
Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. Total returns are calculated based on the net asset value of the last business day.

(4)	Ratio of operating expenses to average net assets does not include any fees and expenses of the acquired funds.
(5)	Annualized.

See Notes to Financial Statements.

28

Small Cap Value

Institutional Class
For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
	2010(1)		2010	2009	2008	2007	2006
Per-Share Data
Net Asset Value, Beginning of Period	$8.05		$4.71	$7.04	$10.03	$10.47	$10.08
Income From Investment Operations
Net Investment Income (Loss)(2)	0.04		0.12	0.13	0.11	0.08	0.08
Net Realized and Unrealized Gain (Loss)	(0.15)		3.35	(2.32)	(1.17)	0.87	1.73
Total From Investment Operations	(0.11)		3.47	(2.19)	(1.06)	0.95	1.81
Distributions
From Net Investment Income	(0.03)		(0.13)	(0.12)	(0.10)	(0.06)	(0.08)
From Net Realized Gains	—		—	(0.02)	(1.83)	(1.33)	(1.34)
Total Distributions	(0.03)		(0.13)	(0.14)	(1.93)	(1.39)	(1.42)
Net Asset Value, End of Period	$7.91		$8.05	$4.71	$7.04	$10.03	$10.47

Total Return(3)	(1.31)%		74.47%	(31.61)%	(12.05)%	9.52%	18.98%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets(4)	1.05	%(5)	1.05%	1.05%	1.06%	1.05%	1.05%
Ratio of Net Investment Income (Loss) to Average Net Assets	1.01	%(5)	1.80%	2.13%	1.21%	0.77%	0.78%
Portfolio Turnover Rate	50%		104%	192%	123%	121%	111%
Net Assets, End of Period (in thousands)	$689,669		$654,738	$258,902	$370,422	$443,173	$435,327

(1)	Six months ended September 30, 2010 (unaudited).
(2)	Computed using average shares outstanding throughout the period.
(3)
Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. Total returns are calculated based on the net asset value of the last business day.

(4)	Ratio of operating expenses to average net assets does not include any fees and expenses of the acquired funds.
(5)	Annualized.

See Notes to Financial Statements.

29

Small Cap Value

A Class(1)
For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
	2010(2)		2010	2009	2008	2007	2006
Per-Share Data
Net Asset Value, Beginning of Period	$8.00		$4.69	$7.00	$10.00	$10.45	$10.06
Income From Investment Operations
Net Investment Income (Loss)(3)	0.02		0.09	0.10	0.07	0.03	0.03
Net Realized and Unrealized Gain (Loss)	(0.14)		3.32	(2.30)	(1.17)	0.87	1.74
Total From Investment Operations	(0.12)		3.41	(2.20)	(1.10)	0.90	1.77
Distributions
From Net Investment Income	(0.02)		(0.10)	(0.09)	(0.07)	(0.02)	(0.04)
From Net Realized Gains	—		—	(0.02)	(1.83)	(1.33)	(1.34)
Total Distributions	(0.02)		(0.10)	(0.11)	(1.90)	(1.35)	(1.38)
Net Asset Value, End of Period	$7.86		$8.00	$4.69	$7.00	$10.00	$10.45

Total Return(4)	(1.53)%		73.53%	(31.82)%	(12.51)%	9.10%	18.51%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets(5)	1.50	%(6)	1.50%	1.50%	1.51%	1.50%	1.50%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.56	%(6)	1.35%	1.68%	0.76%	0.32%	0.33%
Portfolio Turnover Rate	50%		104%	192%	123%	121%	111%
Net Assets, End of Period (in thousands)	$433,249		$434,413	$215,068	$286,227	$434,182	$455,001

(1)	Prior to March 1, 2010, the A Class was referred to as the Advisor Class.
(2)	Six months ended September 30, 2010 (unaudited).
(3)	Computed using average shares outstanding throughout the period.
(4)
Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges. Total returns for periods less than one year are not annualized. Total returns are calculated based on the net asset value of the last business day.

(5)	Ratio of operating expenses to average net assets does not include any fees and expenses of the acquired funds.
(6)	Annualized.

See Notes to Financial Statements.

30

Small Cap Value

C Class
For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
	2010(1)		2010(2)
Per-Share Data
Net Asset Value, Beginning of Period	$8.01		$7.60
Income From Investment Operations
Net Investment Income (Loss)(3)	(0.01)		—	(4)
Net Realized and Unrealized Gain (Loss)	(0.14)		0.41
Total From Investment Operations	(0.15)		0.41
Net Asset Value, End of Period	$7.86		$8.01

Total Return(5)	(1.87)%		5.39%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets(6)	2.25	%(7)	2.25	%(7)
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.19	)%(7)	0.72	%(7)
Portfolio Turnover Rate	50%		104	%(8)
Net Assets, End of Period (in thousands)	$26		$26

(1)	Six months ended September 30, 2010 (unaudited).
(2)	March 1, 2010 (commencement of sale) through March 31, 2010.
(3)	Computed using average shares outstanding throughout the period.
(4)	Per-share amount was less than $0.005.
(5)
Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges. Total returns for periods less than one year are not annualized. Total returns are calculated based on the net asset value of the last business day.

(6)	Ratio of operating expenses to average net assets does not include any fees and expenses of the acquired funds.
(7)	Annualized.
(8)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended March 31, 2010.

See Notes to Financial Statements.

31

Small Cap Value

R Class
For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
	2010(1)		2010(2)
Per-Share Data
Net Asset Value, Beginning of Period	$8.02		$7.60
Income From Investment Operations
Net Investment Income (Loss)(3)	0.03		0.01
Net Realized and Unrealized Gain (Loss)	(0.16)		0.41
Total From Investment Operations	(0.13)		0.42
Distributions
From Net Investment Income	(0.01)		—
Net Asset Value, End of Period	$7.88		$8.02

Total Return(4)	(1.65)%		5.53%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets(5)	1.75	%(6)	1.75	%(6)
Ratio of Net Investment Income (Loss) to Average Net Assets	0.31	%(6)	1.22	%(6)
Portfolio Turnover Rate	50%		104	%(7)
Net Assets, End of Period (in thousands)	$414		$26

(1)	Six months ended September 30, 2010 (unaudited).
(2)	March 1, 2010 (commencement of sale) through March 31, 2010.
(3)	Computed using average shares outstanding throughout the period.
(4)
Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. Total returns are calculated based on the net asset value of the last business day.

(5)	Ratio of operating expenses to average net assets does not include any fees and expenses of the acquired funds.
(6)	Annualized.
(7)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended March 31, 2010.

See Notes to Financial Statements.

32

Proxy Voting Results

A special meeting of shareholders was held on June 16, 2010, to vote on the following proposals. Each proposal received the required number of votes and was adopted. A summary of voting results is listed below each proposal.

Proposal 1:

To elect one Director to the Board of Directors of American Century Capital Portfolios, Inc. (the proposal was voted on by all shareholders of funds issued by American Century Capital Portfolios, Inc.):

John R. Whitten	For:	8,909,100,602
	Withhold:	464,054,213
	Abstain:	0
	Broker Non-Vote:	0

The other directors whose term of office continued after the meeting include Jonathan S. Thomas, Thomas A. Brown, Andrea C. Hall, James A. Olson, Donald H. Pratt, and M. Jeannine Strandjord.

Proposal 2:

To approve a management agreement between the fund and American Century Investment Management, Inc.:

Investor and A Classes	For:	728,192,514
	Against:	9,189,064
	Abstain:	20,366,072
	Broker Non-Vote:	74,326,672

Institutional Class	For:	367,608,459
	Against:	2,009,710
	Abstain:	1,701,815
	Broker Non-Vote:	10,545,455

Proposal 3:

To approve an amendment to the Articles of Incorporation to limit certain director liability to the extent permitted by Maryland law (the proposal was voted on by all shareholders of funds issued by American Century Capital Portfolios, Inc.):

For:	7,171,505,354
Against:	434,482,700
Abstain:	468,352,741
Broker Non-Vote:	1,298,814,021

33

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs, or 403(b), 457 and qualified plans are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

Proxy Voting Guidelines

American Century Investment Management, Inc., the fund’s investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

34

Index Definitions

The following indices are used to illustrate investment market, sector, or style performance or to serve as fund performance comparisons. They are not investment products available for purchase.

The Lipper Small-Cap Value Funds Index is an equal dollar-weighted index of, typically, the 30 largest mutual funds within the Small-Cap Value fund classification, as defined by Lipper. The index is adjusted for the reinvestment of capital gains and income dividends.

The Russell 1000® Index is a market-capitalization weighted, large-cap index created by Frank Russell Company to measure the performance of the 1,000 largest publicly traded U.S. companies, based on total market capitalization.

The Russell 1000® Growth Index measures the performance of those Russell 1000 Index companies (the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The Russell 1000® Value Index measures the performance of those Russell 1000 Index companies (the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The Russell 2000® Index is a market-capitalization weighted index created by Frank Russell Company to measure the performance of the 2,000 smallest of the 3,000 largest publicly traded U.S. companies, based on total market capitalization.

The Russell 2000® Growth Index measures the performance of those Russell 2000 Index companies (the 2,000 smallest of the 3,000 largest publicly traded U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The Russell 2000® Value Index measures the performance of those Russell 2000 Index companies (the 2,000 smallest of the 3,000 largest publicly traded U.S. companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The Russell Midcap® Index measures the performance of the 800 smallest of the 1,000 largest publicly traded U.S. companies, based on total market capitalization.

The Russell Midcap® Growth Index measures the performance of those Russell Midcap Index companies (the 800 smallest of the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The Russell Midcap® Value Index measures the performance of those Russell Midcap Index companies (the 800 smallest of the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

35

Notes

36

Contact Us

americancentury.com

Automated Information Line	1-800-345-8765

Investor Services Representative	1-800-345-2021 or 816-531-5575

Investors Using Advisors	1-800-378-9878

Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533

Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488

Telecommunications Device for the Deaf	1-800-634-4113

American Century Capital Portfolios, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

American Century Investment Services, Inc., Distributor

©2010 American Century Proprietary Holdings, Inc. All rights reserved.

1011
CL-SAN-69823

Semiannual Report September 30, 2010

American Century Investments®
Value Fund

President’s Letter	2
Independent Chairman’s Letter	3
Market Perspective	4
U.S. Stock Index Returns	4

Value

Performance	5
Portfolio Commentary	7
Top Ten Holdings	9
Top Five Industries	9
Types of Investments in Portfolio	9

Shareholder Fee Example	10

Financial Statements

Schedule of Investments	12
Statement of Assets and Liabilities	15
Statement of Operations	16
Statement of Changes in Net Assets	17
Notes to Financial Statements	18
Financial Highlights	25

Other Information

Proxy Voting Results	31
Additional Information	32
Index Definitions	33

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

   Jonathan Thomas

Dear Investor:

To learn more about the capital markets, your investment, and the portfolio management strategies American Century Investments provides, we encourage you to review this shareholder report for the financial reporting period ended September 30, 2010.

On the following pages, you will find investment performance and portfolio information, presented with the expert perspective and commentary of our portfolio management team. This report remains one of our most important vehicles for conveying the information you need about your investment performance, and about the market factors and strategies that affect fund returns. For additional information on the markets, we encourage you to visit the “Insights & News” tab at our Web site, americancentury.com, for updates and further expert commentary.

The top of our Web site’s home page also provides a link to “Our Story,” which, first and foremost, outlines our commitment—since 1958—to helping clients reach their financial goals. We believe strongly that we will only be successful when our clients are successful. That’s who we are.

Another important, unique facet of our story and who we are is “Profits with a Purpose,” which describes our bond with the Stowers Institute for Medical Research (SIMR). SIMR is a world-class biomedical organization—founded by our company founder James E. Stowers, Jr. and his wife Virginia—that is dedicated to researching the causes, treatment, and prevention of gene-based diseases, including cancer. Through American Century Investments’ private ownership structure, more than 40% of our profits support SIMR.

Mr. Stowers’ example of achieving financial success and using that platform to help humanity motivates our entire American Century Investments team. His story inspires us to help each of our clients achieve success. Thank you for sharing your financial journey with us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

Independent Chairman’s Letter

   Don Pratt

Dear Fellow Shareholders,

As regulators and the markets continue to sort out the events of the credit crisis, a consistent theme has been that financial services firms should re-examine their risk management practices. Risk management has been a regular part of American Century Investments’ activities for many years. However, recently American Century and your mutual fund board have been spending additional time focusing on our risk oversight processes.

The board’s efforts are now organized around three categories of risk: investment risk, operational risk, and enterprise risk. This approach has facilitated a realignment of many risk oversight tasks that the board has historically conducted. Investment risk tasks include a review of portfolio risk, monitoring the use of derivatives, and performance assessment. Operational risk focuses on compliance, valuation, shareholder services, and trading activities. Enterprise risk addresses the financial condition of the advisor, human resource development, and reputational risks. Risk oversight tasks are addressed in every quarterly board meeting, and a review of the advisor’s entire risk management program is undertaken annually. We acknowledge and support the approach that American Century Investments takes to its risk management responsibilities. While the board has refocused its efforts in this important oversight area, we recognize that risk oversight is a journey and we expect to continue to improve our processes.

Our September quarterly board meeting was held in the New York offices of American Century Investments. This gave the directors an opportunity to meet with the portfolio management teams for each of the global and international funds overseen by the board. Each team uses sophisticated investment tools and daily risk analysis in managing client assets. We also were impressed with the “bench strength” that has been developed under the leadership of the Global and Non-U.S. Equity CIO Mark Kopinski. These face-to-face meetings provide an opportunity for the directors—working on behalf of shareholders—to validate the advisor’s efforts and the investment management approach being followed.

I thank you for your continued confidence in American Century during this turbulent time in the economy and investment markets. If you have thoughts or questions you would like to share with the board send them to me at dhpratt@fundboardchair.com.

Best regards,

Don Pratt

Market Perspective

By Phil Davidson, Chief Investment Officer, U.S. Value Equity

Mixed Results for U.S. Stocks

U.S. stocks were mixed but generally lower for the six months ended September 30, 2010, as market volatility increased notably. The key factor driving this volatility was increased uncertainty regarding the U.S. economic recovery, which appeared to wane following the robust growth rate it experienced in the last half of 2009.

Evidence of slowing economic activity during the six-month period included a slowdown in the manufacturing sector, further deterioration in the housing market, persistently high unemployment, and a decline in retail sales. In addition, sovereign debt problems in Europe also led to concerns about the impact of a potential fiscal crisis on global economic growth. The combination sent stocks into a tailspin in the second quarter of 2010.

The equity market rebounded in the third quarter, with the bulk of the rally occurring in September—the highest monthly return for stocks since April 2009. The Federal Reserve indicated that it would reinstate the quantitative easing measures used to stimulate economic growth in 2009, and the market rallied in the hope that these efforts would resuscitate the economic recovery. Despite a strong finish, the broad equity indices fell slightly for the six months, although mid- and small-cap issues posted modestly positive results (see the table below).

Value Stocks Lagged

Value stocks underperformed their growth-oriented counterparts across all market capitalizations during the six-month period. The primary reason was the lagging performance of the financial sector, which is the largest component in most value indices. Financial companies continued to struggle with high unemployment, continued weakness in the housing market, growing loan delinquencies and defaults, and uncertainty regarding the impact of recent financial reform legislation.

On the positive side, the recent trend of rising dividend payouts remained supportive for value stocks. The growth in dividends reflected both a significant recovery in corporate earnings (excluding financials) over the past year and increasingly healthy balance sheets. The question going forward is whether companies can sustain this level of profitability and financial strength in a slow-growth economic environment.

U.S. Stock Index Returns
For the six months ended September 30, 2010*
Russell 1000 Index (Large-Cap)	–1.21%	Russell 2000 Index (Small-Cap)	0.25%
Russell 1000 Growth Index	–0.27%	Russell 2000 Growth Index	2.43%
Russell 1000 Value Index	–2.14%	Russell 2000 Value Index	–1.90%
Russell Midcap Index	2.12%	*Total returns for periods less than one year are not annualized.
Russell Midcap Growth Index	2.95%
Russell Midcap Value Index	1.40%

Performance
Value

Total Returns as of September 30, 2010
				Average Annual Returns
	Ticker Symbol	6 months(1)	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	TWVLX	-1.44%	9.49%	1.12%	5.79%	8.86%	9/1/93
Russell 3000 Value Index	—	-2.11%	9.15%	-0.39%	2.96%	8.00%(2)	—
S&P 500 Index	—	-1.42%	10.16%	0.64%	-0.43%	7.45%(2)	—
Lipper Multi-Cap Value Index	—	-2.67%	7.96%	-0.78%	2.95%	7.15%(2)	—
Institutional Class	AVLIX	-1.53%	9.71%	1.28%	5.98%	5.65%	7/31/97
A Class(3) No sales charge* With sales charge*	TWADX	-1.75% -7.41%	9.23% 2.92%	0.83% -0.35%	5.52% 4.89%	6.79% 6.34%	10/2/96
B Class No sales charge* With sales charge*	ACBVX	-1.94% -6.94%	8.26% 4.26%	0.10% -0.10%	— —	5.53% 5.53%	1/31/03
C Class No sales charge* With sales charge*	ACLCX	-1.95% -2.92%	8.33% 8.33%	0.10% 0.10%	— —	2.89% 2.89%	6/4/01
R Class	AVURX	-1.69%	8.94%	0.62%	—	0.15%	7/29/05

*
Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge for equity funds and may be subject to a maximum CDSC of 1.00%. B Class shares redeemed within six years of purchase are subject to a CDSC that declines from 5.00% during the first year after purchase to 0.00% the sixth year after purchase. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1)	Total returns for periods less than one year are not annualized.
(2)	Since 8/31/93, the date nearest the Investor Class’s inception for which data are available.
(3)	Prior to September 4, 2007, the A Class was referred to as the Advisor Class and did not have a front-end sales charge. Performance prior to that date has been adjusted to reflect this charge.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. International investing involves special risks, such as political instability and currency fluctuations.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

Value

Growth of $10,000 Over 10 Years
$10,000 investment made September 30, 2000

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	A Class	B Class	C Class	R Class
1.00%	0.80%	1.25%	2.00%	2.00%	1.50%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. International investing involves special risks, such as political instability and currency fluctuations.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

Portfolio Commentary
Value

Portfolio Managers: Michael Liss, Kevin Toney, and Phil Davidson

Performance Summary

Value declined -1.44%* for the six months ended September 30, 2010. By comparison, the Lipper Multi-Cap Value Index fell -2.67%, while the average return for Morningstar’s Large Cap Value category** (its performance, like Value’s, reflects operating expenses) was -2.44%. The fund’s benchmark, the Russell 3000 Value Index, and the S&P 500 Index, representative of the broad market, dropped -2.11% and -1.42%, respectively. The portfolio’s return reflects operating expenses, while the indices’ returns do not.

Stocks suffered steep declines during the first three months of the reporting period as investors, unsettled by the debt crisis in Europe and softer-than-expected U.S. economic news, fled into defensive investments such as U.S. Treasuries and utilities. However, in spite of continued economic uncertainty, stock prices rose once the turmoil in Europe moderated. Counter-intuitively, both higher-risk and higher-yielding securities outperformed. Higher-risk stocks were in favor as fears of a double-dip recession eased, while investors continued to favor higher-yielding securities because of very low interest rates. Value outperformed its benchmark, largely because of its investment approach which emphasizes higher-quality businesses with sound balance sheets. The portfolio benefited from security selection in financials and industrials. Detracting were holdings in the energy and information technology sectors.

We carefully manage this portfolio for long-term results. Since Value’s inception on September 1, 1993, the portfolio has produced an average annual return of 8.86%, topping the returns for that period for the Lipper Multi-Cap Value Index, the Russell 3000 Value Index, and the S&P 500 Index (see the performance information on pages 5–6).

Financials Contributed to Performance

An underweight position and strong stock selection in financials—the weakest performing sector in the benchmark—enhanced Value’s relative results. In particular, the portfolio benefited from our focus on the less-volatile names in the insurance industry, such as Berkshire Hathaway. The conglomerate, which owns GEICO Insurance and is managed by Warren Buffett, performed well during the period. In our opinion, it is a stable company with good prospects.

An underweight in commercial banks and diversified financial services companies also added to performance. After the passage of financial reform legislation, many of these names declined on concerns about their future earnings power. Among commercial banks, the portfolio’s lack of exposure to Wells Fargo contributed to results. In diversified financial services, an underweight in Bank of America was advantageous.

*	All fund returns referenced in this commentary are for Investor Class shares. Total returns for periods less than one year are not annualized.

**
The average returns for Morningstar’s Large Cap Value category were 8.02%, -0.28% and 2.47% for the one-, five- and ten-year periods ended September 30, 2010, respectively. © Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Value

Industrials Boosted Results

Security selection in the industrials sector contributed to relative performance. Value benefited from a position in Republic Services. Waste management companies weathered the recession well due to their stable business models and strong cash flow generation. Republic Services has also successfully cut costs as part of its merger with Allied Waste Industries, and its disciplined pricing strategy coupled with a nascent recovery in business volume has boosted the profits of this well-run company.

Another notable contributor was United Parcel Service (UPS). The package delivery company’s international business has grown, and it stands to gain customers following DHL’s exit from the U.S. parcel market. UPS has also realized cost savings from the reorganization of its U.S. operations.

Materials Added Value

In the materials sector, Value benefited from its focus on high-quality, stable businesses. A key contributor was Newmont Mining Corp. Newmont’s new management team continues to execute well on its strategic and operating plan. In addition, as gold prices rose during the period, the company’s profitability increased.

Energy Slowed Progress

The portfolio’s mix of large, integrated oil and gas companies was a drag on relative results. A top detractor was French oil producer Total SA, which is not represented in the benchmark. Its stock traded down because of weakness in the euro. A position in EQT Corp. also dampened results. A low-cost natural gas producer, EQT reported significant success with two of its experimental shale wells. We believe weak natural gas prices have temporarily pushed down the company’s share price.

Information Technology Detracted

In information technology, Value was hindered by security selection among semiconductor companies and the makers of computers and peripherals. A notable detractor was Hewlett-Packard Co. Despite posting profit gains, the technology giant’s share prices declined after the abrupt exit of its chief executive officer and uncertainty surrounding the appointment of a successor.

Outlook

We will continue to follow our disciplined, bottom-up process, selecting securities one at a time for the portfolio. As of September 30, 2010, we see opportunities in health care and energy, reflected by overweight positions in these sectors relative to the benchmark. Our fundamental analysis and valuation work are also directing us toward relative underweights in utilities, financials, and materials stocks.

Value

Top Ten Holdings
% of net assets as of 9/30/10
Johnson & Johnson	3.3%
Chevron Corp.	3.2%
AT&T, Inc.	3.1%
JPMorgan Chase & Co.	3.1%
Pfizer, Inc.	2.8%
General Electric Co.	2.7%
Total SA	2.1%
Exxon Mobil Corp.	2.1%
Beckman Coulter, Inc.	2.0%
Marsh & McLennan Cos., Inc.	2.0%

Top Five Industries
% of net assets as of 9/30/10
Oil, Gas & Consumable Fuels	11.8%
Pharmaceuticals	9.1%
Insurance	8.6%
Capital Markets	6.3%
Diversified Financial Services	5.1%

Types of Investments in Portfolio
% of net assets as of 9/30/10
Domestic Common Stocks	90.6%
Foreign Common Stocks*	6.6%
Total Common Stocks	97.2%
Temporary Cash Investments	2.7%
Other Assets and Liabilities	0.1%

* Includes depositary shares, dual listed securities and foreign ordinary shares.

Shareholder Fee Example (Unaudited)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from April 1, 2010 to September 30, 2010.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. We will not charge the fee as long as you choose to manage your accounts exclusively online. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 4/1/10	Ending Account Value 9/30/10	Expenses Paid During Period* 4/1/10 – 9/30/10	Annualized Expense Ratio*
Actual
Investor Class	$1,000	$985.60	$5.03	1.01%
Institutional Class	$1,000	$984.70	$4.03	0.81%
A Class	$1,000	$982.50	$6.26	1.26%
B Class	$1,000	$980.60	$9.98	2.01%
C Class	$1,000	$980.50	$9.98	2.01%
R Class	$1,000	$983.10	$7.51	1.51%
Hypothetical
Investor Class	$1,000	$1,020.00	$5.11	1.01%
Institutional Class	$1,000	$1,021.01	$4.10	0.81%
A Class	$1,000	$1,018.75	$6.38	1.26%
B Class	$1,000	$1,014.99	$10.15	2.01%
C Class	$1,000	$1,014.99	$10.15	2.01%
R Class	$1,000	$1,017.50	$7.64	1.51%

*Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 183, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

Schedule of Investments
Value

SEPTEMBER 30, 2010 (UNAUDITED)

	Shares	Value
Common Stocks — 97.2%
AEROSPACE & DEFENSE — 0.6%
Northrop Grumman Corp.	199,420	$ 12,090,835
AIR FREIGHT & LOGISTICS — 0.4%
United Parcel Service, Inc., Class B	126,060	8,406,941
AIRLINES — 0.1%
Southwest Airlines Co.	141,600	1,850,712
AUTOMOBILES — 1.2%
Honda Motor Co. Ltd.	226,800	8,049,933
Toyota Motor Corp.	447,700	16,078,158
		24,128,091
BEVERAGES — 0.7%
PepsiCo, Inc.	202,920	13,482,005
CAPITAL MARKETS — 6.3%
AllianceBernstein Holding LP	109,900	2,902,459
Ameriprise Financial, Inc.	141,990	6,720,387
Bank of New York Mellon Corp. (The)	174,870	4,569,353
BlackRock, Inc.	33,890	5,769,772
Charles Schwab Corp. (The)	718,560	9,987,984
Franklin Resources, Inc.	26,860	2,871,334
Goldman Sachs Group, Inc. (The)	158,490	22,914,484
Invesco Ltd.	193,490	4,107,793
Morgan Stanley	334,320	8,251,018
Northern Trust Corp.	727,040	35,072,410
State Street Corp.	555,070	20,903,936
		124,070,930
COMMERCIAL BANKS — 3.3%
Comerica, Inc.	356,260	13,235,059
Commerce Bancshares, Inc.	208,600	7,841,274
PNC Financial Services Group, Inc.	155,440	8,068,890
U.S. Bancorp.	1,606,430	34,731,017
		63,876,240
COMMERCIAL SERVICES & SUPPLIES — 2.8%
Avery Dennison Corp.	194,200	7,208,704
Cintas Corp.	232,380	6,402,069
Republic Services, Inc.	832,840	25,393,292
Waste Management, Inc.	443,840	15,862,841
		54,866,906
COMMUNICATIONS EQUIPMENT — 0.2%
Nokia Oyj ADR	379,520	3,806,586
COMPUTERS & PERIPHERALS — 1.3%
Diebold, Inc.	260,950	8,112,935
Hewlett-Packard Co.	408,600	17,189,802
		25,302,737
CONSTRUCTION MATERIALS — 0.3%
Vulcan Materials Co.	146,530	5,409,888
CONTAINERS & PACKAGING — 0.3%
Bemis Co., Inc.	192,990	6,127,432
DISTRIBUTORS — 0.7%
Genuine Parts Co.	293,710	13,096,529
DIVERSIFIED — 0.4%
SPDR S&P 500 ETF Trust, Series 1	77,400	8,832,888
DIVERSIFIED FINANCIAL SERVICES — 5.1%
Bank of America Corp.	2,763,030	36,223,323
JPMorgan Chase & Co.	1,592,520	60,627,237
McGraw-Hill Cos., Inc. (The)	120,440	3,981,746
		100,832,306
DIVERSIFIED TELECOMMUNICATION SERVICES — 4.7%
AT&T, Inc.	2,138,880	61,171,968
Qwest Communications International, Inc.	678,880	4,256,578
Verizon Communications, Inc.	832,900	27,144,211
		92,572,757
ELECTRIC UTILITIES — 2.8%
American Electric Power Co., Inc.	317,280	11,495,054
IDACORP, Inc.	245,080	8,803,274
NV Energy, Inc.	305,030	4,011,144
Westar Energy, Inc.	1,279,320	30,997,924
		55,307,396
ELECTRICAL EQUIPMENT — 2.0%
Emerson Electric Co.	110,460	5,816,824
Hubbell, Inc., Class B	488,090	24,770,567
Thomas & Betts Corp.(1)	189,140	7,758,523
		38,345,914
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS — 0.5%
Molex, Inc.	500,870	10,483,209
ENERGY EQUIPMENT & SERVICES — 0.5%
Baker Hughes, Inc.	207,860	8,854,836

Value

Shares	Value
FOOD & STAPLES RETAILING — 2.4%
CVS Caremark Corp.	467,620	$ 14,716,001
Walgreen Co.	115,310	3,862,885
Wal-Mart Stores, Inc.	546,350	29,240,652
		47,819,538
FOOD PRODUCTS — 4.4%
ConAgra Foods, Inc.	936,560	20,548,126
H.J. Heinz Co.	148,150	7,017,866
Kellogg Co.	195,140	9,856,521
Kraft Foods, Inc., Class A	1,157,610	35,723,845
Unilever NV CVA	429,910	12,849,690
		85,996,048
HEALTH CARE EQUIPMENT & SUPPLIES — 5.1%
Beckman Coulter, Inc.	801,700	39,114,943
Boston Scientific Corp.(1)	2,091,070	12,818,259
CareFusion Corp.(1)	382,160	9,492,854
Covidien plc	201,030	8,079,396
Medtronic, Inc.	218,980	7,353,348
Zimmer Holdings, Inc.(1)	430,490	22,527,542
		99,386,342
HEALTH CARE PROVIDERS & SERVICES — 2.5%
Aetna, Inc.	405,530	12,818,803
CIGNA Corp.	215,050	7,694,489
LifePoint Hospitals, Inc.(1)	330,660	11,592,940
UnitedHealth Group, Inc.	485,170	17,034,319
		49,140,551
HOTELS, RESTAURANTS & LEISURE — 1.2%
International Speedway Corp., Class A	560,990	13,688,156
Speedway Motorsports, Inc.	671,970	10,536,490
		24,224,646
HOUSEHOLD DURABLES — 0.7%
Toll Brothers, Inc.(1)	280,620	5,337,392
Whirlpool Corp.	98,150	7,946,224
		13,283,616
HOUSEHOLD PRODUCTS — 2.7%
Kimberly-Clark Corp.	295,680	19,233,984
Procter & Gamble Co. (The)	547,660	32,843,170
		52,077,154
INDUSTRIAL CONGLOMERATES — 2.7%
General Electric Co.	3,216,890	52,274,462
INSURANCE — 8.6%
ACE Ltd.	209,690	12,214,442
Allstate Corp. (The)	574,930	18,139,042
Aon Corp.	355,450	13,901,649
Berkshire Hathaway, Inc., Class A(1)	260	32,370,000
Chubb Corp. (The)	120,140	6,846,779
HCC Insurance Holdings, Inc.	561,300	14,644,317
Marsh & McLennan Cos., Inc.	1,583,170	38,186,060
Transatlantic Holdings, Inc.	241,440	12,269,981
Travelers Cos., Inc. (The)	369,040	19,226,984
		167,799,254
IT SERVICES — 0.6%
Accenture plc, Class A	59,630	2,533,679
Automatic Data Processing, Inc.	233,310	9,806,019
		12,339,698
MACHINERY — 0.2%
Illinois Tool Works, Inc.	82,580	3,882,912
MEDIA — 0.7%
Omnicom Group, Inc.	183,640	7,250,107
Walt Disney Co. (The)	166,350	5,507,849
		12,757,956
METALS & MINING — 0.7%
Barrick Gold Corp.	131,920	6,106,577
Newmont Mining Corp.	121,200	7,612,572
		13,719,149
MULTILINE RETAIL — 0.3%
Target Corp.	126,100	6,738,784
MULTI-UTILITIES — 2.4%
PG&E Corp.	306,400	13,916,688
Wisconsin Energy Corp.	250,260	14,465,028
Xcel Energy, Inc.	782,840	17,981,835
		46,363,551
OIL, GAS & CONSUMABLE FUELS — 11.8%
BP plc	774,580	5,205,418
BP plc ADR	48,710	2,005,391
Chevron Corp.	763,510	61,882,485
ConocoPhillips	284,170	16,319,883
Devon Energy Corp.	226,620	14,671,379
EQT Corp.	776,610	28,004,557
Exxon Mobil Corp.	651,050	40,228,379
Imperial Oil Ltd.	310,830	11,778,853
Southwestern Energy Co.(1)	121,920	4,077,005
Total SA	794,780	40,961,106
Valero Energy Corp.	350,580	6,138,656
		231,273,112
PAPER & FOREST PRODUCTS — 0.2%
MeadWestvaco Corp.	200,040	4,876,975

Value

Shares	Value
PHARMACEUTICALS — 9.1%
Bristol-Myers Squibb Co.	466,760	$ 12,653,864
Eli Lilly & Co.	382,640	13,977,839
Johnson & Johnson	1,035,150	64,137,894
Merck & Co., Inc.	907,630	33,409,860
Pfizer, Inc.	3,162,570	54,301,327
		178,480,784
REAL ESTATE INVESTMENT TRUSTS (REITs) — 1.2%
Annaly Capital Management, Inc.	281,800	4,959,680
Host Hotels & Resorts, Inc.	203,990	2,953,775
Weyerhaeuser Co.	957,917	15,096,772
		23,010,227
ROAD & RAIL — 0.2%
Heartland Express, Inc.	267,750	3,981,442
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 1.9%
Applied Materials, Inc.	1,603,310	18,726,661
Intel Corp.	829,430	15,949,939
Texas Instruments, Inc.	64,420	1,748,358
		36,424,958
SPECIALTY RETAIL — 2.7%
Lowe’s Cos., Inc.	1,618,620	36,079,040
PetSmart, Inc.	55,490	1,942,150
Staples, Inc.	604,450	12,645,094
Tiffany & Co.	41,400	1,945,386
		52,611,670
THRIFTS & MORTGAGE FINANCE — 0.7%
Hudson City Bancorp., Inc.	1,096,470	13,442,722
TOTAL COMMON STOCKS (Cost $1,829,576,706)		1,903,650,689
Temporary Cash Investments — 2.7%
JPMorgan U.S. Treasury Plus Money Market Fund Agency Shares	44,411	44,411
Repurchase Agreement, Goldman Sachs Group, Inc., (collateralized by various U.S. Treasury obligations, 4.875%, 7/31/11, valued at $54,033,383), in a joint trading account at 0.10%, dated 9/30/10, due 10/1/10 (Delivery value $53,000,147)		53,000,000
TOTAL TEMPORARY CASH INVESTMENTS (Cost $53,044,411)		53,044,411
TOTAL INVESTMENT SECURITIES — 99.9% (Cost $1,882,621,117)		1,956,695,100
OTHER ASSETS AND LIABILITIES — 0.1%		1,275,238
TOTAL NET ASSETS — 100.0%		$1,957,970,338

Forward Foreign Currency Exchange Contracts
Contracts to Sell		Counterparty	Settlement Date	Value	Unrealized Gain (Loss)
14,579,869	CAD for USD	Bank of America	10/29/10	$14,163,464	$ (92,812)
31,701,572	EUR for USD	UBS AG	10/29/10	43,209,242	(472,670)
3,455,862	GBP for USD	Bank of America	10/29/10	5,427,949	15,655
1,526,034,600	JPY for USD	Bank of America	10/29/10	18,284,259	(97,694)
				$81,084,914	$(647,521)

(Value on Settlement Date $80,437,393)

Notes to Schedule of Investments

ADR = American Depositary Receipt	GBP = British Pound

CAD = Canadian Dollar	JPY = Japanese Yen

CVA = Certificaten Van Aandelen	SPDR = Standard & Poor’s Depositary Receipts

ETF = Exchange-Traded Fund	USD = United States Dollar

EUR = Euro

(1)	Non-income producing.

See Notes to Financial Statements.

Statement of Assets and Liabilities

SEPTEMBER 30, 2010 (UNAUDITED)
Assets
Investment securities, at value (cost of $1,882,621,117)	$1,956,695,100
Receivable for investments sold	6,539,134
Receivable for capital shares sold	661,141
Receivable for forward foreign currency exchange contracts	15,655
Dividends and interest receivable	4,334,599
1,968,245,629

Liabilities
Payable for investments purchased	6,189,842
Payable for capital shares redeemed	1,819,185
Payable for forward foreign currency exchange contracts	663,176
Accrued management fees	1,553,379
Service fees (and distribution fees — A Class and R Class) payable	43,771
Distribution fees payable	5,938
10,275,291

Net Assets	$1,957,970,338

Net Assets Consist of:
Capital (par value and paid-in surplus)	$2,437,256,454
Undistributed net investment income	1,185,890
Accumulated net realized loss on investment and foreign currency transactions	(553,899,641)
Net unrealized appreciation on investments and translation of assets and liabilities in foreign currencies	73,427,635
$1,957,970,338

	Net assets	Shares outstanding	Net asset value per share
Investor Class, $0.01 Par Value	$1,560,444,529	297,458,933	$5.25
Institutional Class, $0.01 Par Value	$194,815,341	37,095,780	$5.25
A Class, $0.01 Par Value	$178,225,558	33,988,225	$5.24	*
B Class, $0.01 Par Value	$2,912,139	555,610	$5.24
C Class, $0.01 Par Value	$6,767,681	1,301,356	$5.20
R Class, $0.01 Par Value	$14,805,090	2,822,056	$5.25

*Maximum offering price $5.56 (net asset value divided by 0.9425)

See Notes to Financial Statements.

Statement of Operations

FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2010 (UNAUDITED)
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $190,646)	$31,132,130
Interest	29,031
31,161,161
Expenses:
Management fees	8,203,227
Distribution fees:
B Class	11,082
C Class	25,929
Service fees:
B Class	3,694
C Class	8,643
Distribution and service fees:
A Class	175,500
R Class	14,613
Directors’ fees and expenses	26,703
Other expenses	41,301
8,510,692

Net investment income (loss)	22,650,469

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	26,556,554
Futures contract transactions	(973,134)
Foreign currency transactions	(1,101,028)
24,482,392

Change in net unrealized appreciation (depreciation) on:
Investments	(46,324,198)
Translation of assets and liabilities in foreign currencies	(619,201)
(46,943,399)

Net realized and unrealized gain (loss)	(22,461,007)

Net Increase (Decrease) in Net Assets Resulting from Operations	$189,462

See Notes to Financial Statements.

Statement of Changes in Net Assets

SIX MONTHS ENDED SEPTEMBER 30, 2010 (UNAUDITED) AND YEAR ENDED MARCH 31, 2010
Increase (Decrease) in Net Assets	September 30, 2010	March 31, 2010
Operations
Net investment income (loss)	$22,650,469	$27,929,118
Net realized gain (loss)	24,482,392	2,211,769
Change in net unrealized appreciation (depreciation)	(46,943,399)	479,060,352
Net increase (decrease) in net assets resulting from operations	189,462	509,201,239

Distributions to Shareholders
From net investment income:
Investor Class	(19,306,575)	(22,506,189)
Institutional Class	(2,892,154)	(2,883,160)
A Class	(1,788,986)	(1,666,471)
B Class	(25,418)	(29,104)
C Class	(59,783)	(63,174)
R Class	(116,732)	(49,343)
Decrease in net assets from distributions	(24,189,648)	(27,197,441)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions	359,429,221	(52,291,998)

Net increase (decrease) in net assets	335,429,035	429,711,800

Net Assets
Beginning of period	1,622,541,303	1,192,829,503
End of period	$1,957,970,338	$1,622,541,303

Undistributed net investment income	$1,185,890	$2,725,069

See Notes to Financial Statements.

Notes to Financial Statements

SEPTEMBER 30, 2010 (UNAUDITED)

1. Organization and Summary of Significant Accounting Policies

Organization — American Century Capital Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company and is organized as a Maryland corporation. Value Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified under the 1940 Act. The fund’s investment objective is to seek long-term capital growth. Income is a secondary objective. The fund pursues its objectives by investing in stocks of companies with small, medium, and large market capitalization that management believes to be undervalued at the time of purchase. The following is a summary of the fund’s significant accounting policies.

Multiple Class — The fund is authorized to issue the Investor Class, the Institutional Class, the A Class, the B Class, the C Class and the R Class. The A Class may incur an initial sales charge. The A Class, B Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Security Valuations — Securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official close price. Investments in open-end management investment companies are valued at the reported net asset value. Discount notes may be valued through a commercial pricing service or at amortized cost, which approximates fair value. Securities traded on foreign securities exchanges and over-the-counter markets are normally completed before the close of business on days that the New York Stock Exchange (the Exchange) is open and may also take place on days when the Exchange is not open. If an event occurs after the value of a security was established but before the net asset value per share was determined that was likely to materially change the net asset value, that security would be valued as determined in accordance with procedures adopted by the Board of Directors. If the fund determines that the market price of a portfolio security is not readily available, or that the valuation methods mentioned above do not reflect the security’s fair value, such security is valued as determined by the Board of Directors or its designee, in accordance with procedures adopted by the Board of Directors, if such determination would materially impact a fund’s net asset value. Certain other circumstances may cause the fund to use alternative procedures to value a security such as: a security has been declared in default; trading in a security has been halted during the trading day; or there is a foreign market holiday and no trading will commence.

Security Transactions — For financial reporting purposes, security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. For assets and liabilities, other than investments in securities, net realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates.

Net realized and unrealized foreign currency exchange gains or losses occurring during the holding period of investment securities are a component of net realized gain (loss) on investment transactions and net unrealized appreciation (depreciation) on investments, respectively. Certain countries may impose taxes on the contract amount of purchases and sales of foreign currency contracts in their currency. The fund records the foreign tax expense, if any, as a reduction to the net realized gain (loss) on foreign currency transactions.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. The fund is no longer subject to examination by tax authorities for years prior to 2007. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Accordingly, no provision has been made for federal or state income taxes.

Distributions to Shareholders — Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income are declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

Use of Estimates — The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

2. Fees and Transactions with Related Parties

Management Fees — The corporation has entered into a Management Agreement (the Agreement) with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The Agreement provides that all expenses of managing and operating the fund, except brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of the specific class of shares of the fund and paid monthly in arrears. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that have very similar investment teams and investment strategies (strategy assets). The annual management fee schedule for the fund ranges from 0.85% to 1.00% for the Investor Class, A Class, B Class, C Class and R Class. The Institutional Class is 0.20% less at each point within the range. The effective annual management fee for each class for the six months ended September 30, 2010 was 1.00% for the Investor Class, A Class, B Class, C Class and R Class and 0.80% for the Institutional Class.

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, B Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay American Century Investment Services, Inc. (ACIS) an annual distribution and service fee of 0.25%. The plans provide that the B Class and C Class will each pay ACIS an annual distribution fee of 0.75% and service fee of 0.25%. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the six months ended September 30, 2010, are detailed in the Statement of Operations.

Related Parties — Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC), the parent of the corporation’s investment advisor, ACIM, the distributor of the corporation, ACIS, and the corporation’s transfer agent, American Century Services, LLC.

The fund is eligible to invest in a money market fund for temporary purposes, which is managed by J.P. Morgan Investment Management, Inc. (JPMIM). The fund has a Mutual Funds Services Agreement with J.P. Morgan Investor Services Co. (JPMIS) and a securities lending agreement with JPMorgan Chase Bank (JPMCB). JPMCB is a custodian of the fund. JPMIM, JPMIS and JPMCB are wholly owned subsidiaries of JPMorgan Chase & Co. (JPM). JPM is an equity investor in ACC.

3. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the six months ended September 30, 2010, were $1,004,158,148 and $686,649,451, respectively.

4. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Six months ended September 30, 2010		Year ended March 31, 2010
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	900,000,000		880,000,000
Sold	77,372,159	$388,341,604	29,425,799	$136,358,039
Issued in reinvestment of distributions	3,488,802	18,163,566	4,332,822	20,695,344
Redeemed	(19,340,077)	(99,191,689)	(54,362,072)	(252,065,378)
	61,520,884	307,313,481	(20,603,451)	(95,011,995)
Institutional Class/Shares Authorized	125,000,000		125,000,000
Sold	2,729,992	14,121,395	18,656,545	92,085,593
Issued in reinvestment of distributions	556,054	2,892,154	592,396	2,868,474
Redeemed	(5,803,309)	(29,842,876)	(12,054,560)	(53,856,923)
	(2,517,263)	(12,829,327)	7,194,381	41,097,144
A Class/Shares Authorized	150,000,000		100,000,000
Sold	18,119,116	87,815,156	7,643,029	37,535,454
Issued in reinvestment of distributions	220,886	1,149,076	342,437	1,632,715
Redeemed	(6,466,856)	(33,720,541)	(7,768,233)	(37,737,001)
	11,873,146	55,243,691	217,233	1,431,168
B Class/Shares Authorized	5,000,000		20,000,000
Sold	352	1,826	20,262	95,773
Issued in reinvestment of distributions	4,418	22,965	5,236	24,541
Redeemed	(38,977)	(201,671)	(132,822)	(634,172)
	(34,207)	(176,880)	(107,324)	(513,858)
C Class/Shares Authorized	5,000,000		10,000,000
Sold	114,707	590,886	225,800	1,046,952
Issued in reinvestment of distributions	9,120	47,045	10,522	49,054
Redeemed	(184,989)	(953,154)	(308,499)	(1,463,920)
	(61,162)	(315,223)	(72,177)	(367,914)
R Class/Shares Authorized	15,000,000		10,000,000
Sold	4,009,756	20,666,771	580,506	2,693,868
Issued in reinvestment of distributions	22,339	116,732	10,279	49,343
Redeemed	(2,048,241)	(10,590,024)	(345,574)	(1,669,754)
	1,983,854	10,193,479	245,211	1,073,457
Net increase (decrease)	72,765,252	$359,429,221	(13,126,127)	$(52,291,998)

5. Fair Value Measurements

The fund’s securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical securities;

•
Level 2 valuation inputs consist of significant direct or indirect observable market data (including quoted prices for similar securities, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.); or

•	Level 3 valuation inputs consist of significant unobservable inputs (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the valuation inputs used to determine the fair value of the fund’s securities and other financial instruments as of September 30, 2010. The Schedule of Investments provides additional details on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Investment Securities
Domestic Common Stocks	$1,773,981,460	—	—
Foreign Common Stocks	34,746,071	$94,923,158	—
Temporary Cash Investments	44,411	53,000,000	—
Total Value of Investment Securities	$1,808,771,942	$147,923,158	—

Other Financial Instruments
Total Unrealized Gain (Loss) on Forward Foreign Currency Exchange Contracts	—	$(647,521)	—

6. Derivative Instruments

Equity Price Risk — The fund is subject to equity price risk in the normal course of pursuing its investment objectives. A fund may enter into futures contracts based on an equity index in order to manage its exposure to changes in market conditions. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. The fund held no equity price risk derivative instruments at period end. During the period, the fund infrequently purchased equity price risk derivative instruments for temporary investment purposes.

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund’s exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily using prevailing exchange rates. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on foreign currency transactions and change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The risk of loss from non-performance by the counterparty may be reduced by the use of master netting agreements. The foreign currency risk derivative instruments held at period end as disclosed on the Schedule of Investments are indicative of the fund’s typical volume during the period.

Value of Derivative Instruments as of September 30, 2010

	Asset Derivatives		Liability Derivatives
Type of Derivative	Location on Statement of Assets and Liabilities	Value	Location on Statement of Assets and Liabilities	Value
Foreign Currency Risk	Receivable for forward foreign currency exchange contracts	$15,655	Payable for forward foreign currency exchange contracts	$663,176
Effect of Derivative Instruments on the Statement of Operations for the Six Months Ended September 30, 2010

	Net Realized Gain (Loss)		Change in Net Unrealized Appreciation (Depreciation)
Type of Derivative	Location on Statement of Operations	Value	Location on Statement of Operations	Value
Equity Price Risk	Net realized gain (loss) on futures contract transactions	$(973,134)	Change in net unrealized appreciation (depreciation) on futures contracts	—
Foreign Currency Risk	Net realized gain (loss) on foreign currency transactions	(1,144,006)	Change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies	$(620,789)
		$(2,117,140)		$(620,789)

7. Risk Factors

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social, and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions.

8. Interfund Lending

The fund, along with certain other funds in the American Century Investments family of funds, may participate in an interfund lending program, pursuant to an Exemptive Order issued by the Securities and Exchange Commission (SEC). This program provides an alternative credit facility allowing the fund to borrow from or lend to other funds in the American Century Investments family of funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. The interfund loan rate earned/paid on interfund lending transactions is determined daily based on the average of certain current market rates. Interfund lending transactions normally extend only overnight, but can have a maximum duration of seven days. The program is subject to annual approval by the Board of Directors. During the six months ended September 30, 2010, the fund did not utilize the program.

9. Federal Tax Information

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of September 30, 2010, the components of investments for federal income tax purposes were as follows:

Federal tax cost of investments	$1,963,065,617
Gross tax appreciation of investments	$110,759,231
Gross tax depreciation of investments	(117,129,748)
Net tax appreciation (depreciation) of investments	$(6,370,517)

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

As of March 31, 2010, the fund had accumulated capital losses of $(497,796,183), which represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations. Capital loss carryovers of $(292,022,390) and $(205,773,793) expire in 2017 and 2018, respectively.

Financial Highlights
Value

Investor Class
For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
	2010(1)		2010	2009	2008	2007	2006
Per-Share Data
Net Asset Value, Beginning of Period	$5.40		$3.80	$5.78	$7.61	$7.18	$7.31
Income From Investment Operations
Net Investment Income (Loss)(2)	0.07		0.09	0.13	0.12	0.12	0.12
Net Realized and Unrealized Gain (Loss)	(0.15)		1.60	(1.98)	(0.92)	0.93	0.57
Total From Investment Operations	(0.08)		1.69	(1.85)	(0.80)	1.05	0.69
Distributions
From Net Investment Income	(0.07)		(0.09)	(0.13)	(0.12)	(0.11)	(0.10)
From Net Realized Gains	—		—	—	(0.91)	(0.51)	(0.72)
Total Distributions	(0.07)		(0.09)	(0.13)	(1.03)	(0.62)	(0.82)
Net Asset Value, End of Period	$5.25		$5.40	$3.80	$5.78	$7.61	$7.18

Total Return(3)	(1.44)%		44.84%	(32.34)%	(11.56)%	14.90%	9.89%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	1.01	%(4)	1.00%	1.00%	1.00%	0.99%	0.99%
Ratio of Net Investment Income (Loss) to Average Net Assets	2.70	%(4)	1.97%	2.63%	1.65%	1.58%	1.71%
Portfolio Turnover Rate	42%		62%	91%	152%	140%	134%
Net Assets, End of Period (in thousands)	$1,560,445		$1,274,063	$975,772	$1,707,366	$2,495,067	$2,296,153

(1)	Six months ended September 30, 2010 (unaudited).
(2)	Computed using average shares outstanding throughout the period.
(3)
Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. Total returns are calculated based on the net asset value of the last business day.

(4)	Annualized.

See Notes to Financial Statements.

Value

Institutional Class
For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
	2010(1)		2010	2009	2008	2007	2006
Per-Share Data
Net Asset Value, Beginning of Period	$5.41		$3.81	$5.79	$7.62	$7.19	$7.32
Income From Investment Operations
Net Investment Income (Loss)(2)	0.07		0.10	0.14	0.13	0.13	0.14
Net Realized and Unrealized Gain (Loss)	(0.15)		1.60	(1.98)	(0.91)	0.94	0.57
Total From Investment Operations	(0.08)		1.70	(1.84)	(0.78)	1.07	0.71
Distributions
From Net Investment Income	(0.08)		(0.10)	(0.14)	(0.14)	(0.13)	(0.12)
From Net Realized Gains	—		—	—	(0.91)	(0.51)	(0.72)
Total Distributions	(0.08)		(0.10)	(0.14)	(1.05)	(0.64)	(0.84)
Net Asset Value, End of Period	$5.25		$5.41	$3.81	$5.79	$7.62	$7.19

Total Return(3)	(1.53)%		45.01%	(32.14)%	(11.36)%	15.11%	10.10%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	0.81	%(4)	0.80%	0.80%	0.80%	0.79%	0.79%
Ratio of Net Investment Income (Loss) to Average Net Assets	2.90	%(4)	2.17%	2.83%	1.85%	1.78%	1.91%
Portfolio Turnover Rate	42%		62%	91%	152%	140%	134%
Net Assets, End of Period (in thousands)	$194,815		$214,112	$123,484	$307,769	$289,536	$254,778

(1)	Six months ended September 30, 2010 (unaudited).
(2)	Computed using average shares outstanding throughout the period.
(3)
Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. Total returns are calculated based on the net asset value of the last business day.

(4)	Annualized.

See Notes to Financial Statements.

Value

A Class(1)
For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
	2010(2)		2010	2009	2008	2007	2006
Per-Share Data
Net Asset Value, Beginning of Period	$5.40		$3.80	$5.78	$7.61	$7.18	$7.31
Income From Investment Operations
Net Investment Income (Loss)(3)	0.07		0.08	0.12	0.10	0.10	0.10
Net Realized and Unrealized Gain (Loss)	(0.17)		1.60	(1.98)	(0.92)	0.93	0.57
Total From Investment Operations	(0.10)		1.68	(1.86)	(0.82)	1.03	0.67
Distributions
From Net Investment Income	(0.06)		(0.08)	(0.12)	(0.10)	(0.09)	(0.08)
From Net Realized Gains	—		—	—	(0.91)	(0.51)	(0.72)
Total Distributions	(0.06)		(0.08)	(0.12)	(1.01)	(0.60)	(0.80)
Net Asset Value, End of Period	$5.24		$5.40	$3.80	$5.78	$7.61	$7.18

Total Return(4)	(1.75)%		44.47%	(32.51)%	(11.76)%	14.62%	9.61%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	1.26	%(5)	1.25%	1.25%	1.25%	1.24%	1.24%
Ratio of Net Investment Income (Loss) to Average Net Assets	2.45	%(5)	1.72%	2.38%	1.40%	1.33%	1.46%
Portfolio Turnover Rate	42%		62%	91%	152%	140%	134%
Net Assets, End of Period (in thousands)	$178,226		$119,363	$83,254	$191,739	$249,265	$214,835

(1)	Prior to September 4, 2007, the A Class was referred to as the Advisor Class.
(2)	Six months ended September 30, 2010 (unaudited).
(3)	Computed using average shares outstanding throughout the period.
(4)
Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges. Total returns for periods less than one year are not annualized. Total returns are calculated based on the net asset value of the last business day.

(5)	Annualized.

See Notes to Financial Statements.

Value

B Class
For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
	2010(1)		2010	2009	2008	2007	2006
Per-Share Data
Net Asset Value, Beginning of Period	$5.39		$3.80	$5.78	$7.61	$7.18	$7.31
Income From Investment Operations
Net Investment Income (Loss)(2)	0.04		0.05	0.08	0.05	0.04	0.05
Net Realized and Unrealized Gain (Loss)	(0.14)		1.59	(1.97)	(0.92)	0.94	0.57
Total From Investment Operations	(0.10)		1.64	(1.89)	(0.87)	0.98	0.62
Distributions
From Net Investment Income	(0.05)		(0.05)	(0.09)	(0.05)	(0.04)	(0.03)
From Net Realized Gains	—		—	—	(0.91)	(0.51)	(0.72)
Total Distributions	(0.05)		(0.05)	(0.09)	(0.96)	(0.55)	(0.75)
Net Asset Value, End of Period	$5.24		$5.39	$3.80	$5.78	$7.61	$7.18

Total Return(3)	(1.94)%		43.21%	(33.01)%	(12.41)%	13.78%	8.81%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	2.01	%(4)	2.00%	2.00%	2.00%	1.99%	1.99%
Ratio of Net Investment Income (Loss) to Average Net Assets	1.70	%(4)	0.97%	1.63%	0.65%	0.58%	0.71%
Portfolio Turnover Rate	42%		62%	91%	152%	140%	134%
Net Assets, End of Period (in thousands)	$2,912		$3,182	$2,651	$5,601	$7,740	$7,129

(1)	Six months ended September 30, 2010 (unaudited).
(2)	Computed using average shares outstanding throughout the period.
(3)
Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges. Total returns for periods less than one year are not annualized. Total returns are calculated based on the net asset value of the last business day.

(4)	Annualized.

See Notes to Financial Statements.

Value

C Class
For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
	2010(1)		2010	2009	2008	2007	2006
Per-Share Data
Net Asset Value, Beginning of Period	$5.35		$3.77	$5.74	$7.56	$7.14	$7.27
Income From Investment Operations
Net Investment Income (Loss)(2)	0.04		0.05	0.08	0.05	0.04	0.05
Net Realized and Unrealized Gain (Loss)	(0.14)		1.58	(1.96)	(0.91)	0.93	0.57
Total From Investment Operations	(0.10)		1.63	(1.88)	(0.86)	0.97	0.62
Distributions
From Net Investment Income	(0.05)		(0.05)	(0.09)	(0.05)	(0.04)	(0.03)
From Net Realized Gains	—		—	—	(0.91)	(0.51)	(0.72)
Total Distributions	(0.05)		(0.05)	(0.09)	(0.96)	(0.55)	(0.75)
Net Asset Value, End of Period	$5.20		$5.35	$3.77	$5.74	$7.56	$7.14

Total Return(3)	(1.95)%		43.29%	(33.06)%	(12.36)%	13.71%	8.87%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	2.01	%(4)	2.00%	2.00%	2.00%	1.99%	1.99%
Ratio of Net Investment Income (Loss) to Average Net Assets	1.70	%(4)	0.97%	1.63%	0.65%	0.58%	0.71%
Portfolio Turnover Rate	42%		62%	91%	152%	140%	134%
Net Assets, End of Period (in thousands)	$6,768		$7,294	$5,414	$11,532	$22,274	$19,259

(1)	Six months ended September 30, 2010 (unaudited).
(2)	Computed using average shares outstanding throughout the period.
(3)
Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges. Total returns for periods less than one year are not annualized. Total returns are calculated based on the net asset value of the last business day.

(4)	Annualized.

See Notes to Financial Statements.

Value

R Class
For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
	2010(1)		2010	2009	2008	2007	2006(2)
Per-Share Data
Net Asset Value, Beginning of Period	$5.40		$3.80	$5.78	$7.61	$7.18	$7.60
Income From Investment Operations
Net Investment Income (Loss)(3)	0.06		0.07	0.11	0.09	0.08	0.06
Net Realized and Unrealized Gain (Loss)	(0.15)		1.60	(1.98)	(0.92)	0.94	0.29
Total From Investment Operations	(0.09)		1.67	(1.87)	(0.83)	1.02	0.35
Distributions
From Net Investment Income	(0.06)		(0.07)	(0.11)	(0.09)	(0.08)	(0.05)
From Net Realized Gains	—		—	—	(0.91)	(0.51)	(0.72)
Total Distributions	(0.06)		(0.07)	(0.11)	(1.00)	(0.59)	(0.77)
Net Asset Value, End of Period	$5.25		$5.40	$3.80	$5.78	$7.61	$7.18

Total Return(4)	(1.69)%		44.10%	(32.67)%	(11.98)%	14.34%	4.99%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	1.51	%(5)	1.50%	1.50%	1.50%	1.49%	1.49	%(5)
Ratio of Net Investment Income (Loss) to Average Net Assets	2.20	%(5)	1.47%	2.13%	1.15%	1.08%	1.17	%(5)
Portfolio Turnover Rate	42%		62%	91%	152%	140%	134	%(6)
Net Assets, End of Period (in thousands)	$14,805		$4,527	$2,255	$1,625	$331	$43

(1)	Six months ended September 30, 2010 (unaudited).
(2)	July 29, 2005 (commencement of sale) through March 31, 2006.
(3)	Computed using average shares outstanding throughout the period.
(4)
Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. Total returns are calculated based on the net asset value of the last business day.

(5)	Annualized.
(6)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended March 31, 2006.

See Notes to Financial Statements.

Proxy Voting Results

A special meeting of shareholders was held on June 16, 2010 and June 30, 2010, to vote on the following proposals. Each proposal received the required number of votes and was adopted. A summary of voting results is listed below each proposal.

Proposal 1:

To elect one Director to the Board of Directors of American Century Capital Portfolios, Inc. (the proposal was voted on by all shareholders of funds issued by American Century Capital Portfolios, Inc.):

John R. Whitten	For:	8,909,100,602
	Withhold:	464,054,213
	Abstain:	0
	Broker Non-Vote:	0

The other directors whose term of office continued after the meeting include Jonathan S. Thomas, Thomas A. Brown, Andrea C. Hall, James A. Olson, Donald H. Pratt, and M. Jeannine Strandjord.

Proposal 2:

To approve a management agreement between the fund and American Century Investment Management, Inc.:

Investor, A, B, C and R Classes	For:	915,790,232
	Against:	16,489,908
	Abstain:	53,485,280
	Broker Non-Vote:	68,565,645

Institutional Class	For:	200,216,855
	Against:	353,700
	Abstain:	79,039
	Broker Non-Vote:	1,047,814

Proposal 3:

To approve an amendment to the Articles of Incorporation to limit certain director liability to the extent permitted by Maryland law (the proposal was voted on by all shareholders of funds issued by American Century Capital Portfolios, Inc.):

For:	7,171,505,354
Against:	434,482,700
Abstain:	468,352,741
Broker Non-Vote:	1,298,814,021

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs, or 403(b), 457 and qualified plans are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

Proxy Voting Guidelines

American Century Investment Management, Inc., the fund’s investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

Index Definitions

The following indices are used to illustrate investment market, sector, or style performance or to serve as fund performance comparisons. They are not investment products available for purchase.

The Lipper Multi-Cap Value Index is an equally-weighted index of the 30 largest mutual funds with a value based investment strategy to purchase securities of companies of all market capitalizations.

The Russell 1000® Index is a market-capitalization weighted, large-cap index created by Frank Russell Company to measure the performance of the 1,000 largest publicly traded U.S. companies, based on total market capitalization.

The Russell 1000® Growth Index measures the performance of those Russell 1000 Index companies (the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The Russell 1000® Value Index measures the performance of those Russell 1000 Index companies (the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The Russell 2000® Index is a market-capitalization weighted index created by Frank Russell Company to measure the performance of the 2,000 smallest of the 3,000 largest publicly traded U.S. companies, based on total market capitalization.

The Russell 2000® Growth Index measures the performance of those Russell 2000 Index companies (the 2,000 smallest of the 3,000 largest publicly traded U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The Russell 2000® Value Index measures the performance of those Russell 2000 Index companies (the 2,000 smallest of the 3,000 largest publicly traded U.S. companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The Russell 3000® Value Index measures the performance of the broad value segment of the U.S. equity universe. It includes those Russell 3,000 companies with lower price-to-book ratios and lower forecasted growth values.

The Russell Midcap® Index measures the performance of the 800 smallest of the 1,000 largest publicly traded U.S. companies, based on total market capitalization.

The Russell Midcap® Growth Index measures the performance of those Russell Midcap Index companies (the 800 smallest of the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The Russell Midcap® Value Index measures the performance of those Russell Midcap Index companies (the 800 smallest of the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The S&P 500 Index is a market value-weighted index of the stocks of 500 publicly traded U.S. companies chosen for market size, liquidity, and industry group representation that are considered to be leading firms in dominant industries. Each stock’s weight in the index is proportionate to its market value. Created by Standard & Poor’s, it is considered to be a broad measure of U.S. stock market performance.

Notes

Notes

Contact Us

americancentury.com

Automated Information Line	1-800-345-8765

Investor Services Representative	1-800-345-2021 or 816-531-5575

Investors Using Advisors	1-800-378-9878

Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533

Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488

Telecommunications Device for the Deaf	1-800-634-4113

American Century Capital Portfolios, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

American Century Investment Services, Inc., Distributor

©2010 American Century Proprietary Holdings, Inc. All rights reserved.

1011
CL-SAN-69824

ITEM 2.  CODE OF ETHICS.

Not applicable for semiannual report filings.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable for semiannual report filings.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable for semiannual report filings.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.  INVESTMENTS.

(a)	The schedule of investments is included as part of the report to stockholders filed under Item 1 of this Form.

(b)	Not applicable.

ITEM 7.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

During the reporting period, there were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board.

ITEM 11.  CONTROLS AND PROCEDURES.

(a)
The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12.  EXHIBITS.

(a)(1)	Not applicable for semiannual report filings.

(a)(2)
Separate certifications by the registrant’s principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are filed and attached hereto as EX-99.CERT.

(a)(3)	Not applicable.

(b)	A certification by the registrant’s chief executive officer and chief financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, is furnished and attached hereto as EX- 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	AMERICAN CENTURY CAPITAL PORTFOLIOS, INC.

By:	/s/ Jonathan S. Thomas
	Name:	Jonathan S. Thomas
	Title:	President

Date:	November 29, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jonathan S. Thomas
	Name:	Jonathan S. Thomas
	Title:	President
(principal executive officer)

Date:	November 29, 2010

By:	/s/ Robert J. Leach
	Name:	Robert J. Leach
	Title:	Vice President, Treasurer, and
Chief Financial Officer
(principal financial officer)

Date:	November 29, 2010